Filed Pursuant to Rule 497
File No. 333-189817

The information in this prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This prospectus supplement and the accompanying prospectus are not an offer to sell these securities and are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus Supplement dated February 24, 2015

PROSPECTUS    SUPPLEMENT

To the Prospectus dated September 12, 2014

$

        % Notes due

We are offering $         in aggregate principal amount of our         % Notes due             , which we refer to in this prospectus supplement as the Notes. The Notes will mature on                     . We will pay interest on the Notes on                  and                  of each year, beginning                     , 2015. We may redeem the Notes in whole or in part at any time, or from time to time, at the redemption prices discussed under the caption “Description of Notes—Optional Redemption” in this prospectus supplement. In addition, holders of the Notes can require us to repurchase some or all of the Notes at a purchase price equal to 100% of their principal amount, plus accrued and unpaid interest to, but not including, the repurchase date upon the occurrence of a Change of Control Repurchase Event (as defined herein). The Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. The information in this prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission, or the “SEC.” This prospectus supplement and the accompanying prospectus are not an offer to sell these securities and are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. We may offer other debt securities from time to time other than the Notes under our Registration Statement or in private placements.

The Notes will be our direct senior unsecured obligations and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by Apollo Investment Corporation.

Apollo Investment Corporation is an externally managed closed-end, non-diversified management investment company that has elected to be treated as a business development company, or “BDC,” under the Investment Company Act of 1940, or “1940 Act.” Our primary investment objective is to generate current income and capital appreciation. We invest primarily in various forms of debt investments, including secured and unsecured debt, loan investments and/or equity in private middle- market companies. We may also invest in the securities of public companies and structured products and other investments such as collateralized loan obligations and credit-linked notes.

Investing in our Notes involves risks that are described in the “Risk Factors” sections beginning on page S-9 of this prospectus supplement and page 8 of the accompanying prospectus.

	Per Note		Total
Public offering price (1)		%	$
Underwriting discounts		%	$
Proceeds, before expenses, to Apollo Investment Corporation (2)		%	$

(1) The public offering price set forth above does not include accrued interest, if any. Interest on the Notes will accrue from                  , 2015 and must be paid by the purchaser if the Notes are delivered after                     , 2015.

(2) Before deducting expenses payable by us related to this offering, estimated at $                        .

THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Delivery of the Notes in book-entry form only through the facilities of The Depository Trust Company will be made on or about                     , 2015.

This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our Notes. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at 9 West 57th Street, New York, New York 10019, or by calling us at (212) 515-3450. The SEC maintains a website at www.sec.gov where such information is available without charge upon written or oral request. Our Internet website address is www.apolloic.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus.

We invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Neither the SEC nor any state securities commission, nor any other regulatory body, has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Joint Book-Running Managers

Barclays	Citigroup	J.P. Morgan	SunTrust Robinson Humphrey

BMO Capital Markets	Credit Suisse	Deutsche Bank Securities	UBS Investment Bank

Co-Managers

Apollo Global Securities	Natixis

The date of this prospectus supplement is February     , 2015

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the underwriters have not, authorized anyone to provide you with additional information, or information different from that contained in this prospectus supplement and the accompanying prospectus. If anyone provides you with different or additional information, you should not rely on it. We are not, and the underwriters are not, offering to sell, and seeking offers to buy, securities in any jurisdictions where offers and sales are not permitted. The information contained in this prospectus supplement and the accompanying prospectus is accurate only as of the date of this prospectus supplement or such prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since then.

PROSPECTUS SUPPLEMENT

S-i

PROSPECTUS

S-ii

SPECIFIC TERMS OF THE NOTES AND THE OFFERING

This prospectus supplement sets forth certain terms of the Notes that we are offering pursuant to this prospectus supplement and the accompanying prospectus that is attached to the back of this prospectus supplement. This section outlines the specific legal and financial terms of the Notes. You should read this section together with the description of the Notes under the heading “Description of Notes” in this prospectus supplement and the more general description of the Notes in the accompanying prospectus under the heading “Description of Our Debt Securities” before investing in the Notes. Capitalized terms used in this prospectus supplement and not otherwise defined shall have the meanings ascribed to them in the accompanying prospectus or in the indenture governing, or the supplemental indenture establishing, the terms of the Notes (collectively, the indenture and the supplemental indenture are referred to as the “indenture”).

Issuer	Apollo Investment Corporation

Title of securities	% Notes due

Initial aggregate principal amount being offered	$

Initial public offering price	% of the aggregate principal amount of Notes.

Type of Note	Fixed rate note

Interest rate	% per year

Day count basis	360-day year of twelve 30-day months

Original issue date

Stated maturity date

Date interest starts accruing

Interest payment dates	Each and , commencing , 2015. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Interest periods	The initial interest period will be the period from and including , 2015, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Regular record dates for interest	and , commencing , 2015.

Specified currency	U.S. Dollars

Place of payment	New York City

Ranking of Notes	The Notes will be our general, unsecured obligations and will rank:

•

pari passu with all of our existing and future senior, unsecured indebtedness (including, but not limited to, our $200 million aggregate principal amount of 5.75% Convertible Senior Notes due 2016, or the “Convertible Notes,” our $150 million aggregate principal amount of 5.25% Notes due 2024, or the “2024 Notes,” our $150 million aggregate principal amount of 6.625% Senior Notes due 2042, or the “2042 Notes,” and our $150 million aggregate principal amount of 6.875% Senior Notes due 2043, or the “2043 Notes”);

•	senior in right of payment to any of our subordinated indebtedness; and

•

effectively subordinated to our existing and future secured indebtedness (including, but not limited to, as of February 23, 2015, approximately $832 million aggregate principal amount of our indebtedness under our $1.71 billion senior secured, multi-currency, revolving credit facility, or the “Senior Secured Facility” (including $25 million related to standby letters of credit issued and outstanding), our $225 million aggregate principal amount of 6.25% Senior Secured Notes due 2015, or the “2015 Notes,” our $29 million aggregate principal amount of 5.875% Senior Secured Notes due 2016, or the “2016 Notes,” and our $16 million aggregate principal amount of 6.25% Senior Secured Notes due 2018, or the “2018 Notes,” and collectively with our 2015 Notes and 2016 Notes, the “Senior Secured Notes”) to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of our subsidiaries.

As of February 23, 2015, we and our subsidiaries had approximately $1,751 million of senior indebtedness outstanding, $1,102 million of which was secured indebtedness and $649 million of which was unsecured indebtedness.

Denominations	We will issue the Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Business day	Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are authorized or required by law or executive order to close.

Optional redemption	We may redeem some or all of the Notes at any time, or from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus              basis points, plus, in each case, accrued and unpaid interest to, but excluding, the redemption date.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes.

Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act, to the extent applicable.

If we redeem only some of the Notes, the trustee will determine the method for selection of the particular Notes to be redeemed, in accordance with the 1940 Act to the extent applicable. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Sinking fund	The Notes will not be subject to any sinking fund.

Offer to purchase upon a Change of Control Repurchase Event	If a Change of Control Repurchase Event occurs prior to maturity, holders will have the right, at their option, to require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.

Defeasance	The Notes are subject to legal and covenant defeasance by us.

Form of Notes	The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company (“DTC”) or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations which are participants in DTC.

Trustee, Paying Agent, Registrar and Transfer Agent	U.S. Bank National Association.

Events of default	If an event of default on the Notes occurs, the principal amount of the Notes, plus accrued and unpaid interest, may be declared immediately due and payable, subject to certain conditions set forth in the indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events of default involving us.

Other covenants	In addition to the covenants described in the prospectus attached to this prospectus supplement, the following covenants shall apply to the Notes:

•	We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or the “Exchange Act,” to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles.

No established trading market	The Notes are a new issue of securities with no established trading market. The Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system. Although certain of the underwriters have informed us that they intend to make a market in the Notes, they are not obligated to do so, and may discontinue any such market making at any time without notice. Accordingly, we cannot assure you that an active and liquid market for the Notes will develop or be maintained.

Global clearance and settlement procedures	Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

Governing law	The Notes and the indenture will be governed by, and construed in accordance with, the laws of the State of New York.

BUSINESS

This summary highlights some of the information in this prospectus supplement. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” in this prospectus supplement and in the accompanying prospectus and the other information included in this prospectus supplement and the accompanying prospectus. In this prospectus supplement and the accompanying prospectus, except where the context suggests otherwise, the terms “we,” “us,” “our,” and “Apollo Investment” refer to Apollo Investment Corporation; “AIM” or “investment adviser” refers to Apollo Investment Management, L.P.; “Apollo Administration” or “AIA” refers to Apollo Investment Administration, LLC; and “Apollo” refers to the affiliated companies of Apollo Investment Management, L.P.

Apollo Investment

Apollo Investment Corporation, a Maryland corporation organized on February 2, 2004, is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). In addition, for tax purposes we have elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Our investment objective is to generate current income and capital appreciation. We invest primarily in various forms of debt investments, including secured and unsecured debt, loan investments and/or equity in private U.S. middle-market companies. We may also invest in the securities of public companies and structured products and other investments such as collateralized loan obligations and credit-linked notes.

Our portfolio is comprised primarily of investments in debt, including secured and unsecured debt of private U.S. middle-market companies that, in the case of senior secured loans, generally are not broadly syndicated and whose aggregate tranche size is typically less than $250 million. Our portfolio also includes equity interests such as common stock, preferred stock, warrants or options. In this prospectus, we use the term “middle-market” to refer to companies with annual revenues between $50 million and $2 billion. While our investment objective is to generate current income and capital appreciation through investments in U.S. secured and unsecured loans, other debt securities and equity, we may also invest a portion of the portfolio in other investment opportunities, including foreign securities and structured products. Most of the debt instruments we invest in are unrated or rated below investment grade, which is often an indication of size, credit worthiness and speculative nature relative to the capacity of the borrower to pay interest and principal. Generally, if Apollo Investment’s unrated investments were rated, they would be rated below investment grade. These securities, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. See “Risk Factors—Risks Related to Our Investments” in the accompanying prospectus.

AIM is our investment adviser and an affiliate of Apollo Global Management, LLC and its consolidated subsidiaries (“AGM”). AGM and other affiliates manage other funds that may have investment mandates that are similar, in whole or in part, with ours. AIM and its affiliates may determine that an investment is appropriate both for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, AIM may determine that we should invest on a side-by-side basis with one or more other funds. We make all such investments subject to compliance with applicable regulations and interpretations, and our allocation procedures. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

During the three months ended December 31, 2014, we invested $609 million across 13 new and 13 existing portfolio companies, through a combination of primary and secondary market purchases. This compares to investing $630 million in 21 new and 22 existing portfolio companies for the three months ended December 31, 2013. Investments sold or repaid during the three months ended December 31, 2014 totaled $699 million versus $544 million for the three months ended December 31, 2013. The weighted average yields on our secured debt portfolio, unsecured debt portfolio, and total debt portfolio as of December 31, 2014 at our current cost basis were 11.0%, 11.1%, and 11.1%, respectively, exclusive of securities on non-accrual status. The weighted average yields on our secured debt portfolio, unsecured debt portfolio, and total debt portfolio as of March 31, 2014 at the current cost basis were 10.8%, 11.5%, and 11.1%, respectively, exclusive of securities on non-accrual status.

Our targeted investment size typically ranges between $20 million and $250 million, although this investment size may vary as the size of our available capital base changes. At December 31, 2014, our portfolio consisted of 109 portfolio companies (which reflects counting investments in operating and holding companies within the same corporate structure as one portfolio company) and was invested 61% in secured debt, 15% in unsecured debt, 10% in structured products and other, and 14% in common equity, preferred equity and warrants measured at fair value versus 111 portfolio companies invested 56% in secured debt, 27% in unsecured debt, 6% in structured products and other, and 11% in common equity, preferred equity and warrants measured at fair value at March 31, 2014.

Since the initial public offering of Apollo Investment in April 2004, and through December 31, 2014, invested capital totaled $15.0 billion in 342 portfolio companies. Over the same period, Apollo Investment completed transactions with more than 100 different financial sponsors. A financial sponsor is a term commonly used to refer to private equity investment firms, particularly those private equity firms that engage in leveraged buyout transactions.

At December 31, 2014, 48% or $1.4 billion of our income-bearing investment portfolio was fixed rate debt and 52% or $1.5 billion was floating rate debt, measured at fair value. On a cost basis, 50% or $1.5 billion of our income-bearing investment portfolio was fixed rate debt and 50% or $1.5 billion was floating rate debt. At March 31, 2014, 58% or $1.7 billion of our income-bearing investment portfolio was fixed rate debt and 42% or $1.3 billion was floating rate debt at fair value. On a cost basis, 58% or $1.7 billion of our income-bearing investment portfolio was fixed rate debt and 42% or $1.2 billion was floating rate debt.

About Apollo Investment Management

AIM, our investment adviser, is led by John J. Hannan, James C. Zelter and Edward Goldthorpe. Potential investment opportunities are generally approved by an investment committee composed of senior personnel across AGM, including Mr. Zelter and Mr. Goldthorpe. The composition of the investment committee and its approval process for our investments may change from time to time. AIM draws upon AGM’s more than 20 year history and benefits from the broader firm’s significant capital markets, trading and research expertise developed through investments in many core sectors in over 200 companies since inception.

About Apollo Investment Administration

In addition to furnishing us with office facilities, equipment, and clerical, bookkeeping and record keeping services, AIA, an affiliate of AGM, also oversees our financial records as well as prepares our reports to stockholders and reports filed with the SEC. AIA also performs the calculation and publication of our net asset value, the payment of our expenses and oversees the performance of various third-party service providers and the preparation and filing of our tax returns. Furthermore, AIA provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.

Our Corporate Information

Our administrative and principal executive offices are located at 730 Fifth Avenue, New York, NY 10019 and 9 West 57th Street, New York, NY, 10019, respectively. Our common stock is quoted on the NASDAQ Global Select Market under the symbol “AINV.” Our Internet website address is www.apolloic.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.

RISK FACTORS

Your investment in the Notes will involve certain risks. You should carefully consider the risks described below and all of the information contained in this prospectus supplement and the accompanying prospectus before deciding whether to purchase any Notes. The risks and uncertainties described below are not the only risks and uncertainties we face. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also impair our business operations. If any of the following risks actually occur, our business, financial condition and results of operations would suffer. The risks discussed below also include forward-looking statements and our actual results may differ substantially from those discussed in these forward-looking statements. See the section entitled “Forward-Looking Statements” included elsewhere in this prospectus supplement and the accompanying prospectus. You should, in consultation with your own financial and legal advisors, carefully consider the following discussion of risks before deciding whether an investment in the Notes is suitable for you.

Our amount of debt outstanding may increase as a result of this offering. Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.

As of February 23, 2015, we and our subsidiaries had approximately $1,751 million of senior indebtedness outstanding, $1,102 million of which was secured indebtedness and $649 million of which was unsecured indebtedness.

The use of debt could have significant consequences on our future operations, including:

•	making it more difficult for us to meet our payment and other obligations under the Notes and our other outstanding debt;

•

resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our debt agreements, which event of default could result in substantially all of our debt becoming immediately due and payable;

•	reducing the availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

•	subjecting us to the risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under our Senior Secured Facility; and

•	limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.

Any of the above-listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.

Our ability to meet our payment and other obligations under our debt instruments depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our Senior Secured Facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Notes and our other debt and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including the Notes, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Notes and our other debt.

A downgrade, suspension or withdrawal of the rating assigned by a rating agency to us or the Notes, if any, could cause the liquidity or market value of the Notes to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any underwriter undertakes any obligation to maintain the ratings or to advise holders of Notes of any changes in ratings.

The Notes will be rated by Standard & Poor’s Ratings Services, or “S&P,” and Fitch Ratings, or “Fitch.” There can be no assurance that their respective ratings will remain for any given period of time or that such ratings will not be lowered or withdrawn entirely by S&P or Fitch if in either of their respective judgments future circumstances relating to the basis of the rating, such as adverse changes in our company, so warrant.

The Notes will be effectively subordinated to any existing and future secured indebtedness and structurally subordinated to existing and future liabilities and other indebtedness of our subsidiaries, and are due after certain of our outstanding notes.

The Notes will be our general, unsecured obligations and will rank equal in right of payment with all of our existing and future senior, unsecured indebtedness (including, but not limited to, our $200 million aggregate principal amount of Convertible Notes, our $150 million aggregate principal amount of 2024 Notes, our $150 million aggregate principal amount of 2042 Notes and our $150 million aggregate principal amount of 2043 Notes, and senior in right of payment to any of our subordinated indebtedness. As a result, the Notes will be effectively subordinated to our existing and future secured indebtedness (including, but not limited to, as of February 23, 2015, approximately $832 million aggregate principal amount of our indebtedness under our $1.71 billion Senior Secured Facility (including $25 million related to standby letters of credit issued and outstanding), our $225 million aggregate principal amount of 2015 Notes, our $29 million aggregate principal amount of 2016 Notes, and our $16 million aggregate principal amount of 2018 Notes to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of our subsidiaries. These liabilities may include indebtedness, trade payables, guarantees, lease obligations and letter of credit obligations. The Notes do not restrict us or our subsidiaries from incurring indebtedness, including senior secured indebtedness in the future, nor do they limit the amount of indebtedness we can issue that is equal in right of payment to the Notes. As of February 23, 2015, we and our subsidiaries had approximately $1,751 million of senior indebtedness outstanding, $1,102 million of which was secured indebtedness and $649 million of which was unsecured indebtedness.

Each of the Convertible Notes, the 2024 Notes (in the event the Notes mature after the 2024 Notes), the 2042 Notes, the 2043 Notes and the Senior Secured Notes are due prior to the Notes. We do not currently know whether we will be able to replace any of these notes, or if we do, whether we will be able to do so on terms that are as favorable as such notes. In the event that we are not able to replace these notes at the time of their respective maturities, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders, our ability to repay the Notes and our ability to qualify as a regulated investment company.

The indenture under which the Notes will be issued will contain limited protection for holders of the Notes.

The indenture under which the Notes will be issued will offer limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions;

•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Certain of our current debt instruments include more protections for their holders than the indenture and the Notes. See in the accompanying prospectus “Risk Factors—Risks Relating to Our Business and Structure—We currently use borrowed funds to make investments and are exposed to the typical risks associated with leverage.” In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

We may not be able to repurchase the Notes upon a Change of Control Repurchase Event.

Upon a Change of Control Repurchase Event, holders of the Notes may require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the aggregate principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. The source of funds for that purchase of Notes will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in a change of control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. The terms of our Senior Secured Facility provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under the Senior Secured Facility at that time and to terminate the Senior Secured Facility. In addition, the indentures governing our Senior Secured Notes contain similar provisions that would require us to offer to purchase the Senior Secured Notes upon the occurrence of a change of control. Our and our subsidiaries’ future debt instruments may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require us to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our and our subsidiaries’ future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes and/or our other debt. See “Description of Notes—Offer to Repurchase Upon a Change of Control Repurchase Event.”

We may be subject to certain corporate-level taxes which could adversely affect our cash flow and consequently adversely affect our ability to make payments on the Notes.

We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC. Additionally, should we fail to qualify as a RIC, we would be subject to corporate-level taxes on all of our taxable income. The imposition of corporate-level taxes could adversely affect our cash flow and consequently adversely affect our ability to make payments on the Notes.

There is currently no public market for the Notes, and an active trading market may not develop for the Notes. The failure of a market to develop for the Notes could adversely affect the liquidity and value of your Notes.

The Notes are a new issue of securities, and there is no existing market for the Notes. We do not intend to apply for listing of the Notes on any securities exchange or for quotation of the Notes on any automated dealer quotation system. We have been advised by the underwriters that following the completion of the offering, the underwriters currently intend to make a market in the Notes. However, the underwriters are not obligated to do so and any market-making activities with respect to the Notes may be discontinued by them at any time without notice. In addition, any market-making activity will be subject to limits imposed by law. A market may not develop for the Notes, and there can be no assurance as to the liquidity of any market that may develop for the Notes. If an active, liquid market does not develop for the Notes, the market price and liquidity of the Notes may be adversely affected. If any of the Notes are traded after their initial issuance, they may trade at a discount from their initial discounted offering price. The liquidity of the trading market, if any, and future trading prices of the Notes will depend on many factors, including, among other things, prevailing interest rates, our operating results, financial performance and prospects, the market for similar securities and the overall securities market, and may be adversely affected by unfavorable changes in these factors.

The optional redemption provision may materially adversely affect your return on the Notes.

The Notes are redeemable in whole or in part upon certain conditions at any time or from time to time at our option. We may choose to redeem the Notes at times when prevailing interest rates are lower than the interest rate paid on the Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the Notes being redeemed.

USE OF PROCEEDS

We estimate that the net proceeds from this offering will be approximately $         million after deducting estimated underwriting discounts and commissions and estimated offering expenses of approximately $         million payable by us.

We expect to use the net proceeds from the sale of the Notes to repay a portion of the indebtedness owed under our Senior Secured Facility.

We intend to use any net proceeds from this offering that are not applied as described above for general corporate purposes, which includes investing in portfolio companies in accordance with our investment objective.

At February 23, 2015, we had approximately $832 million outstanding under our Senior Secured Facility, including $25 million related to standby letters of credit issued and outstanding. The remaining capacity under the Senior Secured Facility was $438 million at February 23, 2015. On September 13, 2013, we amended and restated the Senior Secured Facility. The amended and restated Senior Secured Facility extends the lenders’ commitments totaling $1.25 billion through August 2017, and allows us to seek additional commitments from new and existing lenders in the future, up to an aggregate facility size not to exceed $1.71 billion. On April 16, 2014, we obtained an additional commitment from a new lender, increasing the size of the Senior Secured Facility to $1.27 billion. The Senior Secured Facility is secured by substantially all of the assets in our portfolio, including cash and cash equivalents. The final maturity date of the Senior Secured Facility is August 31, 2018. Commencing September 30, 2017, we are required to repay, in twelve consecutive monthly installments of equal size, the outstanding amount under the Senior Secured Facility as of August 31, 2017. Pricing for Alternate Base Rate (ABR) borrowings is 100 basis points over the greater of (i) the applicable Prime Rate, (ii) the Federal Funds Effective Rate plus 1/2 of 1% and (iii) the one-month LIBO Rate plus 1%, and pricing for eurocurrency borrowings is 200 basis points over the Adjusted LIBO Rate. Terms used in the foregoing sentence have the meanings set forth in the Senior Secured Facility.

Certain affiliates of the underwriters are lenders under the Senior Secured Facility and as a result will receive the net proceeds of this offering to the extent such proceeds are used to repay indebtedness owed under the Senior Secured Facility.

SELECTED FINANCIAL DATA

The Statement of Operations, Per Share data and Balance Sheet data for the fiscal years ended March 31, 2014, 2013, 2012, 2011 and 2010 are derived from our financial statements, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results for the nine months ended December 31, 2014 are not necessarily indicative of the results that may be expected for the fiscal year ending March 31, 2015.

This selected financial data should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus supplement and the accompanying prospectus. All amounts are in thousands except per share data and as otherwise indicated.

	For the Nine Months Ended December 31, (unaudited)		For the Year Ended March 31,
Statement of Operations Data:	2014	2013	2014	2013	2012	2011	2010
Total Investment Income	$331,516	$284,941	$381,346	$331,994	$357,584	$358,779	$340,238
Net Expenses (including excise taxes)	$155,614	$133,305	$180,098	$164,634	$184,842	$167,607	$140,828
Net Investment Income	$175,902	$151,636	$201,248	$167,360	$172,742	$191,172	$199,410
Net Realized and Unrealized Gains (Losses)	$(88,750)	$49,331	$69,624	$(62,889)	$(259,006)	$(10,760)	$63,880
Net Increase (Decrease) in Net Assets Resulting from Operations	$87,152	$200,967	$270,872	$104,471	$(86,264)	$180,412	$263,290

Per Share Data:
Net Asset Value	$8.43	$8.57	$8.67	$8.27	$8.55	$10.03	$10.06
Net Investment Income	$0.75	$0.69	$0.91	$0.83	$0.88	$0.99	$1.26
Net Earnings (Loss)	$0.36	$0.90	$1.21	$0.51	$(0.44)	$0.93	$1.65
Net Earnings (Loss) (Diluted)	$0.36	$0.88	$1.18	$0.51	$(0.44)	$0.93	$1.65
Distributions Declared	$0.60	$0.60	$0.80	$0.80	$1.04	$1.12	$1.10

Balance Sheet Data:
Total Assets	$3,701,174	$3,379,700	$3,641,951	$2,944,312	$2,775,263	$3,148,813	$3,465,116
Borrowings Outstanding	$1,588,653	$1,261,292	$1,372,261	$1,156,067	$1,009,337	$1,053,443	$1,060,616
Total Net Assets	$1,996,691	$1,925,339	$2,051,611	$1,677,389	$1,685,231	$1,961,031	$1,772,806

Other Data:
Total Return (1)	(4.00)%	9.00%	9.4%	28.2%	(32.4)%	5.1%	313.0%
Number of Portfolio Companies at Period End	109	101	111	81	62	69	67
Total Portfolio Investments for the Period	$1,839,380	$1,830,368	$2,816,149	$1,537,366	$1,480,508	$1,085,601	$716,425
Investment Sales and Prepayments for the Period	$1,737,803	$1,575,542	$2,322,189	$1,337,431	$1,634,520	$977,493	$451,687
Weighted Average Yield on Debt Portfolio at Period End	11.1%	11.4%	11.1%	11.9%	11.9%	11.6%	11.8%
Weighted Average Shares Outstanding at Period End (Basic) (2)	236,741	220,848	222,800	202,875	196,584	193,192	159,369
Weighted Average Shares Outstanding at Period End (Diluted) (2)	251,289	235,396	237,348	217,423	211,132	195,823	159,369

(1)	Total return is based on the change in market price per share and takes into account dividends and distributions, if any, reinvested in accordance with our dividend reinvestment plan.

(2)	In applying the if-converted method, conversion is not assumed for purposes of computing diluted earnings per share if the effect would be anti-dilutive. For the nine months ended December 31, 2014, anti-dilution would total $0.01. For the fiscal years ended March 31, 2013 and March 31, 2012, anti-dilution would total $0.02 and $0.08, respectively.

CAPITALIZATION

The following table sets forth our cash and capitalization as of December 31, 2014 (1) on an actual basis and (2) on an as adjusted basis to reflect the effects of the offering of the Notes and the application of net proceeds from this offering as described under “Use of Proceeds.” You should read this table together with “Use of Proceeds” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto set forth in this prospectus supplement, as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in the accompanying prospectus. The adjusted information is illustrative only; our capitalization following the completion of this offering is subject to adjustment based on the actual offering of the Notes, which will be determined at pricing.

All amounts in thousands, except per share data

	As of December 31, 2014
	Actual (unaudited)	As Adjusted for this Offering (unaudited)

Cash	$27,670		$27,670

Debt
Borrowings under senior secured facility (1)	669,777
Senior Secured Notes	270,000		270,000
2024 Notes	148,876		148,876
2042 Notes	150,000		150,000
2043 Notes	150,000		150,000
Convertible Notes	200,000		200,000
Notes offered hereby	—
Stockholders’ Equity
Common stock, par value $0.001 per share; 400,000,000 shares authorized, 236,741,351 shares issued and outstanding	237		237
Capital in excess of par value	3,221,803
Distributable earnings (2)	(1,225,349)

Total stockholders’ equity	1,996,691

Total capitalization	$3,639,891	$

(1)	As described under “Use of Proceeds,” we expect to use the net proceeds from this offering to repay a portion of the borrowings outstanding under our Senior Secured Facility.

(2)	Includes cumulative net investment income or loss, cumulative amounts of gains and losses realized from investment and foreign currency transactions and net unrealized appreciation or depreciation of investments and foreign currencies, and distributions paid to stockholders other than tax return of capital distributions. Distributable earnings is not intended to represent amounts we may or will distribute to our stockholders.

FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus supplement and the accompanying prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

We generally use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus supplement and accompanying prospectus.

We have based the forward-looking statements included in this prospectus supplement and accompanying prospectus on information available to us on the date of this prospectus supplement and accompanying prospectus. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, we have a general obligation to update to reflect material changes in our disclosures and you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following analysis of our financial condition and results of operations should be read in conjunction with our financial statements and the notes thereto and other financial information appearing elsewhere in this prospectus supplement and the accompanying prospectus.

OVERVIEW

Apollo Investment was incorporated under the Maryland General Corporation Law in February 2004. We have elected to be treated as a BDC under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, for federal income tax purposes we have elected to be treated as a RIC under Subchapter M of the Code. Pursuant to this election and assuming we qualify as a RIC, we generally do not have to pay corporate-level federal income taxes on any income we distribute to our stockholders. Apollo Investment commenced operations on April 8, 2004 upon completion of its initial public offering that raised $870 million in net proceeds from selling 62 million shares of its common stock at a price of $15.00 per share. Since then, and through December 31, 2014, we have raised approximately $2.21 billion in net proceeds from additional offerings of common stock.

Investments

Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment, and the competitive environment for the types of investments we make. As a business development company, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions).

Revenue

We generate revenue primarily in the form of interest and dividend income from the securities we hold and capital gains, if any, on investment securities that we may acquire in portfolio companies. Our debt investments, whether in the form of mezzanine or senior secured loans, generally have a stated term of five to ten years and bear interest at a fixed rate or a floating rate usually determined on the basis of a benchmark: LIBOR, Euro Interbank Offered Rate (EURIBOR), British pound sterling LIBOR (GBP LIBOR), or the prime rate. Interest on debt securities is generally payable quarterly or semiannually and while U.S. subordinated debt and corporate notes typically accrue interest at fixed rates, some of our investments may include zero coupon and/or step-up bonds that accrue income on a constant yield to call or maturity basis. In addition, some of our investments provide for payment-in-kind (“PIK”) interest or dividends. Such amounts of accrued PIK interest or dividends are added to the cost of the investment on the respective capitalization dates and generally become due at maturity of the investment or upon the investment being called by the issuer. We may also generate revenue in the form of commitment, origination, structuring fees, fees for providing managerial assistance and, if applicable, consulting fees, etc.

Expenses

For all investment professionals of the investment adviser and their staff, when and to the extent engaged in providing investment advisory and management services to us, the compensation and routine overhead expenses of that personnel which is allocable to those services are provided and paid for by AIM. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	investment advisory and management fees;

•

expenses incurred by AIM payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies;

•	calculation of our net asset value (including the cost and expenses of any independent valuation firm);

•	direct costs and expenses of administration, including independent registered public accounting and legal costs;

•	costs of preparing and filing reports or other documents with the SEC;

•	interest payable on debt, if any, incurred to finance our investments;

•	offerings of our common stock and other securities;

•	registration and listing fees;

•	fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments;

•	transfer agent and custodial fees;

•	taxes;

•	independent directors’ fees and expenses;

•	marketing and distribution-related expenses;

•	the costs of any reports, proxy statements or other notices to stockholders, including printing and postage costs;

•	our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	organizational costs; and

•

all other expenses incurred by us or AIA in connection with administering our business, such as our allocable portion of overhead under the administration agreement between the Company and AIA (the “Administration Agreement”), including rent and our allocable portion of the cost of our chief financial officer, chief compliance officer, and their respective staffs.

We expect our general and administrative operating expenses related to our ongoing operations to increase moderately in dollar terms. During periods of asset growth, we generally expect our general and administrative operating expenses to decline as a percentage of our total assets and increase during periods of asset declines. Incentive fees, interest expense and costs relating to future offerings of securities, among others, may also increase or reduce overall operating expenses based on portfolio performance, interest rate benchmarks, and offerings of our securities relative to comparative periods, among other factors.

Portfolio and Investment Activity

Our portfolio and investment activity during the three months ended December 31, 2014 and 2013 is as follows:

(amounts in millions)	Three Months Ended December 31, 2014	Three Months Ended December 31, 2013
Investment made in portfolio companies (1)	$609	$630
Investments sold	(444)	(293)

Net activity before repaid investments	165	337
Investments repaid	(255)	(251)

Net investment activity	$(90)	$86

Portfolio companies, at beginning of period	113	93
Number of new portfolio companies	13	21
Number of exited companies	(17)	(13)

Portfolio companies, at end of period	109	101

Number of investments in existing portfolio companies	13	22

(1)	Investments were primarily made through a combination of primary and secondary debt investments.

Our portfolio composition and weighted average yields at December 31, 2014 and at March 31, 2014 are as follows:

	December 31, 2014	March 31, 2014
Portfolio composition, measured at fair value:
Secured debt	61%	56%
Unsecured debt	15%	27%
Structured products and other (1)	10%	6%
Common equity, preferred equity and warrants	14%	11%
Weighted average yields, at current cost basis, exclusive of securities on non-accrual status (2):
Secured debt portfolio	11.0%	10.8%
Unsecured debt portfolio	11.1%	11.5%
Total debt portfolio	11.1%	11.1%
Income-bearing investment portfolio composition, measured at fair value:
Fixed rate amount	$1.4 billion	$1.7 billion
Floating rate amount	$1.5 billion	$1.3 billion
Fixed rate %	48%	58%
Floating rate %	52%	42%
Income-bearing investment portfolio composition, measured at cost:
Fixed rate amount	$1.5 billion	$1.7 billion
Floating rate amount	$1.5 billion	$1.2 billion
Fixed rate %	50%	58%
Floating rate %	50%	42%

(1)	Structured products and other such as collateralized loan obligations (“CLOs”) and credit-linked notes (“CLNs”) are typically a form of securitization in which the cash flows from a portfolio of loans are pooled and passed on to different classes of debt and residual interest in order of seniority.

(2)	An investor’s yield may be lower than the portfolio yield due to sales loads and other expenses.

Since the initial public offering of Apollo Investment in April 2004 and through December 31, 2014, invested capital totaled $15.0 billion in 342 portfolio companies. Over the same period, Apollo Investment completed transactions with more than 100 different financial sponsors.

CRITICAL ACCOUNTING POLICIES

Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ materially. In addition to the discussion below, our critical accounting policies are further described in the notes to the financial statements included herein.

Fair Value Measurements

The Company follows guidance in Accounting Standards Codification (“ASC”) 820, Fair Value Measurement, where fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. Under procedures established by our board of directors, we value investments, including certain secured debt, unsecured debt, and other debt securities with maturities greater than 60 days, for which market quotations are readily available at such market quotations (unless they are deemed not to represent fair value). We attempt to obtain market quotations from at least two brokers or dealers (if available, otherwise from a principal market maker or a primary market dealer or other independent pricing service). We utilize mid-market pricing as a practical expedient for fair value unless a different point within the range is more representative. If and when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Accordingly, such investments go through our multi-step valuation process as described below. In each case, our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such investments. Debt investments with remaining maturities of 60 days or less may each be valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of our investment adviser, does not represent fair value. In this case, such investments shall be valued at fair value as determined in good faith by or under the direction of our board of directors, using market quotations where available. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors. Such determination of fair values may involve subjective judgments and estimates.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our investment adviser who is responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with senior management of our investment adviser;

(3) independent valuation firms are engaged by our board of directors to conduct independent appraisals by reviewing our investment adviser’s preliminary valuations and then making their own independent assessment;

(4) the audit committee of the board of directors reviews the preliminary valuation of our investment adviser and the valuation prepared by the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments; and

(5) the board of directors discusses valuations and determines in good faith the fair value of each investment in our portfolio based on the input of our investment adviser, the applicable independent valuation firm, third party pricing services, and the audit committee.

Investments in all asset classes are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, seniority of investment in the investee company’s capital structure, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity), and enterprise values, among other factors. When readily available, broker quotations and/or quotations provided by pricing services are considered in the valuation process of independent valuation firms. As of December 31, 2014, there was no change to the Company’s valuation techniques and related inputs considered in the valuation process.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. Of the Company’s investments at December 31, 2014, $2.9 billion or 81% of the Company’s investments were classified as Level 3.

The high proportion of Level 3 investments relative to our total investments is directly related to our investment philosophy and target portfolio, which consists primarily of long-term secured debt, as well as unsecured and mezzanine positions of private middle-market companies. A fundamental difference exists between our investments and those of comparable publicly traded fixed income investments, namely high yield bonds, and this difference affects the valuation of our private investments relative to comparable publicly traded instruments.

Senior secured loans, or senior loans, are higher in the capital structure than high yield bonds, and are typically secured by assets of the borrowing company. This improves their recovery prospects in the event of default and affords senior loans a structural advantage over high yield bonds. The Company’s investments are also privately negotiated and contain covenant protections that limit the issuer to take actions that could harm us as a creditor. High yield bonds typically do not contain such covenants.

Given the structural advantages of capital seniority and covenant protection, the valuation of our private debt portfolio is driven more by investment specific credit factors than movements in the broader debt capital markets. Each security is evaluated individually and as indicated above, we value our private investments based upon a multi-step valuation process, including valuation recommendations from independent valuation firms.

Investment Income Recognition

The Company records interest and dividend income, adjusted for amortization of premium and accretion of discount, on an accrual basis. Some of our loans and other investments, including certain preferred equity investments, may have contractual PIK interest or dividends. PIK interest and dividends computed at the contractual rate are accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, the Company capitalizes the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. At the point the Company believes PIK is not expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are reversed from the related receivable through interest or dividend income, respectively. The Company does not reverse previously capitalized PIK interest or dividends. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status if the Company believes that PIK is expected to be realized.

Investments that are expected to pay regularly scheduled interest and/or dividends in cash are generally placed on non-accrual status when principal or interest/dividend cash payments are past due 30 days or more and/or when it is no longer probable that principal or interest/dividend cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest or dividends are paid in cash, and in management’s judgment, are likely to continue timely payment of their remaining interest or dividend obligations. Interest or dividend cash payments received on non-accrual designated investments may be recognized as income or applied to principal depending upon management’s judgment.

Loan origination fees, original issue discount, and market discounts are capitalized and amortized into income using the interest method or straight-line, as applicable. Upon the prepayment of a loan, any unamortized loan origination fees are recorded as interest income. We record prepayment premiums on loans and other investments as interest income when we receive such amounts. Other income generally includes administrative fee, bridge fees, and structuring fees, which are recorded when earned.

The Company records as dividend income the accretable yield from its beneficial interests in structured products such as CLOs based upon a number of cash flow assumptions that are subject to uncertainties and contingencies. Such assumptions include the rate and timing of principal and interest receipts (which may be subject to prepayments and defaults) of the underlying pools of assets. These assumptions are updated on at least a quarterly basis to reflect changes related to a particular security, actual historical data, and market changes. A structured product investment typically has an underlying pool of assets. Payments on structured product investments are payable solely from the cash flows from such assets. As such any unforeseen event in these underlying pools of assets might impact the expected recovery and future accrual of income.

Expenses

Expenses include management fees, performance-based incentive fees, insurance expenses, administrative service fees, legal fees, directors’ fees, audit and tax service expenses, and other general and administrative expenses. Expenses are recognized on an accrual basis.

Net Realized Gains or Losses and Net Change in Unrealized Gain (Loss)

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized gain (loss) reflects the net change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized gains or losses.

Within the context of these critical accounting policies, we are not currently aware of any reasonably likely events or circumstances that would result in materially different amounts being reported.

Recent Accounting Pronouncements

See note 2 within the Notes to the Financial Statements included herein.

RESULTS OF OPERATIONS

Operating results for the three and nine months ended December 31, 2014 and 2013 were as follows:

	Three Months Ended		Nine Months Ended
(in thousands)	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Investment income
Interest	$98,088	$83,115	$298,933	$250,211
Dividends	7,342	8,050	21,231	24,568
Other	4,596	3,396	11,352	10,162

Total investment income	$110,026	$94,561	$331,516	$284,941

Expenses
Base management fees and performance-based incentive fees, net of amounts waived	$(28,230)	$(24,026)	$(84,885)	$(72,833)
Interest and other debt expenses, net of expense reimbursements	(20,294)	(17,345)	(58,101)	(50,653)
Administrative services expenses, net of expense reimbursements	(1,826)	(1,410)	(4,709)	(3,616)
Other general and administrative expenses	(3,014)	(2,097)	(7,919)	(6,203)

Net expenses	(53,364)	(44,878)	(155,614)	(133,305)

Net investment income	$56,662	$49,683	$175,902	$151,636

Realized and unrealized gain (loss) on investments, cash equivalents, derivatives and foreign currencies
Net realized gain (loss)	$(1,430)	$3,667	$(3,169)	$(109,541)
Net change in unrealized gain (loss)	(74,684)	52,388	(85,581)	158,872

Net realized and unrealized gain (loss) from investments, cash equivalents, derivatives and foreign currencies	(76,114)	56,055	(88,750)	49,331

Net increase (decrease) in net assets resulting from operations	$(19,452)	$105,738	$87,152	$200,967

Net investment income per share on per average share basis	$0.24	$0.22	$0.75	$0.69

Earnings (Loss) per share—basic	$(0.09)	$0.47	$0.36	$0.90

Earnings (Loss) per share—diluted	$(0.09)	$0.45	$0.36	$0.88

Total Investment Income

For the three months ended December 31, 2014 as compared to the three months ended December 31, 2013

The increase in total investment income for the three months ended December 31, 2014 compared to the three months ended December 31, 2013 was primarily due to the increase in interest income. Interest income increased due to an increase in the investment portfolio size, which increased to an average cost of $3.63 billion for the three months ended December 31, 2014 from an average cost of $3.13 billion for the three months ended December 31, 2013. The increase in total investment income was also due to an increase in prepayment fees and an acceleration of original issue discount on repaid investments, which totaled approximately $9.3 million for the three months ended December 31, 2014 as compared to $2.5 million three months ended December 31, 2013. The increase was partially offset by a decrease in yield on debt investments (11.1% as of December 31, 2014 and 11.4% as of December 31, 2013) during the period. Dividend income decreased slightly as there was a special dividend payment from Explorer Coinvest, LLC (Booz Allen) during the three months ended December 31, 2013. Other income, which primarily includes structuring fees, during the three months ended December 31, 2014 was higher due to increased investment activity.

For the nine months ended December 31, 2014 as compared to the nine months ended December 31, 2013

The increase in total investment income for the nine months ended December 31, 2014 compared to the nine months ended December 31, 2013 was primarily due to the increase in interest income. Interest income increased due to an increase in the investment portfolio size, which increased to an average cost of $3.52 billion for the nine months ended December 31, 2014 from an average cost of $3.10 billion for the nine months ended December 31, 2013. The increase in investment income was also due to an increase in prepayment fees and an acceleration of original issue discount on repaid investments, which totaled approximately $37.3 million for the nine months ended December 31, 2014 as compared to $19.4 million three months ended December 31, 2013. The increase in interest income was partially offset by a decrease in yield on debt investments (11.1% as of December 31, 2014 and 11.4% as of December 31, 2013) during the period. Dividend income decreased as there was a special dividend payment from RC Coinvestment, LLC during the nine months ended December 31, 2013. Other income during the nine months ended December 31, 2014 was higher due to increased structuring fees on investments.

Net Expenses

For the three months ended December 31, 2014 as compared to three months ended December 31, 2013

The increase in expenses for the three months ended December 31, 2014 compared to the three months ended December 31, 2013 was primarily driven by an increase of $2.9 million in interest and other debt related expenses and an increase of $4.2 million in management and performance-based incentive fees (net of amounts waived). Management and performance-based incentive fees increased primarily due to the increase in the size and net investment income earned on the portfolio. Interest and other debt related costs were higher due to a higher average debt balance, which increased to $1.64 billion during the three months ended December 31, 2014 from $1.25 billion during the three months ended December 31, 2013. The total annualized cost of debt for the period declined to 4.90% from 5.50% for the three months ended December 31, 2013 as a result of the utilization of our Senior Secured Credit Facility.

For the nine months ended December 31, 2014 as compared to the nine months ended December 31, 2013

The increase in expenses for the nine months ended December 31, 2014 compared to the nine months ended December 31, 2013 was primarily driven by an increase of $7.4 million in interest and other debt related expenses and an increase of $12.1 million in management and performance-based incentive fees (net of amounts waived). Management and performance-based incentive fees increased due to the increase in the size and net investment income earned on the portfolio. Interest and other debt related costs were higher due to a higher average debt balance, which increased to $1.58 billion during the nine months ended December 31, 2014 from $1.19 billion during the nine months ended December 31, 2013. The total annualized cost of debt for the period declined to 4.88% from 5.62% for the nine months ended December 31, 2013 primarily as a result of the utilization of our Senior Secured Credit Facility and the September 2013 credit facility amendment which resulted in a decrease in pricing by 25 basis points.

Net Realized Gain (Loss)

For the three months ended December 31, 2014 as compared to three months ended December 31, 2013

Net realized losses for the three months ended December 31, 2014 were $1.4 million and comprised of $17.3 million of gross realized losses and $15.9 million of gross realized gains. Significant realized gains (losses) for the three months ended December 31, 2014 are summarized below:

(in millions)	Net Realized Gain (Loss)
First Data Corp.	$5.6
RC Coinvestment, LLC	5.0
Walter Energy, Inc.	(7.8)
inVentiv Health, Inc.	(5.6)
Other (net)	1.4

Total, net	$(1.4)

Net realized gains for the three months ended December 31, 2013 were $3.7 million and comprised of $20.0 million of gross realized gains and $16.3 million of gross realized losses. Significant realized gains (losses) for the three months ended December 31, 2013 are summarized below:

(in millions)	Net Realized Gain (Loss)
Penton Business Media Holdings, LLC	$10.1
Garden Fresh Restaurant Corp.	(5.4)
IPC Systems, Inc.	(5.3)
Altegrity, Inc.	(2.3)
Other (net)	6.6

Total, net	$3.7

For the nine months ended December 31, 2014 as compared to the nine months ended December 31, 2013

Net realized losses for the nine months ended December 31, 2014 were $3.2 million and comprised of $41.0 million of gross realized losses and $37.8 million of gross realized gains. Significant realized gains (losses) for the nine months ended December 31, 2014 are summarized below:

(in millions)	Net Realized Gain (Loss)
Aventine Renewable Energy Holdings, Inc.	$11.6
First Data Corp.	7.5
Altegrity, Inc.	(17.7)
inVentiv Health, Inc.	(9.4)
Walter Energy, Inc.	(8.6)
Other (net)	13.4

Total, net	$(3.2)

Net realized losses for the nine months ended December 31, 2013 were $109.5 million and comprised of $155.5 million of gross realized losses and $46.0 million of gross realized gains. Significant realized gains (losses) for the nine months ended December 31, 2013 are summarized below:

(in millions)	Net Realized Gain (Loss)
Penton Business Media Holdings, LLC	$11.5
Ceridian Corp.	4.9
ATI Acquisition Company	(54.4)
Cengage Learning Acquisitions	(44.6)
Texas Competitive Electric Holdings (“TXU”)	(13.5)
Altegrity, Inc.	(7.2)
Other (net)	(6.2)

Total, net	$(109.5)

The realized losses incurred upon the exit of these investments reversed out previously reported unrealized losses.

Net Change in Unrealized Gain (Loss)

For the three months ended December 31, 2014 as compared to three months ended December 31, 2013

For the three months ended December 31, 2014, the net change in unrealized losses were $74.7 million and comprised of $125.8 million of gross unrealized losses and $51.1 million of gross unrealized gains. Significant change in unrealized gains (losses) for the three months ended December 31, 2014 are summarized below:

(in millions)	Net Change in Unrealized Gain/(Loss)
Generation Brands Holdings, Inc. (Quality Homes)	$10.9
Playpower Holdings, Inc.	7.0
inVentiv Health, Inc.	5.7
Venoco, Inc. (Denver Parent)	(24.6)
Magnetation, LLC	(12.4)
PetroBakken Energy Ltd.	(10.7)
Molycorp, Inc.	(6.8)
First Data Corp.	(6.2)
Delta Educational Systems, Inc. (Gryphon Colleges Corp.)	(6.1)
Ranpak Corp.	(5.2)
Other (net)	(26.3)

Total, net	$(74.7)

For the three months ended December 31, 2013 the net change in unrealized gains were $52.4 million and comprised of $88.6 million of gross unrealized gains and $36.2 million of gross unrealized losses. Significant change in unrealized gains (losses) for the three months ended December 31, 2013 are summarized below:

(in millions)	Net Change in Unrealized Gain/(Loss)
inVentiv Health, Inc.	$14.1
Avaya, Inc.	6.4
First Data Corp.	4.7
IPC Systems, Inc.	4.6
Gryphon Colleges Corp. (Delta Educational Systems, Inc.)	4.5
Garden Fresh Restaurant Corp.	4.1
Magnetation, LLC	3.9
Generation Brands Holdings, Inc.	2.7
PetroBakken Energy Ltd.	2.7
Wind Acquisition Holdings	2.4
BCA Osprey II Limited (British Car Auctions)	2.0
Penton Business Media Holdings, LLC	(10.1)
Other (net)	10.4

Total, net	$52.4

For the nine months ended December 31, 2014 as compared to the nine months ended December 31, 2013

For the nine months ended December 31, 2014, the net change in unrealized losses were $85.6 million and comprised of $214.1 million of gross unrealized losses and $128.5 million of gross unrealized gains. Significant change in unrealized gains (losses) for the nine months ended December 31, 2014 are summarized below:

(in millions)	Net Change in Unrealized Gain/(Loss)
Generation Brands Holdings, Inc. (Quality Homes)	$23.1
Playpower Holdings, Inc.	20.7
Venoco, Inc. (Denver Parent)	(30.2)
Molycorp, Inc.	(21.7)
LVI Group Investments, LLC	(16.3)
Magnetation LLC	(15.3)
Walter Energy Inc.	(12.6)
PetroBakken Energy Ltd.	(12.4)
First Data Corp.	(11.2)
Other (net)	(9.7)

Total, net	$(85.6)

For the nine months ended December 31, 2013, the net change in unrealized gains were $158.9 million and comprised of $251.1 million of gross unrealized gains and $92.2 million of gross unrealized losses. Significant change in unrealized gains (losses) for the nine months ended December 31, 2013 are summarized below:

(in millions)	Net Change in Unrealized Gain/(Loss)
ATI Acquisition Company	$53.9
Cengage Learning Acquisitions Inc.	44.3
Garden Fresh Restaurant Corp.	13.1
Texas Competitive Electric Holdings (“TXU”)	12.0
Playpower Holdings, Inc.	9.3
BCA Osprey II Limited (British Car Auctions)	8.9
Generation Brands Holdings, Inc. (Quality Homes)	8.6
Altegrity, Inc.	7.3
Penton Business Media Holdings, LLC	(12.3)
Allied Nevada Gold Corp.	(5.1)
Other (net)	18.9

Total, net	$158.9

LIQUIDITY AND CAPITAL RESOURCES

The Company’s liquidity and capital resources are generated and generally available through periodic follow-on equity and debt offerings, our Senior Secured Facility, our senior secured notes, our senior unsecured notes, investments in special purpose entities in which we hold and finance particular investments on a non-recourse basis, as well as from cash flows from operations, investment sales of liquid assets and repayments of senior and subordinated loans, and income earned from investments.

Debt

At December 31, 2014, the Company had $669.8 million in borrowings outstanding on its Senior Secured Facility and $575.0 million of unused capacity. As of December 31, 2014, aggregate lender commitments under the Senior Secured Facility totaled $1.27 billion. The Senior Secured Facility allows the Company to seek additional commitments in the future up to an aggregate facility size not to exceed $1.71 billion. See note 9 and note 10 within the Notes to Financial Statements for information on the Company’s debt and public offerings.

The Company’s debt maturities by period are summarized below.

	Payments due by Period as of December 31, 2014 (in millions)
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Senior Secured Facility (1)	$670	$—	$—	$670	$—
Senior Secured Notes	$225	$225	$—	$—	$—
Senior Secured Notes (Series A)	$29	$—	$29	$—	$—
Senior Secured Notes (Series B)	$16	$—	$—	$16	$—
2042 Notes	$150	$—	$—	$—	$150
2043 Notes	$150	$—	$—	$—	$150
2024 Notes	$149	$—	$—	$—	$149
Convertible Notes	$200	$—	$200	$—	$—

(1)	At December 31, 2014, there was $25.2 million of letters of credit issued under the Senior Secured Facility that are not recorded as liabilities on the Company’s Statement of Assets and Liabilities, and the Company had $575.0 million of unused capacity under its Senior Secured Facility.

PIK Interest and Dividends

The Company also has investments in its portfolio that contain PIK provisions. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates, as the original securities issued. On these payment dates, the Company capitalizes the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. In order to maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders annually in the form of dividends, even though the Company has not yet collected the cash. For the three and nine months ended December 31, 2014, PIK income totaled $8.6 million and $24.9 million, on total investment income of $110.0 million and $331.5 million. See note 5 within the Notes to the Financial Statements included herein for more information on the Company’s PIK interest and dividends.

Cash Equivalents

We deem certain U.S. Treasury bills, repurchase agreements and other high-quality, short-term debt securities as cash equivalents. (See note 2 within the Notes to the Financial Statements included herein.) At the end of each fiscal quarter, we consider taking proactive steps utilizing cash equivalents with the objective of enhancing our investment flexibility during the following quarter, pursuant to Section 55 of the 1940 Act. More specifically, we may purchase U.S. Treasury bills from time-to-time on the last business day of the quarter and typically close out that position on the following business day, settling the sale transaction on a net cash basis with the purchase, subsequent to quarter end. Apollo Investment may also utilize repurchase agreements or other balance sheet transactions, including drawing down on our Senior Secured Facility, as we deem appropriate. The amount of these transactions or such drawn cash for this purpose is excluded from total assets for purposes of computing the asset base upon which the management fee is determined. There were no cash equivalents held as of December 31, 2014.

Related Party Transactions

See note 3 within the Notes to the Financial Statements included herein for information on the Company’s related party transactions.

Commitments and Contingencies

See note 11 within the Notes to the Financial Statements included herein for information on the Company’s commitments and contingencies.

Dividends

Dividends paid to stockholders for the three and nine months ended December 31, 2014 totaled $47.3 million or $0.20 per share and $142.0 million or $0.60 per share, respectively. Dividends paid to stockholders for the three and nine months ended December 31, 2013 totaled $44.9 million or $0.20 per share and $134.8 million or $0.60 per share, respectively. Tax characteristics of all dividends will be reported to stockholders on Form 1099 after the end of the calendar year. Our quarterly dividends, if any, will be determined by our Board of Directors.

We have elected to be taxed as a RIC under Subchapter M of the Code. To maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may in the future be limited in our ability to make distributions. Also, our Senior Secured Facility may limit our ability to declare dividends if we default under certain provisions or fail to satisfy certain other conditions. If we do not distribute a certain percentage of our income annually, we may suffer adverse tax consequences, including possible loss of the tax benefits available to us as a regulated investment company. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue or market discount. Since we may recognize income before or without receiving cash representing such income, we may not be able to meet the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a regulated investment company.

With respect to the dividends to stockholders, income from origination, structuring, closing, commitment, and other upfront fees associated with investments in portfolio companies is treated as taxable income and accordingly, is generally distributed to stockholders.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We are subject to financial market risks, including changes in interest rates. During the nine months ended December 31, 2014, many of the loans in our portfolio had floating interest rates. These loans are usually based on floating LIBOR and typically have durations of one to six months after which they reset to current market interest rates. The Senior Secured Facility is also based on floating LIBOR rates.

The following table shows the approximate annual impact on net investment income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) to our loan portfolio and outstanding debt as of December 31, 2014, assuming no changes in our investment and borrowing structure:

(in thousands except per share data) Basis Point Change	Net Investment Income	Net Investment Income per Share
Up 400 basis points	$14,493	$0.061
Up 300 basis points	$8,072	$0.034
Up 200 basis points	$2,045	$0.009
Up 100 basis points	$(2,701)	$(0.011)

We may hedge against interest rate fluctuations from time-to-time by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act and applicable commodities laws. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of each year ended March 31 since Apollo Investment commenced operations, unless otherwise noted. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities. The report of our independent registered public accounting firm covering the total amount of senior securities outstanding as of March 31, 2014, 2013, 2012, 2011, 2010, 2009, 2008, 2007 and 2006 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Estimated Market Value
Senior Secured Facility
Fiscal 2015 (through December 31, 2014)	$669,777	$951	—	$665,599	(4)
Fiscal 2014	602,261	1,095	—	602,983	(4)
Fiscal 2013	536,067	1,137	—	551,097
Fiscal 2012	539,337	1,427	—	N/A
Fiscal 2011	628,443	1,707	—	N/A
Fiscal 2010	1,060,616	2,671	—	N/A
Fiscal 2009	1,057,601	2,320	—	N/A
Fiscal 2008	1,639,122	2,158	—	N/A
Fiscal 2007	492,312	4,757	—	N/A
Fiscal 2006	323,852	4,798	—	N/A
Fiscal 2005	—	—	—	N/A

Senior Secured Notes
Fiscal 2015 (through December 31, 2014)	$270,000	$384	—	$274,777	(4)
Fiscal 2014	270,000	491	—	280,067	(4)
Fiscal 2013	270,000	572	—	282,173
Fiscal 2012	270,000	714	—	N/A
Fiscal 2011	225,000	611	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A
Fiscal 2008	—	—	—	N/A
Fiscal 2007	—	—	—	N/A
Fiscal 2006	—	—	—	N/A
Fiscal 2005	—	—	—	N/A

2042 Notes
Fiscal 2015 (through December 31, 2014)	$150,000	$213	—	$151,140	(5)
Fiscal 2014	150,000	273	—	145,680	(5)
Fiscal 2013	150,000	318	—	148,920
Fiscal 2012	—	—	—	N/A
Fiscal 2011	—	—	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A
Fiscal 2008	—	—	—	N/A
Fiscal 2007	—	—	—	N/A
Fiscal 2006	—	—	—	N/A
Fiscal 2005	—	—	—	N/A

Class and Year	Total Amount Outstanding (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Estimated Market Value
2043 Notes
Fiscal 2015 (through December 31, 2014)	$150,000	$213	—	$150,240	(5)
Fiscal 2014	150,000	273	—	142,500	(5)(6)
Fiscal 2013	—	—	—	N/A
Fiscal 2012	—	—	—	N/A
Fiscal 2011	—	—	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A
Fiscal 2008	—	—	—	N/A
Fiscal 2007	—	—	—	N/A
Fiscal 2006	—	—	—	N/A
Fiscal 2005	—	—	—	N/A

2024 Notes
Fiscal 2015 (through December 31, 2014)	$148,876	$213	—	$151,470	(4)
Fiscal 2014	—	—	—	N/A
Fiscal 2013	—	—	—	N/A
Fiscal 2012	—	—	—	N/A
Fiscal 2011	—	—	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A
Fiscal 2008	—	—	—	N/A
Fiscal 2007	—	—	—	N/A
Fiscal 2006	—	—	—	N/A
Fiscal 2005	—	—	—	N/A

Convertible Notes
Fiscal 2015 (through December 31, 2014)	$200,000	$284	—	$207,910	(5)
Fiscal 2014	200,000	364	—	212,734	(5)
Fiscal 2013	200,000	424	—	212,000
Fiscal 2012	200,000	529	—	N/A
Fiscal 2011	200,000	544	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A
Fiscal 2008	—	—	—	N/A
Fiscal 2007	—	—	—	N/A
Fiscal 2006	—	—	—	N/A
Fiscal 2005	—	—	—	N/A

Total Debt Securities
Fiscal 2015 (through December 31, 2014)	$1,588,653	$2,258	$—	$1,601,136
Fiscal 2014	1,372,261	2,496	—	1,383,964
Fiscal 2013	1,156,067	2,451	—	1,194,190
Fiscal 2012	1,009,337	2,670	—	N/A
Fiscal 2011	1,053,443	2,862	—	N/A
Fiscal 2010	1,060,616	2,671	—	N/A
Fiscal 2009	1,057,601	2,320	—	N/A
Fiscal 2008	1,639,122	2,158	—	N/A
Fiscal 2007	492,312	4,757	—	N/A
Fiscal 2006	323,852	4,798	—	N/A
Fiscal 2005	—	—	—	N/A

N/A - Not applicable

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by one thousand to determine the Asset Coverage Per Unit. In order to determine the specific Asset Coverage Per Unit for each class of debt, the total Asset Coverage Per Unit was divided based on the amount outstanding at the end of the period for each.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	The fair value of these debt obligations are categorized as Level 3 under ASC 820 as of December 31, 2014 and March 31, 2014. The valuation is based on a yield analysis and discount rate commensurate with the market yields for similar types of debt.

(5)	The fair value of these debt obligations are categorized as Level 1 under ASC 820 as of December 31, 2014 and March 31, 2014. The valuation is based on quoted prices of identical liabilities in active markets.

(6)	The amount was updated to $142,500 from $128,250 to reflect the correct fair value.

RATIO OF EARNINGS TO FIXED CHARGES

For the nine months ended December 31, 2014 and the years ended March 31, 2014, 2013, 2012, 2011 and 2010, the ratios of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	For the Nine Months Ended December 31, 2014	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012		For the Year Ended March 31, 2011	For the Year Ended March 31, 2010
Earnings to Fixed Charges (1)	2.50	4.95	2.80	—	(2)	4.76	11.81

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense including excise tax expense plus fixed charges. Fixed charges include interest and senior secured facility fees expense and amortization of debt issuance costs.

(1) Earnings include the net change in unrealized appreciation or depreciation. Net change in unrealized appreciation or depreciation can vary substantially from year to year. Excluding the net change in unrealized appreciation or depreciation, the earnings to fixed charges ratio would be 2.38 for the year ended March 31, 2014, 2.59 for the year ended March 31, 2013, 1.82 for the year ended March 31, 2011 and 3.52 for the year ended March 31, 2010. Excluding the net change in unrealized appreciation or depreciation, the ratio coverage for the years ended March 31, 2012 and March 31, 2010, was less than one-to-one. The Company would have needed to generate additional earnings of $168,701 and $272,399 (in thousands) to achieve a coverage of one-to-one in 2012 and 2010, respectively. Excluding the net change in unrealized appreciation or depreciation in the calculation of earnings to fixed charges ratio is a non-GAAP measure.

(2) Due to the Company’s loss for the year ended March 31, 2012, the ratio coverage was less than one-to-one. The Company would have needed to generate additional earnings of $86,264 (in thousands) to achieve a coverage of one-to-one for the year ended March 31, 2012.

DESCRIPTION OF NOTES

The following description of the particular terms of the      % Notes due              supplements and, to the extent inconsistent with, replaces the description of the general terms and provisions of the debt securities set forth in the accompanying prospectus.

We will issue the Notes under a base indenture, dated as of October 9, 2012, between us and U.S. Bank National Association, as trustee (the “trustee”), as supplemented by a separate supplemental indenture, to be dated as of the settlement date for the Notes. As used in this section, all references to the indenture mean the base indenture as supplemented by the supplemental indenture. The terms of the Notes include those expressly set forth in the indenture and those made part of the indenture by reference to the Trust Indenture Act of 1939, as amended.

The following description is a summary of the material provisions of the Notes and the indenture and does not purport to be complete. This summary is subject to and is qualified by reference to all the provisions of the Notes and the indenture, including the definitions of certain terms used in the indenture. We urge you to read these documents because they, and not this description, define your rights as a holder of the Notes.

For purposes of this description, references to “we,” “our” and “us” refer only to Apollo Investment Corporation and not to any of its current or future subsidiaries and references to “subsidiaries” refer only to our consolidated subsidiaries and exclude any investments held by Apollo Investment Corporation in the ordinary course of business which are not, under United States generally accepted accounting principles (“GAAP”), consolidated on the financial statements of Apollo Investment Corporation and its subsidiaries.

General

The Notes:

•	will be our general unsecured obligations;

•	will initially be issued in an aggregate principal amount of $ ;

•	will mature on , unless earlier redeemed or repurchased, as discussed below;

•	will bear cash interest from , 2015 at an annual rate of % payable semi-annually on and of each year, beginning on , 2015;

•	will be subject to redemption at our option as described under “—Optional Redemption”;

•

will be subject to repurchase by us at the option of the holders following a Change of Control Repurchase Event (as defined below under “—Offer to Repurchase Upon a Change of Control Repurchase Event”), at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the date of repurchase;

•	will be issued in denominations of $2,000 and integral multiples of $1,000 thereof; and

•	will be represented by one or more registered Notes in global form, but in certain limited circumstances may be represented by Notes in definitive form. See “Registration and Settlement.”

The indenture does not limit the amount of debt that may be issued by us or our subsidiaries under the indenture or otherwise. The indenture does not contain any financial covenants and does not restrict us from paying dividends or distributions or issuing or repurchasing our other securities. Other than restrictions described under “—Offer to Repurchase Upon a Change of Control Repurchase Event” and “—Merger, Consolidation or Sale of Assets” below, the indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or in the event of a decline in our credit rating as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect such holders.

We may, without the consent of the holders, issue additional Notes under the indenture with the same terms as the Notes offered hereby in an unlimited aggregate principal amount; provided that, if such additional Notes are not fungible with the Notes offered hereby (or any other tranche of additional Notes) for U.S. federal income tax purposes, then such additional Notes will have different CUSIP numbers from the Notes offered hereby (and any such other tranche of additional Notes).

We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.

Payments on the Notes; Paying Agent and Registrar; Transfer and Exchange

We will pay the principal of, and interest on, the Notes in global form registered in the name of or held by DTC or its nominee in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such global note.

Payment of principal of (and premium, if any) and any such interest on the Notes will be made at the corporate trust office of the trustee in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at our option payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the security register.

A holder of the Notes may transfer or exchange Notes at the office of the security registrar in accordance with the indenture. The security registrar and the trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by us, the trustee or the security registrar for any registration of transfer or exchange of Notes, but we may require a holder to pay a sum sufficient to cover any transfer tax or other similar governmental charge required by law or permitted by the indenture.

The registered holder of a Note will be treated as its owner for all purposes.

Interest

The Notes will bear cash interest at a rate of     % per year until maturity. Interest on the Notes will accrue from                     , 2015 or from the most recent date on which interest has been paid or duly provided for. Interest will be payable semi-annually in arrears on              and              of each year, beginning on                     , 2015.

Interest will be paid to the person in whose name a Note is registered at the close of business on              or             , as the case may be, immediately preceding the relevant interest payment date. Interest on the Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.

If any interest payment date, the maturity date or any earlier required repurchase date upon a Change of Control Repurchase Event (defined below) of a Note falls on a day that is not a business day, the required payment will be made on the next succeeding business day and no interest on such payment will accrue in respect of the delay. The term “business day” means, with respect to any Note, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are authorized or obligated by law or executive order to close.

Ranking

The Notes will be our general, unsecured obligations and will rank:

•

pari passu with all of our existing and future senior, unsecured indebtedness (including, but not limited to, our $200 million aggregate principal amount of 5.75% Convertible Senior Notes due 2016, or the “Convertible Notes,” our $150 million aggregate principal amount of 5.25% Notes due 2024, or the “2024 Notes,” our $150 million aggregate principal amount of 6.625% Senior Notes due 2042, or the “2042 Notes,” and our $150 million aggregate principal amount of 6.875% Senior Notes due 2043, or the “2043 Notes”);

•	senior in right of payment to any of our subordinated indebtedness; and

•

effectively subordinated to our existing and future secured indebtedness (including, but not limited to, as of December 31, 2014, approximately $670 million aggregate principal amount of our indebtedness under our $1.71 billion senior secured, multi-currency, revolving credit facility, or the “Senior Secured Facility,” our $225 million aggregate principal amount of 6.25% Senior Secured Notes due 2015, or the “2015 Notes,” our $29 million in aggregate principal amount of 5.875% Senior Secured Notes due 2016, or the “2016 Notes,” and our $16 million in aggregate principal amount of 6.25% Senior Secured Notes due 2018, or the “2018 Notes,” and collectively with our 2015 Notes and 2016 Notes, the “Senior Secured Notes”) to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of our subsidiaries.

As of December 31, 2014, we and our subsidiaries had approximately $1,589 million of senior indebtedness outstanding, $939.8 million of which was secured indebtedness and $648.9 million of which was unsecured indebtedness.

Optional Redemption

We may redeem some or all of the Notes at any time, or from time to time. If we choose to redeem any Notes prior to maturity, we will pay a redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to, but excluding, the redemption date:

•	100% of the principal amount of the Notes to be redeemed, or

•

the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate (as defined below) plus     basis points.

If we choose to redeem any Notes, we will deliver a notice of redemption to holders of the Notes not less than 30 nor more than 60 days before the redemption date. If we are redeeming less than all of the Notes, the particular Notes to be redeemed will be selected in accordance with the applicable procedures of the trustee and, so long as the Notes are registered to DTC or its nominee, DTC; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Note not redeemed to less than $2,000. Unless we default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.

For purposes of calculating the redemption price in connection with the redemption of the Notes, on any redemption date, the following terms have the meanings set forth below:

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue (computed as of the third business day immediately preceding the date of redemption), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The redemption price and the Treasury Rate will be determined by us.

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financing practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes being redeemed.

“Comparable Treasury Price” means (1) the average of the remaining Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than four such reference treasury dealer quotations, the average of all such quotations.

“Quotation Agent” means a Reference Treasury Dealer selected by us.

“Reference Treasury Dealer” means each of (1) Barclays Capital Inc. and (2) Citigroup Global Markets Inc., or their respective affiliates which are primary U.S. government securities dealers and their respective successors; provided, however, that if any of the foregoing or their affiliates shall cease to be a primary U.S. government securities dealer in the United States (a “Primary Treasury Dealer”), we shall select another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m. New York City time on the third business day preceding such redemption date.

All determinations made by any Reference Treasury Dealer, including the Quotation Agent, with respect to determining the redemption price will be final and binding absent manifest error.

Offer to Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount) of that holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will mail a notice to each holder describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the 1940 Act and the rules and regulations promulgated thereunder, we will, to the extent lawful:

(1)	accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;

(2)	deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(3)	deliver or cause to be delivered to the trustee the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being purchased by us.

The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and the trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. The terms of our Senior Secured Facility provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under the Senior Secured Facility at that time and to terminate the Senior Secured Facility. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in the accompanying prospectus for a general discussion of our indebtedness. In addition, the indentures governing our Senior Secured Notes contain similar provisions that would require us to offer to purchase the Senior Secured Notes upon the occurrence of a change of control. Our and our subsidiaries’ future debt instruments may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require us to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our and our subsidiaries’ future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes and/or our other debt. See “Risk Factors—We may not be able to repurchase the Notes upon a Change of Control Repurchase Event” in this prospectus supplement.

The definition of “Change of Control” includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of “all or substantially all” of our properties or assets and those of our subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, transfer, conveyance or other disposition of less than all of our assets and the assets of our subsidiaries taken as a whole to another person or group may be uncertain.

For purposes of the Notes:

“Below Investment Grade Rating Event” means the Notes are downgraded below Investment Grade by both Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the trustee in writing that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1)	the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of Apollo Investment Corporation and its Controlled Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of Apollo Investment Corporation or its Controlled Subsidiaries shall not be deemed to be any such sale, lease, transfer, conveyance or disposition;

(2)	the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of Apollo Investment Corporation, measured by voting power rather than number of shares; or

(3)	the approval by Apollo Investment Corporation’s stockholders of any plan or proposal relating to the liquidation or dissolution of Apollo Investment Corporation.

“Change of Control Repurchase Event” means the occurrence of a Change of Control and a Below Investment Grade Rating Event.

“Controlled Subsidiary” means any subsidiary of Apollo Investment Corporation, 50% or more of the outstanding equity interests of which are owned by Apollo Investment Corporation and its direct or indirect subsidiaries and of which Apollo Investment Corporation possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.

“Fitch” means Fitch, Inc., also known as Fitch Ratings, or any successor thereto.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch) and BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) (or, in each case, if such Rating Agency ceases to rate the Notes for reasons outside of our control, the equivalent investment grade credit rating from any Rating Agency selected by us as a replacement Rating Agency).

“Permitted Holders” means (i) us, (ii) one or more of our Controlled Subsidiaries and (iii) Apollo Investment Management, L.P. or any affiliate of Apollo Investment Management, L.P. that is organized under the laws of a jurisdiction located in the United States of America and in the business of managing or advising clients.

“Rating Agency” means:

(1) each of Fitch and S&P; and

(2) if either of Fitch or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” as defined in Section (3)(a)(62) of the Exchange Act selected by us as a replacement agency for Fitch or S&P, or both, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of McGraw-Hill, Inc., or any successor thereto.

“Voting Stock” as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Covenants

In addition to the covenants described in the base indenture, unless otherwise noted, the following covenants shall apply to the Notes. To the extent of any conflict or inconsistency between the base indenture and the following covenants, the following covenants shall govern:

Merger, Consolidation or Sale of Assets

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the Notes;

•	the merger or sale of assets must not cause a default on the Notes and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “—Events of Default” below. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

•

under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (i) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the base indenture (see “—Limitation on Liens” below) without equally and ratably securing the indenture securities subject to the lien covenant or (ii) the indenture securities subject to the lien covenant are secured equally and ratably with or prior to the Notes by the mortgage, lien or other encumbrance; and

•	we must deliver certain certificates and documents to the trustee.

Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions are permitted under the indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above.

An assumption by any person of obligations under the Notes and the indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.

Limitation on Liens

We covenant in the base indenture that neither we nor any of our subsidiaries, if any, will pledge or subject to any lien any of our or their property or assets unless the indenture securities are secured by this pledge or lien equally and ratably with other indebtedness thereby secured. This covenant excludes liens created to secure obligations for the purchase price of physical property, liens of a subsidiary securing indebtedness owed to us, liens existing on property acquired upon exercise of rights arising out of defaults on receivables acquired in the ordinary course of business, sales of receivables accounted for as secured indebtedness in accordance with GAAP, certain liens not related to the borrowing of money and other liens not securing borrowed money aggregating less than $500,000. Under the terms of the fourth supplemental indenture, this limitation on liens covenant contained in the base indenture will not apply to the Notes.

Other Covenants

•	We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions.

•	If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with GAAP, as applicable.

Events of Default

Each of the following is an event of default:

(1)	default in the payment of any interest upon any Note when due and payable and the default continues for a period of 30 days;

(2)	default in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at its maturity including upon any redemption date or required repurchase date;

(3)	our failure for 60 consecutive days after written notice from the trustee or the holders of at least 25% in principal amount of the Notes then outstanding has been received to comply with any of our other agreements contained in the Notes or indenture;

(4)	default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) is not consolidated with Apollo Investment Corporation for purposes of GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $50 million in the aggregate of us and/or any such subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the trustee or to us and the trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;

(5)	pursuant to Section 18(a)(1)(c)(ii) and Section 61 of the Investment Company Act, on the last business day of each of 24 consecutive calendar months, any class of securities shall have an asset coverage (as such term is used in the Investment Company Act) of less than 100%; or

(6)	certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 60 days.

If an event of default occurs and is continuing, then and in every such case (other than an event of default specified in item (6) above) the trustee or the holders of at least 25% in principal amount of the outstanding Notes may declare the entire principal amount of Notes to be due and immediately payable, by a notice in writing to us (and to the trustee if given by the holders), and upon any such declaration such principal or specified portion thereof shall become immediately due and payable. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in item (6) above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.

At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the trustee, the holders of a majority in principal amount of the outstanding Notes, by written notice to us and the trustee, may rescind and annul such declaration and its consequences if: (i) we have paid or deposited with the trustee a sum sufficient to pay (A) all overdue installments of interest, if any, on all outstanding Notes, (B) the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes, (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate or rates borne by or provided for in such Notes, and (D) all sums paid or advanced by the trustee and the reasonably agreed upon compensation, expenses, disbursements and advances of the trustee, its agents and counsel, and (ii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on such Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

No holder of Notes will have any right to institute any proceeding, judicial or otherwise, with respect to the indenture, or for the appointment of a receiver or trustee, or for any other remedy under the indenture, unless:

(i)	such holder has previously given written notice to the trustee of a continuing event of default with respect to the Notes;

(ii)	the holders of not less than 25% in principal amount of the outstanding Notes shall have made written request to the trustee to institute proceedings in respect of such event of default;

(iii)	such holder or holders have offered to the trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

(iv)	the trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(v)	no direction inconsistent with such written request has been given to the trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes.

Notwithstanding any other provision in the indenture, the holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest, if any, on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such holder.

The trustee shall be under no obligation to exercise any of the rights or powers vested in it by the indenture at the request or direction of any of the holders of the Notes unless such holders shall have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the Notes, provided that (i) such direction shall not be in conflict with any rule of law or with this indenture, (ii) the trustee may take any other action deemed proper by the trustee that is not inconsistent with such direction and (iii) the trustee need not take any action that it determines in good faith may involve it in personal liability or be unjustly prejudicial to the holders of Notes not consenting.

The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default under the indenture with respect to the Notes and its consequences, except a default (i) in the payment of (or premium, if any, on) or interest, if any, on any Note, or (ii) in respect of a covenant or provision of the indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such default shall cease to exist, and any event of default arising therefrom shall be deemed to have been cured, for every purpose, but no such waiver shall extend to any subsequent or other default or event of default or impair any right consequent thereto.

We are required to deliver to the trustee, within 120 days after the end of each fiscal year, an officers’ certificate stating to the knowledge of the signers whether we are in default in the performance of any of the terms, provisions or conditions of the indenture.

Within 90 days after the occurrence of any default under the indenture with respect to the Notes, the trustee shall transmit notice of such default known to the trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any Note, the trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors of the trustee in good faith determines that withholding of such notice is in the interest of the holders of the Notes.

Satisfaction and Discharge; Defeasance

We may satisfy and discharge our obligations under the indenture by delivering to the security registrar for cancellation all outstanding Notes or by depositing with the trustee or delivering to the holders, as applicable, after the Notes have become due and payable, or otherwise, moneys sufficient to pay all of the outstanding Notes and paying all other sums payable under the indenture by us. Such discharge is subject to terms contained in the indenture.

In addition, the Notes are subject to defeasance and covenant defeasance, in each case, in accordance with the terms of the indenture.

Trustee

U.S. Bank National Association is the trustee, security registrar and paying agent. U.S. Bank National Association, in each of its capacities, including without limitation as trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this document or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information.

We may maintain banking relationships in the ordinary course of business with the trustee and its affiliates.

Governing Law

The indenture provides that it and the Notes shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

SUPPLEMENT TO CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following summary of certain U.S. federal income tax considerations supplements the discussion set forth under the heading “Certain U.S. Federal Income Tax Considerations” in the accompanying prospectus and is subject to the qualifications and assumptions set forth therein.

The following is a general summary of certain U.S. federal income tax considerations relating to the purchase, ownership and disposition of the Notes. This discussion is based upon the Code, Treasury Regulations and judicial decisions and administrative interpretations thereof, all as of the date hereof and all of which are subject to change or differing interpretations, possibly with retroactive effect. No ruling from the Internal Revenue Service (the “IRS”) has been sought regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.

This discussion applies only to a holder of Notes that acquires the Notes for cash pursuant to this offering at the initial offering price and who holds the Notes as a capital asset (generally, property held for investment) under the Code. This discussion does not address any U.S. federal estate or gift tax consequences or any state, local or non-U.S. tax consequences. In addition, this discussion does not address all aspects of U.S. federal income taxation that may be applicable to investors in light of their particular circumstances, or to investors subject to special treatment under U.S. federal income tax law, including, but not limited to:

•	banks, insurance companies or other financial institutions;

•	persons subject to the alternative minimum tax;

•	cooperatives;

•	tax-exempt organizations;

•	dealers in securities;

•	traders in securities that elect a mark-to-market method of accounting;

•	“U.S. Noteholders” (as defined below) whose functional currency is not the U.S. dollar;

•	U.S. expatriates;

•	foreign persons or entities (except to the extent set forth below);

•	persons deemed to sell the Notes under the constructive sale provisions of the Code; or

•	persons that hold the Notes as part of a straddle, hedge, conversion transaction or other integrated investment.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) owns Notes, the tax treatment of a partner in the partnership will depend upon the status of the partner and the activities of the partnership. Partners in a partnership that owns Notes should consult their tax advisors as to the particular U.S. federal income tax consequences applicable to them.

We encourage investors to consult their tax advisors regarding the specific consequences of an investment in our Notes, including tax reporting requirements, the applicability of U.S. federal, state, local and non-U.S. tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Consequences to U.S. Noteholders

The following is a general summary of certain U.S. federal income tax consequences that will apply to you if you are a U.S. Noteholder. Certain U.S. federal income tax consequences to non-U.S. Noteholders are described under “Consequences to Non-U.S. Noteholders” below. For purposes of this summary, the term “U.S. Noteholder” means a beneficial owner of a Note that is, for U.S. federal income tax purposes (i) an individual who is a citizen or resident of the U.S., (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, that is created or organized under the laws of the U.S., any of the States or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust (A) if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust, or (B) that has made a valid election to be treated as a U.S. person for U.S. federal income tax purposes.

Stated interest and OID on the Notes

A U.S. Noteholder generally will be required to recognize stated interest as ordinary income at the time it is paid or accrued on the Notes in accordance with its regular method of accounting for U.S. federal income tax purposes. In addition, if the Notes’ ‘‘issue price’’ (the first price at which a substantial amount of the Notes is sold to investors) is less than their stated principal amount by more than a statutorily defined de minimis threshold, the Notes will be issued with original issue discount (‘‘OID’’) for U.S. federal income tax purposes. It is not expected that the Notes will be issued with OID. If, however, the Notes were issued with OID, a U.S. Noteholder generally would be required to include the OID in gross income as ordinary interest income in advance of the receipt of cash attributable to that income and regardless of such holder’s regular method of tax accounting. Such OID would be included in gross income for each day during each taxable year in which the Note is held using a constant yield-to-maturity method that reflects the compounding of interest. This means that the holder would have to include in income increasingly greater amounts of OID over time.

Sale, exchange, redemption or other taxable disposition of the Notes

Upon the sale, exchange, redemption or other taxable disposition of a Note, a U.S. Noteholder generally will recognize capital gain or loss in an amount equal to the difference between (1) the sum of cash plus the fair market value of all other property received on such disposition (except to the extent such cash or property is attributable to accrued but unpaid interest, which, to the extent not previously included in income, generally will be taxable as ordinary income) and (2) its adjusted tax basis in the Note. A U.S. Noteholder’s adjusted tax basis in a Note generally will equal the price the U.S. Noteholder paid for the Note increased by OID, if any, previously included in income with respect to that Note. Such capital gain or loss will be long-term capital gain or loss if, at the time of such taxable disposition, the U.S. Noteholder has held the Note for more than one year. The deductibility of capital losses is subject to limitations.

Medicare Tax

Certain U.S. Noteholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes interest and OID, if any, on the Notes and capital gains from the sale or other disposition of the Notes.

Consequences to Non-U.S. Noteholders

The following is a general summary of certain U.S. federal income tax consequences that will apply to you if you are a non-U.S. Noteholder. A beneficial owner of a Note that is not a partnership or other pass through entity for U.S. federal income tax purposes or a U.S. Noteholder is referred to herein as a “non-U.S. Noteholder.”

Stated interest and OID on the Notes

Stated interest and OID, if any, paid or accrued to a non-U.S. Noteholder will generally not be subject to U.S. federal income or withholding tax if the interest or OID is not effectively connected with its conduct of a trade or business within the U.S., and the non-U.S. Noteholder:

•	does not own, actually or constructively, 10% or more of the total combined voting power of all classes of our stock entitled to vote;

•	is not a “controlled foreign corporation” with respect to which we are, directly or indirectly, a “related person;”

•	is not a bank whose receipt of interest on the Notes is described in section 881(c)(3)(A) of the Code; and

•

provides its name and address, and certifies, under penalties of perjury, that it is not a U.S. person (on a properly executed IRS Form W-8BEN or W-8BEN-E or other applicable form), or holds its Notes through certain foreign intermediaries and satisfies the certification requirements of applicable Treasury Regulations.

If a non-U.S. Noteholder does not qualify for an exemption under these rules, interest income and OID, if any, from the Notes may be subject to withholding tax at the rate of 30% (or lower applicable treaty rate). Stated interest and OID, if any, that is effectively connected with a non-U.S. Noteholder’s conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment), however, would not be subject to a 30% withholding tax so long as the non-U.S. Noteholder provides the applicable withholding agent an adequate certification (currently on IRS Form W-8ECI); such payments of interest or OID generally would be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons generally. In addition, if a non-U.S. Noteholder is a foreign corporation and the stated interest and OID, if any, is effectively connected with its conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment), it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments. To claim the benefit of a tax treaty, a non-U.S. Noteholder must provide a properly executed IRS Form W-8BEN or W-8BEN-E (or other applicable form) to the applicable withholding agent before the payment of stated interest or OID and may be required to obtain a U.S. taxpayer identification number and provide documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Sale, exchange, redemption or other taxable disposition of the Notes

Any gain recognized by a non-U.S. Noteholder on the sale, exchange, redemption or other taxable disposition of the Notes (except with respect to accrued and unpaid interest, which would be taxed as described under “Consequences to Non-U.S. Noteholders—Stated interest and OID on the Notes” above) generally will not be subject to U.S. federal income tax unless:

•

the non-U.S. Noteholder’s gain is effectively connected with its conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment); or

•

the non-U.S. Noteholder is a nonresident alien individual present in the U.S. for 183 or more days in the taxable year within which the sale, exchange, redemption or other disposition takes place and certain other requirements are met.

If a non-U.S. Noteholder is a holder described in the first bullet point above, the net gain derived from the sale, exchange, redemption or other taxable disposition of its Notes generally will be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons generally. In addition, if such non-U.S. Noteholder is a foreign corporation, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments. If a non-U.S. Noteholder is a holder described in the second bullet point above, it will be subject to a flat 30% U.S. federal income tax on the gain derived from the sale, exchange, redemption or other taxable disposition of its Notes, which may be offset by U.S. source capital losses, even though it is not considered a resident of the United States.

Non-U.S. Noteholders should consult any applicable income tax treaties that may provide for different rules. In addition, non-U.S. Noteholders are urged to consult their tax advisors regarding the tax consequences of the purchase, ownership and disposition of the Notes.

Foreign Account Tax Compliance Act

Withholding at a rate of 30% will be generally required on interest and OID, if any, paid in respect of, and after December 31, 2016, on gross proceeds from the sale of, Notes held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, certain information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons, and to withhold on certain payments. Accordingly, the entity through which Notes are held will affect the determination of whether such withholding is required. Similarly, interest and OID, if any, paid in respect of, and after December 31, 2016, gross proceeds from the sale of, Notes held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to the applicable withholding agent that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the applicable withholding agent will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Non-U.S. Noteholders are encouraged to consult with their tax advisers regarding the possible implications of these requirements on their investment in the Notes.

Information Reporting and Backup Withholding

U.S. Noteholders

Payments of principal and interest and OID, if any, on, or the proceeds of the sale or other disposition of, a Note are generally subject to information reporting unless the U.S. Noteholder is an exempt recipient (such as a corporation). Such payments may also be subject to U.S. federal backup withholding tax at the applicable rate if the recipient of such payment fails to supply a taxpayer identification number, certified under penalties of perjury, as well as certain other information or otherwise fails to establish an exemption from backup withholding. Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against that U.S. Noteholder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Non-U.S. Noteholders

A non-U.S. Noteholder may be required to comply with certain certification procedures to establish that the holder is not a United States person (as defined under the Code) in order to avoid backup withholding tax with respect to our payment of principal and interest and OID, if any, on, or the proceeds of the sale or other disposition of, a Note. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against that non-U.S. Noteholder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS. In certain circumstances, the name and address of the beneficial owner and the amount of interest or OID, if any, paid on a Note, as well as the amount, if any, of tax withheld, may be reported to the IRS. Copies of these information returns may also be made available under the provisions of a specific treaty or agreement to the tax authorities of the country in which the non-U.S. Noteholder resides.

REGISTRATION AND SETTLEMENT

The Depository Trust Company

The Notes will be issued in book-entry only form. This means that we will not issue certificates for the Notes, except in the limited case described below. Instead, we will issue the global note in registered form. The global note will be held through DTC and will be registered in the name of Cede & Co., as nominee of DTC.

Accordingly, Cede & Co. will be the holder of record of the Notes. The Notes represented by the global note evidences a beneficial interest in the global note.

Beneficial interest in the global note will be shown on, and transfers are effected through, records maintained by DTC or its participants. In order to own a beneficial interest in the Notes, you must be an institution that has an account with DTC or have a direct or indirect account with such an institution. Transfers of ownership interests in the Notes will be accomplished by making entries in DTC participants’ books acting on behalf of beneficial owners.

So long as DTC or its nominee is the registered holder of the global note, DTC or its nominee, as the case may be, will be the sole holder and owner of the Notes represented thereby for all purposes, including payment of principal and interest, under the indenture. Except as otherwise provided below, you will not be entitled to receive physical delivery of certificated notes and will not be considered the holder of the Notes for any purpose under the indenture. Accordingly, you must rely on the procedures of DTC and the procedures of the DTC participant through which you own your Note in order to exercise any rights of a holder of a Note under the indenture. The laws of some jurisdictions require that certain purchasers of notes take physical delivery of such notes in certificated form. Those limits and laws may impair the ability to transfer beneficial interests in the Notes.

The global note representing the Notes will be exchangeable for certificated notes of like tenor and terms and of differing authorized denominations in a like aggregate principal amount, only if (1) DTC notifies us that it is unwilling or unable to continue as depositary for the global note or we become aware that DTC has ceased to be a clearing agency registered under the Exchange Act and, in any such case we fail to appoint a successor to DTC within 60 calendar days, (2) we, in our sole discretion, determine that the global note shall be exchangeable for certificated notes or (3) an event of default has occurred and is continuing with respect to the Notes under the indenture. Upon any such exchange, the certificated notes shall be registered in the names of the beneficial owners of the global note representing the Notes.

The following is based on information furnished by DTC:

DTC will act as securities depositary for the Notes. The Notes will be issued as fully-registered notes registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered global note will be issued for all of the principal amount of the Notes.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues and money market instruments from over 100 countries that DTC’s direct participants deposit with DTC.

DTC also facilitates the post-trade settlement among direct participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between direct participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”). DTCC, in turn, is owned by a number of direct participants of DTC and members of the National Securities Clearing Corporation, Government Securities Clearing Corporation, MBS Clearing Corporation, and Emerging Markets Clearing Corporation, as well as by The New York Stock Exchange, Inc., the American Stock Exchange LLC, and the Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly. The DTC rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.

Purchases of the Notes under the DTC system must be made by or through direct participants, which will receive a credit for the Notes on DTC’s records. The beneficial interest of each actual purchaser of the Notes is in turn to be recorded on the direct and indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchase. Beneficial owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the direct or indirect participant through which the beneficial owner entered into the transaction. Transfers of beneficial interests in the Notes are to be accomplished by entries made on the books of direct and indirect participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their beneficial interests in the Notes, except in the event that use of the book-entry system for the Notes is discontinued.

To facilitate subsequent transfers, all Notes deposited by direct participants with DTC will be registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the Notes with DTC and their registration in the name of Cede & Co. or such other nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual beneficial owners of the Notes; DTC’s records reflect only the identity of the direct participants to whose accounts such Notes will be credited, which may or may not be the beneficial owners. The direct and indirect participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Beneficial owners of the Notes may wish to take certain steps to augment the transmission to them of notices of significant events with respect to the Notes, such as redemption, tenders, defaults, and proposed amendments to the security documents. For example, beneficial owners of the Notes may wish to ascertain that the nominee holding the Notes for their benefit has agreed to obtain and transmit notices to beneficial owners. In the alternative, beneficial owners may wish to provide their names and addresses to the registrar of the Notes and request that copies of the notices be provided to them directly. Any such request may or may not be successful.

Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the Notes unless authorized by a direct participant in accordance with DTC’s procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the regular record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those direct participants to whose accounts the notes are credited on the record date (identified in a listing attached to the Omnibus Proxy).

We will pay principal and or interest payments on the Notes in same-day funds directly to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit direct participants’ accounts on the applicable payment date in accordance with their respective holdings shown on DTC’s records upon DTC’s receipt of funds and corresponding detail information. Payments by participants to beneficial owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of these participants and not of DTC or any other party, subject to any statutory or regulatory requirements that may be in effect from time to time. Payment of principal and interest to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC, is our responsibility, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of the direct or indirect participant.

We will send any redemption notices to DTC. If less than all of the Notes are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each direct participant in such issue to be redeemed.

A beneficial owner, or its authorized representative, shall give notice to elect to have its Notes repaid by us, through its direct or indirect participant, to the trustee, and shall effect delivery of such Notes by causing the direct participant to transfer that participant’s interest in the global note representing the Notes, on DTC’s records, to the trustee. The requirement for physical delivery of the Notes in connection with a demand for repayment will be deemed satisfied when the ownership rights in the global note representing the Notes are transferred by the direct participants on DTC’s records.

DTC may discontinue providing its services as securities depository for the Notes at any time by giving us reasonable notice. Under such circumstances, if a successor securities depositary is not obtained, we will print and deliver certificated notes. We may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depositary). In that event, we will print and deliver certificated notes.

The information in this section concerning DTC and DTC’s system has been obtained from sources that we believe to be reliable, but neither we, the underwriters nor any agent takes any responsibility for its accuracy.

Registration, Transfer and Payment of Certificated Notes

If we ever issue notes in certificated form, those notes may be presented for registration, transfer and payment at the office of the registrar or at the office of any transfer agent designated and maintained by us. We have originally designated U.S. Bank National Association to act in those capacities for the Notes. The registrar or transfer agent will make the transfer or registration only if it is satisfied with the documents of title and identity of the person making the request. There will not be a service charge for any exchange or registration of transfer of the Notes, but we may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange. At any time, we may change transfer agents or approve a change in the location through which any transfer agent acts. We also may designate additional transfer agents for any notes at any time.

We will not be required to: (1) issue, exchange or register the transfer of any Note to be redeemed for a period of 15 days after the selection of the Notes to be redeemed; (2) exchange or register the transfer of any Note that was selected, called or is being called for redemption, except the unredeemed portion of any Note being redeemed in part; or (3) exchange or register the transfer of any Note as to which an election for repayment by the holder has been made, except the unrepaid portion of any Note being repaid in part.

We will pay principal of and interest on any certificated notes at the offices of the paying agents we may designate from time to time. Generally, we will pay interest on a note by check on any interest payment date other than at stated maturity or upon earlier redemption or repayment to the person in whose name the note is registered at the close of business on the regular record date for that payment. We will pay principal and interest at stated maturity or upon earlier redemption or repayment in same-day funds against presentation and surrender of the applicable notes.

UNDERWRITING

Barclays Capital Inc. and Citigroup Global Markets Inc. are acting as representatives of each of the underwriters named below. Subject to the terms and conditions set forth in a firm commitment underwriting agreement among us and the underwriters, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the principal amount of Notes set forth opposite its name below.

Underwriter	Principal Amount of Notes
Barclays Capital Inc.	$
Citigroup Global Markets Inc.
J.P. Morgan Securities LLC
SunTrust Robinson Humphrey, Inc.
BMO Capital Markets Corp.
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
UBS Securities LLC
Apollo Global Securities, LLC
Natixis Securities Americas LLC

Total	$

Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the Notes sold under the underwriting agreement if any of these Notes are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the underwriting agreement may be terminated.

We, AIM and AIA have agreed to indemnify the underwriters and their controlling persons against certain liabilities in connection with this offering, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the Notes, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the Notes, and other conditions contained in the underwriting agreement, such as there being no material change in our business or the financial markets and the receipt by the underwriters of customary closing documents. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Expenses

The following table shows the total underwriting discounts and commissions that we are to pay to the underwriters in connection with this offering.

	Per Note		Total
Public offering price		%	$
Underwriting discounts (sales load)		%	$
Proceeds, before expenses, to us		%	$

The representatives have advised us that the underwriters propose initially to offer the Notes to the public at the public offering price set forth on the cover page of this prospectus supplement and to certain dealers at such price less a concession not in excess of       % of the principal amount of the Notes. Any underwriter may allow, and any such dealer may reallow, a concession not in excess of       % of the principal amount of the Notes to certain other dealers. After the initial offering, the public offering price, concession or any other term of the offering may be changed.

The expenses of the offering, not including the underwriting discount, are estimated at $                 and are payable by us.

Settlement

We expect that delivery of the Notes will be made to investors on or about                     , 2015, which will be the fifth business day following the date of this prospectus supplement (such settlement cycle being referred to as “T+5”). Under Rule 15c6-1 under the Exchange Act, trades in the secondary market are generally required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade Notes prior to the delivery of the Notes hereunder will be required, by virtue of the fact that the Notes initially will settle in T+5, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes prior to their date of delivery hereunder should consult their own advisors.

No Sales of Similar Securities

We, AIM and AIA have agreed that for a period of 30 days after the date of this prospectus supplement we will not, without first obtaining the prior written consent of the representatives, directly or indirectly, offer, sell, contract to sell, pledge or otherwise dispose of, any debt securities issued or guaranteed by us, except for the Notes sold to the underwriters pursuant to the underwriting agreement and any increase in borrowings under our senior secured facility.

Short Positions and Price Stabilization

In connection with the offering, the underwriters may purchase and sell the Notes in the open market. These transactions may include short sales and purchases on the open market to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater principal amount of Notes than they are required to purchase in the offering. The underwriters must close out any short position by purchasing Notes in the open market. A short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the Notes in the open market after pricing that could adversely affect investors who purchase in the offering.

Similar to other purchase transactions, the underwriters’ purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of the Notes or preventing or retarding a decline in the market price of the Notes. As a result, the price of the Notes may be higher than the price that might otherwise exist in the open market.

Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Notes. In addition, neither we nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Other Relationships

The underwriters and certain of their affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The underwriters and certain of their affiliates have, from time to time, performed, and may in the future perform, various commercial and investment banking and financial advisory services for us and our affiliates, for which they received or may in the future receive customary fees and expenses.

In addition, in the ordinary course of their various business activities, the underwriters and certain of their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. If any of the underwriters or their affiliates has a lending relationship with us, certain of those underwriters or their affiliates routinely hedge, and certain other of those underwriters or their affiliates may hedge, their credit exposure to us consistent with their customary risk management policies. Typically, these underwriters and their affiliates would hedge such exposure by entering into transactions which consist of either the purchase of credit default swaps or the creation of short positions in our securities or the securities of our affiliates, including potentially the Notes offered hereby. Any such credit default swaps or short positions could adversely affect future trading prices of the Notes offered hereby. The underwriters and certain of their affiliates may also communicate independent investment recommendations, market color or trading ideas and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

We expect to use the net proceeds of this offering to repay a portion of the indebtedness owed under our Senior Secured Facility. See “Use of Proceeds.” Certain affiliates of the underwriters are lenders under the Senior Secured Facility and as a result will receive the net proceeds of this offering to the extent such proceeds are used to repay indebtedness owed under our Senior Secured Facility. Amounts repaid under our Senior Secured Facility will remain available for future borrowings.

SunTrust Robinson Humphrey, Inc., an underwriter in this offering, acts as a sales manager for our at-the-market program through which we can sell up to 16 million shares of our common stock from time to time.

Apollo Global Securities, LLC, an underwriter in this offering, is an affiliate of the issuer.

The principal business address of Barclays Capital Inc. is 745 Seventh Avenue, New York, New York 10019. The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013.

Selling Restrictions

This prospectus supplement and the accompanying prospectus do not constitute an offer to sell to, or a solicitation of an offer to buy from, anyone in any country or jurisdiction (i) in which such an offer or solicitation is not authorized, (ii) in which any person making such offer or solicitation is not qualified to do so or (iii) in which any such offer or solicitation would otherwise be unlawful. No action has been taken that would, or is intended to, permit a public offer of the Notes or possession or distribution of this prospectus supplement and the accompanying prospectus or any other offering or publicity material relating to the notes in any country or jurisdiction (other than the United States) where any such action for that purpose is required. Accordingly, each underwriter has undertaken that it will not, directly or indirectly, offer or sell any Notes or have in its possession, distribute or publish any prospectus, form of application, advertisement or other document or information in any country or jurisdiction except under circumstances that will, to the best of its knowledge and belief, result in compliance with any applicable laws and regulations and all offers and sales of Notes by it will be made on the same terms.

United Kingdom

This prospectus supplement and the accompanying prospectus have only been communicated or caused to have been communicated and will only be communicated or caused to be communicated as an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act of 2000 (the “FSMA”)) as received in connection with the issue or sale of the Notes in circumstances in which Section 21(1) of the FSMA does not apply to us. All applicable provisions of the FSMA will be complied with in respect to anything done in relation to the Notes in, from or otherwise involving the United Kingdom.

Hong Kong

The Notes may not be offered or sold by means of any document other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), or (ii) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap.571, Laws of Hong Kong) and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), and no advertisement, invitation or document relating to the Notes may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to notes which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

Japan

The Notes offered in this prospectus supplement and the accompanying prospectus have not been and will not be registered under the Financial Instruments and Exchange Law of Japan (the Financial Instruments and Exchange Law) and each underwriter has agreed that it will not offer or sell any securities, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

Singapore

This prospectus supplement and the accompanying prospectus have not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this prospectus supplement and the accompanying prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the Notes may not be circulated or distributed, nor may the Notes be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (ii) to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

Where the Notes are subscribed or purchased under Section 275 by a relevant person which is: (a) a corporation (which is not an accredited investor) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or (b) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary is an accredited investor, shares, debentures and units of shares and debentures of that corporation or the beneficiaries’ rights and interest in that trust shall not be transferable for six months after that corporation or that trust has acquired the Notes under Section 275 except: (1) to an institutional investor under Section 274 of the SFA or to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA; (2) where no consideration is given for the transfer; or (3) by operation of law.

TRUSTEE, PAYING AGENT, REGISTRAR AND TRANSFER AGENT

U.S. Bank National Association will act as the trustee, paying agent, registrar and transfer agent. The principal business address of U.S. Bank National Association is 100 Wall Street, Suite 1600, New York, NY 10005.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus supplement and the accompanying prospectus will be passed upon for Apollo Investment by Skadden, Arps, Slate, Meagher & Flom LLP, New York, NY, and Venable LLP, Baltimore, MD. Certain legal matters will be passed upon for the underwriters by Simpson Thacher & Bartlett LLP, New York, NY, who may rely as to certain matters of Maryland law upon the opinion of Venable LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of March 31, 2014 and 2013 and for each of the three years in the period ended March 31, 2014, and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of March 31, 2014, included in the accompanying prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

With respect to the unaudited financial information of Apollo Investment Corporation as of December 31, 2014 and for the three and nine months ended December 31, 2014 and 2013, included in this prospectus supplement, PricewaterhouseCoopers LLP reported that they have applied limited procedures in accordance with professional standards for a review of such financial information. However, their separate report dated February 5, 2015 appearing herein, states that they did not audit and they do not express an opinion on that unaudited financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. PricewaterhouseCoopers LLP is not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their report on the unaudited financial information because such report is not a “report” or a “part” of the registration statement prepared or certified by PricewaterhouseCoopers LLP within the meaning of Sections 7 and 11 of the Securities Act of 1933.

S-F-1

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Apollo Investment Corporation:

We have reviewed the accompanying statement of assets and liabilities of Apollo Investment Corporation (the “Company”), including the schedule of investments, as of December 31, 2014, and the related statement of operations for the three and nine month periods ended December 31, 2014 and December 31, 2013, the statement of cash flows for the nine month periods ended December 31, 2014 and December 31, 2013 and the statement of changes in net assets for the nine month period ended December 31, 2014. These interim financial statements are the responsibility of the Company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

We previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of assets and liabilities, including the schedule of investments, as of March 31, 2014, and the related statements of operations, of changes in net assets and of cash flows for the year then ended (not presented herein), and in our report dated May 20, 2014, we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying statement of assets and liabilities, including the schedule of investments, as of March 31, 2014, and the related statement of changes in net assets for the year then ended, is fairly stated in all material respects in relation to the statement of assets and liabilities from which it has been derived.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 5, 2015

S-F-2

APOLLO INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES (unaudited)

(in thousands, except per share amounts)

	December 31, 2014	March 31, 2014
Assets
Non-controlled/non-affiliated investments, at fair value (cost — $2,683,906 and $2,714,971, respectively)	$2,568,832	$2,751,896
Non-controlled/affiliated investments, at fair value (cost — $189,673 and $153,721, respectively)	198,739	144,628
Controlled investments, at fair value (cost — $715,993 and $590,060, respectively)	746,444	582,147

Total investments (cost — $3,589,572 and $3,458,752, respectively)	3,514,015	3,478,671
Cash	11,661	13,413
Foreign currency (cost — $16,151 and $1,305, respectively)	16,009	1,323
Receivable for investments sold	94,965	72,918
Interest receivable	30,013	40,106
Dividends receivable	3,667	3,627
Deferred financing costs	27,066	31,601
Prepaid expenses and other assets	3,778	292

Total assets	$3,701,174	$3,641,951

Liabilities
Debt (see note 6 & 9)	$1,588,653	$1,372,261
Payable for investments purchased	8,212	119,577
Dividends payable	47,348	47,348
Management and performance-based incentive fees payable (see note 3)	37,525	31,108
Interest payable	15,937	14,318
Accrued administrative expenses	2,232	1,915
Other liabilities and accrued expenses	4,576	3,813

Total liabilities	$1,704,483	$1,590,340

Net Assets
Common stock, par value $.001 per share, 400,000,000 and 400,000,000 common shares authorized, respectively, 236,741,351 and 236,741,351 issued and outstanding, respectively	$237	$237
Paid-in capital in excess of par (see note 2)	3,221,803	3,221,829
Over-distributed net investment income (see note 2)	(20,137)	(53,995)
Accumulated net realized loss (see note 2)	(1,136,574)	(1,133,405)
Net unrealized gain (loss)	(68,638)	16,945

Net assets	$1,996,691	$2,051,611

Total liabilities and net assets	$3,701,174	$3,641,951

Net asset value per share	$8.43	$8.67

See notes to financial statements.

S-F-3

APOLLO INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS (unaudited)

(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
INVESTMENT INCOME:
From non-controlled/non-affiliated investments:
Interest	$87,606	$76,347	$266,300	$231,136
Dividends	991	1,172	3,106	5,866
Other income	4,533	2,983	10,827	9,675
From non-controlled/affiliated investments:
Interest	283	1,001	3,210	2,730
Dividends	4,236	5,964	12,310	15,528
From controlled investments:
Interest	10,199	5,767	29,423	16,345
Dividends	2,115	914	5,815	3,174
Other income	63	413	525	487

Total investment income	$110,026	$94,561	$331,516	$284,941

EXPENSES:
Management fees (see note 3)	$18,755	$15,932	$55,744	$46,044
Performance-based incentive fees (see note 3)	13,215	11,469	41,075	35,464
Interest and other debt expenses	20,315	17,366	58,163	50,682
Administrative services expense	1,863	1,410	4,821	3,616
Other general and administrative expenses	3,014	2,097	7,919	6,203

Total expenses	$57,162	$48,274	$167,722	$142,009

Management and performance-based incentive fees waived (see note 3)	$(3,740)	$(3,375)	$(11,934)	$(8,675)
Expense reimbursements (see note 3)	(58)	(21)	(174)	(29)

Net expenses	$53,364	$44,878	$155,614	$133,305

Net investment income	$56,662	$49,683	$175,902	$151,636

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, CASH EQUIVALENTS, FOREIGN CURRENCIES AND DERIVATIVES:
Net realized gain (loss):
Investments and cash equivalents
Non-controlled/non-affiliated investments	$(2,355)	$2,516	$(14,244)	$(119,902)
Non-controlled/affiliated investments	(169)	321	11,357	321
Controlled investments	(57)	1,368	(57)	(970)

Net realized gain (loss) from investments and cash equivalents	$(2,581)	$4,205	$(2,944)	$(120,551)

See notes to financial statements.

S-F-4

APOLLO INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS (unaudited) (continued)

(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Foreign currencies
Non-controlled/non-affiliated investments	$(13)	$13	$374	$(87)
Non-controlled/affiliated investments	—	—	—	—
Controlled investments	134	6	134	42
Foreign debt	1,030	(557)	(733)	2,514

Net realized gain (loss) from foreign currencies	$1,151	$(538)	$(225)	$2,469

Derivatives	—	—	—	8,541

Net realized gain (loss)	$(1,430)	$3,667	$(3,169)	$(109,541)

Net change in unrealized gain (loss):
Investments and cash equivalents
Non-controlled/non-affiliated investments	$(100,749)	$50,084	$(149,322)	$150,228
Non-controlled/affiliated investments	4,939	3,424	15,592	(1,897)
Controlled investments	18,068	887	38,364	23,669

Net change in unrealized gain (loss) from investments and cash equivalents	$(77,742)	$54,395	$(95,366)	$172,000

Foreign currencies
Non-controlled/non-affiliated investments	$(234)	$58	$(747)	$593
Non-controlled/affiliated investments	—	—	—	—
Controlled investments	—	(12)	—	9
Foreign debt	3,292	(2,053)	10,532	(13,730)

Net change in unrealized gain (loss) from foreign currencies	$3,058	$(2,007)	$9,785	$(13,128)

Net change in unrealized gain (loss)	$(74,684)	$52,388	$(85,581)	$158,872

Net realized and unrealized gain (loss) from investments, cash equivalents, foreign currencies and derivatives	(76,114)	56,055	(88,750)	49,331

NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,452)	$105,738	$87,152	$200,967

EARNINGS (Loss) PER SHARE — BASIC (see note 4)	$(0.09)	$0.47	$0.36	$0.90

EARNINGS (Loss) PER SHARE — DILUTED (see note 4)	$(0.09)	$0.45	$0.36	$0.88

See notes to financial statements.

S-F-5

APOLLO INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (unaudited)

(in thousands, except shares)

	Nine Months Ended December 31, 2014	Year ended March 31, 2014
Increase (decrease) in net assets from operations:
Net investment income	$175,902	$201,248
Net realized loss	(3,169)	(106,507)
Net change in unrealized gain (loss)	(85,581)	176,131

Net increase in net assets resulting from operations	87,152	270,872

Dividends and distributions to stockholders (see note 2):
Distribution of income	(142,045)	(182,193)
Return of capital	—	—

Total dividends and distributions to stockholders	(142,045)	(182,193)

Capital share transactions:
Net proceeds from shares sold	—	286,553
Less offering costs	(27)	(1,010)
Reinvestment of dividends	—	—

Net increase (decrease) in net assets from capital share transactions	(27)	285,543

Total increase (decrease) in net assets:	(54,920)	374,222
Net assets at beginning of period	2,051,611	1,677,389

Net assets at end of period	$1,996,691	$2,051,611

Capital share activity
Shares sold	—	33,850,000
Shares issued from reinvestment of dividends	—	—

Net capital share activity	—	33,850,000

See notes to financial statements.

S-F-6

APOLLO INVESTMENT CORPORATION

STATEMENTS OF CASH FLOWS (unaudited)

(in thousands)

	Nine months ended December 31,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$87,152	$200,967
Adjustments to reconcile net increase (decrease):
PIK interest and dividends capitalized (see note 5)	(24,155)	(21,008)
Net amortization on investments	(7,860)	(5,833)
Accretion of original issue discount on 2024 Note	1	—
Amortization of deferred financing costs	4,966	5,497
(Increase) decrease from foreign currency transactions	(1,035)	2,975
Net change in unrealized (gain) loss on investments, cash equivalents, foreign currencies and derivatives	85,581	(158,872)
Net realized loss on investments, cash equivalents, and foreign currencies	3,169	109,541
Changes in operating assets and liabilities:
Purchase of investments	(1,839,380)	(1,830,368)
Proceeds from derivatives	—	4,156
Proceeds from the disposition of derivatives	—	4,385
Proceeds from disposition of investments	1,737,803	1,575,542
Increase in receivables for investments sold	(22,047)	(93,887)
Decrease in interest receivable	10,093	11,364
Increase in dividends receivable	(40)	(4,145)
Increase in prepaid expenses and other assets	(3,486)	(677)
Increase (decrease) in payable for investments purchased	(111,365)	73,113
Increase in management and performance-based incentive fees payable	6,417	2,835
Increase in interest payable	1,619	2,138
Increase (decrease) in accrued administrative expenses	317	(904)
Increase in other liabilities and accrued expenses	763	661

Net cash (used in) provided by operating activities	$(71,487)	$(122,520)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from the issuance of common stock	$—	$182,273
Offering costs for the issuance of common stock	(27)	(445)
Dividends paid in cash	(142,045)	(130,475)
Proceeds from debt	2,423,577	1,609,313
Repayments of debt	(2,196,492)	(1,517,840)
Deferred financing costs paid	(432)	(11,678)

Net cash provided by (used in) financing activities	$84,581	$131,148

NET INCREASE IN CASH AND CASH EQUIVALENTS	$13,094	$8,628
Effect of exchange rates on cash balances	(160)	22
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	$14,736	$6,197

CASH AND CASH EQUIVALENTS, END OF PERIOD	$27,670	$14,847

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash interest paid during the period	$50,064	$41,006

PIK income (see note 5)	$24,889	$21,447

See notes to financial statements.

S-F-7

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (unaudited)

December 31, 2014

(in thousands)

INVESTMENTS IN NON- CONTROLLED/NON-AFFILIATED INVESTMENTS—128.7% (18)	Interest Rate	Maturity Date	Industry	Par Amount(12)	Cost	Fair Value (1)
CORPORATE DEBT—116.3%
SECURED DEBT—90.0%
1st Lien Secured Debt—40.4%
Alion Science & Technology Corporation	11.00% (L+1000, 1.00% Floor)	8/16/19	Aerospace and Defense	$32,083	$31,074	$31,442
Archroma (17)	9.50% (L+825, 1.25% Floor)	10/1/18	Chemicals	45,230	44,796	44,891
Aventine Renewable Energy Holdings, Inc.	15.00% PIK or 10.50% Cash	9/22/17	Chemicals	15,742	18,244	15,663
Aveta, Inc.	9.75% (L+825, 1.50% Floor)	12/12/17	Healthcare	54,959	53,886	53,311
Caza Petroleum, Inc.	12.00% (L+1000, 2.00% Floor)	5/23/17	Oil and Gas	45,000	43,892	43,762
Compuware Holdings, LLC (16)	6.25% (L+525, 1.00% Floor)	12/15/21	Business Services	2,903	2,758	2,756
Compuware Holdings, LLC (16)	6.25% (L+525, 1.00% Floor)	12/15/19	Business Services	1,398	1,370	1,369
Deep Gulf Energy II, LLC	11.50% (11.50% or L+1000, 1.50% Floor)	3/31/17	Oil and Gas	25,000	25,000	24,437
Delta Educational Systems, Inc.	16.00% (8.00% Cash / 8.00% PIK)	12/11/16	Education	5,774	5,774	5,774
Dodge Data & Analytics LLC	9.75% (L+875, 1.00% Floor)	10/31/19	Printing and Publishing	60,500	59,322	58,836
Extraction Oil & Gas Holdings, LLC	11.00% and 10.00%	5/29/19	Oil and Gas	52,633	51,899	51,843
GenCorp, Inc. (17)	9.50% (L+850, 1.00% Floor)	4/18/22	Aerospace and Defense	44,500	44,500	44,500
Great Bear Petroleum Operating, LLC	12.000%	10/1/17	Oil and Gas	5,064	5,064	5,064
Hunt Companies, Inc. (11)	9.625%	3/1/21	Buildings and Real Estate	41,008	40,542	41,828
M&G Chemicals, S.A. (17)	9.139% (L+900, 0.139% Floor)	3/28/16	Chemicals	5,000	5,000	5,000
Magnetation, LLC (11)	11.000%	5/15/18	Mining	38,454	39,976	26,629
Maxus Capital Carbon SPE I, LLC (Skyonic Corp.)	13.000%	9/18/19	Chemicals	76,123	76,123	76,123
Molycorp, Inc. (17)	10.000%	6/1/20	Diversified Natural Resources, Precious Metals and Minerals	50,424	50,017	28,363
My Alarm Center, LLC (16)	8.50% (L+750, 1.00% Floor)	1/9/18	Business Services	42,614	42,614	42,614
My Alarm Center, LLC (16)	8.50% (L+750, 1.00% Floor)	1/9/18	Business Services	11,000	11,000	11,000
Osage Exploration & Development, Inc. (11)(17)	13.00% (L+1100, 2.00% Floor)	4/27/16	Oil and Gas	25,000	24,688	24,063
Panda Temple Power, LLC	11.50% (L+1000, 1.50% Floor)	7/17/18	Energy	25,500	25,155	25,755
Pelican Energy, LLC (17)	10.00% (7.00% Cash /3.00% PIK)	12/31/18	Oil and Gas	26,541	25,607	26,541
SCM Insurance Services, Inc. (17)	9.250%	8/22/19	Business Services	CAD 30,000	27,125	25,642
Spotted Hawk Development, LLC	13.00% (12.00% Cash / 1.00% PIK)	9/12/16	Oil and Gas	80,698	79,558	78,681

See notes to financial statements.

S-F-8

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (unaudited) (continued)

December 31, 2014

(in thousands)

INVESTMENTS IN NON- CONTROLLED/NON-AFFILIATED INVESTMENTS—128.7% (18)	Interest Rate	Maturity Date	Industry	Par Amount(12)	Cost	Fair Value (1)
1st Lien Secured Debt—40.4% (continued)
Sunrun Solar Owner IX, LLC	9.079%	12/31/24	Energy	$3,476	$3,332	$3,330
UniTek Global Services Inc.	9.50% (L+850, 1.00% Floor) Funded, 0.50% Unfunded	1/21/15	Telecommunications	8,256	8,256	8,256

Total 1st Lien Secured Debt excluding Revolvers and Letters of Credit					$846,572	$807,473

Funded and Unfunded Revolver Obligations—3.9%
Avaya, Inc., (Revolver) (16)	5.00% (L+175 Funded) / 2.910% (L+275 Funded)	10/26/16	Telecommunications	$18,392	$18,392	$16,828
Avaya, Inc., (Unfunded Revolver) (8)(16)	0.500% Unfunded	10/26/16	Telecommunications	18,392	(3,680)	(1,563)
BMC Software, Inc., (Unfunded Revolver) (8)	L+400 Funded, 0.50% Unfunded	9/10/18	Business Services	20,760	(1,994)	(1,868)
CIT Group, Inc., (Unfunded Revolver) (8)(17)	0.625% Unfunded	1/27/17	Financial Services	25,000	(336)	(1,000)
Confie Seguros Holding II Co., (Revolver) (16)	6.75% (P+350, 3.25% Floor) Funded	12/10/18	Insurance	1,050	1,050	955
Confie Seguros Holding II Co., (Unfunded Revolver) (8)(16)	0.500% Unfunded	12/10/18	Insurance	2,784	(363)	(251)
Laureate Education Inc., (Revolver) (16)(17)	5.00% (L+375, 1.25% Floor) Funded	6/16/16	Education	28,764	28,764	26,175
Laureate Education, Inc., (Unfunded Revolver) (8)(16)(17)	0.625% Unfunded	6/16/16	Education	23	(2,494)	(2)
Salix Pharmaceuticals, Ltd., (Unfunded Revolver) (8)(16)(17)	L+300 Funded, 0.50% Unfunded	1/2/19	Healthcare	24,867	(1,618)	(497)
Tibco Software Inc., (Unfunded Revolver) (8)	L+400 / L+300 Funded, 0.50% Unfunded	12/5/19	Business Services	6,000	(59)	(30)
Transfirst Holdings, Inc., (Unfunded Revolver) (8)(16)	L+450 Funded, 0.50% Unfunded	11/12/19	Financial Services	2,940	(15)	(29)
UniTek Global Services, Inc., (Unfunded Revolver)	L+850 Funded, 0.50% Unfunded	1/21/15	Telecommunications	5,000	—	—
UniTek Global Services, Inc., (Revolver)	10.25% (L+925, 1.00% Floor) Funded	4/15/16	Telecommunications	38,731	38,731	38,731
Walter Energy, Inc., (Unfunded Revolver) (8)(16)(17)	L+550 Funded, 0.625% Unfunded	10/1/17	Mining	275	(169)	(48)

Total Funded and Unfunded Revolver Obligations					$76,209	$77,401

Letters of Credit— (0.0)%
Confie Seguros Holding II Co., Letter of Credit (8)(16)	4.500%	10/27/14	Insurance	$600	$—	$(54)
Confie Seguros Holding II Co., Letter of Credit (8)(16)	4.500%	1/13/15	Insurance	66	—	(6)

See notes to financial statements.

S-F-9

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (unaudited) (continued)

December 31, 2014

(in thousands)

INVESTMENTS IN NON- CONTROLLED/NON-AFFILIATED INVESTMENTS—128.7% (18)	Interest Rate	Maturity Date	Industry	Par Amount (12)	Cost	Fair Value (1)
Letters of Credit— (0.0)% (continued)
Laureate Education Inc., Letter of Credit (8)(17)	3.750%	6/16/16	Education	$93	$—	$(8)
Salix Pharmaceuticals, Ltd., Letter of Credit (16)(17)	3.000%	2/10/15	Healthcare	8	—	—
Salix Pharmaceuticals, Ltd., Letter of Credit (8)(16)(17)	3.000%	2/10/15	Healthcare	125	—	(3)
Transfirst Holdings, Inc., Letter of Credit (8)(16)	L+450	11/12/19	Financial Services	60	—	(1)
UniTek Global Services Inc., Letter of Credit	9.000%	1/21/15	Telecommunications	17,946	—	—
UniTek Global Services Inc., Letter of Credit	9.000%	1/21/15	Telecommunications	1,850	—	—
Walter Energy, Inc., Letter of Credit (8)(9)(16)(17)	5.500%	9/18/14- 7/4/15	Mining	86	—	(15)
Walter Energy, Inc., Letter of Credit (8)(9)(16)(17)	5.500%	11/28/15- 8/31/15	Mining	CAD 192	—	(29)

Total Letters of Credit					$—	$(116)

Total 1st Lien Secured Debt					$922,781	$884,758

2nd Lien Secured Debt—45.7%
Access Information	9.75% (L+875, 1.00% Floor)	10/17/22	Business Services	$25,600	$24,070	$24,192
Active Network, Inc.	9.50% (L+850, 1.00% Floor)	11/15/21	Business Services	19,672	19,584	19,181
American Energy - Utica, LLC (10)	11.00% (L+950, 1.50% Floor)	9/30/18	Oil and Gas	6,828	6,770	6,247
Appriss Holdings, Inc.	9.25% (L+825, 1.00% Floor)	5/21/21	Business Services	25,000	24,630	25,000
Aptean, Inc.	8.50% (L+750, 1.00% Floor)	2/26/21	Business Services	10,322	10,181	9,883
Armor Holdings, Inc. (American Stock Transfer and Trust Company)	10.25% (L+900, 1.25% Floor)	12/26/20	Financial Services	8,000	7,863	7,880
Asurion Corporation	8.50% (L+750, 1.00% Floor)	3/3/21	Insurance	62,400	61,529	62,166
Confie Seguros Holding II Co.	10.25% (L+900, 1.25% Floor)	5/8/19	Insurance	33,844	33,610	33,760
Consolidated Precision Products Corp.	8.75% (L+775, 1.00% Floor)	4/30/21	Aerospace and Defense	1,940	1,931	1,853
Deltek, Inc.	10.00% (L+875, 1.25% Floor)	10/10/19	Business Services	17,273	17,118	17,403
Elements Behavioral Health, Inc.	9.25% (L+825, 1.00% Floor)	2/11/20	Healthcare	9,500	9,416	9,441
Garden Fresh Restaurant Corp. (16)	14.50% (L+1300 PIK, 1.50% Floor)	1/1/19	Restaurants	38,448	36,504	34,219
Garden Fresh Restaurant Corp. (16)	7.25% (L+575 PIK, 1.50% Floor)	1/1/19	Restaurants	8,090	6,279	5,501
GCA Services Group, Inc.	9.25% (L+800, 1.25% Floor)	11/1/20	Diversified Service	22,838	22,930	22,609
Grocery Outlet, Inc.	9.25% (L+825, 1.00% Floor)	10/21/22	Grocery	30,000	29,555	29,663
GTCR Valor Companies, Inc.	9.50% (L+850, 1.00% Floor)	11/30/21	Business Services	35,000	34,657	33,950

See notes to financial statements.

S-F-10

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (unaudited) (continued)

December 31, 2014

(in thousands)

INVESTMENTS IN NON-CONTROLLED/ NON-AFFILIATED INVESTMENTS— 128.7% (18)	Interest Rate	Maturity Date	Industry	Par Amount(12)	Cost	Fair Value (1)
2nd Lien Secured Debt—45.7% (continued)
Institutional Shareholder Services, Inc.	8.50% (L+750, 1.00% Floor)	4/30/22	Financial Services	$6,640	$6,577	$6,540
Kronos, Inc.	9.75% (L+850, 1.25% Floor)	4/30/20	Business Services	51,123	50,727	52,082
Miller Energy Resources, Inc. (17)	12.75% (L+975, 3.00% Floor)	2/3/18	Oil and Gas	87,500	86,076	85,750
MSC Software Corp. (17)	8.50% (L+750, 1.00% Floor)	5/28/21	Business Services	18,448	18,275	18,079
Novolex Holdings, Inc.	9.75% (L+875, 1.00% Floor)	6/5/22	Packing	40,000	39,005	39,200
Pabst Brewing Company	10.50 (P+725, 3.25% Floor) / 9.25 (L+825, 1.00% Floor)	11/14/22	Consumer Products	32,000	31,601	31,600
Premier Trailer Leasing, Inc.	10.00% (L+900, 1.00% Floor)	9/24/20	Financial Services	52,000	50,996	50,960
RegionalCare Hospital Partners, Inc.	10.50% (L+950, 1.00% Floor)	10/23/19	Healthcare	4,000	3,796	3,990
River Cree Enterprises LP (11)(17)	11.000%	1/20/21	Hotels, Motels, Inns and Gaming	CAD 33,000	31,111	30,307
SiTV, Inc. (11)	10.375%	7/1/19	Cable Television	$2,219	2,219	2,065
Sprint Industrial Holdings, LLC	11.25% (L+1000, 1.25% Floor)	11/14/19	Containers, Packaging, and Glass	14,163	13,951	13,880
SquareTwo Financial Corp. (Collect America, Ltd.) (17)	11.625%	4/1/17	Financial Services	65,152	64,219	64,012
Stadium Management Corp.	9.25% (L+825, 1.00% Floor)	2/27/21	Business Services	19,900	19,900	19,999
TASC, Inc.	12.000%	5/21/21	Aerospace and Defense	21,815	21,011	22,306
TMK Hawk Parent Corp.	8.50% (L+750, 1.00% Floor)	10/1/22	Distribution	34,000	33,667	33,830
Transfirst Holdings, Inc.	9.00% (L+800, 1.00% Floor)	11/11/22	Financial Services	21,740	21,525	21,532
U.S. Renal Care, Inc.	10.25% (L+900, 1.25% Floor)	1/3/20	Healthcare	11,927	11,975	11,957
Velocity Technology Solutions, Inc.	9.00% (L+775, 1.25% Floor)	9/28/20	Business Services	16,500	16,199	16,170
Vertafore, Inc.	9.75% (L+825, 1.50% Floor)	10/27/17	Business Services	36,436	36,263	36,618
Walter Energy, Inc. (11)(17)	11.000%	4/1/20	Mining	22,554	21,227	7,499

Total 2nd Lien Secured Debt					$926,947	$911,324

TOTAL SECURED DEBT					$1,849,728	$1,796,082

UNSECURED DEBT—26.3%
American Energy - Woodford LLC/AEW Finance Corp. (11)	9.000%	9/15/22	Oil and Gas	$5,000	$4,800	$3,275
American Tire Distributors, Inc. (11)(16)	11.500%	6/1/18	Distribution	25,000	25,000	25,500
American Tire Distributors, Inc. (11)(16)	11.500%	6/1/18	Distribution	40,000	39,420	40,800

See notes to financial statements.

S-F-11

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (unaudited) (continued)

December 31, 2014

(in thousands)

INVESTMENTS IN NON-CONTROLLED/ NON-AFFILIATED INVESTMENTS— 128.7% (18)	Interest Rate	Maturity Date	Industry	Par Amount(12)	Cost	Fair Value (1)
UNSECURED DEBT—26.3% (continued)
Artsonig Pty Ltd. (11)(17)	11.50% (12.00% PIK Toggle)	4/1/19	Transportation	$21,227	$20,962	$18,839
BCA Osprey II Limited (British Car Auctions) (16)(17)	12.500% PIK	8/17/17	Transportation	£23,566	37,671	37,848
BCA Osprey II Limited (British Car Auctions) (16)(17)	12.500% PIK	8/17/17	Transportation	€14,333	19,764	17,864
Canacol Energy Ltd. (17)	9.50% (L+850, 1.00% Floor)	12/31/19	Oil and Gas	$50,000	48,539	48,500
Ceridian Corp. (11)	11.000%	3/15/21	Diversified Service	31,760	31,760	34,896
Delta Educational Systems, Inc.	16.00% PIK or 10.00% Cash / 6.00% PIK	5/12/17	Education	23,235	22,969	22,224
Denver Parent Corp. (Venoco)	12.25% (13.00% PIK Toggle)	8/15/18	Oil and Gas	8,988	8,821	3,707
My Alarm Center, LLC	16.25% (12.00% Cash / 4.25% PIK)	7/9/18	Business Services	4,145	4,145	4,145
Niacet Corporation	13.000%	8/28/18	Chemicals	12,500	12,500	12,625
PetroBakken Energy Ltd. (11)(17)	8.625%	2/1/20	Oil and Gas	39,300	40,455	27,903
Radio One, Inc. (11)(17)	9.250%	2/15/20	Broadcasting & Entertainment	14,804	14,804	12,954
Sorenson Holdings, LLC (11)	13.00% PIK	10/31/21	Consumer Products	68	46	68
Tibco Software Inc. (11)	11.375%	12/1/21	Business Services	26,924	26,149	26,217
U.S. Security Associates Holdings, Inc.	11.000%	7/28/18	Business Services	135,000	135,000	137,700
Univar, Inc.	10.500%	6/30/18	Distribution	20,000	20,000	19,780
Venoco, Inc.	8.875%	2/15/19	Oil and Gas	54,996	55,026	30,523

TOTAL UNSECURED DEBT					$567,831	$525,368

TOTAL CORPORATE DEBT					$2,417,559	$2,321,450

STRUCTURED PRODUCTS AND OTHER—8.6%
Asset Repackaging Trust Six B.V., Credit-Linked Note (11)(17)	N/A	5/15/27	Utilities	$58,411	$24,925	$32,785
Craft 2013-1, Credit-Linked Note (11)(16)(17)	9.483% (L+925)	4/17/22	Diversified Investment Vehicle	25,000	25,092	24,503
Craft 2013-1, Credit-Linked Note (16)(17)	9.483% (L+925)	4/17/22	Diversified Investment Vehicle	7,625	7,753	7,476
Craft 2014-1A, Credit-Linked Note (11)(17)	9.884% (L+965)	5/15/21	Diversified Investment Vehicle	42,500	42,497	41,995
Dark Castle Holdings, LLC	N/A	N/A	Media	24,395	1,190	2,748
JP Morgan Chase & Co., Credit-Linked Note (17)	12.483% (L+1225)	12/20/21	Diversified Investment Vehicle	43,250	42,318	43,560

See notes to financial statements.

S-F-12

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (unaudited) (continued)

December 31, 2014

(in thousands)

INVESTMENTS IN NON- CONTROLLED/NON-AFFILIATED INVESTMENTS—128.7% (18)	Interest Rate	Maturity Date	Industry	Par Amount(12)	Cost	Fair Value (1)
STRUCTURED PRODUCTS AND OTHER—8.6% (continued)
NXT Capital CLO 2014-1, LLC (11)(17)	5.731% (L+550)	4/23/26	Diversified Investment Vehicle	$5,000	$4,665	$4,250
Renaissance Umiat, LLC, ACES Tax Receivable (15)(17)	N/A	N/A	Oil and Gas	—	13,014	14,003

TOTAL STRUCTURED PRODUCTS AND OTHER					$161,454	$171,320

PREFERRED EQUITY—2.0%				Shares
CA Holding, Inc. (Collect America, Ltd.), Series A Preferred Stock (13)(17)	N/A	N/A	Financial Services	7,961	$788	$1,113
Crowley Holdings, Series A Preferred Stock (11)	12.00% (10.00% Cash / 2.00% PIK)	N/A	Cargo Transport	22,500	22,964	23,518
Gryphon Colleges Corp. (Delta Educational Systems, Inc.), Preferred Stock (Convertible) (13)(14)	12.50% PIK	N/A	Education	332,500	6,863	—
Gryphon Colleges Corp. (Delta Educational Systems, Inc.), Preferred Stock (13)(14)	13.50% PIK	5/12/18	Education	12,360	27,685	9,954
Varietal Distribution Holdings, LLC, Class A Preferred Unit	8.00% PIK	N/A	Distribution	3,097	5,613	5,613

TOTAL PREFERRED EQUITY					$63,913	$40,198

EQUITY—1.8%
Common Equity/Interests—1.5%				Shares
ATD Corporation (Accelerate Parent Corp.), Common Stock (11)(13)	N/A	N/A	Distribution	3,225,514	$3,276	$5,130
CA Holding, Inc. (Collect America, Ltd.), Series A Common Stock (13)(17)	N/A	N/A	Financial Services	25,000	2,500	—
CA Holding, Inc. (Collect America, Ltd.), Series AA Common Stock (13)(17)	N/A	N/A	Financial Services	4,294	429	—
Caza Petroleum, Inc., Net Profits Interest (13)	N/A	N/A	Oil and Gas	—	1,202	1,036
Caza Petroleum, Inc., Overriding Royalty Interest	N/A	N/A	Oil and Gas	—	339	349
Clothesline Holdings, Inc. (Angelica Corporation), Common Stock (13)	N/A	N/A	Healthcare	6,000	6,000	669
Explorer Coinvest, LLC (Booz Allen), Common Stock (13)(17)	N/A	N/A	Business Services	246	1,881	6,063
Garden Fresh Restaurant Holdings, LLC., Common Stock (13)	N/A	N/A	Restaurants	50,000	5,000	—
Gryphon Colleges Corp. (Delta Educational Systems, Inc.), Common Stock (13)	N/A	N/A	Education	17,500	175	—
JV Note Holdco, LLC (DSI Renal, Inc.), Common Equity / Interest (13)	N/A	N/A	Healthcare	9,303	85	—

See notes to financial statements.

S-F-13

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (unaudited) (continued)

December 31, 2014

(in thousands, except shares)

INVESTMENTS IN NON-CONTROLLED/NON- AFFILIATED INVESTMENTS—128.7% (18)	Interest Rate	Maturity Date	Industry	Shares	Cost	Fair Value (1)
Common Equity/Interests—1.5% (continued)
Pelican Energy, LLC, Net Profits Interest (13)(17)	N/A	N/A	Oil and Gas	1,048,811	$1,049	$332
Skyline Data, News and Analytics	N/A	N/A	Printing and	5,000	5,000	5,000
LLC, Class A Common Unit (13)			Publishing
Sorenson Holdings, LLC, Membership	N/A	N/A	Consumer Products	587	—	81
Interests (13)
Univar, Inc., Common Stock (13)	N/A	N/A	Distribution	900,000	9,000	10,710
Varietal Distribution Holdings, LLC,	N/A	N/A	Distribution	28,028	28	125
Class A Common Unit (13)

Total Common Equity/Interests					$35,964	$29,495

Warrants—0.3%
CA Holding, Inc. (Collect America, Ltd.), Common Stock Warrants (13)(17)	N/A	N/A	Financial Services	7,961	$8	$—
Energy & Exploration Partners, Inc., Common Stock Warrants (13)	N/A	N/A	Oil and Gas	60,778	2,374	58
Fidji Luxco (BC) S.C.A., Common Stock Warrants (2)(13)(17)	N/A	N/A	Electronics	18,113	182	4,450
Gryphon Colleges Corp. (Delta Educational Systems, Inc.), Class A-1 Preferred Stock Warrants (13)	N/A	N/A	Education	45,947	459	—
Gryphon Colleges Corp. (Delta Educational Systems, Inc.), Class B-1 Preferred Stock Warrants (13)	N/A	N/A	Education	104,314	1,043	—
Gryphon Colleges Corp. (Delta Educational Systems, Inc.), Common Stock Warrants (13)	N/A	N/A	Education	9,820	98	—
Osage Exploration & Development, Inc., Common Stock Warrants (13)(17)	N/A	N/A	Oil and Gas	1,496,843	—	365
Spotted Hawk Development, LLC, Common Stock Warrants (13)	N/A	N/A	Oil and Gas	54,545	852	1,496

Total Warrants					$5,016	$6,369

TOTAL EQUITY					$40,980	$35,864

Total Investments in Non-Controlled/ Non-Affiliated Investments					$2,683,906	$2,568,832

See notes to financial statements.

S-F-14

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (unaudited) (continued)

December 31, 2014

(in thousands, except shares)

INVESTMENTS IN NON-CONTROLLED/ AFFILIATED INVESTMENTS—9.9%(4)(18)	Interest Rate	Maturity Date	Industry	Par Amount (12)	Cost	Fair Value (1)
CORPORATE DEBT—0.0%
SECURED DEBT—0.0%
1st Lien Secured Debt—0.0%
Renewable Funding Group, Inc., (4)(13)	0.00%	9/30/15	Finance	$1,000	$1,000	$1,000

Total 1st Lien Secured Debt					$1,000	$1,000

TOTAL SECURED DEBT					$1,000	$1,000

TOTAL CORPORATE DEBT					$1,000	$1,000

STRUCTURED PRODUCTS AND OTHER—9.2%
Golden Bear Warehouse, LLC, Equity (3)(4)(17)	N/A	N/A	Diversified Investment Vehicle	$1,226	$1,226	$951
Golden Hill CLO I, LLC, Equity (3)(4)(17)	N/A	N/A	Diversified Investment Vehicle	61,285	61,818	62,689
Highbridge Loan Management 3-2014, Ltd., Class E Notes (3)(4)(11)(16)(17)	6.234% (L+600)	1/18/25	Diversified Investment Vehicle	2,485	2,274	2,145
Highbridge Loan Management 3-2014, Ltd., Subordinated Notes (3)(4)(11)(16)(17)	N/A	1/18/25	Diversified Investment Vehicle	8,163	6,809	6,759
Ivy Hill Middle Market Credit Fund IX, Ltd, Subordinated Notes (3)(4)(11)(17)	N/A	10/18/25	Diversified Investment Vehicle	12,500	11,375	11,375
Jamestown CLO I LTD, Subordinated Notes (3)(4)(11)(17)	N/A	11/5/24	Diversified Investment Vehicle	4,325	3,475	3,948
MCF CLO I, LLC, Membership Interests (3)(4)(11)(17)	N/A	4/20/23	Diversified Investment Vehicle	38,918	35,546	38,700
MCF CLO III, LLC, Class E Notes (3)(4)(11)(17)	4.684%(L+445)	1/20/24	Diversified Investment Vehicle	12,750	11,429	11,220
MCF CLO III, LLC, Membership Interests (3)(4)(11)(17)	N/A	1/20/24	Diversified Investment Vehicle	41,900	37,780	39,684
Slater Mill Loan Fund LP, LP Certificates (3)(4)(17)	N/A	N/A	Diversified Investment Vehicle	8,375	5,859	7,404

TOTAL STRUCTURED PRODUCTS AND OTHER					$177,591	$184,875

PREFERRED EQUITY—0.5%				Shares
Renewable Funding Group, Inc., Series B Preferred Stock (4)(13)	N/A	N/A	Finance	1,505,868	$7,582	$9,364

TOTAL PREFERRED EQUITY					$7,582	$9,364

EQUITY—0.2%
Common Equity/Interests—0.2%				Shares
AMP Solar Group, Inc., Class A Common Shares (4)(17)	N/A	N/A	Energy	81,493	$3,500	$3,500

Total Common Equity/Interests					$3,500	$3,500

TOTAL EQUITY					$3,500	$3,500

Total Investments in Non-Controlled/Affiliated Investments					$189,673	$198,739

See notes to financial statements.

S-F-15

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (unaudited) (continued)

December 31, 2014

(in thousands, except shares)

INVESTMENTS IN CONTROLLED INVESTMENTS—37.4%(5)(18)	Interest Rate	Maturity Date	Industry	Par Amount (12)	Cost	Fair Value (1)
CORPORATE DEBT—16.7%
SECURED DEBT—16.7%
1st Lien Secured Debt—16.7%
Merx Aviation Finance, LLC, (Revolver) (5)(16)	12.00% Funded	10/31/18	Aviation	$334,084	$334,084	$334,084

Total 1st Lien Secured Debt					$334,084	$334,084

Unfunded Revolver Obligation—0.0%
Merx Aviation Finance, LLC, (Unfunded Revolver) (5)(16)	12.00% Funded, 0.00% Unfunded	10/31/18	Aviation	$65,916	$—	$—

Total Unfunded Revolver Obligation					$—	$—

Letters of Credit—0.0%
Merx Aviation Finance Assets Ireland Limited, Letter of Credit (5)	2.250%	9/30/15	Aviation	$1,800	$—	$—
Merx Aviation Finance Assets Ireland Limited, Letter of Credit (5)	2.250%	9/30/15	Aviation	1,800	—	—

Total Letters of Credit					$—	$—

TOTAL SECURED DEBT					$334,084	$334,084

TOTAL CORPORATE DEBT					$334,084	$334,084

PREFERRED EQUITY—4.4%				Shares
AMP Solar (UK) Limited, Class A Preference Shares (2)(5)(11)(17)	8.500%	10/31/49	Utilities	19,811,333	$30,632	$30,439
Playpower Holdings, Inc., Series A Preferred (5)	14.00% PIK	11/15/20	Leisure	49,178	57,428	57,428

TOTAL PREFERRED EQUITY					$88,060	$87,867

EQUITY—16.3%
Common Equity/Interests—16.3%				Shares
Generation Brands Holdings, Inc. (Quality Home Brands), Basic Common Stock (5)(13)	N/A	N/A	Home and Office Furnishings and Durable Consumer Products	9,007	$—	$5,531
Generation Brands Holdings, Inc. (Quality Home Brands), Series 2L Common Stock (5)(13)	N/A	N/A	Home and Office Furnishings and Durable Consumer Products	36,700	11,242	22,537
Generation Brands Holdings, Inc. (Quality Home Brands), Series H Common Stock (5)(13)	N/A	N/A	Home and Office Furnishings and Durable Consumer Products	7,500	2,298	4,605
LVI Group Investments, LLC, Common Units (5)(13)	N/A	N/A	Environmental Services	212,460	17,505	19,274
Merx Aviation Finance, LLC, Partnership Interest (5)(13)	N/A	N/A	Aviation	—	152,082	165,072
MSEA Tankers LLC (5)(17)	N/A	N/A	Cargo Transport	—	33,000	33,000
Playpower Holdings, Inc., Common Stock (5)(13)	N/A	N/A	Leisure	1,000	77,722	74,474

Total Common Equity/Interests					$293,849	$324,493

TOTAL EQUITY					$293,849	$324,493

See notes to financial statements.

S-F-16

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (unaudited) (continued)

December 31, 2014

(in thousands, except shares)

INVESTMENTS IN CONTROLLED INVESTMENTS—37.4%(5)(18)	Interest Rate	Maturity Date	Industry	Par Amount (12)	Cost	Fair Value (1)
Total Investments in Controlled Investments					$715,993	$746,444

Total Investments—176.0% (6)(7)					$3,589,572	$3,514,015

Liabilities in Excess of Other Assets—(76.0)%						$(1,517,324)

Net Assets—100.0%						$1,996,691

(1)	Fair value is determined in good faith by or under the direction of the Board of Directors of the Company (see note 2).

(2)	Fidji Luxco (BC) S.C.A. is a EUR denominated investment and AMP Solar (UK) Limited is a GBP denominated investment.

(3)	Denotes investments where the governing documents of the entity preclude the Company from controlling management of the entity and therefore the Company has determined that the entity is not a controlled affiliate.

(4)	Denotes investments in which we are an “Affiliated Person”, as defined in the 1940 Act, due to owning or holding the power to vote 5% or more of the outstanding voting securities of the investment but not controlling the company. Fair value as of March 31, 2014 and December 31, 2014 along with transactions during the nine months ended December 31, 2014 in these Affiliated investments are as follows:

Name of Issue	Fair Value at March 31, 2014	Gross Additions (Cost) —	Gross Reductions (Cost) ■	Change in Unrealized Gain (Loss)	Fair Value at December 31, 2014	Net Realized Gain (Loss)	Interest/ Dividend/ Other Income
AMP Solar Group, Inc., Class A Common Shares	$—	$3,500	$—	$—	$3,500	$—	$—
Aventine Renewable Energy Holdings, Inc., 15.00% (12.00% Cash / 3.00% PIK), 9/23/16	2,405	21	(2,642)	216	—	116	184
Aventine Renewable Energy Holdings, Inc., 10.50% Cash or 15.00% PIK, 9/22/17	8,884	1,481	(15,306)	4,941	—	—	1,503
Aventine Renewable Energy Holdings, Inc., 25.00% PIK, 9/24/16	3,769	238	(4,007)	—	—	—	433
Aventine Renewable Energy Holdings, Inc., Common Stock	99	—	(688)	589	—	1,804	—
Aventine Renewable Energy Holdings, Inc., Common Stock Warrants	574	—	(3,996)	3,422	—	9,713	—
Golden Bear Warehouse LLC, Equity	—	1,226	—	(275)	951	—	—
Golden Hill CLO I, LLC, Equity	1,097	60,189	—	1,403	62,689	—	193
Highbridge Loan Management 3-2014, Ltd., Class D Notes, L+500, 1/18/25	4,680	21	(4,659)	(42)	—	(169)	205
Highbridge Loan Management 3-2014, Ltd., Class E Notes, L+600, 1/18/25	2,314	10	—	(179)	2,145	—	129
Highbridge Loan Management 3-2014, Ltd., Subordinated Notes, 1/18/25	7,278	—	(718)	199	6,759	—	492
Ivy Hill Middle Market Credit Fund IX, Ltd, Subordinated Notes, 10/18/25	—	11,375	—	—	11,375	—	—

See notes to financial statements.

S-F-17

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (unaudited) (continued)

December 31, 2014

(in thousands)

Name of Issue	Fair Value at March 31, 2014	Gross Additions (Cost) —	Gross Reductions (Cost) ■	Change in Unrealized Gain (Loss)	Fair Value at December 31, 2014	Net Realized Gain (Loss)	Interest/ Dividend/ Other Income
Jamestown CLO I LTD, Subordinated Notes, 11/5/24	3,828	—	(77)	197	3,948	—	419
MCF CLO I LLC, Class E Notes, L+575, 4/20/23	12,357	14	(12,344)	(27)	—	(107)	215
MCF CLO I LLC, Membership Interests	40,391	—	(2,013)	322	38,700	—	5,440
MCF CLO III LLC, Class E Notes L+445, 1/20/24	11,325	80	—	(185)	11,220	—	541
MCF CLO III LLC, Membership Interests, 1/20/24	38,266	—	(1,404)	2,822	39,684	—	4,691
Renewable Funding Group, Inc. 0.00%, 9/30/15	—	1,000	—	—	1,000	—	—
Renewable Funding Group, Inc., Series B Preferred Stock	—	8,750	(1,169)	1,783	9,364	—	—
Slater Mill Loan Fund LP, LP Certificates	7,361	—	(363)	406	7,404	—	1,075

	$144,628	$87,905	$(49,386)	$15,592	$198,739	$11,357	$15,520

—	Gross additions includes increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the accretion of discounts, the exchange of one or more existing securities for one or more new securities, the movement of an existing portfolio company into this category from a different category, and the transfers of one or more securities into non-controlled/affiliated. Transfers are assumed to have occurred at the end of the period.

■	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the amortization of premiums, the exchange of one or more existing securities for one or more new securities, the movement of an existing portfolio company out of this category into a different category, and the transfers of one or more securities out of non-controlled/affiliated. Transfers are assumed to have occurred at the end of the period.

As of December 31, 2014, the Company has a 100%, 100%, 26%, 32%, 97%, 98% and 26% equity ownership interest in Golden Bear Warehouse LLC, Golden Hill CLO I, LLC, Highbridge Loan Management, Ltd., Ivy Hill Middle Market Credit Fund IX, Ltd, MCF CLO I LLC, MCF CLO III LLC, and Slater Mill Loan Fund LP, respectively. Investments that the Company owns greater than 25% of the equity and are shown in “Non-Controlled/Affiliated” have governing documents that preclude the Company from controlling management of the entity and therefore the Company has determined that the entity is not a controlled affiliate.

(5)	Denotes investments in which we are deemed to exercise a controlling influence over the management or policies of a company, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the investment. Fair value as of March 31, 2014 and December 31, 2014 along with transactions during the nine months ended December 31, 2014 in these Controlled investments are as follows:

See notes to financial statements.

S-F-18

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (unaudited) (continued)

December 31, 2014

(in thousands)

Name of Issue	Fair Value at March 31, 2014	Gross Additions (Cost) —	Gross Reductions (Cost) ■	Change in Unrealized Gain (Loss)	Fair Value at December 31, 2014	Net Realized Gain (Loss)	Interest/ Dividend/ Other Income
AMP Solar (UK) Limited, Class A Preference Shares	$—	$30,632	$—	$(193)	$30,439	$—	$157
AMP Solar Group, Inc., 15.000%, 7/7/15	—	3,619	(3,619)	—	—	(57)	53
Generation Brands Holdings, Inc. (Quality Home Brands), Basic Common Stock	1,615	—	—	3,916	5,531	—	—
Generation Brands Holdings, Inc. (Quality Homes Brands), Series H Common Stock	1,345	—	—	3,260	4,605	—	—
Generation Brands Holdings, Inc. (Quality Homes Brands), Series 2L Common Stock	6,582	—	—	15,955	22,537	—	—
LVI Group Investments, LLC, Common Units (formerly known as LVI Services, Inc.)	34,020	1,409	—	(16,155)	19,274	—	88
LVI Parent Corp. (LVI Services, Inc.), 12.50%, 4/20/14	10,200	187	(10,200)	(187)	—	—	269
Merx Aviation Finance, LLC (formerly known as Merx Aviation Finance Holdings II, LLC), (Revolver) 12.00% Funded, 0.00% Unfunded, 10/31/18	282,334	51,750	—	—	334,084	—	29,310
Merx Aviation Finance, LLC (formerly known as Merx Aviation Finance Holdings II, LLC), (Unfunded Revolver) 12.00% Funded, 0.00% Unfunded, 10/31/18	—	—	—	—	—	—	—
Merx Aviation Finance Assets Ireland Limited, Letter of Credit, 2.25%, 9/30/15	—	—	—	—	—	—	21
Merx Aviation Finance Assets Ireland Limited, Letter of Credit, 2.25%, 9/30/15	—	—	—	—	—	—	21
Merx Aviation Finance, LLC (formerly known as Merx Aviation Finance Holdings II, LLC), Partnership Interest	140,465	13,500	—	11,107	165,072	—	—
MSEA Tankers LLC	—	33,000	—	—	33,000	—	—
Playpower Holdings, Inc., Common Stock	53,813	—	—	20,661	74,474	—	187
Playpower Holdings, Inc., Series A Preferred, 14.00% PIK, 11/15/20	51,773	5,655	—	—	57,428	—	5,657

	$582,147	$139,752	$(13,819)	$38,364	$746,444	$(57)	$35,763

—	Gross additions includes increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the accretions of discounts, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

See notes to financial statements.

S-F-19

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (unaudited) (continued)

December 31, 2014

(in thousands)

■	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the amortization of premiums, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

As of December 31, 2014, the Company has a 100%, 28%, 36%, 100%, 100% and 100% equity ownership interest in AMP Solar (UK) Limited, Generation Brands Holdings, Inc., LVI Group Investments, LLC, Merx Aviation Finance, LLC, MSEA Tankers LLC and Playpower Holdings, Inc., respectively.

(6)	Aggregate gross unrealized gain for federal income tax purposes is $133,152; aggregate gross unrealized loss for federal income tax purposes is $170,087. Net unrealized loss is $36,935 based on a tax cost of $3,550,950.

(7)	Substantially all securities are pledged as collateral to our multicurrency revolving credit facility (the “Facility”). As such these securities are not available as collateral to our general creditors.

(8)	The negative fair value is the result of the unfunded commitment or letter of credit being valued below par.

(9)	These letters of credit represent multiple commitments made on various dates. As a result, maturity dates may vary and a maturity range has been provided.

(10)	Provided that no default has occurred, this investment may elect to pay up to 50% of the interest due on its interest payment date in PIK.

(11)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(12)	Denominated in USD unless otherwise noted, Euro (“€”), British Pound (“£”), and Canadian Dollar (“CAD”).

(13)	Non-income producing security.

(14)	Non-accrual status (see note 2).

(15)	The investment has a put option attached to it and the combined instrument has been recorded in its entirety at fair value as a hybrid instrument in accordance with ASC 815-15-25-4 with subsequent changes in fair value charged or credited to investment gains/losses for each period.

(16)	Denotes debt securities where the Company owns multiple tranches of the same broad asset type but whose security characteristics differ. Such differences may include level of subordination, call protection and pricing, and differing interest rate characteristics, among other factors. Such factors are usually considered in the determination of fair values.

(17)	Investments that the Company has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The status of these assets under the 1940 Act are subject to change. The Company monitors the status of these assets on an ongoing basis.

(18)	The percentage is calculated over net assets.

N/A	Not applicable.

See notes to financial statements.

S-F-20

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (unaudited) (continued)

December 31, 2014

(in thousands)

Industry Classification	Percentage of Total Investments (at fair value) as of December 31, 2014
Business Services	15.0%
Aviation	14.2%
Oil and Gas	13.6%
Diversified Investment Vehicle	8.7%
Chemicals	4.4%
Financial Services	4.3%
Distribution	4.0%
Leisure	3.8%
Aerospace and Defense	2.9%
Insurance	2.8%
Healthcare	2.2%
Transportation	2.1%
Education	1.8%
Printing and Publishing	1.8%
Utilities	1.8%
Telecommunications	1.8%
Diversified Service	1.6%
Cargo Transport	1.6%
Buildings and Real Estate	1.2%
Restaurants	1.1%
Packing	1.1%
Mining	1.0%
Home and Office Furnishings and Durable Consumer Products	0.9%
Energy	0.9%
Consumer Products	0.9%
Hotels, Motels, Inns and Gaming	0.9%
Grocery	0.8%
Diversified Natural Resources, Precious Metals and Minerals	0.8%
Environmental Services	0.6%
Containers, Packaging, and Glass	0.4%
Broadcasting & Entertainment	0.4%
Finance	0.3%
Electronics	0.1%
Media	0.1%
Cable Television	0.1%

Total Investments	100.0%

See notes to financial statements.

S-F-21

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS

March 31, 2014

(in thousands)

INVESTMENTS IN NON- CONTROLLED/NON-AFFILIATED INVESTMENTS—134.1% (17)	Interest Rate	Maturity Date	Industry	Par Amount (10)	Cost	Fair Value (1)
CORPORATE DEBT—125.9%
SECURED DEBT—80.0%
1st Lien Secured Debt—32.5%
Archroma (15)	9.50% (L+825, 1.25% Floor)	10/1/18	Chemicals	$35,422	$34,762	$35,511
Avanti Communication Group PLC(9)(15)	10.000%	10/1/19	Telecommunications	9,000	9,000	9,608
Aveta, Inc.	9.75% (L+825, 1.50% Floor)	12/12/17	Healthcare	59,951	58,535	60,325
Caza Petroleum, Inc.	12.00% (L+1000, 2.00% Floor)	5/23/17	Oil and Gas	35,000	33,988	33,845
Charming Charlie LLC	9.00% (L+800, 1.00% Floor)	12/24/19	Retail	5,305	5,241	5,315
Confie Seguros Holding II Co., (Revolver) (14)	6.75% (P+350) Funded, 0.50% Unfunded	12/10/18	Insurance	240	240	218
Delta Educational Systems, Inc.	16.00% (8.00% Cash/8.00% PIK)	12/11/16	Education	5,437	5,437	5,437
Endeavour International Corp. (14)(15)	12.000%	3/1/18	Oil and Gas	18,262	17,960	17,760
Endeavour International Corp. (14)(15)	8.25% (L+700, 1.25% Floor)	11/30/17	Oil and Gas	3,157	3,105	3,126
Endeavour International Corp. (14)(15)	8.25% (L+700, 1.25% Floor)	11/30/17	Oil and Gas	4,412	4,338	4,368
Evergreen Tank Solutions, Inc.	9.50% (L+800, 1.50% Floor)	9/28/18	Containers, Packaging, and Glass	41,771	41,260	41,980
Great Bear Petroleum Operating, LLC	12.000%	10/1/17	Oil and Gas	4,464	4,464	4,464
Hunt Companies, Inc.(9)	9.625%	3/1/21	Buildings and Real Estate	41,210	40,701	42,807
Lee Enterprises, Inc(9)(15)	9.500%	3/15/22	Media	25,000	25,000	25,844
Magnetation, LLC (9)	11.000%	5/15/18	Mining	16,400	16,458	18,450
Maxus Capital Carbon SPE I, LLC (Skyonic Corp.)	13.000%	9/18/19	Chemicals	60,000	60,000	60,000
Molycorp, Inc. (15)	10.000%	6/1/20	Diversified Natural Resources, Precious Metals and Minerals	35,849	35,532	35,547
My Alarm Center, LLC (14)	8.50% (L+750, 1.00% Floor)	1/9/18	Business Services	42,614	42,614	42,614
My Alarm Center, LLC (14)	8.50% (L+750, 1.00% Floor)	1/9/18	Business Services	2,930	2,930	2,930
Osage Exploration & Development, Inc. (15)	17.00% (L+1500, 2.00% Floor)	4/27/15	Oil and Gas	20,000	19,752	20,040
Panda Sherman Power, LLC	9.00% (L+750, 1.50% Floor)	9/14/18	Energy	15,000	14,821	15,450
Panda Temple Power, LLC	11.50% (L+1000, 1.50% Floor)	7/17/18	Energy	25,500	25,099	26,169
Pelican Energy, LLC (15)	10.00% (7.00% Cash / 3.00% PIK)	12/31/18	Oil and Gas	19,330	18,634	19,717

See notes to financial statements.

S-F-22

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2014

(in thousands)

INVESTMENTS IN NON- CONTROLLED/NON-AFFILIATED INVESTMENTS—134.1% (17)	Interest Rate	Maturity Date	Industry	Par Amount (10)	Cost	Fair Value (1)
1st Lien Secured Debt—32.5% (continued)
Reichhold Holdings International B.V. (15)	10.75% (L+975, 1.00% Floor)	12/19/16	Chemicals	$22,500	$22,500	$22,500
Sand Waves, S.A. (Endeavour Energy UK Limited) (15)	9.750%	12/31/15	Oil and Gas	12,500	12,500	12,500
Southern Pacific Resource Corp. (15)	11.00% (L+1000, 1.00% Floor)	3/29/19	Oil and Gas	9,080	8,808	9,216
Spotted Hawk Development, LLC (15)	14.00% (13.00% Cash/1.00% PIK)	6/30/16	Oil and Gas	24,308	23,712	23,615
Sunrun Solar Owner IX, LLC	9.079%	12/31/24	Energy	3,622	3,466	3,467
1st Lien Secured Debt—32.5% (continued)
Travel Leaders Group, LLC	7.00% (L+600, 1.00% Floor)	12/5/18	Business Services	2,568	2,414	2,548
UniTek Global Services, Inc., (Revolver)(14)	10.25% (L+925, 1.00% Floor) Funded, 2.00% Unfunded	4/15/16	Telecommunications	44,802	44,802	44,802
Walter Energy, Inc.(9)(15)	9.500%	10/15/19	Mining	17,000	17,307	17,345

Total 1st Lien Secured Debt					$655,380	$667,518

Unfunded Revolver Obligations—(0.4)%
Avaya, Inc. (8)	L+275 Funded, 0.50% Unfunded	10/26/16	Telecommunications	$36,785	$(5,203)	$(3,035)
BMC Software Inc. (8)	L+400 Funded, 0.50% Unfunded	9/10/18	Business Services	30,760	(3,243)	(2,307)
Confie Seguros Holding II Co. (8)(14)	P+350 Funded, 0.50% Unfunded	12/10/18	Insurance	3,627	(450)	(326)
Laureate Education, Inc. (8)(15)	L+375 Funded, 0.625% Unfunded	6/16/16	Education	28,880	(2,888)	(2,599)
Reichhold Holdings International B.V. (15)	L+600 Funded, 1.50% Unfunded	12/19/16	Chemicals	12,500	—	—
Salix Pharmaceuticals, Ltd. (8)(15)	L+300 Funded, 0.50% Unfunded	1/2/19	Healthcare	25,000	(1,923)	(125)
UniTek Global Services Inc., (14)	L+925 Funded, 2.00% Unfunded	4/15/16	Telecommunications	18,052	—	—

Total Unfunded Revolver Obligations					$(13,707)	$(8,392)

Letters of Credit— (0.0)%
Confie Seguros Holding II Co., Letter of Credit (8)(14)	4.500%	10/27/14	Insurance	$600	$—	$(54)
Confie Seguros Holding II Co., Letter of Credit (8)(14)	4.500%	1/13/15	Insurance	33	—	(3)
UniTek Global Services Inc., Letter of Credit (14)	9.250%	3/26/15	Telecommunications	3,000	—	—
UniTek Global Services Inc., Letter of Credit (14)	9.250%	3/18/15	Telecommunications	1,000	—	—
UniTek Global Services Inc., Letter of Credit (14)	9.250%	3/18/15	Telecommunications	2,700	—	—
UniTek Global Services Inc., Letter of Credit (14)	9.250%	12/15/14	Telecommunications	5,446	—	—

Total Letters of Credit					$—	$(57)

See notes to financial statements.

S-F-23

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2014

(in thousands)

INVESTMENTS IN NON- CONTROLLED/NON-AFFILIATED INVESTMENTS—134.1% (17)	Interest Rate	Maturity Date	Industry	Par Amount (10)	Cost	Fair Value (1)
2nd Lien Secured Debt—47.9%
Active Network, Inc.	9.50% (L+850, 1.00% Floor)	11/15/21	Business Services	$25,000	$24,879	$25,344
Applied Systems, Inc.	7.50% (L+650, 1.00% Floor)	1/24/22	Business Services	9,110	9,043	9,281
Aptean, Inc.	8.50% (L+750, 1.00% Floor)	2/26/21	Business Services	11,322	11,153	11,478
Armor Holdings, Inc. (American Stock Transfer and Trust Company)	10.25% (L+900, 1.25% Floor)	12/26/20	Financial Services	8,000	7,851	8,000
Asurion Corporation	8.50% (L+750, 1.00% Floor)	3/3/21	Insurance	90,400	89,050	93,413
Bennu Oil & Gas, LLC	10.25% (L+900, 1.25% Floor)	11/1/18	Oil and Gas	8,999	8,927	9,123
BJ’s Wholesale Club, Inc	8.50% (L+750, 1.00% Floor)	3/26/20	Retail	20,000	19,904	20,537
Brock Holdings III, Inc.	10.00% (L+825, 1.75% Floor)	3/16/18	Environmental Services	19,500	19,245	19,805
Confie Seguros Holding II Co.	10.25% (L+900, 1.25% Floor)	5/8/19	Insurance	27,344	27,096	27,566
Consolidated Precision Products Corp.	8.75% (L+775, 1.00% Floor)	4/30/21	Aerospace and Defense	8,940	8,897	9,096
Del Monte Foods Co	8.25% (L+725, 1.00% Floor)	8/18/21	Beverage, Food, and Tobacco	12,140	12,019	12,110
Deltek, Inc.	10.00% (L+875, 1.25% Floor)	10/10/19	Business Services	27,273	27,023	27,887
Elements Behavioral Health, Inc.	9.25% (L+825, 1.00% Floor)	2/11/20	Healthcare	9,500	9,407	9,500
Flexera Software LLC	8.00% (L+700, 1.00% Floor)	4/2/21	Business Services	7,000	6,965	7,053
Garden Fresh Restaurant Corp. (14)	7.25% (L+575 PIK, 1.50% Floor)	1/1/19	Restaurants	7,661	5,618	5,210
Garden Fresh Restaurant Corp. (14)	14.50% (L+1300 PIK, 1.50% Floor)	1/1/19	Restaurants	34,513	32,326	30,716
GCA Services Group, Inc.	9.25% (L+800, 1.25% Floor)	11/1/20	Diversified Service	22,838	22,940	23,194
Grocery Outlet, Inc.	10.50% (L+925, 1.25% Floor)	6/17/19	Grocery	8,674	8,526	8,847
HD Vest Inc. (15)	9.25% (L+800, 1.25% Floor)	6/18/19	Financial Services	9,396	9,290	9,302
Healogics, Inc.	9.25% (L+800, 1.25% Floor)	2/5/20	Healthcare	10,000	10,109	10,242
IMG Worldwide, Inc.	8.25% (L+725, 1.00% Floor)	3/21/22	Leisure	2,167	2,145	2,199
Insight Pharmaceuticals, LLC	13.25% (L+1175, 1.50% Floor)	8/25/17	Consumer Products	15,448	15,243	15,139
Kronos, Inc.	9.75% (L+850, 1.25% Floor)	4/30/20	Business Services	92,516	91,531	96,332

See notes to financial statements.

S-F-24

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2014

(in thousands)

INVESTMENTS IN NON- CONTROLLED/NON-AFFILIATED INVESTMENTS—134.1% (17)	Interest Rate	Maturity Date	Industry	Par Amount (10)	Cost	Fair Value (1)
2nd Lien Secured Debt—47.9% (continued)
Landslide Holdings, Inc.	8.25% (L+725, 1.00% Floor)	2/25/21	Business Services	$5,630	$5,588	$5,672
Learfield Communications, Inc.	8.75% (L+775, 1.00% Floor)	10/8/21	Media	15,000	14,856	15,375
Miller Energy Resources, Inc. (15)	11.75% (L+975, 2.00% Floor)	2/3/18	Oil and Gas	87,500	85,804	85,750
Ranpak Corp.	8.50% (L+725, 1.25% Floor)	4/23/20	Packaging	22,000	21,802	22,522
River Cree Enterprises LP (9)(15)	11.000%	1/20/21	Hotels, Motels, Inns and Gaming	CAD 33,000	31,110	31,767
SESAC Holdco II LLC	10.00% (L+875, 1.25% Floor)	4/9/14	Broadcasting & Entertainment	$10,750	10,758	10,978
Sprint Industrial Holdings, LLC	11.25% (L+1000, 1.25% Floor)	11/14/19	Containers, Packaging, and Glass	14,163	13,928	14,305
SquareTwo Financial Corp. (Collect America, Ltd.) (15)	11.625%	4/1/17	Financial Services	61,079	59,929	61,690
Stadium Management Corp	9.25% (L+825, 1.00% Floor)	2/27/21	Business Services	19,900	19,900	20,348
Tectum Holdings, Inc.	10.25% (P+700, 3.25% Floor)	3/12/19	Auto Sector	17,670	17,582	17,626
Transfirst Holdings, Inc.	7.50% (L+650, 1.00% Floor)	6/27/18	Financial Services	59,750	59,601	60,422
TriMark USA, LLC	10.00% (L+900, 1.00% Floor)	8/12/19	Distribution	27,000	26,470	27,338
U.S. Renal Care, Inc. (14)	10.25% (L+900, 1.25% Floor)	1/3/20	Healthcare	11,927	11,980	12,195
U.S. Renal Care, Inc. (14)	8.50% (L+750, 1.00% Floor)	7/3/20	Healthcare	12,120	11,930	12,325
Velocity Technology Solutions, Inc.	9.00% (L+775, 1.25% Floor)	9/28/20	Business Services	16,500	16,170	16,170
Vertafore, Inc.	9.75% (L+825, 1.50% Floor)	10/27/17	Business Services	50,436	50,167	51,397
Walter Energy, Inc. (9)(15)	11.000%	4/1/20	Mining	27,798	26,308	25,192

Total 2nd Lien Secured Debt					$963,070	$982,446

TOTAL SECURED DEBT					$1,604,743	$1,641,515

UNSECURED DEBT—45.9%
Altegrity, Inc. (14)	0.000% (12.5% effective)	8/2/16	Diversified Service	$3,545	$2,664	$957
Altegrity, Inc. (9)(14)	12.000%	11/1/15	Diversified Service	14,667	14,667	13,567
American Energy—Utica, LLC (9)	3.500%	3/1/21	Oil and Gas	10,868	10,868	11,031
American Tire Distributors, Inc. (9)(14)	11.500%	6/1/18	Distribution	25,000	25,000	25,700
American Tire Distributors, Inc. (14)	11.500%	6/1/18	Distribution	40,000	39,321	41,120

See notes to financial statements.

S-F-25

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2014

(in thousands)

INVESTMENTS IN NON- CONTROLLED/NON-AFFILIATED INVESTMENTS—134.1% (17)	Interest Rate	Maturity Date	Industry	Par Amount (10)	Cost	Fair Value (1)
UNSECURED DEBT—45.9% (continued)
Artsonig Pty Ltd (9)(15)	11.500%	4/1/19	Transportation	$20,000	$19,701	$20,025
BCA Osprey II Limited (British Car Auctions) (14)(15)	12.50% PIK	8/17/17	Transportation	€12,721	17,489	18,102
BCA Osprey II Limited (British Car Auctions) (14)(15)	12.50% PIK	8/17/17	Transportation	£20,948	33,173	36,058
Ceridian Corp. (9)(14)	11.000%	3/15/21	Diversified Service	$34,000	34,000	39,335
Ceridian Corp. (14)	11.250%	11/15/15	Diversified Service	35,800	35,800	36,154
Ceridian Corp. (14)	12.25% Cash (12.25% Cash or 13.00% PIK)	11/15/15	Diversified Service	14,420	14,420	14,562
CRC Health Corp.	10.750%	2/1/16	Healthcare	13,000	13,079	13,077
Delta Educational Systems, Inc.	16.00% (10.00% Cash/6.00% PIK)	5/12/17	Education	21,684	21,353	20,708
Denver Parent Corp. (Venoco) (9)	12.250%	8/15/18	Oil and Gas	15,000	14,633	15,150
Energy & Exploration Partners, Inc. (14)	15.000%	4/8/18	Oil and Gas	25,000	22,410	23,750
Energy & Exploration Partners, Inc. (14)	15.000%	12/12/18	Oil and Gas	4,464	4,263	4,241
Energy & Exploration Partners, Inc. (14)	15.000%	12/12/18	Oil and Gas	2,679	2,469	2,545
Energy & Exploration Partners, Inc. (14)	15.000%	3/27/19	Oil and Gas	8,036	7,650	7,634
Exova Limited (14)(15)	10.50%	5/20/14	Business Services	£4,655	6,606	8,537
Exova Limited (9)(14)(15)	10.50%	5/20/14	Business Services	18,000	28,165	33,010
First Data Corp. (14)	10.625%	6/15/21	Financial Services	$10,000	10,000	11,288
First Data Corp. (14)	11.250%	1/15/21	Financial Services	67,000	66,977	76,548
First Data Corp. (14)	12.625%	1/15/21	Financial Services	5,000	5,641	5,963
inVentiv Health, Inc. (9)	11.000%	8/15/18	Healthcare	106,500	106,500	98,646
My Alarm Center, LLC	16.25% (12.00% Cash/4.25%PIK)	7/9/18	Business Services	4,101	4,101	4,101
Niacet Corporation	13.000%	8/28/18	Chemicals	12,500	12,500	12,625
PetroBakken Energy Ltd. (9)(15)	8.625%	2/1/20	Oil and Gas	44,082	44,390	44,206
Prospect Holding Company LLC (9)	10.250%	10/1/18	Financial Services	20,000	19,106	19,450
Radio One, Inc. (9)(15)	9.250%	2/15/20	Broadcasting & Entertainment	14,804	14,804	15,778
Symbion, Inc.	11.000%	8/23/15	Healthcare	8,488	8,501	8,538
Tervita Corporation (9)(15)	10.875%	2/15/18	Environmental Services	22,438	21,739	22,662
U.S. Security Associates Holdings, Inc.	11.000%	7/28/18	Business Services	135,000	135,000	139,590
Univar, Inc.	10.500%	6/30/18	Distribution	20,000	20,000	19,960
Varietal Distribution (9)(14)	10.750%	6/30/17	Distribution	22,204	21,908	22,426
Varietal Distribution (9)(14)	10.750%	6/30/17	Distribution	€11,574	15,092	16,111
Venoco, Inc.	8.875%	2/15/19	Oil and Gas	$38,050	38,463	38,573

TOTAL UNSECURED DEBT					$912,453	$941,728

TOTAL CORPORATE DEBT					$2,517,196	$2,583,243

See notes to financial statements.

S-F-26

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2014

(in thousands)

INVESTMENTS IN NON- CONTROLLED/NON-AFFILIATED INVESTMENTS—134.1% (17)	Interest Rate	Maturity Date	Industry	Par Amount (10)	Cost	Fair Value (1)
STRUCTURED PRODUCTS AND OTHER—3.9%
Craft 2013-1, Credit Linked Note (15)	9.49% (L+925)	4/17/22	Diversified Investment Vehicle	$20,000	$20,000	$19,802
Dark Castle Holdings, LLC	N/A	N/A	Media	25,302	2,094	3,077
JP Morgan Chase & Co., Credit-Linked Note (15)	12.50% (L+1225)	12/20/21	Diversified Investment Vehicle	43,250	43,010	42,935
Renaissance Umiat, LLC, ACES (13)(14)(15)	N/A	N/A	Oil and Gas	—	7,153	7,799
Renaissance Umiat, LLC, ACES (13)(14)(15)	N/A	N/A	Oil and Gas	—	6,351	6,391

TOTAL STRUCTURED PRODUCTS AND OTHER					$78,608	$80,004

				Shares
PREFERRED EQUITY—2.0%
CA Holding, Inc. (Collect America, Ltd.), Series A Preferred Stock (11)(15)	N/A	N/A	Financial Services	7,961	$788	$1,592
Crowley Holdings, Series A Preferred Stock	12.00% (10.00% Cash / 2.00% PIK)	N/A	Cargo Transport	22,500	22,623	22,620
Gryphon Colleges Corp. (Delta Educational Systems, Inc.), Preferred Stock (12)	13.50% PIK	N/A	Education	12,360	27,685	13,802
Gryphon Colleges Corp. (Delta Educational Systems, Inc.), Preferred Stock (12)	12.50% PIK	N/A	Education	332,500	6,863	—
Varietal Distribution Holdings, LLC, Class A Preferred Unit	8.00% PIK	N/A	Distribution	3,097	5,288	3,275

TOTAL PREFERRED EQUITY					$63,247	$41,289

See notes to financial statements.

S-F-27

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2014

(in thousands, except shares and warrants)

INVESTMENTS IN NON-CONTROLLED/ NON-AFFILIATED INVESTMENTS—134.1% (17)	Interest Rate	Maturity Date	Industry	Shares	Cost	Fair Value (1)
EQUITY—2.3%
Common Equity/Interests—1.8%
Accelerate Parent Corp. (American Tire Distributors), Common Stock (11)	N/A	N/A	Distribution	3,225,514	$3,276	$4,710
AHC Mezzanine, LLC (Advanstar), Common Stock (11)	N/A	N/A	Media	25,016	1,063	350
Altegrity Holding Corp., Common Stock (11)	N/A	N/A	Diversified Service	353,399	13,797	—
CA Holding, Inc. (Collect America, Ltd.), Series A Common Stock (11)(15)	N/A	N/A	Financial Services	25,000	2,500	1,380
CA Holding, Inc. (Collect America, Ltd.), Series AA Common Stock (11)(15)	N/A	N/A	Financial Services	4,294	430	859
Caza Petroleum, Inc., Net Profits Interest (11)	N/A	N/A	Oil and Gas	—	940	946
Caza Petroleum, Inc., Overriding Royalty Interest (11)	N/A	N/A	Oil and Gas	—	265	228
Clothesline Holdings, Inc. (Angelica Corporation), Common Stock (11)	N/A	N/A	Healthcare	6,000	6,000	3,282
Explorer Coinvest, LLC (Booz Allen), Common Stock (11)(15)	N/A	N/A	Business Services	340,090	2,603	6,958
Garden Fresh Restaurant Holdings, LLC., Common Stock (11)	N/A	N/A	Restaurants	50,000	5,000	138
Gryphon Colleges Corp. (Delta Educational Systems, Inc.), Common Stock (11)	N/A	N/A	Education	17,500	175	—
GS Prysmian Co-Invest L.P. (Prysmian Cables & Systems), Limited Partnership (2)(3)(11)(15)	N/A	N/A	Manufacturing	—	—	17
JV Note Holdco, LLC (DSI Renal Inc.), Common Equity / Interest (11)	N/A	N/A	Healthcare	9,303	85	—
Pelican Energy, LLC, Net Profit Interest (11)(15)	N/A	N/A	Oil and Gas	696,656	697	477
RC Coinvestment, LLC (Ranpak Corp.), Common Stock (11)	N/A	N/A	Packaging	50,000	5,000	7,674
Sorenson Communications Holdings, LLC, Class A, Common Stock (11)	N/A	N/A	Consumer Products	454,828	45	61
Univar Inc., Common Stock (11)	N/A	N/A	Distribution	900,000	9,000	9,680
Varietal Distribution Holdings, LLC, Class A Common Unit (11)	N/A	N/A	Distribution	28,028	28	—

Total Common Equity/Interests					$50,904	$36,760

				Warrants
Warrants—0.5%
CA Holding, Inc. (Collect America, Ltd.), Common Stock Warrants (11)(15)	N/A	N/A	Financial Services	7,961	$8	$—
Energy & Exploration Partners, Inc., Common Stock Warrants (11)	N/A	N/A	Oil and Gas	60,778	2,374	1,829
Fidji Luxco (BC) S.C.A., Common Stock Warrants (2)(11)(15)	N/A	N/A	Electronics	18,113	182	5,069
Gryphon Colleges Corp. (Delta Educational Systems, Inc.), Common Stock (11)	N/A	N/A	Education	9,820	98	—

See notes to financial statements.

S-F-28

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2014

(in thousands, except shares and warrants)

INVESTMENTS IN NON-CONTROLLED/NON- AFFILIATED INVESTMENTS—134.1% (17)	Interest Rate	Maturity Date	Industry	Warrants	Cost	Fair Value (1)
Warrants—0.5% (continued)
Gryphon Colleges Corp. (Delta Educational Systems, Inc.), Class A-1 Preferred Stock Warrants (11)	N/A	N/A	Education	45,947	$459	$—
Gryphon Colleges Corp. (Delta Educational Systems, Inc.), Class B-1 Preferred Stock Warrants (11)	N/A	N/A	Education	104,314	1,043	—
Osage Exploration & Development, Inc., Common Stock Warrants (11)(15)	N/A	N/A	Oil and Gas	1,496,843	—	1,398
Spotted Hawk Development, LLC, Common Stock Warrants (11)(15)	N/A	N/A	Oil and Gas	54,545	852	2,304

Total Warrants					$5,016	$10,600

TOTAL EQUITY					$55,920	$47,360

Total Investments in Non-Controlled/ Non-Affiliated Investments					$2,714,971	$2,751,896

See notes to financial statements.

S-F-29

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2014

(in thousands, except shares and warrants)

INVESTMENTS IN NON-CONTROLLED/ AFFILIATED INVESTMENTS—7.0%(4)(17)	Interest Rate	Maturity Date	Industry	Par Amount (10)	Cost	Fair Value (1)
CORPORATE DEBT—0.7%
SECURED DEBT—0.7%
1st Lien Secured Debt—0.7%
Aventine Renewable Energy Holdings, Inc. (4)(14)	15.00% (12.00% Cash/3.00% PIK)	9/23/16	Chemicals	$2,737	$2,621	$2,405
Aventine Renewable Energy Holdings, Inc. (4)(14)	15.00% PIK or 10.50% Cash	9/22/17	Chemicals	14,068	16,391	8,884
Aventine Renewable Energy Holdings, Inc. (4)(14)	25.00% PIK	9/24/16	Chemicals	3,769	3,769	3,769

Total 1st Lien Secured Debt					$22,781	$15,058

TOTAL SECURED DEBT					$22,781	$15,058

TOTAL CORPORATE DEBT					$22,781	$15,058

STRUCTURED PRODUCTS AND OTHER—6.3%
Golden Hill CLO I, LLC, Equity (4)(15)(16)	N/A	N/A	Diversified Investment Vehicle	$1,097	$1,631	$1,097
Highbridge Loan Management 3-2014, Ltd., Class D Notes (4)(14)(15)(16)	5.22%(L+500)	1/18/25	Diversified Investment Vehicle	5,000	4,638	4,680
Highbridge Loan Management 3-2014, Ltd., Class E Notes (4)(14)(15)(16)	6.22%(L+600)	1/18/25	Diversified Investment Vehicle	2,485	2,263	2,314
Highbridge Loan Management 3-2014, Ltd., Subordinated Notes (4)(14)(15)(16)	N/A	1/18/25	Diversified Investment Vehicle	8,163	7,527	7,278
Jamestown CLO I LTD, Subordinated Notes (4)(15)(16)	N/A	11/5/24	Diversified Investment Vehicle	4,325	3,553	3,828
MCF CLO I LLC, Class E Notes (4)(15)(16)	5.99%(L+575)	4/20/23	Diversified Investment Vehicle	13,000	12,330	12,357
MCF CLO I LLC, Membership Interests (4)(15)(16)	N/A	N/A	Diversified Investment Vehicle	38,918	37,560	40,391
MCF CLO III LLC, Class E Notes (4)(15)(16)	4.81%(L+445)	1/20/24	Diversified Investment Vehicle	12,750	11,349	11,325
MCF CLO III LLC, Membership Interests (4)(15)(16)	N/A	1/20/24	Diversified Investment Vehicle	41,900	39,183	38,266
Slater Mill Loan Fund LP, LP Certificates (4)(15)(16)	N/A	N/A	Diversified Investment Vehicle	8,375	6,222	7,361

TOTAL STRUCTURED PRODUCTS AND OTHER					$126,256	$128,897

EQUITY—0.0%
				Shares
Common Equity/Interests—0.0%
Aventine Renewable Energy Holdings, Inc., Common Stock (4)(11)	N/A	N/A	Chemicals	262,036	$688	$99

Total Common Equity/Interests					$688	$99

				Warrants
Warrants—0.0%
Aventine Renewable Energy Holdings, Inc., Common Stock Warrants (4)(11)	N/A	N/A	Chemicals	1,521,193	$3,996	$574

Total Warrants					$3,996	$574

TOTAL EQUITY					$4,684	$673

Total Investments in Non-Controlled/Affiliated Investments					$153,721	$144,628

See notes to financial statements.

S-F-30

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2014

(in thousands, except shares)

INVESTMENTS IN CONTROLLED INVESTMENTS—28.4%(5)(17)	Interest Rate	Maturity Date	Industry	Par Amount (10)	Cost	Fair Value (1)
CORPORATE DEBT—14.3%
SECURED DEBT—14.3%
1st Lien Secured Debt—13.8%
Merx Aviation Finance Holdings II, LLC (Revolver) (5)	12.00% Funded, 0.00% Unfunded	10/31/18	Aviation	$282,334	$282,334	$282,334

Total 1st Lien Secured Debt					$282,334	$282,334

Unfunded Revolver Obligation—0.0%
Merx Aviation Finance Holdings II, LLC (5)	12.00% Funded, 0.00% Unfunded	10/31/18	Aviation	$117,666	$—	$—

Total Unfunded Revolver Obligation					$—	$—

Letters of Credit—0.0%
Merx Aviation Finance Assets Ireland Limited, LLC, Letter of Credit (5)	2.250%	9/30/14	Aviation	$1,800	$—	$—
Merx Aviation Finance Assets Ireland Limited, LLC, Letter of Credit (5)	2.250%	9/30/14	Aviation	1,800	—	—

Total Letters of Credit					$—	$—

2nd Lien Secured Debt—0.5%
LVI Parent Corp. (LVI Services, Inc.) (5)	12.500%	4/20/14	Environmental Services	$10,000	$10,013	$10,200

Total 2nd Lien Secured Debt					$10,013	$10,200

TOTAL SECURED DEBT					$292,347	$292,534

TOTAL CORPORATE DEBT					$292,347	$292,534

				Shares
PREFERRED EQUITY—2.5%
Playpower Holdings, Inc., Series A Preferred (5)	14.00% PIK	11/15/20	Leisure	49,178	$51,773	$51,773

TOTAL PREFERRED EQUITY					$51,773	$51,773

EQUITY—11.6%
Common Equity/Interests—11.6%				Shares
Generation Brands Holdings, Inc. (Quality Home Brands), Basic Common Stock (5)(11)	N/A	N/A	Home and Office Furnishings and Durable Consumer Products	9,007	$—	$1,615
Generation Brands Holdings, Inc. (Quality Home Brands), Series H Common Stock (5)(11)	N/A	N/A	Home and Office Furnishings and Durable Consumer Products	7,500	2,297	1,345
Generation Brands Holdings, Inc. (Quality Home Brands), Series 2L Common Stock (5)(11)	N/A	N/A	Home and Office Furnishings and Durable Consumer Products	36,700	11,242	6,582
LVI Parent Corp., Common Stock (5)(11)	N/A	N/A	Environmental Services	14,981	16,097	34,020
Merx Aviation Finance Holdings II, LLC, Partnership Interest (5)(11)	N/A	N/A	Aviation	—	138,582	140,465

See notes to financial statements.

S-F-31

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2014

(in thousands)

INVESTMENTS IN CONTROLLED INVESTMENTS—28.4%(5)(17)	Interest Rate	Maturity Date	Industry	Shares	Cost	Fair Value (1)
Common Equity/Interests—11.6% (continued)
Playpower Holdings, Inc., Common Stock (5)(11)	N/A	N/A	Leisure	1,000	77,722	53,813

Total Common Equity/Interests					$245,940	$237,840

TOTAL EQUITY					$245,940	$237,840

Total Investments in Controlled Investments					$590,060	$582,147

Total Investments—169.5%(6)(7)					$3,458,752	$3,478,671

Liabilities in Excess of Other Assets—(69.5)%						$(1,427,061)

Net Assets—100.0%						$2,051,611

(1)	Fair value is determined in good faith by or under the direction of the Board of Directors of the Company (see note 2).

(2)	GS Prysmian Co-Invest L.P. and Fidji Luxco (BC) S.C.A. are EUR denominated investments.

(3)	The Company is the sole Limited Partner in GS Prysmian Co-Invest L.P.

(4)	Denotes investments in which we are an “Affiliated Person”, as defined in the 1940 Act, due to owning or holding the power to vote 5% or more of the outstanding voting securities of the investment but not controlling the company. Fair value as of March 31, 2013 and March 31, 2014 along with transactions during the fiscal year ended March 31, 2014 in these Affiliated investments are as follows:

Name of Issue	Fair Value at March 31, 2013	Gross Additions (Cost) •	Gross Reductions (Cost) ■	Change in Unrealized Gain (Loss)	Fair Value at March 31, 2014	Net Realized Gain (Loss)	Interest/ Dividend/ Other Income
Aventine Renewable Energy Holdings, Inc., 15.00% (12.00% Cash/3.00% PIK), 9/23/16	$3,866	$85	$(1,314)	$(232)	$2,405	$—	$607
Aventine Renewable Energy Holdings, Inc., 10.50% Cash or 15.00% PIK, 9/22/17	9,682	1,965	(1,581)	(1,182)	8,884	—	370
Aventine Renewable Energy Holdings, Inc., 25.00% PIK, 9/24/16	N/A	5,347	(1,578)	—	3,769	—	1,044
Aventine Renewable Energy Holdings, Inc., Common Stock	2,347	—	(3,996)	1,748	99	—	—
Aventine Renewable Energy Holdings, Inc., Common Stock Warrants	N/A	3,996	—	(3,422)	574	—	—
Golden Hill CLO I, LLC, Equity	N/A	1,631	—	(534)	1,097	—	—
Highbridge Loan Management 3-2014, Ltd., Class D Notes L+500, 1/18/25	N/A	4,638	—	42	4,680	—	49
Highbridge Loan Management 3-2014, Ltd., Class E Notes L+600, 1/18/25	N/A	2,264	—	50	2,314	—	29
Highbridge Loan Management 3-2014, Ltd., Subordinated Notes, 1/18/25	N/A	7,527	—	(249)	7,278	—	96
Highbridge Loan, Ltd., Preference Shares	6,174	6,655	(12,829)	—	—	—	1,876

See notes to financial statements.

S-F-32

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2014

(in thousands)

Name of Issue	Fair Value at March 31, 2013	Gross Additions (Cost) •	Gross Reductions (Cost) ■	Change in Unrealized Gain (Loss)	Fair Value at March 31, 2014	Net Realized Gain (Loss)	Interest/ Dividend/ Other Income
Jamestown CLO I LTD, Class C L+400, 11/5/24	1,109	3	(1,027)	(85)	—	71	30
Jamestown CLO I LTD, Class D L+550, 11/5/24	3,537	13	(3,386)	(164)	—	250	139
Jamestown CLO I LTD, Subordinated Notes, 11/5/24	13,568	—	(10,501)	761	3,828	1,757	1,473
Kirkwood Fund II LLC, Common Interest	43,144	—	(41,067)	(2,077)	—	—	5,923
MCF CLO I LLC, Class E Notes, L+575, 4/20/23	12,273	52	—	32	12,357	—	854
MCF CLO I LLC, Membership Interests	38,918	—	(1,359)	2,832	40,391	—	8,108
MCF CLO III LLC, Class E Notes L+445, 1/20/24	N/A	11,349	—	(24)	11,325	—	165
MCF CLO III LLC, Membership Interests, 1/20/24	N/A	39,183	—	(917)	38,266	—	1,166
Slater Mill Loan Fund LP, LP Certificates	6,951	—	(896)	1,306	7,361	—	1,088

	$141,569	$84,708	$(79,534)	$(2,115)	$144,628	$2,078	$23,017

•	Gross additions includes increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the accretion of discounts, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

¡	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the amortization of premiums, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

As of March 31, 2014, the Company has a 13%, 26%, 100%, 9%, 97%, 98%, and 26% equity ownership interest in Aventine Renewable Energy Holdings, Inc., Highbridge Loan Management, Ltd, Golden Hill CLO I, LLC, Jamestown CLO I LTD, MCF CLO I LLC, MCF CLO III LLC, and Slater Mill Loan Fund LP, respectively. Investments that the Company owns greater than 25% of the equity and are shown in “Non-Controlled/Affiliated” have governing documents that preclude the Company from controlling management of the entity and therefore the Company has determined that the entity is not a controlled affiliate.

(5)	Denotes investments in which we are deemed to exercise a controlling influence over the management or policies of a company, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the investment. Fair value as of March 31, 2013 and March 31, 2014 along with transactions during the fiscal year ended March 31, 2014 in these Controlled investments are as follows:

See notes to financial statements.

S-F-33

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2014

(in thousands)

Name of Issue	Fair Value at March 31, 2013	Gross Additions (Cost) •	Gross Reductions (Cost) ■	Change in Unrealized Gain (Loss)	Fair Value at March 31, 2014	Net Realized Gain (Loss)	Interest/ Dividend/ Other Income
AIC Credit Opportunity Fund, LLC Common Equity	$50,696	$20,387	$(68,489)	$(2,594)	$—	$(2,338)	$2,306
Generation Brands Holdings, Inc. (Quality Home Brands), Basic Common Stock	432	—	—	1,183	1,615	—	—
Generation Brands Holdings, Inc. (Quality Home Brands), Series H Common Stock	360	—	—	985	1,345	—	—
Generation Brands Holdings, Inc. (Quality Home Brands), Series 2L Common Stock	1,760	—	—	4,822	6,582	—	—
Grand Prix Holdings, LLC, Series A Preferred Interests, 12.00% PIK	N/A	N/A	N/A	N/A	N/A	99	—
LVI Parent Corp. (LVI Services, Inc.), 12.50%, 4/20/14	10,000	198	—	2	10,200	—	1,448
LVI Services, Inc., Common Stock	30,575	—	—	3,445	34,020	—	153
Merx Aviation Finance Holdings, LLC, 12.00%, 1/9/21	92,000	—	(92,000)	—	—	—	6,761
Merx Aviation Finance Holdings, LLC, 12.00%, 2/1/21	5,303	—	(5,303)	—	—	—	392
Merx Aviation Finance Holdings, LLC, 12.00%, 3/28/21	4,684	—	(4,684)	—	—	—	347
Merx Aviation Finance Holdings, LLC, 12.00%, 6/25/21	N/A	13,500	(13,500)	—	—	—	621
Merx Aviation Finance Holdings, LLC, 12.00%, 7/25/21	N/A	14,600	(14,600)	—	—	—	286
Merx Aviation Finance Holdings, LLC, 12.00%, 8/19/21	N/A	4,000	(4,000)	—	—	—	124
Merx Aviation Finance Holdings, LLC, 12.00%, 9/12/21	N/A	4,600	(4,600)	—	—	—	80
Merx Aviation Finance Holdings, LLC, 12.00%, 10/28/21	N/A	31,150	(31,150)	—	—	—	154
Merx Aviation Finance Holdings II, LLC, (Revolver) 12.00% Funded, 0.00% Unfunded, 10/31/18	N/A	282,334	—	—	282,334	—	9,205
Merx Aviation Finance Holdings II, LLC, Partnership Interest	33,820	107,120	(2,358)	1,883	140,465	—	—
Merx Aviation Finance Assets Ireland Limited, Letter of Credit, 2.25%, 9/30/14	—	—	—	—	—	—	—
Merx Aviation Finance Assets Ireland Limited, Letter of Credit, 2.25%, 9/30/14	—	—	—	—	—	—	—
Playpower Holdings, Inc., 14.00% PIK, 12/15/15	24,173	2,293	(27,577)	1,111	—	442	2,271
Playpower, Inc., 12.50% PIK, 12/31/15	18,458	1,713	(20,550)	379	—	870	1,686
Playpower Holdings, Inc., Series A Preferred, 14.00% PIK, 11/15/20	N/A	51,773	—	—	51,773	—	3,303
Playpower Holdings, Inc., Common Stock	38,157	—	—	15,656	53,813	—	—

	$310,418	$533,668	$(288,811)	$26,872	$582,147	$(927)	$29,137

•	Gross additions includes increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the accretions of discounts, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

See notes to financial statements.

S-F-34

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2014

(in thousands)

■	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the amortization of premiums, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

As of March 31, 2014, the Company has a 28%, 33%, 100%, and 100% equity ownership interest in Generation Brands Holdings, Inc., LVI Parent Corp., Merx Aviation Finance Holdings II, LLC, and Playpower Holdings, Inc., respectively.

(6)	Aggregate gross unrealized gain for federal income tax purposes is $124,819; aggregate gross unrealized loss for federal income tax purposes is $154,176. Net unrealized loss is $29,357 based on a tax cost of $3,508,028.

(7)	Substantially all securities are pledged as collateral to our multicurrency revolving credit facility (the “Facility”). As such these securities are not available as collateral to our general creditors.

(8)	The negative fair value is the result of the unfunded commitment/letter of credit being valued below par.

(9)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(10)	Denominated in USD unless otherwise noted, Euro (“€”), British Pound (“£”), and Canadian Dollar (“CAD”).

(11)	Non-income producing security.

(12)	Non-accrual status (see note 2).

(13)	The investment has a put option attached to it and the combined instrument has been recorded in its entirety at fair value as a hybrid instrument in accordance with ASC 815-15-25-4 with subsequent changes in fair value charged or credited to investment gains/losses for each period.

(14)	Denotes debt securities where the Company owns multiple tranches of the same broad asset type but whose security characteristics differ. Such differences may include level of subordination, call protection and pricing, and differing interest rate characteristics, among other factors. Such factors are usually considered in the determination of fair values.

(15)	Investments that the Company has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The status of these assets under the 1940 Act are subject to change. The Company monitors the status of these assets on an ongoing basis.

(16)	Denotes investments where the governing documents of the entity preclude the Company from controlling management of the entity and accordingly the Company has determined that the entity is not a controlled affiliate.

(17)	The percentage is calculated over net assets.

N/A	Not applicable.

See notes to financial statements.

S-F-35

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2014

Industry Classification	Percentage of Total Investments (at fair value) as of March 31, 2014
Business Services	14.6%
Aviation	12.2%
Oil and Gas	11.8%
Financial Services	7.4%
Healthcare	6.6%
Diversified Investment Vehicle	5.5%
Distribution	4.9%
Chemicals	4.2%
Diversified Service	3.7%
Insurance	3.5%
Leisure	3.1%
Environmental Services	2.5%
Transportation	2.1%
Mining	1.8%
Containers, Packaging, and Glass	1.6%
Telecommunications	1.5%
Energy	1.3%
Media	1.3%
Buildings and Real Estate	1.2%
Education	1.1%
Restaurants	1.0%
Diversified Natural Resources, Precious Metals and Minerals	1.0%
Hotels, Motels, Inns and Gaming	0.9%
Packaging	0.9%
Broadcasting & Entertainment	0.8%
Retail	0.7%
Cargo Transport	0.6%
Auto Sector	0.5%
Consumer Products	0.4%
Beverage, Food and Tobacco	0.3%
Home and Office Furnishings and Durable Consumer Products	0.3%
Aerospace and Defense	0.3%
Grocery	0.2%
Electronics	0.2%
Manufacturing	—%

Total Investments	100.0%

See notes to financial statements.

S-F-36

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited)

(in thousands except share and per share amounts)

Note 1. Organization

Apollo Investment Corporation (“Apollo Investment”, the “Company”, “AIC”, “we”, “us”, or “our”), a Maryland corporation incorporated on February 2, 2004, is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). In addition, for tax purposes we have elected to be treated as a regulated investment company (“RIC”), under the Internal Revenue Code of 1986, as amended (“the Code”). Our investment objective is to generate current income and capital appreciation. We invest primarily in various forms of debt investments, including secured and unsecured debt, loan investments, and/or equity in private middle-market companies. We may also invest in the securities of public companies and in structured products and other investments such as collateralized loan obligations and credit-linked notes (“CLOs” and “CLNs”, respectively). Our portfolio is comprised primarily of investments in debt, including secured and unsecured debt of private middle-market companies, that, in the case of senior secured loans, generally are not broadly syndicated and whose aggregate tranche size is typically less than $250 million. Our portfolio also includes equity interests such as common stock, preferred stock, warrants or options.

Apollo Investment commenced operations on April 8, 2004 when it received net proceeds of $870,000 from its initial public offering by selling 62 million shares of common stock at a price of $15.00 per share. Since then, and through December 31, 2014, we have raised approximately $2,210,099 in net proceeds from additional offerings of common stock.

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

Basis of Presentation and Use of Estimates

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) 946. In accordance with Regulation S-X, the Company generally will not consolidate its interest in any company other than in investment company subsidiaries and controlled operating companies substantially all of whose business consists of providing services to the Company. Consequently, the Company has not consolidated special purpose entities through which the special purpose entity acquires and holds investments subject to financing with third parties. As of December 31, 2014, the Company did not have any subsidiaries or controlled operating companies that were consolidated (see additional information within note 5).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported periods. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ materially.

Interim financial statements are prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 6 or 10 of

S-F-37

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

Regulation S-X, as appropriate. In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair statement of financial statements for the interim period, have been included. These financial statements should be read in conjunction with the audited financial statements and accompanying notes included in the Annual Report on Form 10-K for the year ended March 31, 2014. Certain amounts have been reclassified on the Statement of Operations. Included in $2,730 of interest income from non-controlled/affiliated investments for the nine months ended December 31, 2013 is $263 previously classified as interest income from controlled investments. Included in $15,528 of dividend income from non-controlled/affiliated investments for the nine months ended December 31, 2013 is $4,825 previously classified as dividend income from controlled investments.

Cash and Cash Equivalents

The Company defines cash equivalents as securities that are readily convertible into known amounts of cash and so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Generally, only securities with a maturity of three months or less from the date of purchase would qualify, with limited exceptions. The Company deems that certain U.S. Treasury bills, repurchase agreements and other high-quality, short-term debt securities would qualify as cash equivalents.

Fair Value Measurements

The Company follows guidance in ASC 820, Fair Value Measurement, where fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. Under procedures established by our board of directors, we value investments, including certain secured debt, unsecured debt, and other debt securities with maturities greater than 60 days, for which market quotations are readily available at such market quotations (unless they are deemed not to represent fair value). We attempt to obtain market quotations from at least two brokers or dealers (if available, otherwise from a principal market maker or a primary market dealer or other independent pricing service). We utilize mid-market pricing as a practical expedient for fair value unless a different point within the range is more representative. If and when market quotations are unavailable or are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Accordingly, such investments go through our multi-step valuation process as described below. In each case, our independent third party valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such investments. Debt investments with remaining maturities of 60

S-F-38

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

days or less may each be valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of our investment adviser, does not represent fair value. In this case, such investments shall be valued at fair value as determined in good faith by or under the direction of our board of directors, using market quotations where available. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors. Such determination of fair values may involve subjective judgments and estimates.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a multi-step valuation process each quarter, as described below:

(1)	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our investment adviser who is responsible for the portfolio investment;

(2)	preliminary valuation conclusions are then documented and discussed with senior management of our investment adviser;

(3)	independent valuation firms are engaged by our board of directors to conduct independent appraisals by reviewing our investment adviser’s preliminary valuations and then making their own independent assessment;

(4)	the audit committee of the board of directors reviews the preliminary valuation of our investment adviser and the valuation prepared by the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments; and

(5)	the board of directors discusses valuations and determines in good faith the fair value of each investment in our portfolio based on the input of our investment adviser, the applicable independent valuation firm, third party pricing services, and the audit committee.

Investments in all asset classes are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, seniority of investment in the investee company’s capital structure, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity), and enterprise values, among other factors. When readily available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process. As of December 31, 2014, there has been no change to the Company’s valuation techniques and related inputs considered in the valuation process.

S-F-39

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1:	Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

Level 2:	Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3:	Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. The level assigned to the investment valuations may not be indicative of the risk or liquidity associated with investing in such investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may differ materially from the value that would be received upon an actual sale of such investments.

Realized Gains and Losses

Security transactions are accounted for on the trade date. Realized gains or losses on investments are calculated by using the specific identification method. Securities that have been called by the issuer are recorded at the call price on the call effective date.

Investment Income Recognition

The Company records interest and dividend income, adjusted for amortization of premium and accretion of discount, on an accrual basis. Some of our loans and other investments, including certain preferred equity investments, may have contractual payment-in-kind (“PIK”) interest or dividends. PIK interest and dividends computed at the contractual rate are accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, the Company capitalizes the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. At the point the Company believes PIK is not expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are reversed from the related receivable through interest or dividend income, respectively. The Company does not reverse previously capitalized PIK interest or dividends. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status if the Company believes that PIK is expected to be realized.

Investments that are expected to pay regularly scheduled interest and/or dividends in cash are generally placed on non-accrual status when principal or interest/dividend cash payments are past due

S-F-40

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

30 days or more and/or when it is no longer probable that principal or interest/dividend cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest or dividends are paid in cash, and in management’s judgment, are likely to continue timely payment of their remaining interest or dividend obligations. Interest or dividend cash payments received on non-accrual designated investments may be recognized as income or applied to principal depending upon management’s judgment.

Loan origination fees, original issue discount, and market discounts are capitalized and amortized into income using the interest method or straight-line, as applicable. Upon the prepayment of a loan, any unamortized loan origination fees are recorded as interest income. We record prepayment premiums on loans and other investments as interest income when we receive such amounts. Other income generally includes amendment fees, bridge fees, and structuring fees, which are recorded when earned.

The Company records as interest or dividend income the accretable yield from its beneficial interests in structured products such as CLOs based upon a number of cash flow assumptions that are subject to uncertainties and contingencies. Such assumptions include the rate and timing of principal and interest receipts (which may be subject to prepayments and defaults) of the underlying pools of assets. These assumptions are updated on at least a quarterly basis to reflect changes related to a particular security, actual historical data, and market changes. A structured product investment typically has an underlying pool of assets. Payments on structured product investments are payable solely from the cash flows from such assets. As such, any unforeseen event in these underlying pools of assets might impact the expected recovery of principal and future accrual of income.

Expenses

Expenses include management fees, performance-based incentive fees, insurance expenses, administrative service fees, legal fees, directors’ fees, audit and tax service expenses, and other general and administrative expenses. Expenses are recognized on an accrual basis.

Dividends to Common Stockholders

Dividends and distributions to common stockholders are recorded as of the record date. The amount to be paid out as a dividend is determined by the board of directors each quarter. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

Income Taxes

The Company complies with the applicable provisions of the Code pertaining to regulated investment companies that make distributions of taxable income sufficient to relieve it of substantially all Federal income taxes. The Company, at its discretion, may carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. The Company will accrue excise tax on estimated excess taxable income, if any, as required.

Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified among the Company’s capital accounts. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP.

S-F-41

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

Foreign Currency

The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. The company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. The Company’s investments in foreign securities may involve certain risks, including without limitation: foreign exchange restrictions, expropriation, taxation or other political, social or economic risks, all of which could affect the market and/or credit risk of the investment. In addition, changes in the relationship of foreign currencies to the U.S. dollar can significantly affect the value of these investments and therefore the earnings of the Company.

Equity Offering Expenses

The Company records expenses related to shelf filings and applicable offering costs as deferred financing costs in the Statement of Assets and Liabilities. To the extent such expenses relate to equity offerings, these expenses are charged as a reduction of capital upon utilization, in accordance with ASC 946-20-25.

Debt Issuance Costs

The Company records origination and other expenses related to its debt obligations as deferred financing costs in the Statement of Assets and Liabilities. These expenses are deferred and amortized using the straight-line method over the stated life of the obligation, which approximates the effective yield method.

Derivative Instruments

The Company may make investments in derivative instruments. The derivative instruments are fair valued with changes to the fair value reflected in net unrealized gain/loss during the reporting period and recorded within realized gain/loss upon exit and settlement of the contract. The accrual of periodic interest settlements is recorded in net unrealized gain/loss and subsequently recorded as net realized gain or loss on the interest settlement date.

The Company may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are fair valued by recognizing the difference between the contract exchange rate and the current market rate as unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

Recent Accounting Pronouncements

In June 2013, the FASB issued guidance to change the assessment of whether an entity is an investment company by developing a new two-tiered approach that requires an entity to possess certain fundamental characteristics while allowing judgment in assessing certain typical characteristics. The fundamental characteristics that an investment company is required to have include the following: (1) it obtains funds from one or more investors and provides the investor(s) with investment

S-F-42

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

management services; (2) it commits to its investor(s) that its business purpose and only substantive activities are investing the funds solely for returns from capital appreciation, investment income or both; and (3) it does not obtain returns or benefits from an investee or its affiliates that are not normally attributable to ownership interests. The typical characteristics of an investment company that an entity should consider before concluding whether it is an investment company include the following: (1) it has more than one investment; (2) it has more than one investor; (3) it has investors that are not related parties of the parent or the investment manager; (4) it has ownership interests in the form of equity or partnership interests; and (5) it manages substantially all of its investments on a fair value basis. The new approach requires an entity to assess all of the characteristics of an investment company and consider its purpose and design to determine whether it is an investment company. The guidance includes disclosure requirements about an entity’s status as an investment company and financial support provided or contractually required to be provided by an investment company to its investees. The guidance is effective for interim and annual reporting periods in fiscal years beginning after December 15, 2013. This guidance did not have a material impact on the Company’s financial statements.

In May 2014, the FASB issued guidance to establish a comprehensive and converged standard on revenue recognition to enable financial statement users to better understand and consistently analyze an entity’s revenue across industries, transactions, and geographies. The core principle of the new guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, an entity should apply the following steps: (1) identify the contract(s) with a customer, (2) identify the performance obligations in the contract, (3) determine the transaction price, (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance also specifies the accounting for certain costs to obtain or fulfill a contract with a customer. The new guidance requires improved disclosures to help users of financial statements better understand the nature, amount, timing, and uncertainty of revenue that is recognized. Qualitative and quantitative information is required to be disclosed about: (1) contracts with customers, (2) significant judgments and changes in judgments, and (3) assets recognized from costs to obtain or fulfill a contract. The new guidance will apply to all entities. The guidance is effective for interim and annual reporting periods in fiscal years beginning after December 15, 2016. Early application is not permitted. The Company is in the process of evaluating the impact that this guidance will have on its financial statements.

Note 3. Agreements

The Company has an Investment Advisory and Management Agreement (the “Investment Advisory Agreement”) with Apollo Investment Management, L.P. (the “Investment Adviser” or “AIM”), under which the Investment Adviser, subject to the overall supervision of our board of directors, manages the day-to-day operations of, and provides investment advisory services to the Company. For providing these services, the Investment Adviser receives a fee from the Company, consisting of two components — a base management fee and a performance-based incentive fee. The base management fee is determined by taking the average value of our gross assets, net of the average of any payable for cash equivalents at the end of the two most recently completed calendar quarters, calculated at an annual rate of 2.00%. The incentive fee has two parts, as follows: one part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for

S-F-43

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, any expenses payable under an administration agreement (the “Administration Agreement”) between the Company and Apollo Investment Administration, LLC (the “Administrator”), and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include any realized capital gains computed net of all realized capital losses and unrealized capital depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the rate of 1.75% per quarter (7% annualized). For the period between April 2, 2012 and March 31, 2015, AIM has agreed to voluntarily waive the management and incentive fees on the common shares issued on April 2, 2012 and May 20, 2013.

The Investment Adviser has also entered into an investment sub-advisory agreement with CION Investment Corporation (“CION”) (the “Sub-Advisory Agreement”) under which AIM receives management and incentive fees from CION in connection with the investment advisory services provided. For the period between April 1, 2014 and March 31, 2015, the Investment Adviser has agreed to waive all base management fees receivable under the Investment Advisory Agreement with the Company in the amount equal to the amount actually received by AIM from CION, less the fully allocated incremental expenses accrued by AIM.

The Company pays the Investment Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed 1.75%, which we commonly refer to as the performance threshold; (2) 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds 1.75% but does not exceed 2.1875% in any calendar quarter; and (3) 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are appropriately prorated for any period of less than three months. The effect of the fee calculation described above is that if pre-incentive fee net investment income is equal to or exceeds 2.1875%, the Investment Adviser will receive a fee of 20% of our pre-incentive fee net investment income for the quarter.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and will equal 20% of our cumulative realized capital gains less cumulative realized capital losses, unrealized capital loss (unrealized loss on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the Investment Adviser. For accounting purposes only, we are required under GAAP to accrue a theoretical capital gains incentive fee based upon net realized capital gains and unrealized capital gain and loss on investments held at the end of each period.

The accrual of this theoretical capital gains incentive fee assumes all unrealized capital gain and loss is realized in order to reflect a theoretical capital gains incentive fee that would be payable to the Investment Adviser at each measurement date. There was no accrual for the nine months ended December 31, 2014 and 2013. It should be noted that a fee so calculated and accrued would not be

S-F-44

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

payable under the Investment Advisers Act of 1940 (“Advisers Act”) or the Investment Advisory Agreement and would not be paid based upon such computation of capital gains incentive fees in subsequent periods. Amounts actually paid to the Investment Adviser will be consistent with the Advisers Act and formula reflected in the Investment Advisory Agreement, which specifically excludes consideration of unrealized capital gain.

For the time period between April 1, 2013 and March 31, 2015, AIM has agreed to be paid the portion of the performance-based incentive fee that is attributable to deferred interest, such as PIK, when the Company receives such interest in cash. The accrual of incentive fees shall be reversed if such interest is reversed in connection with any write off or similar treatment of the investment. Upon payment of the deferred incentive fee, AIM will also receive interest on the deferred interest at an annual rate of 3.25% for the period between the date in which the incentive fee is earned and the date of payment.

For the three and nine months ended December 31, 2014, the Company recognized $18,755 and $55,744, respectively, of base management fees and $13,215 and $41,075, respectively, of performance-based incentive fees. For the three and nine months ended December 31, 2013, the Company recognized $15,932 and $46,044, respectively, of base management fees and $11,469 and $35,464, respectively, of performance-based incentive fees. For the three and nine months ended December 31, 2014, total management fees waived were $2,194 and $7,143, respectively. For the three and nine months ended December 31, 2013, total management fees waived were $1,963 and $4,930, respectively. For the three and nine months ended December 31, 2014, total incentive fees waived were $1,546 and $4,791, respectively. For the three and nine months ended December 31, 2013, total incentive fees waived were $1,412 and $3,745, respectively.

The amount of the deferred incentive fees for the three and nine months ended December 31, 2014 is $1,796 and $4,266, respectively. The amount of the deferred incentive fees for the three and nine months ended December 31, 2013 is $1,469 and $3,098, respectively. The cumulative incentive fee on PIK income included in management and performance-based incentive fee payable line of the Statement of Assets and Liabilities at December 31, 2014 and March 31, 2014 is $11,074 and $6,936, respectively.

The Company has also entered into an Administration Agreement with the Administrator under which the Administrator provides administrative services for the Company. For providing these services, facilities and personnel, the Company reimburses the Administrator for the allocable portion of overhead and other expenses incurred and requested to be reimbursed by the Administrator in performing its obligations under the Administration Agreement. These expenses include rent and the Company’s allocable portion of its chief financial officer, chief compliance officer, and their respective staffs. The Administrator will also provide, on our behalf, managerial assistance to those portfolio companies to which the Company is required to provide such assistance. For the three and nine months ended December 31, 2014, the Company recognized expenses under the Administration Agreement of $1,863 and $4,821, respectively. For the three and nine months ended December 31, 2013, the Company recognized expenses under the Administration Agreement of $1,410 and $3,616, respectively.

Merx Aviation Finance, LLC (“Merx”), a wholly-owned portfolio company of the Company, has also entered into an administration agreement (“Merx Administration Agreement”) with the Administrator under which the Administrator provides administrative services to Merx for an annual fee

S-F-45

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

of $150. The fee received from Merx by the Company is included in expense reimbursements in the Statement of Operations. For the three and nine months ended December 31, 2014, the Company recognized expense reimbursements of $37 and $112, respectively, under the Merx Administration Agreement. For the three and nine months ended December 31, 2013, the Company did not recognize any expense reimbursements under the Merx Administration Agreement.

The Company has also entered into an expense reimbursement agreement with Merx Aviation Finance Assets Ireland Limited, a subsidiary of Merx that will reimburse the Company for reasonable out-of-pocket expenses incurred, including any interest, fees or other amounts incurred by the Company in connection with letters of credit issued on its behalf. For the three and nine months ended December 31, 2014, the Company recognized expenses that were reimbursed under the expense reimbursement agreement of $21 and $62 respectively. For the three and nine months ended December 31, 2013, the Company recognized expenses that were reimbursed under the expense reimbursement agreement of $21 and $29 respectively.

Note 4. Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per share, pursuant to ASC 260-10, for the three and nine months ended December 31, 2014 and December 31, 2013, respectively:

	Three Months Ended December 31,		Nine Months Ended December 31,
	2014	2013	2014	2013
Earnings (loss) per share—basic
Numerator for increase (decrease) in net assets per share:	$(19,452)	$105,738	$87,152	$200,967
Denominator for basic weighted average shares:	236,741,351	224,741,351	236,741,351	220,848,078
Basic earnings (loss) per share:	$(0.09)	$0.47	$0.36	$0.90
Earnings (loss) per share—diluted (1)
Numerator for increase (decrease) in net assets per share:	$(19,452)	$105,738	$87,152	$200,967
Adjustment for interest on convertible notes and for incentive fees, net:	2,539	2,548	7,608	7,651

Numerator for increase (decrease) in net assets per share, as adjusted:	$(16,913)	$108,286	$94,760	$208,618
Denominator for weighted average shares, as adjusted for dilutive effect of convertible notes:	251,289,451	239,289,451	251,289,451	235,396,178
Diluted earnings (loss) per share (1)(2):	$(0.09)	$0.45	$0.36	$0.88

(1)	In applying the if-converted method, conversion is not assumed for purposes of computing diluted EPS if the effect would be anti-dilutive. For the three and nine months ended December 31, 2014, anti-dilution would total $0.01 and $0.01, respectively. For the three and nine months ended December 31, 2013, there was no anti-dilution.
(2)	Represents rounded numbers.

S-F-46

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

Note 5. Investments

AIC Credit Opportunity Fund LLC —

We owned all of the common member interests in AIC Credit Opportunity Fund LLC (“AIC Holdco”). AIC Holdco was formed for the purpose of holding various financed investments. AIC Holdco wholly owned three special purpose entities, each of which in 2008 acquired directly or indirectly an investment in a particular security from an unaffiliated entity that provided leverage for the investment as part of the sale. As of March 31, 2014, the three special purpose entities along with AIC Holdco were dissolved. Each of these transactions is described in more detail below together with summary financial statements.

In June 2008 we invested through AIC Holdco $39,500 in AIC (FDC) Holdings LLC (“Apollo FDC”). Apollo FDC used the proceeds to purchase a Junior Profit-Participating Note due 2013 in principal amount of $39,500 (the “Junior Note”) issued by Apollo I Trust (the “Trust”). The Trust also issued a Senior Floating Rate Note due 2013 (the “Senior Note”) to an unaffiliated third party in principal amount of $39,500 paying interest at the London Interbank Offered Rate (“LIBOR”) plus 1.50%, increasing over time to LIBOR plus 2.0%. The Trust used the aggregate $79,000 proceeds to acquire $100,000 face value of a senior subordinated loan of First Data Corporation (the “FDC Loan”) due 2016. The FDC Loan pays interest at 11.25% per year. The Junior Note of the Trust owned by Apollo FDC pays to Apollo FDC all of the interest and other proceeds received by the Trust on the FDC Loan after satisfying the Trust’s obligations on the Senior Note. The holder of the Senior Note has no recourse to Apollo FDC, AIC Holdco or us with respect to any interest on, or principal of, the Senior Note. However, if the value of the FDC Loan held by the Trust declines sufficiently, the investment would be unwound unless Apollo FDC posts additional collateral for the benefit of the Senior Note. During the quarter ended June 30, 2013, we unwound the transaction by investing $20,386 into the Trust which then repaid the Senior Note. Subsequent to the repayment of the Senior Note, $10,993 of face value of the FDC Loan was prepaid by First Data Corporation resulting in a distribution of $11,556 to the Company. The remaining FDC Loan, which consisted of $41,862 of face value, was transferred to the Company at an accreted cost of $38,728 with a fair value of $40,397 on the transfer date and the Trust was closed.

S-F-47

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

In the second of these investments, in June 2008 we invested through AIC Holdco $11,375 in AIC (TXU) Holdings LLC (“Apollo TXU”). Apollo TXU acquired exposure to $50,000 notional amount of a LIBOR plus 3.5% senior secured delayed draw term loan of Texas Competitive Electric Holdings (“TXU”) due 2014 through a non-recourse total return swap (the “TRS”) with an unaffiliated third party expiring on October 10, 2013. Pursuant to such delayed draw term loan, Apollo TXU pays an unaffiliated third-party interest at LIBOR plus 1.5% and generally receives all proceeds due under the delayed draw term loan of TXU (the “TXU Term Loan”). Like Apollo FDC, Apollo TXU is entitled to 100% of any realized appreciation in the TXU Term Loan and, since the TRS is a non-recourse arrangement, Apollo TXU is exposed only up to the amount of its investment in the TRS, plus any additional margin we decide to post, if any, during the term of the financing. The TRS does not constitute a senior security or a borrowing of Apollo TXU. In connection with the amendment and extension of the TXU Term Loan in April 2011, for which Apollo TXU received a consent fee along with an increase in the rate of the TXU Term Loan to LIBOR plus 4.5%, Apollo TXU extended its TRS to 2016 at a rate of LIBOR plus 2.0%. During the year ended March 31, 2014, Apollo TXU terminated the entire TRS resulting in a realized loss of $10,314. The excess collateral posted was returned to Apollo TXU.

In the third of these investments, in September 2008 we invested through AIC Holdco $10,022 in AIC (Boots) Holdings, LLC (“Apollo Boots”). Apollo Boots acquired €23,383 and £12,465 principal amount of senior term loans of AB Acquisitions Topco 2 Limited, a holding company for the Alliance Boots group of companies (the “Boots Term Loans”), out of the proceeds of our investment and a multicurrency $40,876 equivalent non-recourse loan to Apollo Boots (the “Acquisition Loan”) by an unaffiliated third party that was scheduled to mature in September 2013 and paid interest at LIBOR plus 1.25% or, in certain cases, the higher of the Federal Funds Rate plus 0.50% or the lender’s prime-rate. The Boots Term Loans paid interest at the rate of LIBOR plus 3% per year and are scheduled to mature in June 2015. During the fiscal year ended March 31, 2013, Apollo Boots sold the entire position of the Boots Term Loans in the amount of €23,383 and £12,465 of principal.

We do not consolidate AIC Holdco or its wholly owned subsidiaries. Our investment in AIC Holdco was valued in accordance with our normal valuation procedures and was based on the values of the underlying assets held by each special purpose entities net of associated liabilities.

As of December 31, 2014 and March 31, 2014, the consolidated AIC Holdco had no outstanding assets and liabilities. Below is summarized financial information for AIC Holdco for the nine months ended December 31, 2013. There was no operating activity during the nine months ended December 31, 2014.

S-F-48

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

Nine Months Ended December 31, 2013
Net Operating Income
Apollo FDC(1)	$1,559
Apollo TXU(1)	692
Apollo Boots(1)	8
Other	4

Total Operating Income	$2,263

Net Realized Gain (Loss)
Apollo FDC	$9,634
Apollo TXU	(10,314)

Total Net Realized Loss	$(680)

Net Change in Unrealized Loss
Apollo FDC	$(11,509)
Apollo TXU	8,936

Total Net Change in Unrealized Loss	$(2,573)

Net Income (Loss)(2)
Apollo FDC	$(316)
Apollo TXU	(686)
Apollo Boots	8
Other	4

Net Loss	$(990)

(1)	In the case of Apollo FDC, net operating income consists of interest income on the Junior Note less interest paid on the senior note together with immaterial administrative expenses. In the case of Apollo TXU, net operating income consists of net payments from the swap counterparty of Apollo TXU’s obligation to pay interest and its right to receive the proceeds in respect of the reference asset, together with immaterial administrative expenses. In the case of AIC Boots, net operating income consists of interest income on the Boots Term Loans, less interest payments on the Acquisition Loan together with immaterial administrative expenses. There are no management or incentive fees.

(2)	Net income is the sum of operating income, realized gain (loss) and net change in unrealized gain (loss).

S-F-49

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

Merx Aviation Finance, LLC (formerly Merx Aviation Finance Holdings II, LLC)—

Merx Aviation Finance, LLC. and its subsidiaries (“Merx Aviation”) are principally engaged in acquiring and leasing commercial aircraft to airlines. Its focus is on current generation aircraft, held either domestically or internationally. Merx Aviation may acquire fleets of aircraft through securitized, non-recourse debt or individual aircraft. Merx Aviation is not intended to compete with the numerous large lessors but rather to be complementary to them, providing them capital for various transactions. Merx Aviation also may outsource its aircraft servicing requirements to the large lessors that have the global staff necessary to complete such tasks.

Merx Aviation is considered a significant majority owned subsidiary under SEC Regulation S-X Rule 10-01(b)(1) for the nine months ended December 31, 2014 and under Regulation S-X Rule 4-08(g) for the fiscal year ended March 31, 2014. Based on the S-X 10-01(b)(1) requirements, the summarized consolidated financial information of Merx Aviation is shown below:

	Nine Months Ended December 31, 2014 (unaudited)	Nine Months Ended December 31, 2013 (unaudited)
Net revenue	$42,759	$19,002
Gross profit	$37,708	$15,282
Earnings before taxes	$3,555	$(184)
Net profit (loss)	$3,553	$(188)

Playpower Holdings Inc.—

Playpower Holdings, Inc. and subsidiaries (“Playpower”) are principally engaged in manufacturing a wide range of recreational products including traditional playground equipment, contained playground equipment, polyethylene docks and park amenities.

Playpower is considered a significant majority owned subsidiary under SEC Regulation S-X Rule 10-01(b)(1) for the nine months ended December 31, 2014. Based on the S-X Rule 10-01(b) (1) requirements, the summarized consolidated income statement information of Playpower is shown below:

	Nine Months Ended December 31, 2014 (unaudited)	Nine Months Ended December 31, 2013 (unaudited)
Net sales	$239,364	$186,673
Gross profit	$80,743	$63,658
Earnings before taxes	$9,264	$2,287
Net profit (loss)	$5,363	$99

S-F-50

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

Fair Value Measurement and Disclosures

At December 31, 2014, our investments, measured at fair value, were categorized as follows in the fair value hierarchy for ASC 820 purposes:

			Fair Value Measurement at Reporting Date Using:
Description	Cost	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Secured Debt	$2,184,812	$2,131,166	$—	$526,310	$1,604,856
Unsecured Debt	567,831	525,368	—	135,768	389,600
Structured Products and Other	339,045	356,195	—	—	356,195
Preferred Equity	159,555	137,429	—	—	137,429
Common Equity/Interests	333,313	357,488	—	81	357,407
Warrants	5,016	6,369	—	—	6,369

Total Investments	$3,589,572	$3,514,015	$—	$662,159	$2,851,856

At March 31, 2014, our investments that were measured at fair value were categorized as follows in the fair value hierarchy for ASC 820 purposes:

			Fair Value Measurement at Reporting Date Using:
Description	Cost	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Secured Debt	$1,919,871	$1,949,107	$—	$1,013,424	$935,683
Unsecured Debt	912,453	941,728	—	526,649	415,079
Structured Products and Other	204,864	208,901	—	—	208,901
Preferred Equity	115,020	93,062	—	—	93,062
Common Equity/Interests	297,532	274,699	—	—	274,699
Warrants	9,012	11,174	—	—	11,174

Total Investments	$3,458,752	$3,478,671	$—	$1,540,073	$1,938,598

S-F-51

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

The following chart shows the components of change in our investments categorized as Level 3, for the three months ended December 31, 2014:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)*
	Secured Debt (2)	Unsecured Debt	Structured Products and Other	Preferred Equity	Common Equity/ Interests	Warrants	Total
Beginning Balance, September 30, 2014	$1,364,528	$377,621	$317,378	$108,678	$307,300	$10,771	$2,486,276
Total realized gains (losses) included in earnings	126	(367)	(168)	—	5,349	—	4,940
Total change in unrealized gain (loss) included in earnings	(13,052)	(5,554)	5,495	(2,895)	13,639	(4,402)	(6,769)
Net amortization on investments	2,238	159	125	—	—	—	2,522
Purchases, including capitalized PIK (3)	316,556	54,246	41,573	32,815	42,909	—	488,099
Sales (3)	(260,960)	(40,281)	(8,208)	(1,169)	(11,790)	—	(322,408)
Transfers out of Level 3 (1)	(7,499)	—	—	—	—	—	(7,499)
Transfers into Level 3 (1)	202,919	3,776	—	—	—	—	206,695

Ending Balance, December 31, 2014	$1,604,856	$389,600	$356,195	$137,429	$357,407	$6,369	$2,851,856

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gain (loss) relating to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gain (loss) on investments in our Statement of Operations.	$(13,050)	$(10,306)	$5,425	$(2,895)	$18,643	$(4,402)	$(6,585)

(1)	Transfers out of Level 3 are due to an increase in the availability of qualified observable inputs and transfers into Level 3 are due to a decrease in the availability of qualified observable inputs as assessed by the Adviser. Transfers are assumed to have occurred at the end of the period. There were no transfers between Level 1 and Level 2 fair value measurements during the period shown.

(2)	Includes unfunded revolver obligations and letters of credit measured at fair value of $(5,404).

(3)	Includes reorganizations and restructurings.

*	Pursuant to fair value measurement and disclosure guidance, the Company currently categorizes investments by class as shown above.

S-F-52

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

The following chart shows the components of change in our investments categorized as Level 3, for the nine months ended December 31, 2014:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)*
	Secured Debt (2)	Unsecured Debt	Structured Products and Other	Preferred Equity	Common Equity/ Interests	Warrants	Total
Beginning Balance, March 31, 2014	$935,683	$415,079	$208,901	$93,062	$274,699	$11,174	$1,938,598
Total realized gains (losses) included in earnings	622	(2,119)	(276)	—	(5,819)	9,713	2,121
Total change in unrealized gain (loss) included in earnings	(8,670)	(9,580)	13,113	(167)	46,926	(809)	40,813
Net amortization on investments	3,862	663	239	—	—	—	4,764
Purchases, including capitalized PIK (3)	855,185	65,049	168,265	45,703	57,097	—	1,191,299
Sales (3)	(366,133)	(102,038)	(34,047)	(1,169)	(15,496)	(13,709)	(532,592)
Transfers out of Level 3 (1)	—	—	—	—	—	—	—
Transfers into Level 3 (1)	184,307	22,546	—	—	—	—	206,853

Ending Balance, December 31, 2014	$1,604,856	$389,600	$356,195	$137,429	$357,407	$6,369	$2,851,856

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gain (loss) relating to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gain (loss) on investments in our Statement of Operations.	$(10,698)	$(15,589)	$14,810	$(167)	$53,662	$(4,231)	$37,787

(1)	Transfers out of Level 3 are due to an increase in the availability of qualified observable inputs and transfers into Level 3 are due to a decrease in the availability of qualified observable inputs as assessed by the Adviser. Transfers are assumed to have occurred at the end of the period. There were no transfers between Level 1 and Level 2 fair value measurements during the period shown.

(2)	Includes unfunded revolver obligations and letters of credit measured at fair value of $(5,404).

(3)	Includes reorganizations and restructurings.

*	Pursuant to fair value measurement and disclosure guidance, the Company currently categorizes investments by class as shown above.

S-F-53

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

The following chart shows the components of change in our investments categorized as Level 3, for the three months ended December 31, 2013:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)*
	Secured Debt (2)	Unsecured Debt	Structured Products and Other	Preferred Equity	Common Equity/ Interests	Warrants	Total
Beginning Balance, September 30, 2013	$619,374	$377,020	$180,453	$13,151	$212,755	$13,723	$1,416,476
Total realized gains (losses) included in earnings	(5,414)	1,279	321	99	10,542	—	6,827
Total change in unrealized gain (loss) included in earnings	8,191	2,881	5,437	4,506	(10,033)	101	11,083
Net amortization on investments	316	295	90	—	—	—	701
Purchases, including capitalized PIK	195,478	12,514	71,887	71,780	511	76	352,246
Sales	(112,014)	(49,407)	(26,928)	(98)	(15,928)	—	(204,375)
Transfers out of Level 3 (1)	(161,833)	—	—	—	—	—	(161,833)
Transfers into Level 3 (1)	170,186	—	—	—	—	—	170,186

Ending Balance, December 31, 2013	$714,284	$344,582	$231,260	$89,438	$197,847	$13,900	$1,591,311

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gain (loss) relating to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gain (loss) on investments in our Statement of Operations	$2,504	$4,454	$4,821	$4,505	$604	$101	$16,989

(1)	Transfers out of Level 3 are due to an increase in the availability of qualified observable inputs and transfers into Level 3 are due to a decrease in the availability of qualified observable inputs as assessed by the Adviser. Transfers are assumed to have occurred at the end of the period. There were no transfers between Level 1 and Level 2 fair value measurements during the period shown.

(2)	Includes unfunded revolver obligations and letters of credit measured at fair value of $(8,096).

*	Pursuant to fair value measurement and disclosure guidance, the Company currently categorizes investments by class as shown above.

S-F-54

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

The following chart shows the components of change in our investments categorized as Level 3, for the nine months ended December 31, 2013:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)*
	Secured Debt (2)	Unsecured Debt	Structured Products and Other	Preferred Equity	Common Equity/ Interests	Warrants	Total
Beginning Balance, March 31, 2013	$640,809	$631,047	$185,995	$11,550	$162,580	$9,273	$1,641,254
Total realized gains (losses) included in earnings	(27,698)	(41,941)	(4,461)	98	10,542	—	(63,460)
Total change in unrealized gain (loss) included in earnings	34,002	40,818	2,166	5,910	10,299	(1,677)	91,518
Net amortization on investments	486	1,338	238	—	—	—	2,062
Purchases, including capitalized PIK	543,419	93,077	171,169	71,978	36,738	6,304	922,685
Sales	(377,466)	(241,418)	(95,611)	(98)	(22,312)	—	(736,905)
Transfers out of Level 3 (1)	(337,985)	(138,339)	(38,728)	—	—	—	(515,052)
Transfers into Level 3 (1)	238,717	—	10,492	—	—	—	249,209

Ending Balance, December 31, 2013	$714,284	$344,582	$231,260	$89,438	$197,847	$13,900	$1,591,311

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gain (loss) relating to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gain (loss) on investments in our Statement of Operations	$2,810	$5,958	$6,750	$5,909	$19,055	$(1,677)	$38,805

(1)	Transfers out of Level 3 are due to an increase in the availability of qualified observable inputs and transfers into Level 3 are due to a decrease in the availability of qualified observable inputs as assessed by the Adviser. Transfers are assumed to have occurred at the end of the period. There were no transfers between Level 1 and Level 2 fair value measurements during the period shown.

(2)	Includes unfunded revolver obligations and letters of credit measured at fair value of $(8,096).

*	Pursuant to fair value measurement and disclosure guidance, the Company currently categorizes investments by class as shown above.

S-F-55

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

The following tables summarize the significant unobservable inputs the Company used to value the majority of its investments categorized within Level 3 as of December 31, 2014 and March 31, 2014. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The below table is not intended to be all-inclusive, but rather provides information on the significant unobservable inputs as they relate to the Company’s determination of fair values.

	Fair Value as of December 31, 2014	Quantitative Information about Level 3 Fair Value Measurements
		Valuation Techniques/ Methodologies	Unobservable Input	Range		Weighted Average
Secured Debt	761,154	Yield Analysis	Discount Rate	9.4%	19.4%	12.6%
	334,084	Discounted Cash Flow	Discount Rate	12.0%	12.0%	12.0%
	1,000	Recent Transaction	Recent Transaction	N/A	N/A	N/A
	508,618	Broker Quoted	Broker Quote	N/A	N/A	N/A

Unsecured Debt	366,986	Yield Analysis	Discount Rate	10.1%	18.0%	10.7%
	22,614	Broker Quoted	Broker Quote	N/A	N/A	N/A

Structured Products and Other	35,533	Yield Analysis	Discount Rate	11.2%	15.0%	11.5%
	303,047	Discounted Cash Flow	Discount Rate	4.0%	14.0%	12.2%
	17,615	Broker Quoted	Broker Quote	N/A	N/A	N/A

Preferred Equity	23,518	Yield Analysis	Discount Rate	11.0%	11.0%	11.0%
	74,108	Market Comparable Approach	Comparable Multiple	2.2x	12.1x	7.7x
	9,364	Discounted Cash Flow	Discount Rate	19.0%	19.0%	19.0%
	30,439	Option Pricing Model	Expected Volatility	71.6%	71.6%	71.6%

Common Equity/Interests	170,289	Discounted Cash Flow	Discount Rate	12.8%	30.0%	12.9%
	6,063	Other	Illiquidity/Restrictive discount	7.0%	7.0%	7.0%
	148,056	Market Comparable Approach	Comparable Multiple	2.2x	12.1x	8.3x
	33,000	Recent Transaction	Recent Transaction	N/A	N/A	N/A

Warrants	4,450	Recent Transaction	Recent Transaction	N/A	N/A	N/A
	365	Other	Illiquidity/Restrictive discount	20.0%	20.0%	20.0%
	1,553	Market Comparable Approach	Comparable Multiple	5.3x	14.1x	13.8x

Total	$2,851,856

N/A – Not applicable

S-F-56

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

	Fair Value as of March 31, 2014	Quantitative Information about Level 3 Fair Value Measurements
		Valuation Techniques/ Methodologies	Unobservable Input	Range		Weighted Average
Secured Debt	$714,999	Yield Analysis	Discount Rate	8.2%	27.3%	13.2%
	26,370	Recent Transactions	Recent Transactions	N/A	N/A	N/A
	194,313	Broker Quoted	Broker Quote	N/A	N/A	N/A

Unsecured Debt	395,630	Yield Analysis	Discount Rate	9.3%	45.0%	11.7%
	19,450	Broker Quoted	Broker Quote	N/A	N/A	N/A

Structured Products and Other	30,158	Yield Analysis	Discount Rate	11.6%	15.0%	12.3%
	146,970	Discounted Cash Flow	Discount Rate	10.0%	15.5%	13.9%
	1,097	Recent Transactions	Recent Transactions	N/A	N/A	N/A
	30,675	Broker Quoted	Broker Quote	N/A	N/A	N/A

Preferred Equity	70,442	Market Comparable Approach	Comparable Multiple	2.0x	10.0x	7.1x
	22,620	Yield Analysis	Discount Rate	12.3%	12.3%	12.3%

Common Equity/Interests	125,608	Market Comparable Approach	Comparable Multiple	2.0x	12.0x	8.1x
	17	Net Asset Value	Underlying Assets/ Liabilities	N/A	N/A	N/A
	142,117	Yield Analysis	Discount Rate	13.1%	30.0%	13.2%
	6,958	Other	Illiquidity/Restrictive discount	7.0%	7.0%	7.0%

Warrants	4,707	Market Comparable Approach	Comparable Multiple	5.3x	6.0x	6.0x
	1,398	Other	Illiquidity/ Restrictive discount	20.0%	20.0%	20.0%
	5,069	Recent Transactions	Recent Transactions	N/A	N/A	N/A

Total	$1,938,598

N/A – Not applicable

The significant unobservable inputs used in the fair value measurement of the Company’s debt and equity securities are primarily earnings before interest, taxes, depreciation and amortization (“EBITDA”), comparable multiples, and market discount rates. The Company typically uses EBITDA comparable multiples on its equity securities to determine the fair value of investments. The Company uses market discount rates for debt securities to determine if the effective yield on a debt security is commensurate with the market yields for that type of debt security. If a debt security’s effective yield is significantly less than the market yield for a similar debt security with a similar credit profile, then the resulting fair value of the debt security may be lower. Significant increases or decreases in either of these inputs in isolation would result in a significantly lower or higher fair value measurement. The significant unobservable inputs used in the fair value measurement of the structured products include the discount rate applied in the valuation models in addition to default and recovery rates applied to projected cash flows in the valuation models. Specifically, when a discounted cash flow model is used to determine fair value, the significant input used in the valuation model is the discount rate applied to

S-F-57

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

present value the projected cash flows. Increases in the discount rate can significantly lower the fair value of an investment; conversely, decreases in the discount rate can significantly increase the fair value of an investment. The discount rate is determined based on the market rates an investor would expect for a similar investment with similar risks.

PIK Interest and Dividends

The Company holds loans and investments, including certain preferred equity investments that may have contractual PIK interest or dividends. PIK interest and dividends computed at the contractual rate are accrued into income and reflected as receivable up to the capitalization date.

PIK income for the three and nine months ended December 31, 2014 and December 31, 2013 is summarized below.

	Three Months Ended December 31,		Nine Months Ended December 31,
	2014	2013	2014	2013
PIK income for the period	$8,619	$8,417	$24,889	$21,447

Capitalized PIK income for the three and nine months ended December 31, 2014 and December 31, 2013 is summarized below:

	Three Months Ended December 31,		Nine Months Ended December 31,
	2014	2013	2014	2013
PIK balance at beginning of period	$73,608	$54,991	$58,185	$45,658
Gross PIK income capitalized	7,097	4,119	24,155	21,008
Adjustments due to investment exits	—	—	—	(25)
Proceeds from capitalized PIK investments	(448)	(7,211)	(2,083)	(14,742)

PIK balance at end of period	$80,257	$51,899	$80,257	$51,899

Derivatives

During the three months ended June 30, 2013, we entered into interest rate swap and interest rate cap agreements to manage interest rate risk associated with one of our structured product investments. During the three months ended September 30, 2013, we exited the investment and unwound the derivatives. We do not hold or issue derivative contracts for speculative purposes. We recorded the accrual of periodic interest settlements in net unrealized gain/loss and subsequently recorded the cash payments as a net realized gain or loss on the interest settlement date, activities which are classified under operating activities in our Statement of Cash Flows.

As of December 31, 2014, we did not hold any derivative investments and during the three and nine months ended December 31, 2014, we did not enter into any derivative transactions. For the three months ended December 31, 2013, there was no profit and loss activity for derivative instruments. The table below summarizes the effect of derivative instruments on our Statement of Operations for the nine months ended December 31, 2013:

S-F-58

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

For the nine months ended December 31, 2013:

Derivative Instruments	Unrealized Gain/(Loss)	Realized Gain/(Loss)	Total Gain (Loss)
Interest rate swaps	$—	$13,162	$13,162
Interest rate caps	—	(4,621)	(4,621)

Total	$—	$8,541	$8,541

The interest income and interest expense on derivatives is shown in the Statement of Operations within net realized and unrealized gain/loss from investments, cash equivalents, foreign currencies and derivatives. For purposes of the performance-based incentive fee, interest income and interest expense derived from the derivative instruments are included in the calculation of pre-incentive fee net investment income. The interest income and interest expense on derivatives is excluded from the cumulative realized capital gains and cumulative realized capital losses for purposes of the capital gains incentive fee calculation.

Credit Risk-Related Contingent Features

The use of derivatives creates exposure to counterparty credit risk that may result in potential losses in the event that the counterparties to these instruments fail to perform their obligations under the agreements governing such derivatives. The Company seeks to minimize this risk by limiting the Company’s counterparties to major financial institutions with acceptable credit ratings and monitoring positions with individual counterparties. In addition, the Company may be required under the terms of its derivatives agreements to pledge assets as collateral to secure its obligations under the derivatives. The amount of collateral varies over time based on the fair value, notional amount, and remaining term of the derivatives and may exceed the amount owed by the Company on a fair value basis. In the event of a default by a counterparty, the Company would be an unsecured creditor to the extent of any such overcollateralization. At December 31, 2014, there is no cash pledged as collateral.

The International Swaps and Derivatives Association (“ISDA”) Master Agreement that the Company has in place contains customary default provisions including a cross default provision relating to third-party indebtedness in excess of a specified threshold. Following an event of default, the Company could be required to settle its obligations under the ISDA Master Agreement at their termination values. Additionally, under the Company’s ISDA Master Agreement, the Company could be required to settle its obligations under the ISDA Master Agreement at their termination values if the Company fails to maintain certain minimum stockholders’ equity thresholds or if the Company fails to comply with certain specified financial covenants.

S-F-59

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

Note 6. Foreign Currency Transactions and Translations

The Company had the following outstanding non-US borrowings on its Senior Secured Facility (as defined in note 9) at December 31, 2014 and March 31, 2014.

	As of December 31, 2014
Foreign Currency	Local Currency	Original Borrowed Value	Current Value	Reset Date	Unrealized Gain/ (Loss)
British Pounds	£20,000	$31,555	$31,185	1/12/2015	$370
British Pounds	£23,000	35,984	35,863	1/20/2015	121
British Pounds	£6,600	10,622	10,291	1/30/2015	331
Euros	€19,200	25,803	23,233	1/30/2015	2,570
Canadian Dollars	CAD 65,100	60,245	56,205	1/30/2015	4,040

		$164,209	$156,777		$7,432

	As of March 31, 2014
Foreign Currency	Local Currency	Original Borrowed Value	Current Value	Reset Date	Unrealized Gain/ (Loss)
British Pounds	£45,100	$72,078	$75,188	4/30/2014	$(3,110)
Euros	€18,200	24,474	25,084	4/30/2014	(610)
Euros	€9,500	12,680	13,093	4/24/2014	(413)
Canadian Dollars	CAD 34,100	31,766	30,895	4/24/2014	871

		$140,998	$144,260		$(3,262)

Note 7. Cash Equivalents

There were no cash equivalents held as of December 31, 2014 and March 31, 2014.

S-F-60

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

Note 8. Financial Highlights

The following is a schedule of financial highlights for the nine months ended December 31, 2014 and the fiscal year ended March 31, 2014:

	Nine Months Ended December 31, 2014 (unaudited)	Fiscal Year Ended March 31, 2014
Per Share Data:
Net asset value, beginning of period	$8.67	$8.27

Net investment income (1)	0.75	0.91
Net realized and unrealized gain (loss)	(0.39)	0.30

Net increase in net assets resulting from operations (2)	0.36	1.20
Dividends to stockholders from income (3)	(0.60)	(0.80)
Dividends to stockholders from return of capital (3)	—	—
Effect of dilution	—	—
Offering costs (4)	—	—

Net asset value at end of period	$8.43	$8.67

Per share market value at end of period	$7.42	$8.31

Total return (5)	(4.0)%	9.4%

Shares outstanding at end of period	236,741,351	236,741,351

Ratio/Supplemental Data:
Net assets at end of period (in millions)	$1,996.7	$2,051.6

Ratio of net investment income to average net assets (7)	11.42%	10.85%
Ratio of operating expenses to average net assets (6) (7)	6.33%	6.01%
Ratio of interest and other debt expenses to average net assets (7)	3.77%	3.70%

Ratio of net expenses to average net assets (6) (7)	10.10%	9.71%

Average debt outstanding	$1,576,257	$1,238,940

Average debt per share	$6.66	$5.56

Portfolio turnover ratio (7)	64.3%	75.9%

(1)	Per share net investment income is based on the average shares outstanding

(2)	For fiscal year ended March 31, 2014, the net increase in net assets resulting from operations represents rounded numbers.

(3)	Dividends and distributions are determined based on taxable income calculated in accordance with income tax regulations which may differ from amounts determined under GAAP. Per share amounts reflect total dividends paid divided by average shares for the respective periods.

(4)	Offering costs per share represent less than one cent per average share for the nine months ended December 31, 2014 and fiscal year ended March 31, 2014.

S-F-61

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

(5)	Total return is based on the change in market price per share during the respective periods. Total return also takes into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan.

(6)	The ratio of operating expenses to average net assets and the ratio of total expenses to average net assets are shown inclusive of all voluntary management and incentive fee waivers (see note 3). For the nine months ended December 31, 2014, the ratio of operating expenses to average net assets and the ratio of total expenses to average net assets would be 7.11% and 10.88%, respectively, without the voluntary fee waivers. For the fiscal year ended March 31, 2014, the ratio of operating expenses to average net assets and the ratio of total expenses to average net assets would be 6.66% and 10.36%, respectively, without the voluntary fee waivers.

(7)	Annualized

Information about our senior securities is shown in the following table as of each year ended March 31 since the Company commenced operations, unless otherwise noted. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Estimated Market Value
Senior Secured Facility
Fiscal 2015 (through December 31, 2014)	$669,777	$951	—	$665,599	(4)
Fiscal 2014	602,261	1,095	—	602,983	(4)
Fiscal 2013	536,067	1,137	—	551,097
Fiscal 2012	539,337	1,427	—	N/A
Fiscal 2011	628,443	1,707	—	N/A
Fiscal 2010	1,060,616	2,671	—	N/A
Fiscal 2009	1,057,601	2,320	—	N/A
Fiscal 2008	1,639,122	2,158	—	N/A
Fiscal 2007	492,312	4,757	—	N/A
Fiscal 2006	323,852	4,798	—	N/A
Fiscal 2005	—	—	—	N/A

Senior Secured Notes
Fiscal 2015 (through December 31, 2014)	$270,000	$384	—	$274,777	(4)
Fiscal 2014	270,000	491	—	280,067	(4)
Fiscal 2013	270,000	572	—	282,173
Fiscal 2012	270,000	714	—	N/A
Fiscal 2011	225,000	611	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A
Fiscal 2008	—	—	—	N/A
Fiscal 2007	—	—	—	N/A
Fiscal 2006	—	—	—	N/A
Fiscal 2005	—	—	—	N/A

S-F-62

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

Class and Year	Total Amount Outstanding (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Estimated Market Value
2042 Notes
Fiscal 2015 (through December 31, 2014)	$150,000	$213	—	$151,140	(5)
Fiscal 2014	150,000	273	—	145,680	(5)
Fiscal 2013	150,000	318	—	148,920
Fiscal 2012	—	—	—	N/A
Fiscal 2011	—	—	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A
Fiscal 2008	—	—	—	N/A
Fiscal 2007	—	—	—	N/A
Fiscal 2006	—	—	—	N/A
Fiscal 2005	—	—	—	N/A

2043 Notes
Fiscal 2015 (through December 31, 2014)	$150,000	$213	—	$150,240	(5)
Fiscal 2014	150,000	273	—	142,500	(5)(6)
Fiscal 2013	—	—	—	N/A
Fiscal 2012	—	—	—	N/A
Fiscal 2011	—	—	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A
Fiscal 2008	—	—	—	N/A
Fiscal 2007	—	—	—	N/A
Fiscal 2006	—	—	—	N/A
Fiscal 2005	—	—	—	N/A

2024 Note
Fiscal 2015 (through December 31, 2014)	$148,876	$213	—	$151,470	(4)
Fiscal 2014	—	—	—	N/A
Fiscal 2013	—	—	—	N/A
Fiscal 2012	—	—	—	N/A
Fiscal 2011	—	—	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A
Fiscal 2008	—	—	—	N/A
Fiscal 2007	—	—	—	N/A
Fiscal 2006	—	—	—	N/A
Fiscal 2005	—	—	—	N/A

Convertible Notes
Fiscal 2015 (through December 31, 2014)	$200,000	$284	—	$207,910	(5)
Fiscal 2014	200,000	364	—	212,734	(5)
Fiscal 2013	200,000	424	—	212,000
Fiscal 2012	200,000	529	—	N/A
Fiscal 2011	200,000	544	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A

S-F-63

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

Class and Year	Total Amount Outstanding (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Estimated Market Value
Fiscal 2008	—	—	—	N/A
Fiscal 2007	—	—	—	N/A
Fiscal 2006	—	—	—	N/A
Fiscal 2005	—	—	—	N/A

Total Debt Securities
Fiscal 2015 (through December 31, 2014)	$1,588,653	$2,258	$—	$1,601,136
Fiscal 2014	1,372,261	2,496	—	1,383,964
Fiscal 2013	1,156,067	2,451	—	1,194,190
Fiscal 2012	1,009,337	2,670	—	N/A
Fiscal 2011	1,053,443	2,862	—	N/A
Fiscal 2010	1,060,616	2,671	—	N/A
Fiscal 2009	1,057,601	2,320	—	N/A
Fiscal 2008	1,639,122	2,158	—	N/A
Fiscal 2007	492,312	4,757	—	N/A
Fiscal 2006	323,852	4,798	—	N/A
Fiscal 2005	—	—	—	N/A

N/A—Not applicable

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by one thousand to determine the Asset Coverage Per Unit. In order to determine the specific Asset Coverage Per Unit for each class of debt, the total Asset Coverage Per Unit was divided based on the amount outstanding at the end of the period for each.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	The fair value of these debt obligations are categorized as Level 3 under ASC 820 as of December 31, 2014 and March 31, 2014. The valuation is based on a yield analysis and discount rate commensurate with the market yields for similar types of debt.

(5)	The fair value of these debt obligations are categorized as Level 1 under ASC 820 as of December 31, 2014 and March 31, 2014. The valuation is based on quoted prices of identical liabilities in active markets.

(6)	The amount was updated to $142,500 from $128,250 to reflect the correct fair value.

S-F-64

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

Note 9. Debt

The Company’s outstanding debt obligations as of December 31, 2014 were as follows:

	December 31, 2014
	Date Issued / Amended	Total Aggregate Principal Amount Committed	Principal Amount Outstanding	Final Maturity Date
Senior Secured Facility	2013	$1,270,000	$669,777	8/31/2018
Senior Secured Notes	2010	225,000	225,000	10/4/2015
Senior Secured Notes (Series A)	2011	29,000	29,000	9/26/2016
Senior Secured Notes (Series B)	2011	16,000	16,000	9/29/2018
2042 Notes	2012	150,000	150,000	10/15/2042
2043 Notes	2013	150,000	150,000	7/15/2043
2024 Note	2014	150,000	148,876	10/30/2024
Convertible Notes	2011	200,000	200,000	1/15/2016

Total Debt Obligations		$2,190,000	$1,588,653

Senior Secured Facility

On September 13, 2013, the Company amended and restated its senior secured, multi-currency, revolving credit facility (the “Senior Secured Facility”). The amendment increased the lenders’ commitments total to approximately $1,250,000, extended the final maturity date to through August 31, 2018, and allowed the Company to seek additional commitments from new and existing lenders in the future, up to an aggregate facility size not to exceed $1,710,000. On April 16, 2014, the Company obtained an additional commitment from a new lender, increasing the size of the Senior Secured Facility to $1,270,000. The Senior Secured Facility is secured by substantially all of the assets in Apollo Investment’s portfolio, including cash and cash equivalents. Commencing September 30, 2017, the Company is required to repay, in twelve consecutive monthly installments of equal size, the outstanding amount under the Senior Secured Facility as of August 31, 2017. Pricing for Alternate Base Rate (ABR) borrowings is 100 basis points over the applicable Prime Rate and pricing for Eurocurrency borrowings is 200 basis points over the LIBOR Rate. The Company is required to pay a commitment fee of 0.375% per annum on any unused portion of the Senior Secured Facility and a letter of credit participation fee of 2.00% per annum plus a letter of credit fronting fee of 0.25% per annum on the letters of credit issued. The Senior Secured Facility contains affirmative and restrictive covenants, including: (a) periodic financial reporting requirements, (b) maintaining minimum stockholders’ equity of the greater of (i) 40% of the total assets of Apollo Investment and its consolidated subsidiaries as at the last day of any fiscal quarter and (ii) the sum of (A) $845,000 plus (B) 25% of the net proceeds from the sale of equity interests in Apollo Investment after the closing date of the Senior Secured Facility, (c) maintaining a ratio of total assets, less total liabilities (other than indebtedness) to total indebtedness, in each case of Apollo Investment and its consolidated subsidiaries, of not less than 2.0:1.0, (d) limitations on the incurrence of additional indebtedness, including a requirement to meet a certain minimum liquidity threshold before Apollo Investment can incur such additional debt, (e) limitations on liens, (f) limitations on investments (other than in the ordinary course of Apollo Investment’s business), (g) limitations on mergers and disposition of assets (other than in the normal course of Apollo Investment’s business activities), (h) limitations on the creation or existence of agreements that permit liens on properties of Apollo Investment’s consolidated

S-F-65

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

subsidiaries and (i) limitations on the repurchase or redemption of certain unsecured debt and debt securities. In addition to the asset coverage ratio described in clause (c) of the preceding sentence, borrowings under the Senior Secured Facility (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in Apollo Investment’s portfolio.

The Senior Secured Facility also provides for the issuance of letters of credit for up to an aggregate amount of $125,000. As of December 31, 2014 and March 31, 2014, the Company had $25,246 and $15,746, respectively, in standby letters of credit issued through the Senior Secured Facility. The amount available for borrowing under the Senior Secured Facility is reduced by any standby letters of credit issued. Under GAAP, these letters of credit are considered commitments, not liabilities, since no funding has been made. These letters of credit are not considered senior securities because they are not in the form of a typical financial guarantee and the portfolio companies are obligated to refund any drawn amounts. The available remaining capacity under the Senior Secured Facility was $574,976 at December 31, 2014. Terms used in this paragraph have the meanings set forth in the Senior Secured Facility.

Senior Secured Notes

On September 30, 2010, the Company entered into a note purchase agreement with certain institutional accredited investors providing for a private placement issuance of $225,000 in aggregate principal amount of five-year, senior secured notes with an annual fixed interest rate of 6.25% and a maturity date of October 4, 2015 (the “Senior Secured Notes”). On October 4, 2010, the Senior Secured Notes issued by Apollo Investment were sold to certain institutional accredited investors pursuant to an exemption from registration under the Securities Act of 1933, as amended. Interest on the Senior Secured Notes is due semi-annually on April 4 and October 4, commencing on April 4, 2011.

On September 29, 2011, the Company closed a private offering of $45,000 aggregate principal amount of senior secured notes (the “Notes”) consisting of two series: (1) 5.875% Senior Secured Notes, Series A, of the Company due September 29, 2016 in the aggregate principal amount of $29,000; and (2) 6.250% Senior Secured Notes, Series B, of the Company due September 29, 2018, in the aggregate principal amount of $16,000. The Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. Interest on the Senior Secured Notes is due semi-annually on March 29 and September 29, commencing on March 29, 2012.

2042 Notes

On October 9, 2012, the Company issued $150,000 in aggregate principal amount of 6.625% senior unsecured notes due 2042 for net proceeds of $145,275 (the “2042 Notes”). Interest on the 2042 Notes is paid quarterly on January 15, April 15, July 15 and October 15, at an annual rate of 6.625%, commencing on January 15, 2013. The 2042 Notes will mature on October 15, 2042. The Company may redeem the 2042 Notes in whole or in part at any time or from time to time on or after October 15, 2017. The 2042 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior, unsecured indebtedness. The 2042 Notes are listed on The New York Stock Exchange under the ticker symbol “AIB.”

S-F-66

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

2043 Notes

On June 17, 2013, the Company issued $135,000 in aggregate principal amount of 6.875% senior unsecured notes due 2043 and on June 24, 2013 an additional $15,000 in aggregate principal amount of such notes was issued pursuant to the underwriters’ over-allotment option exercise. In total, $150,000 of aggregate principal was issued for net proceeds of $145,275 (the “2043 Notes”). Interest on the 2043 Notes is paid quarterly on January 15, April 15, July 15 and October 15, at an annual rate of 6.875%, commencing on October 15, 2013. The 2043 Notes will mature on July 15, 2043. The Company may redeem the 2043 Notes in whole or in part at any time or from time to time on or after July 15, 2018. The 2043 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior, unsecured indebtedness. The 2043 Notes are listed on The New York Stock Exchange under the ticker symbol “AIY.”

2024 Note

On October 30, 2014, the Company entered into a note purchase agreement with an institutional accredited investor providing a private placement issuance of $150,000 in aggregate principal amount of a ten-year note with an annual fixed rate of 5.25% and a maturity of October 30, 2024 (the “2024 Note”). On October 30, 2014, the Company issued the 2024 Note for net proceeds of $148,875. Interest on the 2024 Note is due quarterly on January 15, April 15, July 15 and October 15, commencing on January 15, 2015. The 2024 Note is a general, unsecured obligation and ranks equal in right of payment with all of our existing unsecured indebtedness.

Convertible Notes

On January 25, 2011, the Company closed a private offering of $200,000 aggregate principal amount of senior unsecured convertible notes (the “Convertible Notes”). The Convertible Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. The Convertible Notes bear interest at an annual rate of 5.75%, payable semi-annually in arrears on January 15 and July 15 of each year, commencing on July 15, 2011. The Convertible Notes will mature on January 15, 2016 unless earlier converted or repurchased at the holder’s option. Prior to December 15, 2015, the Convertible Notes will be convertible only upon certain corporate reorganizations, dilutive recapitalizations or dividends, or if, during specified periods our shares trade at more than 130% of the then applicable conversion price or the Convertible Notes trade at less than 97% of their conversion value and, thereafter, at any time. The Convertible Notes will be convertible by the holders into shares of common stock, initially at a conversion rate of 72.7405 shares of the Company’s common stock per $1 principal amount of Convertible Notes (14,548,100 common shares) corresponding to an initial conversion price per share of approximately $13.75, which represents a premium of 17.5% to the $11.70 per share closing price of the Company’s common stock on The NASDAQ Global Select Market on January 19, 2011. The conversion rate will be subject to adjustment upon certain events, such as stock splits and combinations, mergers, spin-offs, increases in dividends in excess of $0.28 per share per quarter and certain changes in control. Certain of these adjustments, including adjustments for increases in dividends, are subject to a conversion price floor of $11.70 per share. The Convertible Notes are senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness

S-F-67

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

(including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities. As more fully reflected in note 4, the issuance is to be considered as part of the if-converted method for calculation of diluted EPS.

The following chart summarizes the components of average outstanding debt, maximum amount of debt outstanding, and the annualized interest cost, including commitment fees, for the three and nine months ended December 31, 2014 and 2013:

	Three Months Ended December 31, 2014	Three Months Ended December 31, 2013	Nine Months Ended December 31, 2014	Nine Months Ended December 31, 2013
Average outstanding debt balance	$1,638,249	$1,247,045	$1,576,257	$1,193,913
Maximum amount of debt outstanding	1,760,782	1,350,738	1,760,782	1,353,063
Weighted average annualized interest cost, including commitment fees, but excluding debt issuance costs (1)	4.50%	4.97%	4.46%	5.01%
Annualized amortized debt issuance cost	0.40%	0.53%	0.42%	0.61%

Total annualized interest cost	4.90%	5.50%	4.88%	5.62%

(1)	Commitment fees for the three and nine months ended December 31, 2014 were $457 and $1,355, respectively. Commitment fees for the three and nine months ended December 31, 2013 were $737 and $2,066, respectively.

As of December 31, 2014, the Company is in compliance with all debt covenants.

Note 10. Public Offerings

There were no offerings for the nine months ended December 31, 2014. The following table summarizes the total shares issued and proceeds received in public offerings of the Company’s common stock net of underwriting discounts and offering costs for the fiscal year ended March 31, 2014:

2014	Shares Issued	Offering Price per Share	Proceeds net of underwriting discounts and offering costs
May 2013 public offering	21,850,000	$8.60	$181,819
February 2014 public offering	12,000,000	8.69	103,724

Total for the fiscal year ended March 31, 2014	33,850,000		$285,543

S-F-68

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

The Company used the net proceeds from the public offerings during fiscal year ended March 31, 2014 to repay outstanding debt.

AIM has agreed to waive the base management and incentive fees associated with the incremental shares issued on the May 20, 2013 offering through March 31, 2015.

On August 11, 2011, the Company adopted a plan for the purpose of repurchasing up to $200 million of its common stock in accordance with the guidelines specified in Rule 10b-18 and Rule 10b5-1 of the Securities Exchange Act of 1934. The Company’s plan was designed to allow it to repurchase its shares both during its open window periods and at times when it otherwise might be prevented from doing so under insider trading laws or because of self-imposed trading blackout periods. A broker selected by the Company will have the authority under the terms and limitations specified in the plan to repurchase shares on the Company’s behalf in accordance with the terms of the plan. Repurchases are subject to SEC regulations as well as certain price, market volume and timing constraints specified in the plan. While the portion of the plan reliant on Rule 10b-18 remains in effect, the portion reliant on Rule 10b5-1 is subject to periodic renewal and is not currently in effect. As of December 31, 2014, no shares have been repurchased.

On September 12, 2014, the Company announced an At the Market (“ATM”) program through which the Company can sell up to 16 million shares of its common stock from time to time. As of December 31, 2014, no shares had been sold through the Company’s ATM program.

Note 11. Commitments and Contingencies

As of December 31, 2014 and March 31, 2014, the Company’s unfunded commitments and contingencies were as follows:

	As of December 31, 2014	As of March 31, 2014
Unfunded revolver obligations and loans commitments (1) (2)	$296,958	$408,554
Unfunded delayed draw commitments on senior loans to portfolio companies	134,626	138,680
Unfunded delayed draw commitments on senior loans to portfolio companies (performance thresholds not met) (3)	25,753	48,923
Standby letters of credit issued for certain portfolio companies for which the Company and portfolio companies are liable	24,608	16,379

(1)	Included in this amount is $65,916 and $114,066 of the unfunded revolver commitment for Merx Aviation Finance, LLC (formerly Merx Aviation Finance Holdings II, LLC) as of December 31, 2014 and March 31, 2014, respectively.

(2)	The unfunded revolver obligations may or may not be funded to the borrowing party in the future. The amounts relate to loans with various maturity dates, but the entire amount was eligible for funding to the borrowers as of December 31, 2014, subject to the terms of each loan’s respective credit agreements.

(3)	The borrowers are required to meet certain performance thresholds before the Company is obligated to fulfill the commitments and those performance thresholds were not met as of December 31, 2014.

S-F-69

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(in thousands except share and per share amounts)

AIC’s commitments are subject to the consummation of the underlying corporate transactions and conditional upon receipt of all necessary stockholder, regulatory and other applicable approvals.

Note 12. Subsequent Events

On February 4, 2015, the Board of Directors declared a dividend of $0.20 per share for the second quarter of 2015, payable on April 6, 2015 to stockholders of record as of March 20, 2015.

S-F-70

$1,500,000,000

Common Stock

Preferred Stock

Warrants

Debt Securities

Units

Subscription Rights

Purchase Contracts

Apollo Investment Corporation is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, or 1940 Act. Our investment objective is to generate current income and capital appreciation. We invest primarily in various forms of debt investments including secured and unsecured loans, mezzanine investments and/or equity in private middle market companies. We may also invest in the securities of public companies and structured products such as collateralized loan obligations. We fund a portion of our investment with borrowed money, a practice commonly known as leverage. We can offer no assurances that we will continue to achieve our objective.

Apollo Investment Management, L.P., an affiliate of Apollo Global Management, LLC, a leading global alternative investment manager, serves as our investment adviser. Apollo Investment Administration, LLC provides the administrative services necessary for us to operate.

We may offer, from time to time, in one or more offerings, together or separately, up to $1,500,000,000 of our common stock, preferred stock, debt securities, units, subscription rights, purchase contracts or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities.” The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. Pursuant to approval granted at a special meeting of stockholders held on August 5, 2014, we currently are permitted to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors.

Our common stock is quoted on The Nasdaq Global Select Market under the symbol “AINV.” The last reported closing price for our common stock on September 9, 2014 was $8.76 per share.

This prospectus, and the accompanying prospectus supplement, contains important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 9 West 57th Street, New York, NY 10019 or by calling us collect at (212) 515-3450 or on our website at www.apolloic.com. The SEC also maintains a website at www.sec.gov that contains such information free of charge.

Investing in our securities involves a high degree of risk and is highly speculative. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 8 of this prospectus.

We invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this Prospectus is September 12, 2014.

You should rely only on the information contained in this prospectus and the accompanying prospectus supplement. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus and the accompanying prospectus supplement. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. The information contained in or incorporated by reference in this prospectus and the accompanying prospectus supplement is accurate only as of the date of this prospectus or such prospectus supplement. We will update these documents to reflect material changes. Our business, financial condition, results of operations and prospects may have changed since then.

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $1,500,000,000 of our common stock, preferred stock, debt securities, units, subscription rights, purchase contracts or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on the terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. If applicable, the prospectus supplement will identify any selling stockholders acting under the terms of certain registration rights agreements we may enter into from time to time. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the headings “Available Information” and “Risk Factors” before you make an investment decision.

ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. In this prospectus and any accompanying prospectus supplement, except where the context suggests otherwise, the terms “we”, “us”, “our” and “Apollo Investment” refer to Apollo Investment Corporation; “Apollo Investment Management”, “AIM” or “investment adviser” refers to Apollo Investment Management, L.P.; “Apollo Administration” or “AIA” refers to Apollo Investment Administration, LLC; and “Apollo” refers to the affiliated companies of Apollo Investment Management, L.P.

APOLLO INVESTMENT

Apollo Investment Corporation, a Maryland corporation organized on February 2, 2004, is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). In addition, for tax purposes we have elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended (the “Code”).

Our investment objective is to generate current income and capital appreciation. We invest primarily in various forms of debt investments including secured and unsecured loans, mezzanine investments and/or equity in private middle market companies. We may also invest in the securities of public companies and structured products such as collateralized loan obligations (“CLOs”) and credit-linked notes (“CLNs”). These structured products are typically a form a securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches.

Our portfolio is comprised primarily of investments in debt, including secured, unsecured and mezzanine debt of private middle-market companies that, in the case of senior secured loans, generally are not broadly syndicated and whose aggregate tranche size is typically less than $250 million. Our portfolio also includes equity interests such as common stock, preferred stock, warrants or options. In this prospectus, we use the term “middle-market” to refer to companies with annual revenues between $50 million and $2 billion. While our investment objective is to generate current income and capital appreciation through investments in U.S. secured and unsecured loans, other debt securities and equity, we may also invest a portion of the portfolio in other investment opportunities, including foreign securities and structured products. Most of the debt instruments we invest in are unrated or rated below investment grade, which is an indication of size, credit worthiness and speculative nature relative to the capacity to pay interest and principal. Generally, if the Company’s unrated investments were rated, they would be rated below investment grade. These securities, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

AIM is our investment adviser and an affiliate of Apollo Global Management, LLC, and its consolidated subsidiaries (“AGM”). AGM and other affiliates manage other funds that may have investment mandates that are similar, in whole or in part, with ours. AIM and its affiliates may determine that an investment is appropriate both for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, AIM may determine that we should invest on a side-by-side basis with one or more other funds. We make all such investments subject to compliance with applicable regulations and interpretations, and our allocation procedures. In certain circumstances negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

During our fiscal year ended March 31, 2014, we invested $2.8 billion across 81 new and 81 existing portfolio companies through a combination of primary and secondary debt investments. This compares to

$1.5 billion across 49 new and 36 existing portfolio companies for the previous fiscal year ended March 31, 2013. Investments sold or repaid during the fiscal year ended March 31, 2014 totaled $2.3 billion versus $1.3 billion for the fiscal year ended March 31, 2013. The weighted average yields on our secured debt portfolio, unsecured debt portfolio and total debt portfolio as of March 31, 2014 at our current cost basis were 10.8%, 11.5% and 11.1%, respectively. At March 31, 2013, the yields were 11.2%, 12.7% and 11.9%, respectively. The portfolio yields may be higher than an investor’s yield on an investment in us due to sales load and other expenses.

At March 31, 2014, our portfolio consisted of 111 portfolio companies (which reflects counting investments in operating and holding companies within the same corporate structure as one portfolio company) and was invested 56% in secured debt, 27% in unsecured debt, 6% in structured products and other, 3% in preferred equity and 8% in common equity and warrants measured at fair value versus 81 portfolio companies invested 44% in secured debt, 43% in unsecured debt, 7% in structured products and other, 0% in preferred equity and 6% in common equity and warrants at March 31, 2013.

Since the initial public offering of Apollo Investment in April 2004 and through March 31, 2014, invested capital totaled $13.1 billion in 291 portfolio companies. Over the same period, Apollo Investment completed transactions with more than 100 different financial sponsors.

At March 31, 2014, 58% or $1.7 billion of our income-bearing investment portfolio is fixed rate debt and 42% or $1.3 billion is floating rate debt, measured at fair value. On a cost basis, 58% or $1.7 billion of our income-bearing investment portfolio is fixed rate debt and 42% or $1.2 billion is floating rate debt. At March 31, 2013, 64% or $1.6 billion of our income-bearing investment portfolio was fixed rate debt and 36% or $0.9 billion was floating rate debt. On a cost basis, 65% or $1.6 billion of our income-bearing investment portfolio was fixed rate debt and 35% or $0.9 billion was floating rate debt.

ABOUT APOLLO INVESTMENT MANAGEMENT

AIM, our investment adviser, is led by John Hannan, James Zelter and Edward Goldthorpe. Potential investment opportunities are generally approved by an investment committee composed of senior personnel across AGM including Mr. Zelter and Mr. Goldthorpe. The composition of the investment committee and its approval process for our investments may change from time to time. AIM draws upon AGM’s more than 20 year history and benefits from the broader firm’s significant capital markets, trading and research expertise developed through investments in many core sectors in over 200 companies since inception.

ABOUT APOLLO INVESTMENT ADMINISTRATION

In addition to furnishing us with office facilities, equipment, and clerical, bookkeeping and record keeping services, AIA, an affiliate of AGM, also oversees our financial records as well as prepares our reports to stockholders and reports filed with the SEC. AIA also performs the calculation and publication of our net asset value, the payment of our expenses and oversees the performance of various third-party service providers and the preparation and filing of our tax returns. Furthermore, AIA provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.

OPERATING AND REGULATORY STRUCTURE

Our investment activities are managed by AIM and supervised by our board of directors, a majority of whom are independent of AGM and its affiliates. AIM is an investment adviser that is registered under the Investment Advisers Act of 1940, or the Advisers Act. Under our investment advisory and management agreement, we pay AIM an annual base management fee based on our average gross assets as well as an incentive fee. See “Management—Investment Advisory and Management Agreement.”

As a BDC, we are required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. See “Regulation.” We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. For more information, see “Certain U.S. Federal Income Tax Considerations.”

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of our total assets minus our liabilities by the total number of our shares outstanding.

In calculating the value of our total assets, we value investments for which market quotations are readily available at such market quotations if they are deemed to represent fair value. Market quotations may be deemed not to represent fair value in certain circumstances where AIM believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes to not reflect the fair value of the security. Examples of these events could include cases in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller. Debt and equity securities that are not publicly traded or whose market price is not readily available or whose market quotations are not deemed to represent fair value are valued at fair value as determined in good faith by, or under the direction of, our board of directors pursuant to a written valuation policy and a consistently applied valuation process utilizing the input of our investment adviser, independent valuation firms, and the audit committee. Because there is no readily available market value for a significant portion of the investments in our portfolio, we value these portfolio investments at fair value as determined in good faith by the board of directors.

Due to the inherent uncertainty of determining the fair value of our investments, the value of our investments may differ significantly from the values that would have been used had a readily available market existed for such investments, and the differences could be material. Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current accounting standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. For more information, see “Determination of Net Asset Value.”

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective and strategies and repaying indebtedness incurred under our senior credit facility.

We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus will be used for the above purposes within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Our portfolio is comprised primarily of investments in debt, including secured, unsecured and mezzanine debt of private-middle market companies that, in the case of senior secured loans, generally are not broadly syndicated and whose aggregate tranche size is typically less than $250 million. Pending such investments, we will use the net proceeds of an offering to invest in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment, to reduce then-outstanding obligations under our credit facility or for other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. For more information, see “Use of Proceeds.”

DISTRIBUTIONS ON COMMON STOCK

We intend to continue to pay dividends or make other distributions on a quarterly basis to our common stockholders, however, we may not be able to maintain the current level of distribution payments, due to including, but not limited to, regulatory requirements. Our quarterly distributions, if any, will be determined by our board of directors. We expect that our distributions to shareholders generally will be from accumulated net investment income and from net realized capital gains, as applicable, although a portion may represent a return of capital. For more information, see “Distributions.”

DIVIDENDS ON PREFERRED STOCK

We may issue preferred stock from time to time, although we have no immediate intention to do so. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock will be quarterly.

DIVIDEND REINVESTMENT PLAN

We have adopted an “opt-out” dividend reinvestment plan that provides for reinvestment of our dividend distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends. A registered stockholder must notify our transfer agent in writing in order to “opt-out” of the dividend reinvestment plan. For more information, see “Dividend Reinvestment Plan.”

PLAN OF DISTRIBUTION

We may offer, from time to time, up to $1,500,000,000 of our common stock, preferred stock, debt securities, units, subscription rights, purchase contracts or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering.

Securities may be offered at prices and on terms described in one or more supplements to this prospectus directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. In compliance with the guidelines of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such securities. For more information, see “Plan of Distribution.”

CONTINUED USE OF LEVERAGE

The availability of leverage depends upon the economic environment. Given current market conditions, there can be no assurance that we will be able to utilize leverage as anticipated, if at all, and we may determine or be required to reduce or eliminate our leverage over time. The current global economic environment, the potential systemic risk arising from illiquidity and rapid de-leveraging in the financial system at large may continue to contribute to market volatility and may have long-term effects on the U.S. and international financial markets. We cannot predict how long the financial markets and economic environment will continue to be affected by these events and cannot predict the effects of these or similar events.

OUR CORPORATE INFORMATION

Our administrative and principal executive offices are located at 730 Fifth Avenue, New York, NY 10019 and 9 West 57th Street, New York, NY 10019, respectively. Our common stock is quoted on The Nasdaq Global Select Market under the symbol “AINV.” Our Internet website address is www.apolloic.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. We caution you that the percentage indicated for “Other expenses” in the table below is an estimate and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Apollo Investment,” or that “we” will pay fees or expenses, common stockholders will indirectly bear such fees or expenses as investors in Apollo Investment.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	(1)
Offering expenses (as a percentage of offering price)	—	(2)

Total common stockholder transaction expenses (as a percentage of offering price)	—	(3)

Annual expenses (as percentage of net assets attributable to common stock) (4):
Management fees	3.13	%(5)
Incentive fees payable under investment advisory and management agreement	1.96	%(6)
Interest and other debt expenses on borrowed funds	3.65	%(7)
Other expenses	0.72	%(8)

Total annual expenses	9.46	%(5-9)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These dollar amounts are based upon the assumption that our annual operating expenses (other than performance-based incentive fees) and leverage would remain at the levels set forth in the table above. Transaction expenses are not included in the following example. In the event that shares of our common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$74	$217	$352	$663

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Assuming a 5% annual return, the incentive fee under the investment advisory and management agreement may not be earned or payable and is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and gross unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

Assuming, however, that the incentive fee under the investment advisory and management agreement is earned and payable, the following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$92	$265	$423	$1,760

These examples and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The expenses of the dividend reinvestment plan per share are included in “Other expenses.”

(4)	“Net assets attributable to common stock” equals net assets as of March 31, 2014.

(5)	The contractual management fee is calculated at an annual rate of 2.00% of our average total assets. Annual expenses are based on estimated annual costs for the current fiscal year, which are based on prior year amounts adjusted for new debt and equity issuances. For more detailed information about our computation of average total assets, please see Note 3 of our financial statements dated March 31, 2014 included in this prospectus.

(6)

Assumes that annual incentive fees earned by our investment adviser, AIM, remain consistent with the incentive fees earned by AIM for the fiscal year ended March 31, 2014 adjusted for new debt and equity issuances. AIM earns incentive fees consisting of two parts. The first part, which is payable quarterly in arrears, is based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the rate of 1.75% quarterly (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 5 above). Accordingly, we pay AIM an incentive fee as follows: (1) no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed 1.75%, which we commonly refer to as the performance threshold; (2) 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the performance threshold but does not exceed 2.1875% in any calendar quarter; and (3) 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are appropriately pro rated for any period of less than three months. The effect of the fee calculation described above is that if pre-incentive fee net investment income is equal to or exceeds 2.1875%, AIM will receive a fee of 20% of our pre-incentive fee net investment income for the quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee performance threshold and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income. Furthermore, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold. The second part of the incentive fee will equal 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation (and incorporating unrealized depreciation on a gross investment-by-investment basis) and is payable in arrears at the end of each calendar year. The net incentive fees are currently entirely attributable to net investment income incentive fees. For a more detailed discussion of the calculation of this fee, see “Management—Investment Advisory and Management Agreement.”

(7)	Our interest and other debt expenses are based on estimated amounts for the annual current fiscal year, which are based on prior year amounts adjusted for new debt issuances. As of March 31, 2014, we had $632 million available and $602 million in borrowings outstanding under our $1.25 billion credit facility and $1.37 billion of total debt outstanding. As of March 31, 2014, the Company had $16 million in standby letters of credit issued through the Senior Secured Facility. The amount available for borrowing under the Senior Secured Facility is reduced by any standby letters of credit issued. For more information, see “Risk Factors—Risks relating to our business and structure—We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in this base prospectus.

(8)	Includes our estimated overhead expenses, including payments under the administration agreement based on our allocable portion of overhead and other expenses incurred by AIA in performing its obligations under the administration agreement. See “Management—Administration Agreement” in this base prospectus.

(9)	“Total annual expenses” as a percentage of net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness), rather than the total assets, including assets that have been funded with borrowed monies. If the “Total annual expenses” percentage were calculated instead as a percentage of total assets, our “Total annual expenses” would be 5.33% of total assets. For a presentation and calculation of total annual expenses based on total assets, see page 44 of this base prospectus.

RISK FACTORS

Before you invest in our shares, you should be aware of various risks, including those described below and those set forth under the caption “Recent Developments” in the accompanying prospectus supplement. You should carefully consider these risk factors, together with all of the other information included in this base prospectus and accompanying prospectus supplement, before you decide whether to make an investment in our securities. The risks set out below and in the accompanying prospectus supplement are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline or the value of our preferred stock, debt securities, units, subscription rights, purchase contracts or warrants may decline, and you may lose all or part of your investment.

CERTAIN RISKS IN THE CURRENT ENVIRONMENT

Capital markets could experience a period of disruption and instability. Such market conditions have historically and could again have a material and adverse effect on debt and equity capital markets in the United States and abroad, which could have a materially negative impact on our business and operations.

Global capital markets have periodically experienced periods of instability as evidenced by the extended disruptions from 2007 to 2010 in liquidity in the debt capital markets, significant losses in the principal value of investments, the re-pricing of credit risk in the markets and the failure of certain major financial institutions. Such conditions may occur for a prolonged period of time. These market conditions have historically and could again have a material adverse effect on debt and equity capital markets in the United States and Europe, which could have a materially negative impact on our business, financial condition and results of operations. We and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital. In such circumstances, equity capital may be difficult to raise because subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without general approval by our stockholders, which we currently have, and approval of the specific issuance by our Board. In addition, our ability to incur indebtedness or issue preferred stock is limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 200% immediately after each time we incur indebtedness or issue preferred stock. The debt capital that may be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

Market conditions may in the future make it difficult to extend the maturity of or refinance our existing indebtedness, including the final maturity of our senior secured credit facility in May 2016, and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments.

Given the extreme volatility and dislocation that the capital markets have historically experienced, many BDCs have faced, and may in the future face, a challenging environment in which to raise capital. We may in the future have difficulty accessing debt and equity capital, and a severe disruption in the global financial markets or deterioration in credit and financing conditions could have a material adverse effect on our business, financial condition and results of operations. In addition, significant changes in the capital markets, including the extreme volatility and disruption, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations. AIM does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States economy and securities markets or on our investments. AIM monitors developments and seeks to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that it will be successful in doing so; and AIM may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments in the current or future market environment.

We are required to record certain of our assets at fair value, as determined in good faith by our board of directors in accordance with our valuation policy. As a result, volatility in the capital markets may have a material adverse effect on our investment valuations and our net asset value, even if we plan to hold investments to maturity.

Uncertainty about the financial stability of the United States and of several countries in the European Union (EU) could have a significant adverse effect on our business, financial condition and results of operations.

Due to federal budget deficit concerns, S&P downgraded the federal government’s credit rating from AAA to AA+ for the first time in history on August 5, 2011. Further, Moody’s and Fitch have warned that they may downgrade the federal government’s credit rating. Further downgrades or warnings by S&P or other rating agencies, and the United States government’s credit and deficit concerns in general, including issues around the federal debt ceiling, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock.

In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected.

On December 18, 2013, the Federal Reserve announced that it would scale back its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities until key economic indicators, such as the unemployment rate, show signs of improvement. The Federal Reserve signaled it would reduce its purchases of long-term Treasury bonds and would scale back on its purchases of mortgage-backed securities. In March 2014, the Federal Reserve announced that it would continue to taper the quantitative easing program by an additional $10 billion a month. It is unclear what effect, if any, the incremental reduction in the rate of the Federal Reserve’s monthly purchases will have on the value of our investments. However, it is possible that absent continued quantitative easing by the Federal Reserve, these developments, along with the United States government’s federal debt ceiling issues and the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms.

Risks Associated with Recent Commodity Futures Trading Commission Actions

AIM has claimed relief available under a no-action letter (“Letter 12-40”) issued by the staff of the CFTC. Letter 12-40 relieves AIM from registering with the CFTC as the commodity pool operator (“CPO”) of AIC, provided that AIC (i) continues to be regulated by the SEC as a business development company, (ii) allocates no more than a designated percentage of its liquidation value to futures contracts, certain swap contracts and certain other derivative instruments that are within the jurisdiction of the Commodity Exchange

Act (collectively, “CEA-regulated products”), and (iii) is not marketed to the public as a commodity pool or as a vehicle for trading in CEA-regulated products. If AIC can no longer satisfy the conditions of Letter 12-40, AIM could be subject to the CFTC’s CPO registration requirements, and the disclosure and operations of AIC would need to comply with all applicable regulations governing commodity pools and CPOs. If AIM were required to register as a CPO, it would also be required to become a member of the National Futures Association (“NFA”) and be subject to the NFA’s rules and bylaws. Compliance with these additional registration and regulatory requirements may increase AIM’s operating expenses, which, in turn, could result in AIC’s investors being charged additional fees.

The continued uncertainty related to the sustainability and pace of economic recovery in the U.S. and globally could have a negative impact on our business.

Apollo Investment’s business is directly influenced by the economic cycle, and could be negatively impacted by a downturn in economic activity in the US as well as globally. Fiscal and monetary actions taken by U.S. and non-U.S. government and regulatory authorities could have a material adverse impact on our business.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

We may suffer credit losses.

Investment in small and middle-market companies is highly speculative and involves a high degree of risk of credit loss. These risks are likely to increase during volatile economic periods, as the U.S. and many other economies have experienced. See “Risks Related to Our Investments.”

We are dependent upon Apollo Investment Management’s key personnel for our future success and upon their access to AGM’s investment professionals and partners.

We depend on the diligence, skill and network of business contacts of the senior management of AIM specifically and AGM generally. Members of our senior management may depart at any time. We also depend, to a significant extent, on AIM’s access to the investment professionals and partners of AGM and the information and deal flow generated by the AGM investment professionals in the course of their investment and portfolio management activities. The senior management of AIM evaluates, negotiates, structures, closes and monitors our investments. Our future success depends on the continued service of senior members of AGM’s credit platform, including the senior management team of AIM. The departure of our senior management, any senior managers of AIM, or of a significant number of the investment professionals or partners of AGM, could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that AIM will remain our investment adviser or that we will continue to have access to AGM’s partners and investment professionals or its information and deal flow.

Our financial condition and results of operations depend on our ability to manage future growth effectively.

Our ability to achieve our investment objective depends, in part, on our ability to grow, which depends, in turn, on AIM’s ability to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of AIM’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. The senior management team of AIM has substantial responsibilities under the investment advisory and management agreement, and with respect to certain members, in connection with their roles as officers of other AGM funds.

They may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. In order to grow, we and AIM need to hire, train, supervise and manage new employees. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

A number of entities compete with us to make the types of investments that we make. We compete with public and private funds, commercial and investment banks, commercial financing companies, other BDCs and, to the extent they provide an alternative form of financing, private equity funds. Competition for investment opportunities intensifies from time to time and may intensify further in the future. Some of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions and valuation requirements that the 1940 Act imposes on us as a BDC and that the Code imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this existing and potentially increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer.

We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

To qualify as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC generally is satisfied if we distribute at least 90% of our “investment company taxable income” (generally, our ordinary income and the excess, if any, of our net short-term capital gains over our net long-term capital losses), if any, to our stockholders on an annual basis. To the extent we use debt financing, we are subject to certain asset coverage ratio requirements and other financial covenants under loan and credit agreements, and could in some circumstances also become subject to such requirements under the 1940 Act, that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and become subject to corporate-level income tax, the resulting corporate-level taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our stockholders our earnings and profits attributable to non-RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if, for example, we receive warrants in connection with the making of a loan or payment-in-kind interest, which represents contractual interest added to the loan balance and typically due at the end of the loan term or possibly in other circumstances. Such original issue discount is included in income before we receive any corresponding cash payments and could be significant relative to our overall investment activities. Loans structured with these features may represent a higher level of credit risk than loans the interest on which must be paid in cash at regular intervals. We also may be required to include in income certain other amounts that we do not receive in cash.

The incentive fee payable by us that relates to our net investment income is computed and paid on income that may include some interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Consequently, while we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a formal clawback right against our investment adviser per se, the amount of accrued income written off in any period will reduce the income in the period in which such write-off was taken and thereby reduce such period’s incentive fee payment. For the period between April 1, 2012 and March 31, 2015, the portion of the incentive fee that is attributable to deferred interest, such as PIK income, will not be paid to AIM until the Company receives such deferred interest in cash. The accrual of incentive fees shall be reversed if such interest is reversed in connection with any write-off or similar treatment of the investment.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our investment company taxable income to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations in order to meet distribution and/or leverage requirements.

Regulations governing our operation as a BDC affect our ability to, and the way in which we raise, additional capital.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to maintain asset coverage above the 200% level. If that happens, the contractual arrangements governing these securities may require us to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

BDCs may issue and sell common stock at a price below net asset value per share only in limited circumstances, one of which is during the one-year period after stockholder approval. In the past, our stockholders have approved a plan so that during the subsequent 12 month period we could, in one or more public or private offerings of our common stock, sell or otherwise issue shares of our common stock at a price below the then current net asset value per share, subject to certain conditions including parameters on the level of permissible dilution, approval of the sale by a majority of our independent directors and a requirement that the sale price be not less than approximately the market price of the shares of our common stock at specified times, less the expenses of the sale. We may in the future seek to renew such authority on terms and conditions set forth in the corresponding proxy statement. There is no assurance such approvals will be obtained.

In the event we sell, or otherwise issue, shares of our common stock at a price below net asset value per share, existing stockholders will experience net asset value dilution and the investors who acquire shares in such offering may thereafter experience the same type of dilution from subsequent offerings at a discount. For example, if we sell an additional 10% of our common shares at a 5% discount from net asset value, a stockholder who does not participate in that offering for its proportionate interest will suffer net asset value dilution of up to 0.5% or $5 per $1000 of net asset value.

In addition to issuing securities to raise capital as described above, we may in the future securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who we would expect would be willing to accept a substantially lower interest rate than the loans earn. We would retain all or a portion of the equity in the securitized pool of loans. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy and adversely affect our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.

We currently use borrowed funds to make investments and are exposed to the typical risks associated with leverage.

We are exposed to increased risk of loss due to our use of debt to make investments. A decrease in the value of our investments will have a greater negative impact on the value of our common stock than if we did not use debt. Our ability to make distributions will be restricted if we fail to satisfy certain of our asset coverage ratios and other financial covenants and any amounts that we use to service our indebtedness are not available for distributions to our common stockholders.

The agreements governing certain of our debt instruments require us to comply with certain financial and operational covenants. These covenants require us to, among other things, maintain certain financial ratios, including asset coverage and minimum stockholders’ equity. As of March 31, 2014, we were in compliance with these covenants. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. In the event of deterioration in the capital markets and pricing levels subsequent to this period, net unrealized loss in our portfolio may increase in the future. Absent an amendment to our revolving credit facility, continued unrealized loss in our investment portfolio could result in non-compliance with certain covenants.

Accordingly, there are no assurances that we will continue to comply with these covenants. Failure to comply with these covenants would result in a default which, if we were unable to obtain a waiver from the debt holders, could accelerate repayment under the instruments and thereby have a material adverse impact on our liquidity, financial condition, results of operations and ability to make distributions.

Our current and future debt securities are and may be governed by an indenture or other instrument containing covenants restricting our operating flexibility. We, and indirectly our stockholders, bear the cost of issuing and servicing such securities. Our currently outstanding convertible securities have, and any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Borrowings and other types of financing, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Our lenders and debt holders have fixed dollar claims on our assets that are superior to the claims of our common stockholders or any preferred stockholders. If the value of our assets increases, then leveraging would cause the net asset value to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our common stockholders. Leverage is generally considered a speculative investment technique.

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

Changes in interest rates may affect our cost of capital and net investment income.

Because we borrow money, and may issue preferred stock to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds or pay dividends on preferred stock and the rate at which we invest these funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase except to the extent we have issued fixed rate debt or preferred stock, which could reduce our net investment income. Our long-term fixed-rate investments are financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act and applicable commodities laws. Interest rate hedging activities do not protect against credit risk. We have analyzed the potential impact of changes in interest rates on interest income net of interest expense. Assuming no changes to our balance sheet as of March 31, 2014, a hypothetical one percent increase in London Interbank Offered Rate (LIBOR) on our floating rate assets and liabilities would decrease our earnings by approximately two cents per average share over the next twelve months. Assuming no changes to our balance sheet as of March 31, 2014, a hypothetical two percent increase in LIBOR on our floating rate assets and liabilities would increase our earnings by three cents per average share over the next twelve months. Assuming no changes to our balance sheet as of March 31, 2014, a hypothetical three percent increase in LIBOR on our floating rate assets and liabilities would increase our earnings by approximately five cents per average share over the next twelve months. In addition, we believe that our interest rate matching strategy and our ability to hedge mitigates the effects any changes in interest rates may have on our investment income. Although management believes that this is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase or decrease in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate. For more information, see “Management’s Discussion and Analysis of Financial Condition and Result of Operations—Quantitative and Qualitative Disclosure about Market Risk.”

A portion of our floating rate investments may include features such as LIBOR floors. To the extent we invest in credit instruments with LIBOR floors, we may lose some of the benefits of incurring leverage. Specifically, if we issue preferred stock or debt (or otherwise borrow money), our costs of leverage will increase as rates increase. However, we may not benefit from the higher coupon payments resulting from increased interest rates if our investments in LIBOR floors and rates do not rise to levels above the LIBOR floors. In this situation, we will experience increased financing costs without the benefit of receiving higher income. This in turn may result in the potential for a decrease in the level of income available for dividends or distributions made by us.

You should also be aware that a change in the general level of interest rates can be expected to lead to a change in the interest rates we receive on many of our debt investments. Accordingly, a change in interest rates could make it easier for us to meet or exceed the performance threshold and may result in a substantial increase in the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income.

Our business requires a substantial amount of capital to grow because we must distribute most of our income.

Our business requires a substantial amount of capital. We have issued equity securities and have borrowed from financial institutions. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our investment company taxable income to maintain our regulated investment company status. As a result, any such cash earnings may not be available to fund investment originations. We expect to continue to borrow from financial institutions and issue additional debt and equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which may have an adverse effect on the value of our securities. In addition, as a BDC, our ability to borrow or issue additional preferred stock may be restricted if our total assets are less than 200% of our total borrowings and preferred stock.

Many of our portfolio investments are recorded at fair value as determined in good faith by or under the direction of our board of directors and, as a result, there is uncertainty as to the value of our portfolio investments.

A large percentage of our portfolio investments are not publicly traded. The fair value of these investments may not be readily determinable. We value these investments quarterly at fair value (based on ASC 820, its corresponding guidance and the principal markets in which these investments trade) as determined in good faith by or under the direction of our board of directors pursuant to a written valuation policy and a consistently applied valuation process utilizing the input of our investment adviser, independent valuation firms, third party pricing services and the audit committee. Our board of directors utilizes the services of independent valuation firms to aid it in determining the fair value of these investments. The types of factors that may be considered in fair value pricing of these investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to more liquid securities, indices and other market-related inputs, discounted cash flow, our principal market and other relevant factors. For these securities for which a quote is either not readily available or deemed not to represent fair value, we utilize independent valuation firms to assist with valuation of such investments. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a readily available market for these investments existed and may differ materially from the amounts we realize on any disposition of such investments. Our net asset value could be adversely affected if our determinations regarding the fair value of these investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

In addition, decreases in the market values or fair values of our investments are recorded as unrealized loss. Unprecedented declines in prices and liquidity in the corporate debt markets have resulted in significant net unrealized loss in our portfolio in the past. The effect of all of these factors on our portfolio has reduced our NAV by increasing net unrealized loss in our portfolio. Depending on market conditions, we could incur substantial realized losses and may continue to suffer additional unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

The lack of liquidity in our investments may adversely affect our business.

We generally make investments in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager of AGM has material non-public information regarding such portfolio company.

We may experience fluctuations in our periodic results.

We could experience fluctuations in our periodic operating results due to a number of factors, including the interest rates payable on the debt securities we acquire, the default rate on such securities, the level of our expenses (including the interest rates payable on our borrowings), the dividend rates on preferred stock we issue, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from knowingly participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security (other than our securities) from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC through an exemptive order (other than in certain limited situations pursuant to current regulatory guidance). The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances then existing. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

We have applied for an exemptive order from the SEC that would permit us and certain of our affiliates, including investment funds managed by our affiliates, to co-invest. Any such order will be subject to certain terms and conditions and there can be no assurance that such order will be granted by the SEC. Accordingly, we cannot assure you that we or our affiliates, including investment funds managed by our affiliates, will be permitted to co-invest, other than in the limited circumstances currently permitted by regulatory guidance or in the absence of a joint transaction.

There are significant potential conflicts of interest which could adversely affect our investment returns.

Allocation of Personnel

Potential investment opportunities are generally approved by an investment committee composed of senior personnel across AGM including Mr. Zelter and Mr. Goldthorpe. Our executive officers and directors, and the partners of our investment adviser, AIM, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. Moreover, we note that, notwithstanding the difference in principal investment objectives between us and other AGM funds, such other AGM sponsored funds, including new affiliated potential pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by AGM or AIM itself), have and may from time to time have overlapping investment objectives with us and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by us. To the extent such other investment vehicles have overlapping investment objectives, the scope of opportunities otherwise available to us may be adversely affected and/or reduced. As a result, certain partners of AIM may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other AGM funds. In addition, in the event such investment opportunities are allocated among us and other investment vehicles managed or sponsored by, or affiliated with, AIM our desired investment portfolio may be adversely affected. Although AIM endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by AIM or investment managers affiliated with AIM.

No Information Barriers

There are no information barriers amongst AGM and certain of its affiliates. If AIM were to receive material non-public information about a particular company, or have an interest in investing in a particular company, AGM or certain of its affiliates may be prevented from investing in such company. Conversely, if AGM or certain of its affiliates were to receive material non-public information about a particular company, or have an interest in investing in a particular company, we may be prevented from investing in such company.

This risk may affect us more than it does other investment vehicles, as AIM generally does not use information barriers that many firms implement to separate persons who make investment decisions from others who might possess material, non-public information that could influence such decisions. AIM’s decision not to implement these barriers could prevent its investment professionals from undertaking certain transactions such as advantageous investments or dispositions that would be permissible for them otherwise. In addition, AIM could in the future decide to establish information barriers, particularly as its business expands and diversifies.

Co-Investment Activity and Allocation of Investment Opportunities

AGM and its affiliated investment managers, including AIM, may determine that an investment is appropriate both for us and for one or more other funds. In such event, depending on the availability of such investment and other appropriate factors, AIM may determine that we should invest on a side-by-side basis with one or more other funds. We may make all such investments subject to compliance with applicable regulations and interpretations, and our allocation procedures. In certain circumstances negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

AGM has adopted allocation procedures that are intended to ensure that each fund or account managed by AGM or certain of its affiliates (“Apollo-advised funds”) is treated in a manner that, over time, is fair and equitable. Allocations generally are made pro rata based on order size. In certain circumstances, the allocation policy provides for the allocation of investments pursuant to a predefined arrangement that is other than pro rata. As a result, in situations where a security is appropriate for us but is limited in availability, we may receive a lower allocation than may be desired by our portfolio managers or no allocation if it is determined that the investment is more appropriate for a different Apollo-advised fund because of its investment mandate. Investment opportunities may be allocated on a basis other than pro rata to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Apollo-advised fund as compared to another participating Apollo-advised fund.

In the event investment opportunities are allocated among us and other Apollo-advised funds, we may not be able to structure our investment portfolio in the manner desired. Although AGM endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by other Apollo-advised funds or portfolio managers affiliated with AIM. Furthermore, we and the other Apollo-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by us and such other Apollo-advised funds. When this occurs, the various prices may be averaged, and we will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to our disadvantage. In addition, under certain circumstances, we may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is possible that other Apollo-advised funds may make investments in the same or similar securities at different times and on different terms than we do. From time to time, we and the other Apollo-advised funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding us may benefit such other Apollo-advised funds. For example, the sale of a long position or establishment of a short position by us may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised funds, and the purchase of a security or covering of a short position in a security by us may increase the price of the same security held by (and therefore benefit) one or more Apollo-advised funds. In these circumstances AIM and its affiliates will seek to resolve each conflict in a manner that is fair to the various clients involved in light of the totality of the circumstances. In some cases the resolution may not be in our best interests.

AGM and its clients may pursue or enforce rights with respect to an issuer in which we have invested, and those activities may have an adverse effect on us. As a result, prices, availability, liquidity and terms of our investments may be negatively impacted by the activities of AGM or its clients, and transactions for us may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

Fees and Expenses

In the course of our investing activities, we pay management and incentive fees to AIM, and reimburse AIM for certain expenses it incurs. As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments. As a result of this arrangement, there may be times when the management team of AIM has interests that differ from those of our common stockholders, giving rise to a conflict.

AIM receives a quarterly incentive fee based, in part, on our pre-incentive fee income, if any, for the immediately preceding calendar quarter. This incentive fee will not be payable to AIM unless the pre-incentive net investment income exceeds the performance threshold. To the extent we or AIM are able to exert influence over our portfolio companies, the quarterly pre-incentive fee may provide AIM with an incentive to induce our portfolio companies to prepay interest or other obligations in certain circumstances.

Allocation of Expenses

We have entered into a royalty-free license agreement with AGM, pursuant to which AGM has agreed to grant us a non-exclusive license to use the name “Apollo.” Under the license agreement, we have the right to use the “Apollo” name for so long as AIM or one of its affiliates remains our investment adviser. In addition, we rent office space from AIA, an affiliate of AIM, and pay AIA our allocable portion of overhead and other expenses incurred by AIA in performing its obligations under the administration agreement, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs, which can create conflicts of interest that our board of directors must monitor.

In the past following periods of volatility in the market price of a company’s securities, securities class action litigation has, from time to time, been brought against that company.

If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Changes in the laws or regulations governing our business or the businesses of our portfolio companies and any failure by us or our portfolio companies to comply with these laws or regulations, could negatively affect the profitability of our operations or of our portfolio companies.

We are subject to changing rules and regulations of federal and state governments, as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and The NASDAQ Global Select Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations. In particular, changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, financial condition and results of operations.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board of directors, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board of directors does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer. We intend to give the SEC prior notice should our board of directors elect to amend our bylaws to repeal the exemption from the Control Share Acquisition Act.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

We may choose to pay dividends in our own common stock, in which case you may be required to pay federal income taxes in excess of the cash dividends you receive.

We may distribute taxable dividends that are payable in cash and shares of our common stock at the election of each stockholder. The Internal Revenue Service has issued private letter rulings on cash/stock dividends paid by RICs and real estate investment trusts where the cash component is limited to 20% of the total distribution if certain requirements are satisfied. Stockholders receiving such dividends will be required to include the full amount of the dividend (including the portion payable in stock) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of our current and accumulated earnings and profits for federal income tax purposes. As a result, stockholders may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. If a U.S. stockholder sells the common stock that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our common stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. In addition, if a significant number of our stockholders determine to sell shares of our common stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our common stock. It is unclear whether and to what extent we will be able to pay taxable dividends in cash and common stock (whether pursuant to a private letter ruling or otherwise).

Climate Change.

There is evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increased energy use due to weather changes may require additional investments by our portfolio companies engaged in the energy business in more pipelines and other infrastructure to serve increased demand. Increases in the cost of energy also could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions. Energy companies could also be affected by the potential for lawsuits against or taxes or other regulatory costs imposed on greenhouse gas emitters, based on links drawn between greenhouse gas emissions and climate change.

Our investment adviser and administrator have the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our business, financial condition and results of operations.

Our investment adviser and administrator have the right, under our investment management agreement and administration agreement, respectively, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our investment adviser or our administrator resigns, we may not be able to find a replacement or hire internal management or administration with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our business, financial condition and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities or our internal administration activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates or our administrator and its affiliates. Even if we are able to retain comparable management or administration, whether internal or external, the integration of such management or administration and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition and results of operations.

RISKS RELATED TO OUR INVESTMENTS

Our investments in prospective portfolio companies are risky, and you could lose all or part of your investment.

Investment in middle-market companies is speculative and involves a number of significant risks including a high degree of risk of credit loss. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment. In addition, they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Middle-market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us. Middle-market companies also generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

We invest primarily in secured, unsecured and mezzanine debt of private middle-market companies. We also may invest in equity and structured products, such as CLOs and CLNs. We may not realize gains from our equity investments.

Secured loans, which we define to include first lien and second lien debt, are the most senior form of indebtedness of an issuer and, due to the ability of the lender to sell the collateral to repay its loan in the event of default, the lender will likely experience more favorable recovery than more junior creditors in the event of the issuer defaults on its indebtedness.

Unsecured debt or loans, also referred to as mezzanine loans or subordinated debt are generally unsecured and junior to other indebtedness of the issuer. As a consequence, the holder of a mezzanine loan may lack adequate protection in the event the issuer becomes distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event the issuer defaults on its indebtedness. In addition, mezzanine loans of middle-market companies are often highly illiquid and in adverse market conditions may experience steep declines in valuation even if they are fully performing.

We may invest in debt and equity positions of structured products, such as CLOs and CLNs. These structured products are typically a form a securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches.

When we invest in unsecured and secured loans, we have acquired and may continue to acquire warrants or other equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our investments in structured products may be riskier and less transparent to us and our stockholders than direct investments in the underlying companies.

We invest in structured products. Generally, there may be less information available to us regarding the underlying debt investments held by structured products than if we had invested directly in the debt of the underlying companies. As a result, our stockholders will not know the details of the underlying securities of the structured products in which we will invest. Our structured product investments will also be subject to the risk of leverage associated with the debt issued by such structured products and the repayment priority of senior debt holders in such structured products. Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

Structured products typically will have no significant assets other than their underlying loans; payments on structured product investments are and will be payable solely from the cashflows from such loans.

Structured products typically will have no significant assets other than their underlying loans. Accordingly, payments on structured product investments are and will be payable solely from the cashflows from such loans, net of all management fees and other expenses. Payments to us as a holder of structured product investments are and will be met only after payments due on the senior notes (and, where appropriate, the junior secured notes) from time to time have been made in full. This means that relatively small numbers of defaults of loans may adversely impact our returns.

Our structured product investments are exposed to leveraged credit risk.

We may be in a subordinated position with respect to realized losses on loans underlying our investments in structured products. The leveraged nature of structured products, in particular, magnifies the adverse impact of loan defaults. Structured product investments represent a leveraged investment with respect to the underlying loans. Therefore, changes in the market value of the structured product investments could be greater than the change in the market value of the underlying loans, which are subject to credit, liquidity and interest rate risk.

There is the potential for interruption and deferral of cashflow from CLO investments.

If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to loan defaults, then cashflow that otherwise would have been available to pay distributions to us on our CLO investments may instead be used to redeem any senior notes or to purchase additional loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. This could result in an elimination, reduction or deferral in the distribution and/or principal paid to the holders of the CLO investments, which would adversely impact our returns.

Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our CLO investment strategy involves investments in foreign CLOs. Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we, and the CLOs in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions. In addition, the underlying companies of the CLOs in which we invest may be foreign, which may create greater exposure for us to foreign economic developments.

The payment of underlying portfolio manager fees and other charges on CLO investments could adversely impact our returns.

We may invest in CLO investments where the underlying portfolio securities may be subject to management, administration and incentive or performance fees, in addition to those payable by us. Payment of such additional fees could adversely impact the returns we achieve.

The inability of a CLO collateral manager to reinvest the proceeds of the prepayment of loans may adversely affect us.

There can be no assurance that for any CLO investment, in the event that any of the loans of a CLO underlying such investment are prepaid, the CLO collateral manager will be able to reinvest such proceeds in new loans with equivalent investment returns. If the CLO collateral manager cannot reinvest in new loans with equivalent investment returns, the interest proceeds available to pay interest on the rated liabilities and investments may be adversely affected.

Our CLO investments are subject to prepayments and calls, increasing re-investment risk.

Our CLO investments and/or the underlying senior secured loans may be prepaid more quickly than expected, which could have an adverse impact on our value. Prepayment rates are influenced by changes in interest rates and a variety of economic, geographic and other factors beyond our control, and consequently cannot be predicted with certainty. In addition, for a CLO collateral manager there is often a strong incentive to refinance well performing portfolios once the senior tranches amortize. The yield to maturity of the investments will depend on the amount and timing of payments of principal on the loans and the price paid for the investments. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments of the debt.

Furthermore, our CLO investments generally do not contain optional call provisions, other than a call at the option of the holders of the equity tranches for the senior notes and the junior secured notes to be paid in full after the expiration of an initial period in the deal (referred to as the “non-call period”).

The exercise of the call option is by the relevant percentage (usually a majority) of the holders of the equity tranches and, therefore, where we do not hold the relevant percentage we will not be able to control the timing of the exercise of the call option. The equity tranches also generally have a call at any time based on certain tax event triggers. In any event, the call can only be exercised by the holders of equity tranches if they can demonstrate (in accordance with the detailed provisions in the transaction) that the senior notes and junior secured notes will be paid in full if the call is exercised.

Early prepayments and/or the exercise of a call option other than at our request may also give rise to increased re-investment risk with respect to certain investments, as we may realize excess cash earlier than expected. If we are unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net income and, consequently, could have an adverse impact on our ability to pay dividends.

We have limited control of the administration and amendment of loans owned by the CLOs in which we invest.

We may not be able to directly enforce any rights and remedies in the event of a default of a loan held by a CLO vehicle. In addition, the terms and conditions of the Senior Secured Loans underlying our CLO investments may be amended, modified or waived only by the agreement of the underlying lenders. Generally, any such agreement must include a majority or a super majority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligations arising from loans could be modified, amended or waived in a manner contrary to our preferences.

We have limited control of the administration and amendment of any CLO in which we invest.

The terms and conditions of target securities may be amended, modified or waived only by the agreement of the underlying security holders. Generally, any such agreement must include a majority or a super majority (measured by outstanding amounts) or, in certain circumstances, a unanimous vote of the security holders. Consequently, the terms and conditions of the payment obligation arising from the CLOs in which we invest be modified, amended or waived in a manner contrary to our preferences.

Loans of CLOs may be sold and replaced resulting in a loss to us.

The loans underlying our CLO investments may be sold and replacement collateral purchased within the parameters set out in the relevant CLO indenture between the CLO and the CLO trustee and those parameters may typically only be amended, modified or waived by the agreement of a majority of the holders of the senior notes and/or the junior secured notes and/or the equity tranche once the CLO has been established. If these transactions result in a net loss, the magnitude of the loss from the perspective of the equity tranche would be increased by the leveraged nature of the investment.

Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect.

We expect that a majority of our portfolio will consist of equity and junior debt investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered up to approximately 10 times, and therefore the junior debt and equity tranches that we will invest in are subject to a higher risk of total loss. In particular, investors in CLOs indirectly bear risks of the underlying debt investments held by such CLOs. We will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entities that sponsored the CLOs. Although it is difficult to predict whether the prices of indices and securities underlying CLOs will rise or fall, these prices, and therefore, the prices of the CLOs, will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.

The investments we make in CLOs are thinly traded or have only a limited trading market. CLO investments are typically privately offered and sold, in the primary and secondary markets. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from the underlying loans will not be adequate to make interest or other payments; (ii) the quality of the underlying loans may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO or unexpected investment results. Further, our investments in equity and junior debt tranches of CLOs are subordinate to the senior debt tranches thereof.

Investments in structured vehicles, including equity and junior debt instruments issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying Senior Secured Loans held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we invest, are less liquid than many other types of securities and may be more volatile than the Senior Secured Loans underlying the CLOs in which we invest.

Non-investment grade debt involves a greater risk of default and higher price volatility than investment grade debt.

The loans underlying our CLO investments typically are rated non-investment grade and, in limited circumstances, are unrated. Non-investment grade securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default and higher price volatility than investment grade debt.

We will have no influence on management of underlying investments managed by non-affiliated third party CLO collateral managers.

We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold as those portfolios are managed by non-affiliated third party CLO collateral managers. Similarly, we are not responsible for and have no influence over the day-to-day management, administration or any other aspect of the issuers of the individual securities.

As a result, the values of the portfolios underlying our CLO investments could decrease as a result of decisions made by third party CLO collateral managers.

The Volcker Rule may impact how we operate our business.

Section 13 of the Bank Holding Company Act of 1956, as amended, often referred to as the “Volcker Rule,” is expected to impose significant restrictions on banking entities’ ability to sponsor or invest in hedge funds, private equity funds or commodity pools, collectively referred to as covered funds. Certain structured products will be considered covered funds under the Volcker Rule and banking entities’ investments in such structured products may be considered ownership interests that are prohibited. The rules are highly complex, and many aspects of the implementation of the Volcker Rule remain unclear. We are in the process of assessing the impact of the Volcker Rule on our investments, structured products and on our industry. The Volcker Rule may have a material adverse effect on our investments and structured products, and therefore may adversely affect our share price.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets may increase and the value of our portfolio may decrease during these periods if we are required to write down the values of our investments. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that we hold. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to, among other things, lender liability or fraudulent conveyance claims.

We could, in certain circumstances, become subject to potential liabilities that may exceed the value of our original investment in a portfolio company that experiences severe financial difficulties. For example, we may be adversely affected by laws related to, among other things, fraudulent conveyances, voidable preferences, lender liability, and the bankruptcy court’s discretionary power to disallow, subordinate or disenfranchise particular claims or re-characterize investments made in the form of debt as equity contributions.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to BDCs, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

Our portfolio contains a limited number of portfolio companies, which subjects us to a greater risk of significant loss if any of these companies defaults on its obligations under any of its debt securities.

A consequence of the limited number of investments in our portfolio is that the aggregate returns we realize may be significantly adversely affected if one or more of our significant portfolio company investments perform poorly or if we need to write down the value of any one significant investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our portfolio could contain relatively few portfolio companies.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing or (3) attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments, may be constrained in our ability to employ available funds, or otherwise may lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with BDC requirements or the desire to maintain our tax status.

When we do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not generally take controlling equity positions in our portfolio companies. To the extent that we do not hold a controlling equity interest in a portfolio company, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We have invested and will continue to invest primarily in privately-held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of AIM’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies.

If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately-held companies frequently have less diverse product lines and smaller market presence than public company competitors, which often are larger. These factors could affect our investment returns.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We have invested and intend to invest primarily in mezzanine and senior debt securities issued by our portfolio companies. The portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Our incentive fee may induce AIM to make certain investments, including speculative investments.

The incentive fee payable by us to AIM may create an incentive for AIM to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to AIM is determined, which is calculated separately in two components as a percentage of the net investment income (subject to a performance threshold) and as a percentage of the realized gain on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in offerings of common stock, securities convertible into our common stock or warrants representing rights to purchase our common stock or securities convertible into our common stock. In addition, AIM receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on net investment income, there is no performance threshold applicable to the portion of the incentive fee based on net capital gains. As a result, AIM may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to AIM also may create an incentive for AIM to invest on our behalf in instruments that have a deferred interest feature such as investments with PIK provisions. Under these investments, we would accrue the interest over the life of the investment but would typically not receive the cash income from the investment until the end of the term or upon the investment being called by the issuer. Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest. For the time period between April 1, 2012 and March 31, 2015, the portion of the incentive fee that is attributable to deferred interest, such as PIK, will not be paid to AIM until Apollo Investment receives such interest in cash. The accrual of incentive fees shall be reversed if such interest is reversed in connection with any write-off or similar treatment of the investment. The payment of incentive fees to AIM is made on accruals of expected cash interest. If a portfolio company defaults on a loan, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Thus, while a portion of this incentive fee would be based on income that we have not yet received in cash and with respect to which we do not have a formal claw-back right against our investment adviser per se, the amount of accrued income to the extent written off in any period will reduce the income in the period in which such write-off was taken and thereby reduce such period’s incentive fee payment.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to AIM with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of AIM as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

We may be obligated to pay our investment adviser incentive compensation even if we incur a loss.

Our investment adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our pre-incentive fee net investment income for that quarter (before deducting incentive compensation) above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that we may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay AIM incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. In addition, increases in interest rates may increase the amount of incentive fees we pay to our investment adviser even though our performance relative the market has not increased.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. These risks are likely to be more pronounced for investments in companies located in emerging markets and particularly for middle-market companies in these economies.

Although most of our investments are denominated in U.S. dollars, our investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency may change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective.

Hedging transactions may expose us to additional risks.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps,

caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Our ability to engage in hedging transactions may also be adversely affected by recent rules adopted by the CFTC.

While we may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. Our ability to engage in hedging transactions may also be adversely affected by recent rules adopted by the CFTC.

RISKS RELATED TO MATURITY OF OUR DEBT INSTRUMENTS

Our senior secured credit facility begins amortizing in September 2017 and any inability to renew, extend or replace the facility could adversely impact our liquidity and ability to find new investments or maintain distributions to our stockholders.

We maintain a senior secured multi-currency revolving credit facility (the “Senior Secured Facility”) with a group of lenders, under which we had approximately $602 million of indebtedness outstanding at March 31, 2014. Our lenders’ obligation to make new loans or other extensions of credit under the Senior Secured Facility ceases on August 31, 2017, and the facility has a final stated maturity date of August 31, 2018. In addition, commencing on September 30, 2017, Apollo Investment is required to repay, in twelve consecutive monthly installments of equal size, the outstanding amount under the Senior Secured Facility as of August 31, 2017. There can be no assurance that we will be able to renew, extend or replace the Senior Secured Facility upon the termination of the lenders’ obligations to make new loans or the Senior Secured Facility’s final maturity on terms that are favorable to us, if at all. Our ability to renew, extend or replace the Senior Secured Facility will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to renew, extend or replace the Senior Secured Facility at the time of the termination of the lenders’ obligations to make new loans or the Senior Secured Facility’s final maturity, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC.

Our senior secured notes and our senior unsecured convertible notes have maturity dates over the course of the next several years, and any inability to replace or repay our senior secured notes or our senior unsecured convertible notes could adversely impact our liquidity and ability to fund new investments or maintain distributions to our stockholders.

On September 30, 2010, we entered into a note purchase agreement, providing for a private placement issuance of $225 million in aggregate principal amount of five-year, senior secured notes with a fixed interest rate of 6.25% and a maturity date of October 4, 2015 (the “Senior Secured Notes”). On January 25, 2011, we closed a private offering of $200 million aggregate principal amount of senior unsecured convertible notes (the

“Convertible Notes”). The Convertible Notes bear interest at an annual rate of 5.75% and will mature on January 15, 2016 unless earlier converted or repurchased at the holder’s option. On September 29, 2011, we closed a private offering of $45 million aggregate principal amount of senior secured notes consisting of two series: (1) 5.875% Senior Secured Notes, Series A, of Apollo Investment due September 29, 2016 in the aggregate principal amount of $29 million (the “Series A Notes”); and (2) 6.250% Senior Secured Notes, Series B, of Apollo Investment due September 29, 2018, in the aggregate principal amount of $16 million (the “Series B Notes”).

On October 9, 2012, Apollo Investment issued $150 million in aggregate principal amount of 6.625% senior unsecured notes due October 15, 2042 (the “2042 Notes”). On June 17, 2013 Apollo Investment issued $135 million in aggregate principal amount of 6.875% senior unsecured notes due July 15, 2043 (the “2043 Notes”). An additional $15 million in aggregate principal amount of the 2043 Notes was issued on June 24, 2013 pursuant to the underwriters’ exercise of their option to purchase additional notes.

There can be no assurance that we will be able to replace the Senior Secured Notes, the Convertible Notes, the Series A Notes, the Series B Notes, the 2042 Notes or the 2043 Notes upon their maturity on terms that are favorable to us, if at all. Our ability to replace the Senior Secured Notes, the Convertible Notes, the Series A Notes, the Series B Notes, the 2042 Notes or the 2043 Notes will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to replace or repay the Senior Secured Notes, the Convertible Notes, the Series A Notes, the Series B Notes, the 2042 Notes or the 2043 Notes at the time of their maturity, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC.

RISKS RELATED TO ISSUANCE OF OUR PREFERRED STOCK

An investment in our preferred stock should not constitute a complete investment program.

If we issue preferred stock, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of the common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock we might issue would have the right to elect members of the board of directors and class voting rights on certain matters.

Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of the board of directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies or the terms of our credit facilities, might impair our ability to maintain our qualification as a RIC for federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

RISKS RELATING TO AN INVESTMENT IN OUR COMMON STOCK

Investing in our securities involves a high degree of risk and is highly speculative.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, therefore, an investment in our securities may not be suitable for someone with a low risk tolerance.

There is a risk that investors in our equity securities may not receive distributions or that our distributions may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may in the future be limited in our ability to make distributions. Also, our revolving credit facility may limit our ability to declare dividends if we default under certain provisions or fail to satisfy certain other conditions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of the tax benefits available to us as a RIC. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue or market discount. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a RIC.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years. We will not be subject to excise taxes on amounts on which we are required to pay corporate income taxes (such as retained net capital gains).

Finally, if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to liquidate some of our investments and raise cash in order to make cash distribution payments.

Our shares may trade at discounts from net asset value or at premiums that are unsustainable over the long term.

Shares of business development companies may trade at a market price that is less than the net asset value that is attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at a premium that is unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether shares will trade at, above, or below net asset value.

Investigations and reviews of Apollo affiliates’ use of placement agents could harm Apollo Investment’s reputation, depress its stock price or have other negative consequences.

While Apollo Investment has not, to date, raised any funds through the use of placement agents (other than through the ordinary course engagement of underwriters, from time to time, in connection with the public offering of Apollo Investment’s securities), affiliates of AIM sometimes use placement agents to assist in marketing certain of the investment funds that they manage. Various state attorneys general and federal and state agencies have initiated industry-wide investigations into the use of placement agents in connection with the solicitation of investments, particularly with respect to investments by public pension funds. Certain affiliates of AGM have received subpoenas and other requests for information from various government regulatory agencies and investors in AGM’s funds, seeking information regarding the use of placement agents. The California Public Employees’ Retirement System (“CalPERS”), one of AGM’s strategic investors, announced on October 14, 2009, that it had initiated a special review of placement agents and related issues. The report of the CalPERS special review was issued on March 14, 2011. That report does not allege any wrongdoing on the part of AGM or its affiliates. In addition, on May 6, 2010, the California Attorney General filed a civil complaint against Alfred Villalobos and his company, Arvco Capital Research, LLC (a placement agent that AGM has used) and Federico Buenrostro Jr., the former CEO of CalPERS, alleging conduct in violation of certain California laws in connection with CalPERS’ purchase of securities in various funds managed by AGM and another asset manager. No AGM entity is a party to the civil lawsuit, nor does the lawsuit allege any misconduct on the part of Apollo Investment, AIM or AGM. Likewise, on April 23, 2012, the United States Securities and Exchange Commission filed a lawsuit alleging securities fraud on the part of Arvco, as well as Messrs. Buenrostro and Villalobos, in connection with their activities concerning certain CalPERS investments in funds managed by AGM. This lawsuit also does not allege wrongdoing on the part of AGM, and in fact alleges that AGM was defrauded by Arvco, Villalobos, and Buenrostro. Finally, on December 29, 2011, the United States Bankruptcy Court for the District of Nevada approved an application made by Mr. Villalobos, Arvco and related entities (the “Arvco Debtors”) in their consolidated bankruptcy proceedings to hire Special Litigation Counsel to pursue certain claims on behalf of the bankruptcy estates of the Arvco Debtors, including potential claims against AGM (a) for fees that AGM purportedly owes the Arvco Debtors for placement agent services, and (b) for indemnification of legal fees and expenses arising out of the Arvco Debtors’ defense of the California Attorney General action described above. On April 23, 2012, the SEC filed a lawsuit alleging securities fraud on the part of Arvco, as well as Messrs. Buenrostro and Villalobos, in connection with their activities concerning certain Calpers investment funds managed by AGM. On March 14, 2013, the United States Department of Justice unsealed an indictment against Messrs. Villalobos and Buenrostro alleging, among other crimes, fraud in connection with those same activities; again, AGM is not accused of any wrongdoing and in fact is alleged to have been defrauded by the defendants. Additionally, on April 15, 2013, Mr. Villalobos and the Arvco Debtors brought a civil action in the United States Bankruptcy Court for the District of Nevada against AGM. This action alleges that Arvco served as a placement agent for AGM in connection with several funds associated with AGM, and seek to recover purported fees they claim AGM has not paid them for a portion of Arvco’s placement agent services. In addition, the Arvco Debtors allege that Apollo has interfered with the Arvco Debtors’ commercial relationships with third parties, purportedly causing the Arvco Debtors to lose business and to incur fees and expenses in the defense of various investigations and litigations. The Arvco Debtors also seek compensation from AGM for these alleged lost profits and fees and expenses. The Arvco Debtors’ complaint asserts various theories of recovery under the Bankruptcy Code and the common law. AGM denies the merit of all of the Arvco Debtors’ claims and will vigorously contest them. The Bankruptcy Court has stayed the civil action until April 2014. This lawsuit does not allege wrongdoing on the part of Apollo, and in fact alleges that AGM was defrauded by Arvco, Villalobos and Buenrostro. AGM has informed us that it believes it has handled its use of placement agents in an appropriate manner and that it is cooperating with such investigations and other reviews. Any unanticipated developments from these or future investigations or changes in industry practice may adversely affect AGM’s business (including with respect to AIM) or indirectly thereby, Apollo Investment’s business. Even if these investigations or changes in industry practice do not directly or indirectly affect AGM’s or Apollo Investment’s respective businesses, adverse publicity could harm our reputation and may cause us to lose existing investors, fail to gain new investors, depress our stock price or have other negative consequences.

On May 19, 2013, AGM was served with a subpoena by the New York State Department of Financial Services (the “DFS”) regarding its investments in any annuity or life businesses, or annuity contracts or life policies. The subpoena is part of what we understand to be an industry-wide investigation by the DFS into investments by financial institutions in annuity and life insurance companies. AGM has informed us that it is cooperating with the investigation.

The market price of our securities may fluctuate significantly.

The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

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volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of AIM’s key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

We may be unable to invest the net proceeds raised from offerings on acceptable terms, which would harm our financial condition and operating results.

Until we identify new investment opportunities, we intend to either invest the net proceeds of future offerings in interest-bearing deposits or other short-term instruments or use the net proceeds from such offerings to reduce then-outstanding obligations under our credit facility. We cannot assure you that we will be able to find enough appropriate investments that meet our investment criteria or that any investment we complete using the proceeds from an offering will produce a sufficient return.

Sales of substantial amounts of our securities may have an adverse effect on the market price of our securities.

Sales of substantial amounts of our securities, or the availability of such securities for sale, could adversely affect the prevailing market prices for our securities. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

If you do not fully exercise your subscription rights in any rights offering of our common stock, your interest in us may be diluted and, if the subscription price is less than our net asset value per share, you may experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights to acquire shares of our common stock, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of the rights offering, own a smaller proportional interest in us than would be the case if they fully exercised their rights.

In addition, if the subscription price is less than the net asset value per share of our common stock, a stockholder who does not fully exercise its subscription rights may experience an immediate dilution of the aggregate net asset value of its shares as a result of the offering.

We would not be able to state the amount of any such dilution prior to knowing the results of the offering. Such dilution could be substantial.

Stockholders may experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

All distributions declared in cash payable to stockholders that are participants in our dividend reinvestment plan are generally automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the dividend reinvestment plan may experience dilution over time. Stockholders who do not elect to receive distributions in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the distribution payable to a stockholder.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from selling securities pursuant to this prospectus for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective and strategies. We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus will be used within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Our portfolio is comprised primarily of investments in debt, including secured, unsecured and mezzanine debt of private-middle market companies that, in the case of senior secured loans, generally are not broadly syndicated and whose aggregate tranche size is typically less than $250 million. Pending our investments in new debt investments, we plan to invest a portion of the net proceeds from an offering in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment, to reduce then-outstanding obligations under our debt instruments, or for other general corporate purposes. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation—Temporary investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

DISTRIBUTIONS

We intend to continue to pay dividends or make other distributions on a quarterly basis to our stockholders. Our quarterly distributions, if any, will be determined by our board of directors. We expect that our distributions to shareholders generally will be from accumulated net investment income and from cumulative net realized capital gains, as applicable, although a portion may represent a return of capital.

We have elected to be taxed as a RIC under Subchapter M of the Code. To maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In addition, we have substantial net capital loss carryforwards and consequently do not expect to generate cumulative net capital gains in the foreseeable future.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may in the future be limited in our ability to make distributions. Also, our revolving credit facility may limit our ability to declare dividends if we default under certain provisions or fail to satisfy certain other conditions. If we do not distribute a certain percentage of our income annually, we may suffer adverse tax consequences, including possible loss of the tax benefits available to us as a regulated investment company. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual PIK interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue or market discount. Since we may recognize income before or without receiving cash representing such income, we may not be able to meet the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a regulated investment company.

With respect to the distributions to stockholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies is treated as taxable income and accordingly, distributed to stockholders.

All distributions declared in cash payable to stockholders that are participants in our dividend reinvestment plan are generally automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the dividend reinvestment plan may experience dilution over time. Stockholders who do not elect to receive distributions in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the distribution payable to a stockholder.

The following table lists the quarterly distributions per share from our common stock for the past two fiscal years.

Declared Distributions
Fiscal Year Ended March 31, 2014
Fourth Fiscal Quarter	$0.20
Third Fiscal Quarter	$0.20
Second Fiscal Quarter	$0.20
First Fiscal Quarter	$0.20

Fiscal Year Ended March 31, 2013
Fourth Fiscal Quarter	$0.20
Third Fiscal Quarter	$0.20
Second Fiscal Quarter	$0.20
First Fiscal Quarter	$0.20

SELECTED FINANCIAL DATA

The Statement of Operations, Per Share and Balance Sheet data for the fiscal years ended March 31, 2014, 2013, 2012, 2011 and 2010 are derived from our financial statements which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm.

This selected financial data should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

	For the Year Ended March 31, (dollar amounts in thousands, except per share data)
Statement of Operations Data:	2014	2013	2012	2011	2010
Total Investment Income	$381,346	$331,994	$357,584	$358,779	$340,238
Net Expenses (including excise taxes)	$180,098	$164,634	$184,842	$167,607	$140,828
Net Investment Income	$201,248	$167,360	$172,742	$191,172	$199,410
Net Realized and Unrealized Gains (Losses)	$69,624	$(62,889)	$(259,006)	$(10,760)	$63,880
Net Increase (Decrease) in Net Assets Resulting from Operations	$270,872	$104,471	$(86,264)	$180,412	$263,290

Per Share Data:
Net Asset Value	$8.67	$8.27	$8.55	$10.03	$10.06
Net Investment Income	$0.91	$0.83	$0.88	$0.99	$1.26
Net Earnings (Loss) Per Share (Basic)	$1.21	$0.51	$(0.44)	$0.93	$1.65
Net Earnings (Loss) Per Share (Diluted)	$1.18	$0.51	$(0.44)	$0.93	$1.65
Distributions Declared	$0.80	$0.80	$1.04	$1.12	$1.10

Balance Sheet Data:
Total Assets	$3,641,951	$2,944,312	$2,775,263	$3,148,813	$3,465,116
Debt Outstanding	$1,372,261	$1,156,067	$1,009,337	$1,053,443	$1,060,616
Total Net Assets	$2,051,611	$1,677,389	$1,685,231	$1,961,031	$1,772,806

Other Data:
Total Return (1)	9.4%	28.2%	(32.4)%	5.1%	313.0%
Number of Portfolio Companies at Year End	111	81	62	69	67
Total Portfolio Investments for the Year	$2,816,149	$1,537,366	$1,480,508	$1,085,601	$716,425
Investment Sales and Repayments for the Year	$2,322,189	$1,337,431	$1,634,520	$977,493	$451,687
Weighted Average Yield on Debt Portfolio at Year End	11.1%	11.9%	11.9%	11.6%	11.8%
Weighted Average Shares Outstanding at Year End (Basic) (2)	222,800	202,875	196,584	193,192	159,369
Weighted Average Shares Outstanding at Year End (Diluted) (2)	237,348	217,423	211,132	195,823	159,369

(1)	Total return is based on the change in market price per share and takes into account dividends and distributions, if any, reinvested in accordance with our dividend reinvestment plan.

(2)	In applying the if-converted method, conversion is not assumed for purposes of computing diluted earnings per share if the effect would be anti-dilutive. For fiscal years ended March 31, 2013 and March 31, 2012, anti-dilution would total $0.02 and $0.08, respectively.

FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

We generally use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, we have a general obligation to update to reflect material changes in our disclosures and you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere in this prospectus.

OVERVIEW

Apollo Investment was incorporated under the Maryland General Corporation Law in February 2004. We have elected to be treated as a BDC under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, for federal income tax purposes we have elected to be treated as a RIC under Subchapter M of the Code. Pursuant to this election and assuming we qualify as a RIC, we generally do not have to pay corporate-level federal income taxes on any income we distribute to our stockholders. Apollo Investment commenced operations on April 8, 2004 upon completion of its initial public offering that raised $870 million in net proceeds selling 62 million shares of its common stock at a price of $15.00 per share. Since then, and through March 31, 2014, we have raised approximately $2.2 billion in net proceeds from additional offerings of common stock.

Investments

Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. As a business development company, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions).

Revenue

We generate revenue primarily in the form of interest and dividend income from the securities we hold and capital gains, if any, on investment securities that we may acquire in portfolio companies. Our debt investments, whether in the form of mezzanine or senior secured loans, generally have a stated term of five to ten years and bear interest at a fixed rate or a floating rate usually determined on the basis of a benchmark: LIBOR, Euro Interbank Offered Rate (EURIBOR), British pound sterling LIBOR (GBP LIBOR), or the prime rate. Interest on debt securities is generally payable quarterly or semiannually and while U.S. subordinated debt and corporate notes typically accrue interest at fixed rates, some of our investments may include zero coupon and/or step-up bonds that accrue income on a constant yield to call or maturity basis. In addition, some of our investments provide for PIK interest or dividends. Such amounts of accrued PIK interest or dividends are added to the cost of the investment on the respective capitalization dates and generally become due at maturity of the investment or upon the investment being called by the issuer. We may also generate revenue in the form of commitment, origination, structuring fees, fees for providing managerial assistance and, if applicable, consulting fees, etc.

Expenses

All investment professionals of the investment adviser and their staff, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of that personnel which is allocable to those services are provided and paid for by AIM. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	investment advisory and management fees;

•

expenses incurred by AIM payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies;

•	calculation of our net asset value (including the cost and expenses of any independent valuation firm);

•	direct costs and expenses of administration, including independent registered public accounting and legal costs;

•	costs of preparing and filing reports or other documents with the SEC;

•	interest payable on debt, if any, incurred to finance our investments;

•	offerings of our common stock and other securities;

•	registration and listing fees;

•	fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments;

•	transfer agent and custodial fees;

•	taxes;

•	independent directors’ fees and expenses;

•	marketing and distribution-related expenses;

•	the costs of any reports, proxy statements or other notices to stockholders, including printing and postage costs;

•	our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	organizational costs; and

•

all other expenses incurred by us or the Administrator in connection with administering our business, such as our allocable portion of overhead under the Administration Agreement, including rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs.

We expect our general and administrative operating expenses related to our ongoing operations to increase moderately in dollar terms. During periods of asset growth, we generally expect our general and administrative operating expenses to decline as a percentage of our total assets and increase during periods of asset declines. Incentive fees, interest expense and costs relating to future offerings of securities, among others, may also increase or reduce overall operating expenses based on portfolio performance, interest rate benchmarks, and offerings of our securities relative to comparative periods, among other factors.

Portfolio and Investment Activity

Our portfolio and investment activity during the fiscal years ended March 31, 2014 and 2013 is as follows:

(amounts in millions)	For the fiscal year ended March 31, 2014	For the fiscal year ended March 31, 2013
Investment made in portfolio companies (1)	$2,816	$1,537
Investments sold	(1,006)	(717)

Net activity before repaid investments	1,810	820
Investments repaid	(1,316)	(621)

Net investment activity	$494	$199

Portfolio companies, at beginning of period	81	62
Number of new portfolio companies	81	49
Number of exited companies	51	30

Portfolio companies, at end of period	111	81

Number of investments in existing portfolio companies	81	36

(1)	Investments were primarily made through a combination of primary and secondary debt investments.

Our portfolio composition and weighted average yields at March 31, 2014 and at March 31, 2013 are as follows:

	March 31, 2014	March 31, 2013
Portfolio composition, measured at fair value:
Secured debt	56%	44%
Unsecured debt	27%	43%
Structured products and other	6%	7%
Common equity, preferred equity and warrants	11%	6%
Weighted average yields, at current cost basis, exclusive of securities on non-accrual status:
Secured debt portfolio	10.8%	11.2%
Unsecured debt portfolio	11.5%	12.7%
Total debt portfolio	11.1%	11.9%
Income-bearing investment portfolio composition, measured at fair value:
Fixed rate amount	$1.7 billion	$1.6 billion
Floating rate amount	$1.3 billion	$0.9 billion
Fixed rate %	58%	64%
Floating rate %	42%	36%
Income-bearing investment portfolio composition, measured at cost:
Fixed rate amount	$1.7 billion	$1.6 billion
Floating rate amount	$1.2 billion	$0.9 billion
Fixed rate %	58%	65%
Floating rate %	42%	35%

Since the initial public offering of Apollo Investment in April 2004 and through March 31, 2014, invested capital totaled $13.1 billion in 291 portfolio companies. Over the same period, Apollo Investment completed transactions with more than 100 different financial sponsors.

CRITICAL ACCOUNTING POLICIES

Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ materially. In addition to the discussion below, our critical accounting policies are further described in the notes to the financial statements.

Valuation of Portfolio Investments

Under procedures established by our board of directors, we value investments, including certain secured debt, unsecured debt, and other debt securities with maturities greater than 60 days, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value). We attempt to obtain market quotations from at least two brokers or dealers (if available, otherwise from a principal market maker or a primary market dealer or other independent pricing service). We utilize mid-market pricing as a practical expedient for fair value unless a different point within the range is more representative. If and when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Accordingly, such investments go through our multi-step valuation process as described below. In each case, our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 3 categorized assets. Debt investments with remaining maturities of 60 days or less may each be valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of our investment adviser, does not represent fair value, in which case such investments shall be valued at fair value as determined in good faith by or under the direction of our board of directors including using market quotations where available. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors. Such determination of fair values may involve subjective judgments and estimates.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with senior management of our investment adviser;

(3) independent valuation firms are engaged by our board of directors to conduct independent appraisals by reviewing our investment adviser’s preliminary valuations and then making their own independent assessment;

(4) the audit committee of the board of directors reviews the preliminary valuation of our investment adviser and the valuation prepared by the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments; and

(5) the board of directors discusses valuations and determines in good faith the fair value of each investment in our portfolio based on the input of our investment adviser, the applicable independent valuation firm, third party pricing services and the audit committee.

Investments in all asset classes are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity) and enterprise values, among other factors. When readily available, broker quotations and/or quotations provided by pricing services are considered in the valuation process of independent valuation firms. For the fiscal year ended March 31, 2014, there was no change to the Company’s valuation techniques and related inputs considered in the valuation process.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. Of the Company’s investments at March 31, 2014, $1.9 billion or 56% of the Company’s investments were classified as Level 3.

Revenue Recognition

The Company records interest and dividend income, adjusted for amortization of premium and accretion of discount, on an accrual basis. Some of our loans and other investments, including certain preferred equity investments, may have contractual payment-in-kind (“PIK”) interest or dividends. PIK interest and dividends computed at the contractual rate are accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, the Company capitalizes the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. At the point the Company believes PIK is not expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are reversed from the related receivable through interest or dividend income, respectively. The Company does not reverse previously capitalized PIK interest or dividends. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status if the Company believes that PIK is expected to be realized. For the fiscal year ended March 31, 2014, PIK income totaled $29.0 million on total investment income of $381.3 million. Loan origination fees, original issue discount, and market discounts are capitalized and amortized into income using the interest method or straight-line, as applicable. Upon the prepayment of a loan, any unamortized loan origination fees are recorded as interest income. We record prepayment premiums on loans and other investments as interest income when we receive such amounts. Structuring fees are recorded as other income when earned. Investments that are expected to pay regularly scheduled interest and/or dividends in cash are generally placed on non-accrual status when principal or interest/dividend cash payments are past due 30 days or more and/or when it is no longer probable that principal or interest/dividend cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest or dividends are paid in cash, and in management’s judgment, are likely to continue timely payment of their remaining interest or dividend obligations. Interest or dividend cash payments received on non-accrual designated investments may be recognized as income or applied to principal depending upon management’s judgment.

Net Realized Gains or Losses and Net Change in Unrealized Gain (Loss)

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized gain (loss) reflects the net change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized gains or losses.

Within the context of these critical accounting policies, we are not currently aware of any reasonably likely events or circumstances that would result in materially different amounts being reported.

RESULTS OF OPERATIONS

Operating results for the fiscal years ended March 31, 2014, 2013 and 2012 were as follows:

(in thousands)	March 31, 2014	March 31, 2013	March 31, 2012
Investment income
Interest	$336,658	$296,205	$318,637
Dividends	31,835	19,060	20,442
Other	12,853	16,729	18,505

Total investment income	$381,346	$331,994	$357,584

Expenses
Base management fees and performance-based incentive fees, net of amounts waived	$(97,651)	$(94,076)	$(99,972)
Interest and other debt expenses, net of expense reimbursements	(68,590)	(58,200)	(66,360)
Administrative services expenses	(5,600)	(4,389)	(5,387)
Other general and administrative expenses	(8,257)	(7,969)	(13,123)

Net expenses	(180,098)	(164,634)	(184,842)

Net investment income	$201,248	$167,360	$172,742

Realized and unrealized gain (loss) on investments, cash equivalents, derivatives and foreign currencies
Net realized loss	$(106,507)	$(74,673)	$(341,443)
Net change in unrealized gain	176,131	11,784	82,437

Net realized and unrealized gain (loss) from investments, cash equivalents, derivatives and foreign currencies	69,624	(62,889)	(259,006)

Net increase (decrease) in net assets resulting from operations	$270,872	$104,471	$(86,264)

Net investment income per share on per average share basis	$0.91	$0.83	$0.88

Earnings gain/(loss)—basic	$1.21	$0.51	$(0.44)

Earnings gain/(loss)—diluted	$1.18	$0.51	$(0.44)

Total Investment Income

The increase in total investment income for the fiscal year 2014 compared to the fiscal year 2013 was due to a larger investment portfolio and interest and dividend income from our investments in structured products, partially offset by a decline in yield. An additional factor contributing to the increase in investment income was higher income from prepayment fees, which totaled approximately $24.8 million and $7.3 million for the fiscal years 2014 and 2013, respectively.

The decrease in gross investment income for the fiscal year 2013 compared to fiscal year 2012 was primarily driven by a smaller portfolio, on average, with which to generate income in 2013. This decrease was partially offset by higher yield on the secured debt portfolio. Also contributing to the decrease in gross investment income was lower non-recurring income of $9.1 million in fiscal year 2013.

Net Expenses

Expenses include management fees, performance-based incentive fees, insurance expenses, administrative service fees, legal fees, directors’ fees, audit and tax service expenses, and other general and administrative expenses. The increase in expenses for the fiscal year 2014 compared to fiscal year 2013 was primarily driven by increased interest and other debt expenses of $10.4 million and $3.6 million of incremental management and performance-based incentive fees (net of amount waived). Interest and other debt costs were higher as a result of a larger average debt balance outstanding during the year coupled with higher average interest costs attributed to the 2042 Notes and 2043 Notes, which were issued in October 2012 and June 2013, respectively.

The decrease in net expenses for the fiscal year 2013 compared to the fiscal year 2012 was primarily due to lower interest and debt costs as a result of less debt outstanding, on average, during fiscal year 2013, and lower management and incentive fees as a result of the implementation of the fee waiver in fiscal year 2013 coupled with a smaller asset base which is subject to management fees. Lastly, in fiscal year 2012, there were $4 million of non-recurring expenses as compared to $1 million of non-recurring expense in fiscal year 2013. There were no accrued excise tax expenses for the fiscal years ended March 31, 2014, 2013 and 2012.

Net Realized Loss

Net realized losses for the fiscal year 2014 were primarily the result of the sale of three portfolio companies: ATI Acquisition Company, Cengage Learning Acquisitions and Texas Competitive Electric Holdings (“TXU”), which comprised $112 million of the net realized losses. These losses were partially offset by realized gains from the exit of various portfolio companies.

Net realized losses for the fiscal year 2013 were primarily the result of the exits of select investments, specifically New Omaha Holdings equity, Cengage Learning Acquisitions 2nd Lien, and RBS Holdings 1st Lien, which comprised approximately $78 million of the net realized loss, offset by net realized gains from the exits of other investments.

Net realized losses for the fiscal year 2012 were primarily the result of the exits of select investments, specifically Grand Prix Holdings, which accounted for over $273 million of the net realized loss, and also included Playpower Holdings, TL Acquisitions and FSC Holdings, among others.

The realized losses incurred upon the exit of these investments reversed out previously reported unrealized losses.

Net Change in Unrealized Gain

For the fiscal year 2014, the net change in unrealized gain was primarily derived from the reversal of previously recognized unrealized loss upon the exit of ATI Acquisition Company, Cengage Learning

Acquisitions, Playpower, inVentive Health and Garden Fresh, which comprised $141 million. The remainder of the portfolio was generally impacted by stronger capital market conditions as well as improved portfolio company fundamentals.

Driving the positive impact to unrealized gain for fiscal year 2013 was New Omaha and AB Acquisitions, which were both exited in the fiscal year 2013, which resulted in the reversal of approximately $50 million of previously recognized unrealized loss. Other significant contributors to the increase in unrealized gain were investments in AIC Credit Opportunity Fund, LVI Services, Penton Business Media Holdings, LLC and Ceridian Corporation. Offsetting the positive impact of these investments were select holdings in certain portfolio companies such as Cengage, Playpower, Delta and Garden Fresh, which resulted in unrealized losses during fiscal year 2013.

Net unrealized gain for fiscal year 2012 included the reversal of over $273 million of previously recognized unrealized loss upon the exit of Grand Prix Holdings, which was partially offset by generally weaker capital market conditions as compared to the year ago period.

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued guidance to enhance disclosures about financial instruments and derivative instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset. Under the guidance, an entity is required to disclose quantitative information relating to recognized assets and liabilities that are offset or subject to an enforceable master netting arrangement or similar agreement, including the gross amounts of those recognized assets and liabilities, the amounts offset to determine the net amount presented in the statement of financial position, and the net amount presented in the statement of financial position. With respect to amounts subject to an enforceable master netting arrangement or similar agreement which are not offset, disclosure is required of the amounts related to recognized financial instruments and other derivative instruments, the amount related to financial collateral (including cash collateral), and the overall net amount after considering amounts that have not been offset. The guidance is effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods and retrospective application is required. As the amendments are limited to disclosure only, the adoption of this guidance did not have a material impact on the financial statements of the Company.

In January 2013, the FASB issued guidance to clarify the scope of disclosures about offsetting assets and liabilities. The amendments clarify that the scope of guidance issued in December 2011 to enhance disclosures around financial instruments and derivative instruments that are either (1) offset, or (2) subject to a master netting arrangement or similar agreement, irrespective of whether they are offset, applies to derivatives, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset or subject to an enforceable master netting arrangement or similar agreement. The amendments are effective for interim and annual periods beginning on or after January 1, 2013. As the amendments are limited to disclosure only, the adoption of this guidance did not have a material impact on the financial statements of the Company.

In June 2013, the FASB issued guidance to change the assessment of whether an entity is an investment company by developing a new two-tiered approach that requires an entity to possess certain fundamental characteristics while allowing judgment in assessing certain typical characteristics. The fundamental characteristics that an investment company is required to have include the following: (1) it obtains funds from one or more investors and provides the investor(s) with investment management services; (2) it commits to its investor(s) that its business purpose and only substantive activities are investing the funds solely for returns from capital appreciation, investment income or both; and (3) it does not obtain returns or benefits from an investee or its affiliates that are not normally attributable to ownership interests. The typical characteristics of an investment company that an entity should consider before concluding whether it is an investment company include the following: (1) it has more than one investment; (2) it has more than one investor; (3) it has investors that are not related parties of the parent or the investment manager; (4) it has ownership interests in the form of equity or partnership interests; and (5) it manages substantially all of its investments on a fair value basis. The new approach requires an entity to assess all of the characteristics of an investment company and consider its purpose and design to determine whether it is an investment company. The guidance includes disclosure requirements about an entity’s status as an investment company and financial support provided or contractually required to be provided by an investment company to its investees. The guidance is effective for interim and annual reporting periods in fiscal years beginning after December 15, 2013. Earlier application is prohibited. The Company is in the process of evaluating the impact that this guidance will have but does not believe that this guidance will have a material impact on its financial statements.

LIQUIDITY AND CAPITAL RESOURCES

The Company’s liquidity and capital resources are generated and generally available through periodic follow-on equity and debt offerings, our senior secured, multi-currency Senior Secured Facility (as defined in note 11 within the Notes to Financial Statements), our senior secured notes, our senior unsecured notes, investments in special purpose entities in which we hold and finance particular investments on a non-recourse basis, as well as from cash flows from operations, investment sales of liquid assets and repayments of senior and subordinated loans and income earned from investments. For the fiscal year ended March 31, 2014, PIK income totaled $29.0 million, on total investment income of $381.3 million. At March 31, 2014, the Company had $602.3 million in borrowings outstanding on its Senior Secured Facility and $632.0 million of unused capacity. As of March 31, 2014, aggregate lender commitments under the Senior Secured Facility totaled $1.25 billion. The Senior Secured Facility allows the Company to seek additional commitments in the future up to an aggregate facility size not to exceed $1.71 billion. The Company also has investments in its portfolio that contain PIK provisions. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, the Company capitalizes the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. In order to maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders annually in the form of dividends, even though the Company has not yet collected the cash.

On February 24, 2014, the Company issued 12 million shares of common stock at $8.69 per share raising approximately $104 million in net proceeds.

On May 20, 2013, the Company issued 21.85 million shares of common stock at $8.60 per share (or $8.34 per share net proceeds before estimated expense) raising approximately $182 million in net proceeds. AIM has agreed to waive the base management and incentive fees associated with this equity capital for the time period beginning May 20, 2013 through March 31, 2015.

In April 2012, a subsidiary of Apollo Global Management, LLC purchased 5,847,953 newly issued shares of the Company based on the NAV as of March 31, 2012 of $8.55 per share. AIM has agreed to waive the base management and incentive fees associated with this equity capital for the time period beginning April 2, 2012 through March 31, 2015.

On June 17, 2013, the Company issued $135 million in aggregate principal amount of 6.875% senior unsecured notes due 2043 and on June 24, 2013 an additional $15 million in aggregate principal amount of such notes was issued pursuant to the underwriters’ over-allotment option exercise. In aggregate, $150 million of principal was issued for net proceeds of $145.3 million (the “2043 Notes”). Interest on the 2043 Notes is paid quarterly on January 15, April 15, July 15 and October 15, at an annual rate of 6.875% per year. The 2043 Notes mature on July 15, 2043. The Company may redeem the 2043 Notes in whole or in part at any time or from time to time on or after July 15, 2018.

On October 9, 2012, the Company issued $150 million in aggregate principal amount of 6.625% senior unsecured notes due 2042 for net proceeds of $145.3 million (the “2042 Notes”). Interest on the 2042 Notes is paid quarterly on January 15, April 15, July 15 and October 15, at a rate of 6.625% per year. The 2042 Notes mature on October 15, 2042. The Company may redeem the 2042 Notes in whole or in part at any time or from time to time on or after October 15, 2017.

On September 29, 2011, the Company closed a private offering of $45 million aggregate principal amount of senior secured notes (the “Notes”) consisting of two series: (1) 5.875% Senior Secured Notes, Series A, of the Company due September 29, 2016 in the aggregate principal amount of $29 million; and (2) 6.250% Senior Secured Notes, Series B, of the Company due September 29, 2018, in the aggregate principal amount of $16 million. The Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

On January 25, 2011, the Company closed a private offering of $200 million aggregate principal amount of senior unsecured convertible notes (the “Convertible Notes”). The Convertible Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. The Convertible Notes bear interest at an annual rate of 5.75%, payable semi-annually in arrears on January 15 and July 15 of each year, commencing on July 15, 2011. The Convertible Notes will mature on January 15, 2016 unless earlier converted or repurchased at the holder’s option. Prior to December 15, 2015, the Convertible Notes will be convertible only upon certain corporate reorganizations, dilutive recapitalizations or dividends, or if, during specified periods our shares trade at more than 130% of the then applicable conversion price or the Convertible Notes trade at less than 97% of their conversion value and, thereafter, at any time. The Convertible Notes will be convertible by the holders into shares of common stock, initially at a conversion rate of 72.7405 shares of the Company’s common stock per $1,000 principal amount of Convertible Notes (14,548,100 common shares) corresponding to an initial conversion price of approximately $13.75, which represents a premium of 17.5% to the $11.70 per share closing price of the Company’s common stock on The NASDAQ Global Select Market on January 19, 2011. The conversion rate will be subject to adjustment upon certain events, such as stock splits and combinations, mergers, spin-offs, increases in dividends in excess of $0.28 per share per quarter and certain changes in control. Certain of these adjustments, including adjustments for increases in dividends, are subject to a conversion price floor of $11.70 per share. The Convertible Notes are senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

On September 30, 2010, the Company entered into a note purchase agreement, providing for a private placement issuance of $225 million in aggregate principal amount of five-year, senior secured notes with a fixed interest rate of 6.25% and a maturity date of October 4, 2015 (the “Senior Secured Notes”). On October 4, 2010, the Senior Secured Notes were sold to certain institutional accredited investors pursuant to an exemption from registration under the Securities Act of 1933, as amended. Interest on the Senior Secured Notes will be due semi-annually on April 4 and October 4, commencing on April 4, 2011. The proceeds from the issuance of the Senior Secured Notes were primarily used to reduce other outstanding borrowings and/or commitments on the Company’s Senior Secured Facility.

On August 11, 2011, the Company adopted a plan for the purpose of repurchasing up to $200 million of its common stock in accordance with the guidelines specified in Rule 10b-18 and Rule 10b5-1 of the Securities Exchange Act of 1934. The Company’s plan was designed to allow it to repurchase its shares both during its open window periods and at times when it otherwise might be prevented from doing so under insider trading laws or because of self-imposed trading blackout periods. A broker selected by the Company will have the authority under the terms and limitations specified in the plan to repurchase shares on the Company’s behalf in accordance with the terms of the plan. Repurchases are subject to SEC regulations as well as certain price, market volume and timing constraints specified in the plan. While the portion of the plan reliant on Rule 10b-18 remains in effect, the portion reliant on Rule 10b5-1 is subject to periodic renewal and is not currently in effect. As of March 31, 2014, no shares have been repurchased.

Cash Equivalents

We deem certain U.S. Treasury bills, repurchase agreements and other high-quality, short-term debt securities as cash equivalents. (See note 2) within the accompanying financial statements.) At the end of each fiscal quarter, we consider taking proactive steps utilizing cash equivalents with the objective of enhancing our investment flexibility during the following quarter, pursuant to Section 55 of the 1940 Act. More specifically, we may purchase U.S. Treasury bills from time-to-time on the last business day of the quarter and typically close out that position on the following business day, settling the sale transaction on a net cash basis with the purchase, subsequent to quarter end. Apollo Investment may also utilize repurchase agreements or other balance sheet transactions, including drawing down on our Senior Secured Facility, as we deem appropriate. The amount of these transactions or such drawn cash for this purpose is excluded from total assets for purposes of computing the asset base upon which the management fee is determined. There were no cash equivalents held as of March 31, 2014.

Commitments and Contingencies

	Payments due by Period as of March 31, 2014 (dollars in millions)
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Senior Secured Facility (1)	$602	$—	$—	$602	$—
Senior Secured Notes	$225	$—	$225	$—	$—
Senior Secured Notes (Series A)	$29	$—	$29	$—	$—
Senior Secured Notes (Series B)	$16	$—	$—	$16	$—
2042 Notes	$150	$—	$—	$—	$150
2043 Notes	$150	$—	$—	$—	$150
Convertible Notes	$200	$—	$200	$—	$—

(1)	At March 31, 2014, there was $16 million of letters of credit issued under the Senior Secured Facility that are not recorded as liabilities on the Company’s Statement of Assets and Liabilities, and the Company had $632 million of unused capacity under its Senior Secured Facility.

We have entered into two contracts under which we have future commitments: the Investment Advisory Agreement, pursuant to which AIM has agreed to serve as our investment adviser, and the Administration Agreement, pursuant to which AIA has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. Payments under the Investment Advisory Agreement are equal to (1) a percentage of the value of our average gross assets and (2) a two-part incentive fee. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of AIA’s overhead in performing its obligations under the Administration Agreement, including rent, technology systems, insurance and our allocable portion of the costs of our chief financial officer and chief compliance officer and their respective staffs. Either party may terminate each of the Investment Advisory Agreement and Administration Agreement without penalty upon not more than 60 days’ written notice to the other. Please see note 3 within our financial statements for more information.

As of March 31, 2014, the Company’s commitments and contingencies were as follows:

As of March 31, 2014
Unfunded revolver obligations and bridge loans commitments (1)	$409
Unfunded delayed draw commitments on senior loans to portfolio companies	139
Unfunded delayed draw commitments on senior loans to portfolio companies (performance thresholds not met) (2)	49
Standby letters of credit issued for certain portfolio companies for which the Company and portfolio companies are liable	16

(1)	Included in this amount is $114.1 million unfunded revolver commitment for Merx Aviation Finance Holdings II, LLC. Additionally, the amounts may or may not be funded to the borrowing party in the future. The unfunded commitments relate to loans with various maturity dates, but the entire amount was eligible for funding to the borrowers as of March 31, 2014, subject to the terms of each loan’s respective credit agreements.

(2)	The borrower is required to meet certain performance thresholds before the Company is obligated to fulfill the commitments and those performance thresholds were not met as of March 31, 2014.

AIC’s commitments are subject to the consummation of the underlying corporate transactions and conditional upon receipt of all necessary stockholder, regulatory and other applicable approvals.

AIC Credit Opportunity Fund LLC (currencies in thousands)

We owned all of the common member interests in AIC Credit Opportunity Fund LLC (“AIC Holdco”). AIC Holdco was formed for the purpose of holding various financed investments. AIC Holdco wholly owned three special purpose entities, each of which in 2008 acquired directly or indirectly an investment in a particular security from an unaffiliated entity that provided leverage for the investment as part of the sale. During the year ended March 31, 2014, the three special purpose entities, along with AIC Holdco, were dissolved. Each of these transactions is described in more detail below together with summary financial information.

In the first of these investments, in June 2008 we invested through AIC Holdco $39,500 in AIC (FDC) Holdings LLC (“Apollo FDC”). Apollo FDC used the proceeds to purchase a Junior Profit-Participating Note due 2013 in principal amount of $39,500 (the “Junior Note”) issued by Apollo I Trust (the “Trust”). The Trust also issued a Senior Floating Rate Note due 2013 (the “Senior Note”) to an unaffiliated third party in principal amount of $39,500 paying interest at LIBOR plus 1.50%, increasing over time to LIBOR plus 2.0%. The Trust used the aggregate $79,000 proceeds to acquire $100,000 face value of a senior subordinated loan of First Data Corporation (the “FDC Loan”) due 2016. The FDC Loan pays interest at 11.25% per year. The Junior Note of the Trust owned by Apollo FDC pays to Apollo FDC all of the interest and other proceeds received by the Trust on the FDC Loan after satisfying the Trust’s obligations on the Senior Note. The holder of the Senior Note has no recourse to Apollo FDC, AIC Holdco or us with respect to any interest on, or principal of, the Senior Note. However, if the value of the FDC Loan held by the Trust declines sufficiently, the investment would be unwound unless Apollo FDC posts additional collateral for the benefit of the Senior Note. During the year ended March 31, 2014, we unwound the transaction by investing $20,386 into the Trust which then repaid the Senior Note. Subsequent to the repayment of the Senior Note, $10,993 of face value of the FDC Loan was prepaid by First Data Corporation resulting in a distribution of $11,556 to the Company. The remaining FDC Loan, which consisted of $41,862 of face value, was transferred to the Company at an accreted cost of $38,728 with a fair value of $40,397 on the transfer date and the Trust was closed.

In the second of these investments, in June 2008 we invested through AIC Holdco $11,375 in AIC (TXU) Holdings LLC (“Apollo TXU”). Apollo TXU acquired exposure to $50,000 notional amount of a LIBOR plus 3.5% senior secured delayed draw term loan of Texas Competitive Electric Holdings (“TXU”) due 2014 through a non-recourse total return swap (the “TRS”) with an unaffiliated third party expiring on October 10, 2013. Pursuant to such delayed draw term loan, Apollo TXU pays an unaffiliated third-party interest at LIBOR plus 1.5% and generally receives all proceeds due under the delayed draw term loan of TXU (the “TXU Term Loan”). Like Apollo FDC, Apollo TXU is entitled to 100% of any realized appreciation in the TXU Term Loan and, since the TRS is a non-recourse arrangement, Apollo TXU is exposed only up to the amount of its investment in the TRS, plus any additional margin we decide to post, if any, during the term of the financing. The TRS does not constitute a senior security or a borrowing of Apollo TXU. In connection with the amendment and extension of the TXU Term Loan in April 2011, for which Apollo TXU received a consent fee along with an increase in the rate of the TXU Term Loan to LIBOR plus 4.5%, Apollo TXU extended its TRS to 2016 at a rate of LIBOR plus 2.0%. During the During the year ended March 31, 2014, Apollo TXU terminated the entire TRS resulting in a realized loss of $10,314. The excess collateral posted was returned to Apollo TXU.

In the third of these investments, in September 2008 we invested through AIC Holdco $10,022 in AIC (Boots) Holdings, LLC (“Apollo Boots”). Apollo Boots acquired €23,383 and £12,465 principal amount of senior term loans of AB Acquisitions Topco 2 Limited, a holding company for the Alliance Boots group of companies (the “Boots Term Loans”), out of the proceeds of our investment and a multicurrency $40,876 equivalent non-recourse loan to Apollo Boots (the “Acquisition Loan”) by an unaffiliated third party that was scheduled to mature in September 2013 and paid interest at LIBOR plus 1.25% or, in certain cases, the higher of the Federal Funds Rate plus 0.50% or the lender’s prime-rate. The Boots Term Loans paid interest at the rate of LIBOR plus 3% per year and are scheduled to mature in June 2015. During the fiscal year ended March 31, 2013, Apollo Boots sold the entire position of the Boots Term Loans in the amount of €23,383 and £12,465 of principal.

We did not consolidate AIC Holdco or its wholly owned subsidiaries and accordingly only the value of our investment in AIC Holdco was included on our statement of assets and liabilities. Our investment in AIC Holdco was valued in accordance with our normal valuation procedures and is based on the values of the underlying assets held by each of Apollo FDC, Apollo TXU and Apollo Boots net of associated liabilities.

Below is summarized financial information for AIC Holdco for the fiscal years ended March 31, 2014 and March 31, 2013.

	March 31, 2014	March 31, 2013
Assets
Cash	$—	$10
Apollo FDC (1)	—	32,981
Apollo TXU (2)	—	26,641
Other Assets	—	2,702

Total Assets	$—	$62,334

Liabilities
Apollo FDC (3)	$—	$—
Apollo TXU (4)	—	8,936
Other Liabilities	—	2,702

Total Liabilities	$—	$11,638

Net Assets
Apollo FDC	$—	$32,981
Apollo TXU	—	17,705
Apollo Boots	—	—
Other	—	10

Total Net Assets	$—	$50,696

	Fiscal Year End March 31, 2014	Fiscal Year End March 31, 2013
Net Operating Income (Loss)
Apollo FDC (5)	$1,559	$5,388
Apollo TXU (5)	692	1,237
Apollo Boots (5)	8	745
Other	4	(5)

Total Operating Income	$2,263	$7,365

Net Realized Gain (Loss)
Apollo FDC	$9,634	$—
Apollo TXU	(10,314)	—
Apollo Boots	—	659

Total Net Realized Gain (Loss)	$(680)	$659

Net Change in Unrealized Gain (Loss)
Apollo FDC	$(11,509)	$5,034
Apollo TXU	8,936	7,110
Apollo Boots	—	(244)

Total Net Change in Unrealized Gain (Loss)	$(2,573)	$11,900

Net Income (Loss) (6)
Apollo FDC	$(316)	$10,422
Apollo TXU	(686)	8,347
Apollo Boots	8	1,160
Other	4	(5)

Total Net Income (Loss)	$(990)	$19,924

(1)	Includes fair value of the Junior Note held by Apollo FDC as of March 31, 2013 with a cost of $21,472. The Junior Note was repaid by transferring the proceeds from the partial prepayments by First Data Corporation and by transferring the residual FDC Note to the Company during the year ended March 31, 2014 at accreted cost.

(2)	Represents fair value of collateral posted in relation to the TRS held by Apollo TXU with a cost of $26,641 at March 31, 2013.

(3)	Apollo FDC’s interest was subject to the Senior Note of a separate entity of $20,283 at March 31, 2013; however, Apollo FDC had no liability for the Senior Note. The Senior Note was repaid during the year ended March 31, 2104.

(4)	Represents liability on the TRS held by Apollo TXU.

(5)	In the case of Apollo FDC, net operating income consists of interest income on the Junior Note less interest paid on the senior note together with immaterial administrative expenses. In the case of Apollo TXU, net operating income consists of net payments from the swap counterparty of Apollo TXU’s obligation to pay interest and its right to receive the proceeds in respect of the reference asset, together with immaterial administrative expenses. In the case of AIC Boots, net operating income consists of interest income on the Boots Term Loans, less interest payments on the Acquisition Loan together with immaterial administrative expenses. There are no management or incentive fees.

(6)	Net income is the sum of operating income, realized gain (loss) and net change in unrealized gain (loss).

Dividends

Dividends paid to stockholders for the fiscal years ended March 31, 2014, 2013 and 2012 totaled $182.2 million or $0.80 per share, $162.3 million or $0.80 per share, and $204.4 million or $1.04 per share, respectively. Tax characteristics of all dividends will be reported to stockholders on Form 1099 after the end of the calendar year. Our quarterly dividends, if any, will be determined by our Board of Directors.

The following table summarizes our quarterly dividends paid to stockholders for the fiscal years ended March 31, 2014, 2013 and 2012, respectively:

Declared Dividends per Share
Fiscal Year Ending March 31, 2014
Fourth Fiscal Quarter	$0.20
Third Fiscal Quarter	$0.20
Second Fiscal Quarter	$0.20
First Fiscal Quarter	$0.20

Fiscal Year Ending March 31, 2013
Fourth Fiscal Quarter	$0.20
Third Fiscal Quarter	$0.20
Second Fiscal Quarter	$0.20
First Fiscal Quarter	$0.20

Fiscal Year Ending March 31, 2012
Fourth Fiscal Quarter	$0.20
Third Fiscal Quarter	$0.28
Second Fiscal Quarter	$0.28
First Fiscal Quarter	$0.28

We have elected to be taxed as a RIC under Subchapter M of the Code. To maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may in the future be limited in our ability to make distributions. Also, our revolving credit facility may limit our ability to declare dividends if we default under certain provisions or fail to satisfy certain other conditions. If we do not distribute a certain percentage of our income annually, we may suffer adverse tax consequences, including possible loss of the tax benefits available to us as a regulated investment company. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue or market discount. Since we may recognize income before or without receiving cash representing such income, we may not be able to meet the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a regulated investment company.

With respect to the dividends to stockholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies is treated as taxable income and accordingly, distributed to stockholders.

Recent Events

On May 19, 2014, the Board of Directors declared a dividend of $0.20 per share for the fourth fiscal quarter of 2014, payable on July 7, 2014 to stockholders of record as of June 20, 2014.

Quantitative and Qualitative Disclosure about Market Risk

We are subject to financial market risks, including changes in interest rates. During the fiscal year ended March 31, 2014, many of the loans in our portfolio had floating interest rates. These loans are usually based on floating LIBOR and typically have durations of one to six months after which they reset to current market interest rates. The Company also has a Senior Secured Facility that is based on floating LIBOR rates.

The following table shows the approximate annual impact on net investment income of base rate changes in interest rates (considering interest rate flows for variable rate instruments) to our loan portfolio and outstanding debt as of March 31, 2014, assuming no changes in our investment and borrowing structure:

(in thousands except per share data) Basis Point Change	Net Investment Income	Net Investment Income per Share
Up 400 basis points	$21,748	$0.092
Up 300 basis points	$15,874	$0.067
Up 200 basis points	$10,583	$0.045
Up 100 basis points	$(510)	$(0.002)

We may hedge against interest rate fluctuations from time-to-time by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act and applicable commodities laws. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

We submitted to our stockholders, for their approval, a proposal seeking authorization for our ability, in one or more public or private offerings of our common stock, to sell or otherwise issue shares of our common stock at a price below our then current net asset value (“NAV”) per share, subject to certain conditions discussed below. The stockholders voted and approved the proposal at a special meeting of stockholders held on August 5, 2014. The current authorization is effective for a twelve-month period expiring on the anniversary date of such stockholder approval. We intend to seek stockholder approval to continue for an additional year our ability to issue shares of common stock below net asset value, subject to the same conditions.

Conditions to Sales Below NAV. From time to time we may sell shares of our common stock at a price below NAV, exclusive of sales compensation, only if the following conditions are met:

•	a majority of our independent directors who have no financial interest in the sale have approved the sale;

•

a majority of such directors, who are not interested persons of Apollo Investment, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of Apollo Investment of firm commitments to purchase such securities or immediately prior to the sale of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount; and

•	the number of shares sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale.

There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority. In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our board of directors may also consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares and would not be below current market price;

•	The potential market impact of being able to raise capital in the current financial market;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments; and

•	The leverage available to us.

We will not sell shares under a prospectus supplement to the registration statement or current post-effective amendment thereto of which this prospectus forms a part (the “current registration statement”) if the cumulative dilution to our NAV per share from offerings under the current registration statement exceeds 15%. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per share at the time of the first offering is $10.00 and we have 140 million shares outstanding, sale of 35 million shares at net proceeds to us of $5.00 per share (a 50% discount) would produce dilution of 10.0%. If we subsequently determined that our NAV per share increased to $11.00 on the then 175 million shares outstanding and then made an additional offering, we could, for example, sell approximately an additional 43.75 million shares at net proceeds to us of $8.25 per share, which would produce dilution of 5.0%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different set of investors:

•	existing shareholders who do not purchase any shares in the offering.

•	existing shareholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering.

•	new investors who become shareholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increase.

The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that we have 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on a nonparticipating stockholder of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from net asset value), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from net asset value), (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after offering expenses and commissions (a 25% discount from net asset value) and (4) an offering of 250,000 shares (25% of the outstanding shares) at par value of $0.001 per share after offering expenses and commissions (effectively a 100% discount from net asset value). We do not currently anticipate offering shares of common stock at a discount in excess of 25%, which is illustrated in Example 3, although we reserve the right to do so. The 100% column in the following table is the maximum discount at which we may legally offer shares of common stock. It is presented for illustrative purposes only, as it is unlikely our management or Board of Directors would consider offering shares at a discount near such a level.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$7.89	—	$0.001	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—	$0.001	—

Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%	$8.00	(20.00)%

Dilution to Stockholder
Shares Held by Stockholder	10,000	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.80%	(20.00)%	0.80%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$95,000	(5.00)%	$80,000	(20.00)%
Total Investment by Stockholder (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder (Total NAV Less Total Investment)	—	$200	—	$900	—	$(5,000)	—	$(20,000)	—
Per Share Amounts
NAV Per Share Held by Stockholder	—	$9.98	—	$9.91	—	$9.50	—	$8.00	—
Investment per Share Held by Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.50)	—	$(2.00)	—
Percentage Dilution to Stockholder (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(5.00%)	—	(20.00)%

Impact on Existing Stockholders who do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 25% discount offering from the prior chart for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,250 shares, which is 0.50% of the offering 250,000 shares rather than its 1.00% proportionate share) and (2) 150% of such percentage (i.e., 3,750 shares, which is 1.50% of an offering of 250,000 shares rather than its 1.00% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$7.89	—	$7.89	—
Net Proceeds per Share to Issuer	—	$7.50	—	$7.50	—

Increases in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.50	(5.00)%	$9.50	(5.00)%

Dilution/Accretion to Stockholder
Shares Held by Stockholder	10,000	11,250	12.50%	13,750	37.50%
Percentage Held by Stockholder	1.0%	0.90%	(10.00)%	1.10%	10.00%
Total Asset Values
Total NAV Held by Stockholder	$100,000	$106,875	6.88%	$130,625	30.63%
Total Investment by Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$100,000	$109,863	9.86%	$129,588	29.59%
Total Dilution/Accretion to Stockholder (Total NAV Less Total Investment)	—	$(2,988)	—	$1,038	—
Per Share Amounts
NAV Per Share Held by Stockholder	—	$9.50	—	$9.50	—
Investment per Share Held by Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$10.00	$9.77	(2.30)%	$9.42	(5.80)%
Dilution/Accretion per Share Held by Stockholder (NAV per Share Less Investment per Share)	—	$(0.27)	—	$0.08	—
Percentage Dilution/Accretion to Stockholder (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(2.76)%	—	0.85%

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same 5%, 10%, 25% and 100% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as the stockholder in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$7.89	—	$0.001	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—	$0.001	—

Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%	$8.00	(20.00)%

Dilution/Accretion to Stockholder
Shares Held by Stockholder	—	500	—	1,000	—	2,500	—	2,500	—
Percentage Held by Stockholder	0.0%	0.05%	—	0.09%	—	0.20%	—	0.20%	—

Total Asset Values
Total NAV Held by Stockholder	—	$4,990	—	$9,910	—	$23,750	—	$20,000	—
Total Investment by Stockholder	—	$5,000	—	$9,470	—	$19,725	—	$2.50	—
Total Dilution/ Accretion to Stockholder (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$4,025	—	$19,997.50	—

Per Share Amounts
NAV Per Share Held by Stockholder	—	$9.98	—	$9.91	—	$9.50	—	$8.00	—
Investment per Share Held by Stockholder	—	$10.00	—	$9.47	—	$7.89	—	$0.001	—
Dilution/Accretion per Share Held by Stockholder (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.61	—	$8.00	—
Percentage Dilution/ Accretion to Stockholder (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(0.20)%	—	4.65%	—	20.41%	—	—

PRICE RANGE OF COMMON STOCK

Our common stock is traded on the NASDAQ Global Select Market under the symbol “AINV.” The following table lists the high and low closing sale price for our common stock, the closing sale price as a percentage of net asset value, or NAV, and quarterly distributions per share since shares of our common stock began being regularly quoted on NASDAQ. The last reported closing sales price of our common stock on September 9, 2014 was $8.76 per share. As of September 9, 2014, we had 97 stockholders of record.

			Closing Sales Price		Premium or Discount of High Sales Price to NAV (2)	Premium or Discount of Low Sales Price to NAV (2)	Declared Distribution
	NAV (1)		High	Low
Fiscal Year Ending March 31, 2015
Second Fiscal Quarter (July 1, 2014 through September 9, 2014)	$	**	$8.81	$8.39	** %	** %	$	*
First Fiscal Quarter		$8.74	$8.61	$7.89	(1)%	(10)%		$0.20

Fiscal Year Ending March 31, 2014
Fourth Fiscal Quarter		$8.67	$9.15	$8.14	6%	(6)%		$0.20
Third Fiscal Quarter		$8.57	$9.02	$8.05	5%	(6)%		$0.20
Second Fiscal Quarter		$8.30	$8.47	$7.77	2%	(6)%		$0.20
First Fiscal Quarter		$8.16	$8.87	$7.37	9%	(10)%		$0.20

Fiscal Year Ending March 31, 2013
Fourth Fiscal Quarter		$8.27	$9.01	$8.23	9%	0%		$0.20
Third Fiscal Quarter		$8.14	$8.47	$7.29	4%	(10)%		$0.20
Second Fiscal Quarter		$8.46	$8.30	$7.57	(2)%	(11)%		$0.20
First Fiscal Quarter		$8.30	$7.67	$6.59	(8)%	(21)%		$0.20

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.

*	Distribution not yet declared.
**	NAV not yet determined.

While our common stock has from time to time traded in excess of our net asset value, there can be no assurance, however, that it will trade at such a premium (to net asset value) in the future.

BUSINESS

Apollo Investment

Apollo Investment Corporation (“Apollo Investment,” “Company,” “AIC,” “we,” “us,” and “our”), a Maryland corporation organized on February 2, 2004, is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). In addition, for tax purposes we have elected to be treated as a regulated investment company (“RIC”), under the Internal Revenue Code of 1986, as amended (the “Code”).

Our investment objective is to generate current income and capital appreciation through our debt and equity investments. We invest primarily in various forms of debt investments including secured and unsecured loans, mezzanine investments and/or equity in private U.S. middle-market companies. We may also invest in the securities of public companies and structured products such as collateralized loan obligations and credit-linked notes. These structured products are typically a form a securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches.

Our portfolio is comprised primarily of investments in debt, including secured, unsecured and mezzanine debt of U.S. private middle-market companies that, in the case of senior secured loans, generally are not broadly syndicated and whose aggregate tranche size is less than $250 million. Our portfolio also includes equity interests such as common stock, preferred stock, warrants or options. In this prospectus, we use the term “middle-market” to refer to companies with annual revenues between $50 million and $2 billion. While our investment objective is to generate current income and capital appreciation through investments in U.S. secured and unsecured loans, other debt securities and equity, we may also invest a portion of the portfolio in other investment opportunities, including foreign securities and structured products. Most of the debt instruments we invest in are unrated or rated below investment grade, which is often an indication of size, credit worthiness and speculative nature relative to the capacity of the borrower to pay interest and principal.

Apollo Investment Management, L.P. (“AIM”) is our investment adviser and an affiliate of Apollo Global Management, LLC and its consolidated subsidiaries (“AGM”). AGM and other affiliates manage other funds that may have investment mandates that are similar, in whole or in part, with ours. AIM and its affiliates may determine that an investment is appropriate both for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, AIM may determine that we should invest on a side-by-side basis with one or more other funds. We make all such investments subject to compliance with applicable regulations and interpretations, and our allocation procedures. In certain circumstances negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

During our fiscal year ended March 31, 2014, we invested $2.8 billion across 81 new and 81 existing portfolio companies through a combination of primary and secondary debt investments. This compares to $1.5 billion across 49 new and 36 existing portfolio companies for the previous fiscal year ended March 31, 2013. Investments sold or repaid during the fiscal year ended March 31, 2014 totaled $2.3 billion versus $1.3 billion for the fiscal year ended March 31, 2013. The weighted average yields on our secured debt portfolio, unsecured debt portfolio and total debt portfolio as of March 31, 2014 at our current cost basis were 10.8%, 11.5% and 11.1%, respectively. At March 31, 2013, the yields were 11.2%, 12.7% and 11.9%, respectively. The portfolio yields may be higher than an investor’s yield on an investment in us due to sales load and other expenses.

At March 31, 2014, our portfolio consisted of 111 portfolio companies and was invested 56% in secured debt, 27% in unsecured debt, 6% in structured products and other, 3% in preferred equity and 8% in common equity and warrants measured at fair value versus 81 portfolio companies invested 44% in secured debt, 43% in unsecured debt, 7% in structured products and other, 0% in preferred equity and 6% in common equity and warrants at March 31, 2013.

Since the initial public offering of Apollo Investment in April 2004 and through March 31, 2014, invested capital totaled $13.1 billion in 291 portfolio companies. Over the same period, Apollo Investment completed transactions with more than 100 different financial sponsors.

At March 31, 2014, 58% or $1.7 billion of our income-bearing investment portfolio is fixed rate debt and 42% or $1.3 billion is floating rate debt, measured at fair value. On a cost basis, 58% or $1.7 billion of our income-bearing investment portfolio is fixed rate debt and 42% or $1.2 billion is floating rate debt. At March 31, 2013, 64% or $1.6 billion of our income-bearing investment portfolio was fixed rate debt and 36% or $0.9 billion was floating rate debt. On a cost basis, 65% or $1.6 billion of our income-bearing investment portfolio was fixed rate debt and 35% or $0.9 billion was floating rate debt.

About Apollo Investment Management

AIM, our investment adviser, is led by John Hannan, James Zelter and Edward Goldthorpe. Potential investment opportunities are generally approved by an investment committee composed of senior personnel across AGM including Mr. Zelter and Mr. Goldthorpe. The composition of the investment committee and its approval process for Apollo Investment’s investments may change from time to time. AIM draws upon AGM’s more than 20 year history and benefits from the broader firm’s significant capital markets, trading and research expertise developed through investments in many core sectors in over 200 companies since inception.

About Apollo Investment Administration

In addition to furnishing us with office facilities, equipment, and clerical, bookkeeping and record keeping services, AIA, an affiliate of AGM, also oversees our financial records as well as prepares our reports to stockholders and reports filed with the SEC. AIA also performs the calculation and publication of our net asset value, the payment of our expenses and oversees the performance of various third-party service providers and the preparation and filing of our tax returns. Furthermore, AIA provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.

Operating and Regulatory Structure

Our investment activities are managed by AIM and supervised by our board of directors, a majority of whom are independent of AGM and its affiliates. AIM is an investment adviser that is registered under the Investment Advisers Act of 1940, or the Advisers Act. Under our investment advisory and management agreement, we pay AIM an annual base management fee based on our average gross assets as well as an incentive fee. See “Management—Investment Advisory and Management Agreement.”

As a BDC, we are required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. See “Regulation.” We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. For more information, see “Certain U.S. Federal Income Tax Considerations.”

Investments

We seek to create a portfolio that includes primarily debt investments including secured loans, unsecured and mezzanine loans and, to a lesser extent, equity investments by investing, on an individual portfolio company basis, approximately $20 million to $250 million of capital, on average, in the securities of middle-market companies, as well as structured products such as collateralized loan obligations. The average investment size will vary as the size of our capital base varies. Our target portfolio consists primarily of long-term secured debt, as well as unsecured and mezzanine positions of private middle-market companies. Structurally, unsecured and mezzanine debt usually ranks subordinate in priority of payment to senior debt, such as bank debt, and is characterized as unsecured. As such, other creditors may rank senior to us in the event of an insolvency. However, unsecured and mezzanine debt ranks senior to common and preferred equity in a borrowers’ capital structure. Unsecured and mezzanine debt may have a fixed or floating interest rate. Additional income can be generated from upfront fees, call protection including call premiums, equity co-investments or warrants. We may also invest in debt and equity positions of structured products, such as collateralized loan obligations (“CLOs”). CLOs are a form of securitization in which the cash flows of a portfolio of loans are pooled and passed on to different classes of owners in various tranches.

Our principal focus is to provide capital to middle-market companies in a variety of industries. We generally seek to target companies that generate positive free cash flows or that may support debt investments with strong asset coverage, and we may provide debtor-in-possession or reserve financing. Additionally we may acquire investments in the secondary market if we believe the risk-adjusted returns are attractive.

The following is a representative list of the industries in which we have invested:

• Aerospace and Defense	• Consumer Products	• Environmental Services	• Media

• Auto Sector	• Containers, Packaging and Glass	• Financial Services	• Mining

• Aviation	• Distribution	• Grocery	• Oil and Gas

• Beverage, Food and Tobacco	• Diversified Investment Vehicle	• Healthcare	• Packaging

• Broadcasting & Entertainment	• Diversified Natural Resources, Precious Metals and Minerals	• Home and Office Furnishings and Durable Consumer Products	• Restaurants

• Buildings and Real Estate	• Diversified Service	• Hotels, Motels, Inns and Gaming	• Retail

• Business Services	• Education	• Insurance	• Telecommunications

• Cargo Transport	• Electronics	• Leisure	• Transportation

• Chemicals	• Energy	• Manufacturing

We may also invest in other industries if we are presented with attractive opportunities. In an effort to increase our returns and the number of investments that we can make, we may in the future seek to securitize our debt investments. To securitize debt investments, we may create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. We may sell debt of or interests in the subsidiary on a non-recourse basis to purchasers whom we would expect to be willing to accept a lower interest rate to invest in investment-grade securities. We may use the proceeds of such sales to reduce indebtedness or to fund additional investments. We may also invest through special purpose entities or other arrangements, including total return swaps and repurchase agreements, in order to obtain non-recourse financing or for other purposes.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies and in private funds. We may also co-invest on a concurrent basis with affiliates of ours, subject to compliance with applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

At March 31, 2014, our portfolio consisted of 111 portfolio companies and was invested 56% in secured debt, 27% in unsecured debt, 6% in structured products and other, 3% in preferred equity and 8% in common equity and warrants measured at fair value. We expect that our portfolio will continue to include primarily secured and unsecured debt investments as well as, to a lesser extent, equity-related securities. In addition, we also expect to invest a portion of our portfolio in other investments, which are not our primary focus, but are intended to enhance our risk-adjusted returns to stockholders. These investments may include, but are not limited to, securities of public companies, debt and equity securities of companies located outside of the United States and structured products.

Listed below are our top ten portfolio companies and industries based on their fair value and represented as a percentage of the portfolio for the fiscal years ended March 31, 2014 and 2013:

TOP TEN PORTFOLIO COMPANIES AND INDUSTRIES AS OF MARCH 31, 2014

PORTFOLIO COMPANY	% of Portfolio	INDUSTRY	% of Portfolio
Merx Aviation Finance Holdings II, LLC	12.2%	Business Services	14.6%
U.S. Security Associates Holdings, Inc.	4.0%	Aviation	12.2%
Playpower Holdings, Inc.	3.0%	Oil and Gas	11.8%
inVentiv Health, Inc.	2.8%	Financial Services	7.4%
Kronos, Inc.	2.8%	Healthcare	6.6%
First Data Corp.	2.7%	Diversified Investment Vehicle	5.5%
Asurion Corporation	2.7%	Distribution	4.9%
Ceridian Corp.	2.6%	Chemicals	4.2%
Miller Energy Resources, Inc.	2.5%	Diversified Service	3.7%
Accelerate Parent Corp. (American Tire)	2.1%	Insurance	3.5%

TOP TEN PORTFOLIO COMPANIES AND INDUSTRIES AS OF MARCH 31, 2013

PORTFOLIO COMPANY	% of Portfolio	INDUSTRY	% of Portfolio
Ceridian Corp.	6.8%	Business Services	12.1%
Ranpak Corp.	5.1%	Diversified Service	11.1%
U.S. Security Associates Holdings, Inc.	4.9%	Healthcare	10.2%
inVentiv Health, Inc.	4.9%	Financial Services	7.0%
Merx Aviation Finance Holdings, LLC	4.8%	Diversified Investment Vehicle	6.5%
Altegrity, Inc.	3.6%	Packaging	5.1%
Playpower Holdings, Inc.	2.8%	Aviation	4.8%
First Data Corp.	2.8%	Transportation	4.6%
Aveta, Inc.	2.5%	Oil & Gas	4.4%
Intelsat Bermuda Ltd.	2.4%	Education	3.7%

Listed below is the geographic breakdown of the portfolio based on fair value as of March 31, 2014 and 2013:

Geographic Region	% of Portfolio at March 31, 2014	Geographic Region	% of Portfolio at March 31, 2013
United States	92.8%	United States	91.9%
Western Europe	5.3%	Western Europe	6.7%
Cayman Islands	1.3%	Cayman Islands	1.4%
Australia	0.6%

	100.0%		100.0%

Investment Selection & Due Diligence

We are committed to a value oriented philosophy of, among other things, capital preservation and commit resources to managing risks associated with our investment portfolio. Our investment adviser conducts due diligence on prospective portfolio companies. In conducting its due diligence, our investment adviser uses information provided by the company and its management team, publicly available information, as well as information from their extensive relationships with former and current management teams, consultants, competitors and investment bankers and the direct experience of the senior partners of our affiliates.

Our investment adviser’s due diligence will typically include:

•	review of historical and prospective financial information;

•	on-site visits;

•	interviews with management, employees, customers and vendors of the potential portfolio company;

•	review of loan documents;

•	background checks; and

•	research relating to the company’s management, industry, markets, products and services, and competitors.

Upon the completion of due diligence and a decision to seek approval for an investment in a company, the professionals leading the proposed investment generally present the investment opportunity to and seek approval from the investment committee, which determines whether to pursue the potential investment. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

Prospective portfolio company characteristics

We have identified several criteria that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions; however, we caution you that not all of these criteria will be met by each prospective portfolio company in which we choose to invest. Generally, we seek to utilize our access to information generated by our investment professionals to identify investment candidates and to structure investments quickly and effectively.

Value orientation/positive cash flow

Our investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value orientation. We focus on companies in which we can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Typically, we do not expect to invest in start-up companies or companies having speculative business plans.

Experienced management

We generally seek to invest in portfolio companies that have experienced management teams. We also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests.

Strong competitive position in industry

We seek to invest in target companies that have developed leading market positions within their respective markets, have established businesses and are well positioned to capitalize on growth opportunities. We seek companies that demonstrate significant competitive advantages versus their competitors, which should help to protect their market position and profitability.

Exit strategy

We seek to invest in companies that we believe will provide a steady stream of cash flow to repay our loans. We expect that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments in portfolio companies to be a key means by which we exit from our investments over time. In addition, we seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction.

Liquidation value of assets

The prospective liquidation value of the assets, if any, collateralizing loans in which we invest is an important factor in our credit analysis. We emphasize both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, customer lists, networks and databases.

The investment committee

Potential investment opportunities are generally approved by an investment committee composed of senior personnel across AGM, including Mr. Zelter and Mr. Goldthorpe. The members of the investment committee receive no compensation from us.

Investment structure

Once we have determined that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers, including senior, junior and equity capital providers, to structure an investment.

We generally seek to structure our investments as secured loans with a direct lien on the assets or cash flows of the company that provide for increased downside protection in the event of insolvency while maintaining attractive risk-adjusted returns and current interest income. We generally seek for these secured loans to obtain security interests in the assets of our portfolio companies that serve as collateral in support of the repayment of these loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company. In some cases, we may enter into debt investments that, by their terms, convert into equity or additional debt securities or defer payments (PIK) of interest after our investment. Also, in some cases our debt investments may be collateralized by a subordinated lien on some or all of the assets of the borrower. Typically, our loans have maturities of three to ten years.

We seek to tailor the terms of our investments to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we seek to limit the downside potential of our investments by:

•	requiring an expected total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

•	generally incorporating call protection into the investment structure where possible; and

•

negotiating covenants and information rights in connection with our investments that afford our portfolio companies flexibility in managing their businesses, but which are still consistent with our goal of preserving our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights. Our investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Any warrants we receive with our debt securities generally require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

We expect to hold most of our investments to maturity or repayment, but we may sell certain of our investments sooner if a liquidity event takes place such as a sale or recapitalization or worsening of credit quality of a portfolio company, among other reasons.

Ongoing relationships with portfolio companies

Monitoring

AIM monitors our portfolio companies on an ongoing basis and also monitors the financial trends of each portfolio company to determine if each is meeting its respective business plans and to assess the appropriate course of action for each company. In addition, senior investment professionals of AIM may take board seats or obtain board observation rights for our portfolio companies.

AIM has several methods of evaluating and monitoring the performance and fair value of our investments, which can include, but are not limited to, the assessment of success of the portfolio company in adhering to its business plan and compliance with covenants; periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments; comparisons to other portfolio companies in the industry; attendance at and participation in board meetings; and review of monthly and quarterly financial statements and financial projections for portfolio companies.

AIM also uses an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. These ratings are just one of several factors that AIM uses to monitor our portfolio, are not in and of themselves determinative of fair value or revenue recognition and are presented for indicative purposes. AIM grades the credit risk of all investments on a scale of 1 to 5 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of acquisition), although it may also take into account under certain circumstances the performance of the portfolio company’s business, the collateral coverage of the investment and other relevant factors.

Under this system, investments with a grade of 1 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 2 involve a level of risk to our initial cost basis that is similar to the level of risk underwritten at the time of origination or acquisition. This portfolio company is generally performing in accordance with our analysis of its business and the full return of principal and interest or dividend is expected. Investments graded 3 indicate that the risk to our ability to recoup the cost of such investment has increased since origination or acquisition, but full return of principal and interest or dividend is expected. A portfolio company with an investment grade of 3 requires closer monitoring. Investments graded 4 indicate that the risk to our ability to recoup the cost of such investment has increased significantly since origination or acquisition, including as a result of factors such as declining performance and noncompliance with debt covenants, and we expect some loss of interest, dividend or capital appreciation, but still expect an overall positive internal rate of return on the investment. Investments graded 5 indicate that the risk to our ability to recoup the cost of such investment has increased materially since origination or acquisition and the portfolio company likely has materially declining performance. Loss of interest or dividend and some loss of principal investment is expected, which would result in an overall negative internal rate of return on the investment. For investments graded 4 or 5, AIM enhances its level of scrutiny over the monitoring of such portfolio company.

AIM monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, AIM reviews these investment ratings on a quarterly basis, and our audit committee monitors such ratings. It is possible that the grade of certain of these portfolio investments may be reduced or increased over time.

Managerial Assistance

As a BDC, we must offer, and must provide upon request, significant managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.

Valuation Process

The following is a description of the steps we take each quarter to determine the value of our portfolio. Our portfolio of investments is recorded at fair value as determined in good faith by or under the direction of our board of directors pursuant to a written valuation policy and a consistently applied valuation process utilizing the input of our investment adviser, independent valuation firms, third party pricing services and the audit committee. Since this process necessarily involves the use of judgment and the engagement of independent valuation firms, there is no certainty as to the value of our portfolio investments. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations if they are deemed to represent fair value. Market quotations may be deemed not to represent fair value where AIM believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes not to reflect the fair value of the security, among other reasons. Examples of these events could include cases in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with senior management of our investment adviser;

(3) independent valuation firms are engaged by our board of directors to conduct independent appraisals by reviewing our investment adviser’s preliminary valuations and then making their own independent assessment;

(4) the audit committee of the board of directors reviews the preliminary valuation of our investment adviser and the valuation prepared by the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments; and

(5) the board of directors discusses valuations and determines in good faith the fair value of each investment in our portfolio based on the input of our investment adviser, the applicable independent valuation firm, third party pricing services and the audit committee.

In addition, some of our investments provide for PIK interest or dividends. Such amounts of accrued PIK interest or dividends are added to the cost of the investment on the respective capitalization dates and generally become due at maturity of the investment or upon the investment being called by the issuer. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments.

Competition

Our primary competitors in providing financing to middle-market companies include public and private funds, commercial and investment banks, commercial financing companies, other BDCs or hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Some of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the restrictions that the Code imposes on us as a RIC. We also expect to use the industry information of AGM’s investment professionals to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we believe that the relationships of the senior managers of AIM and those of our affiliates enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest.

Staffing

Apollo Investment has no employees. All of the services we utilize are provided by third parties. Our chief financial officer and chief compliance officer and additional personnel assisting them in such functions are employees of AIA and perform their respective functions under the terms of the administration agreement with AIA. Certain of our other executive officers are managing partners of our investment adviser. Our day-to-day investment operations are managed by our investment adviser, which draws on the broader capabilities of the Opportunistic Credit segment of AGM’s credit business. In addition, we generally reimburse AIA for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer, chief compliance officer and corporate secretary and their respective staffs.

Properties

As of March 31, 2014, we do not own any real estate or other physical properties materially important to our operation. Our administrative and principal executive offices are located at 730 Fifth Avenue, New York, NY 10019 and 9 West 57th Street, New York, NY 10019, respectively. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While we do not expect that the resolution of these matters if they arise would materially affect our business, financial condition or results of operations, resolution will be subject to various uncertainties and could result in the expenditure of significant financial and managerial resources.

On May 20, 2013, we were named as a defendant in a complaint by the bankruptcy trustee of DSI Renal Holdings and related companies (“DSI”). The complaint alleges, among other things, that Apollo Investment participated in a “fraudulent conveyance” involving a restructuring and subsequent sale of DSI in 2010 and 2011. The complaint seeks, jointly and severally from all defendants, (1) damages of approximately $425 million, of which Apollo Investment’s share would be approximately $41 million, and the return of 9,000 shares of common stock of DSI obtained by Apollo Investment in the restructuring and sale and (2) punitive damages. At this point in time, we are unable to assess whether we may have any liability in this action. We have not made any determination that this action is or may be material to us and we intend to vigorously defend our self.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•

Pursuant to Rule 13a-14 under the Securities Exchange Act of 1934 (“the 1934 Act”), our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	Pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	Pursuant to Rule 13a-15 of the 1934 Act, our management must prepare a report regarding its assessment of our internal control over financial reporting; and

•

Pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of eight members, six of whom are not “interested persons” of Apollo Investment as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors (the “Independent Directors”). Our board of directors elects our officers, who serve at the discretion of the board of directors.

BOARD OF DIRECTORS

Under our charter, our directors are divided into three classes. Each class of directors holds office for a three year term. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

As of the date of this prospectus, information regarding the board of directors is as follows:

Interested Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
John J. Hannan	61	Chairman of the Board and Director	2004	2015
James C. Zelter	52	Chief Executive Officer and Director	2008	2015

Independent Directors
R. Rudolph Reinfrank	59	Director	2013	2015
Jeanette Loeb	62	Director	2011	2014
Frank C. Puleo	68	Director	2008	2014
Carl Spielvogel	85	Director	2004	2014
Elliot Stein, Jr.	65	Director	2004	2016
Bradley J. Wechsler	62	Director	2004	2016

The address for each director is c/o Apollo Investment Corporation, 9 West 57th Street, New York, NY 10019.

Executive officers who are not directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Edward J. Goldthorpe	37	President and Chief Investment Officer
Gregory W. Hunt	57	Chief Financial Officer and Treasurer
Cindy Z. Michel	40	Vice President and Chief Compliance Officer
Joseph D. Glatt	41	Chief Legal Officer, Vice President and Secretary

The address for each executive officer is c/o Apollo Investment Corporation, 9 West 57th Street, New York, NY 10019.

Board of Directors’ Oversight Role in Management

The board of directors’ role in management of Apollo Investment is oversight. As is the case with virtually all investment companies, including business development companies (as distinguished from operating companies), our service providers, primarily AIM, AIA and their affiliates, have responsibility for our day-to-day management, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the board of directors, acting at its scheduled meetings, or the chairman or the lead Independent Director acting between board of directors’ meetings, regularly interacts with and receives reports from senior personnel of service providers, including Apollo Investment’s Chief Executive Officer, its President and Chief Operating Officer and its Chief Financial Officer (or a senior representative of their respective offices), Apollo Investment’s and AIM’s Chief Compliance Officer and portfolio management personnel.

The audit committee of the board of directors (which consists of all the Independent Directors), meets regularly, and between meetings the audit committee chair maintains contact, with our independent registered public accounting firm, our Chief Financial Officer and the internal auditor. In addition, at its quarterly meetings, the audit committee meets with the independent valuation services that evaluate certain of our securities holdings for which there are not readily available market values. The board of directors also receives periodic presentations from senior personnel of AIM or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, personal trading, valuation, credit and investment research.

The board of directors has adopted policies and procedures designed to address certain of our risks. In addition, Apollo Investment, AIM, AIA and other of our service providers have adopted a variety of policies, procedures and controls designed to address our particular risks. However, it is not possible to eliminate all of the risks applicable to us. The board of directors also receives reports from our counsel or counsel to AIM and the board of directors’ own independent legal counsel regarding regulatory compliance and governance matters. The board of directors’ oversight role does not make the board of directors a guarantor of our investments or activities or the activities of any of our service providers on behalf of Apollo Investment.

Board of Directors Composition and Leadership Structure

The 1940 Act requires that at least a majority of our directors not be “interested persons” (as defined in the 1940 Act) of Apollo Investment. Currently, six of our eight directors are Independent Directors. The chairman of the board of directors is an interested person of Apollo Investment, and the Independent Directors have designated a Lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on board of directors’ meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel and between management and the Independent Directors. The board of directors has determined that its leadership structure, in which 75% of the directors are not affiliated with AIM, is appropriate in light of the services that AIM and its affiliates provide to us and potential conflicts of interest that could arise from these relationships.

Biographical Information

Directors

Our directors have been divided into two groups—Independent Directors and interested directors. Interested directors are interested persons as defined in the 1940 Act.

Information About Each Director’s Experience, Qualifications, Attributes or Skills.

Additional information about each director follows (supplementing the information provided in the tables above) that describes some of the specific experiences, qualifications, attributes or skills that each director possesses which the board believes has prepared them to be effective directors. The board of directors believes that the significance of each director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one director may not have the same value for another) and that these factors are best evaluated at the board level, with no single director, or particular factor, being indicative of board effectiveness. However, the board of directors believes that directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with our management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the board of directors believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the board of directors of Apollo Investment) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the directors are counseled by their own independent legal counsel, who participates in board of directors’ meetings and interacts with AIM, and also may benefit from information provided by our or AIM’s counsel; both board of directors and our counsel have significant experience advising funds and fund board members. The board of directors and its committees have the ability to engage other experts as appropriate. The board of directors evaluates its performance on an annual basis.

Independent Directors

Jeanette Loeb (62) Director. Ms. Loeb became a Director of Apollo Investment Corporation in August 2011. Ms. Loeb currently serves as a Director of PetCareRx, Inc., and is a former Chairman and Chief Executive Officer of the company, a leading e-commerce pet pharmacy that sells pet medications, supplies and food directly to the consumer. Ms. Loeb joined PetCareRx, Inc. in 2001. From 1977 until 1994, Ms. Loeb was an investment banker at Goldman Sachs, where she served as the head of the Structured Finance Department in the U.S. Ms. Loeb was named the first woman partner of Goldman Sachs in 1986 and served as a partner from 1986-1994. Ms. Loeb received an MBA from Harvard Business School and graduated Phi Beta Kappa from Wellesley College with a BA in economics. She currently serves on the board and the finance committee of New York City Center and the board for Alliance Bernstein Multi-Manager Alternative Fund, and has previously been on the board and audit committee of the United Nations Development Corporation, a member of the board of the Collegiate School, the Treasurer and a board member of the Society of Memorial Sloan Kettering and a founding member of the Wellesley Business Leadership Council.

Frank C. Puleo (68) Director. Mr. Puleo became a Director of Apollo Investment Corporation in February 2008. Mr. Puleo currently serves as a Director of CIFC Corp. (formerly known as CIFC Deerfield Corp.), a credit asset manager, South Street Holdings, LLC, a company that finances securities inventory for customers and dealers and licenses trade processing software, SLM Corp., a student loan company, and Syncora Capital Assurance, Inc., a monoline financial guaranty and insurance company. Previously, Mr. Puleo was a partner at Milbank, Tweed, Hadley & McCloy LLP where he advised clients on structured finance transactions, bank and bank holding company regulatory and securities law matters. Mr. Puleo became a partner of Milbank, Tweed, Hadley & McCloy LLP in 1978 and Co-Chairman of the firm’s Global Finance Group in 1995 until retiring at the end of 2006. He was a member of the firm’s Executive Committee from 1982 to 1991 and from 1996 to 2002. Mr. Puleo served as a Lecturer at Columbia University School of Law from 1997 to 2001.

R. Rudolph Reinfrank (59) Director. Mr. Reinfrank became a Director of Apollo Investment Corporation in June 2013. Mr. Reinfrank currently serves as a Director of Parker Drilling Company Inc. Since October 2009 Mr. Reinfrank has served as the Managing General Partner of Riverford Partners, LLC (“Riverford”), a strategic advisory and investment firm based in Los Angeles, CA. Riverford acts as an investor, board member and strategic adviser to growth companies and companies in transition. In 2000, Mr. Reinfrank co-founded and served as a Managing General Partner of Clarity Partners, L.P. until 2009. In 1997, he co-founded and served as a Managing General Partner of Rader Reinfrank & Co. In 2006, he co-founded Clarity China, L.P. Mr. Reinfrank is also a Senior Adviser to Pall Mall Capital, Limited (London) and Transnational Capital Corporation.

Carl Spielvogel (85) Director. Ambassador Spielvogel became a Director of Apollo Investment Corporation in March 2004. Ambassador Spielvogel was and is currently Chairman and Chief Executive Officer of Carl Spielvogel Associates, Inc., an international management and counseling company, from 1997 to 2000, and since 2001 to present. From 2000 to 2001, Ambassador Spielvogel served as U.S. Ambassador to the Slovak Republic, based in Bratislava, Slovakia. He served as a Director of Interactive Data Corporation, Inc. from 1996 to 2009, and as a member of its Audit Committee and Chairman of the Independent Shareholders Committee. From 1994 to 1997, Ambassador Spielvogel was Chairman and Chief Executive Officer of the United Auto Group, Inc., one of the first publicly-owned auto dealership groups. Earlier, Ambassador Spielvogel was Chairman and Chief Executive Officer of Backer Spielvogel Bates Worldwide, a global marketing communications company, from 1985 to 1994. Ambassador Spielvogel is a trustee of the Metropolitan Museum of Art; a member of the Board of Trustees and Chairman of the Business Council of the Asia Society; a member of the Board of Trustees of Lincoln Center for the Performing Arts; a member of the Council on Foreign Relations; a member of the Executive Committee of the Council of American Ambassadors; a Trustee and member of the Executive Committee of the State University of New York; and a former Fellow of the Kennedy School of Government at Harvard University. Before becoming an Ambassador, he was a Governor of the United States Government Board of Broadcasting.

Elliot Stein, Jr. (65) Director. Mr. Stein became a Director of Apollo Investment Corporation in March 2004 and currently serves as lead Independent Director. Mr. Stein has also been a Director of Apollo Senior Floating Rate Fund Inc. since 2011 and Apollo Tactical Income Fund Inc. since 2013. He is currently Chairman of Senturion Forecasting, LLC and Acertas LLC, two private companies. He is also a Managing Director of Commonwealth Capital Partners and was Chairman of Caribbean International News Corporation. Mr. Stein is also a board member of various private companies including Multi-Pak Holdings, Cohere Communications and Assay Healthcare Solutions. Mr. Stein is a Trustee of Claremont Graduate University and the New School University. He is a member of the Council on Foreign Relations. He formerly served as a Director of Bizzingo, Inc. and various other private companies, including VTG Holdings, Bargain Shop Holdings, Inc.

Bradley J. Wechsler (62) Director. Mr. Wechsler became a Director of Apollo Investment Corporation in April 2004. Mr. Wechsler was the Co-Chairman and Co-Chief Executive Officer of IMAX Corporation from 1996 through 2009 and is currently Chairman. Previously Mr. Wechsler has had several executive positions in the entertainment and finance industries. Mr. Wechsler is a Vice-Chairman of the board of the NYU Hospital and Medical Center, a member of the Executive Committee and chairs its Finance Committee. In addition, he serves on the boards of Assay Healthcare Solutions, the Ethical Culture Fieldston Schools and Math for America. He is also a member of the Academy of Motion Picture Arts and Sciences.

Interested directors

John J. Hannan (61) Chairman of the Board of Directors. Mr. Hannan became a Director of Apollo Investment Corporation in March 2004 and was elected as Chairman of the Board of Directors in August 2006. He served as the Chief Executive Officer from February 2006 to November 2008. Mr. Hannan, a senior partner of Apollo Management, L.P., co-founded Apollo Management, L.P. in 1990. He is a Director of Environmental Solutions Worldwide, Inc. and EP Energy Corporation, and he formerly served as a Director of Vail Resorts, Inc. and Goodman Global, Inc.

James C. Zelter (52) Chief Executive Officer and Director. Mr. Zelter joined Apollo Global Management LLC in 2006. He became the Chief Executive Officer and a Director of Apollo Investment Corporation in November 2008. He is the Managing Partner of Apollo Capital Management, L.P. (“ACM”). The funds in the ACM platform include, without limitation: Apollo Credit Fund, Apollo Credit Strategies Fund, Apollo Credit Opportunity Fund I, II, and III and Apollo European Principal Finance Fund I and II. ACM also includes AIM, the investment manager to Apollo Investment Corporation. Prior to joining Apollo, Mr. Zelter was with Citigroup and its predecessor companies from 1994 to 2006. From 2003 to 2005, Mr. Zelter was Chief Investment Officer of Citigroup Alternative Investments, and prior to that he was responsible for the firm’s Global High Yield franchise.

Executive Officers who are not directors

Joseph D. Glatt (41) Chief Legal Officer, Vice President and Secretary. Mr. Glatt was appointed Chief Legal Officer of Apollo Investment Corporation in 2014, Secretary of Apollo Investment Corporation in 2010 and Vice President in 2009. Mr. Glatt is also currently General Counsel of Apollo Capital Management, L.P., a position he has held since 2007. Since 2011 he has served as the Chief Legal Officer of Apollo Senior Floating Rate Fund Inc., and since 2013 he has served as the Chief Legal Officer of Apollo Tactical Income Fund Inc. Previously, Mr. Glatt was associated with the law firms of Simpson Thacher & Bartlett LLP from 1998 to 2003 and Schulte Roth & Zabel LLP from 2003 to 2007, in each case, primarily focusing on mergers and acquisitions, leveraged buyouts and capital markets activities.

Edward J. Goldthorpe (37) President and Chief Investment Officer. Mr. Goldthorpe began his term as President of Apollo Investment Corporation and as Chief Investment Officer of AIM in May 2012. Previously, Mr. Goldthorpe was employed by Goldman Sachs for 13 years. He served most recently as a Managing Director with the Bank Loan Distressed Investing Desk (2009 to 2012), and prior to that Mr. Goldthorpe was a Managing Director with the Special Situations Group within the firm’s Securities Division (2005 to 2009). Prior to that, Mr. Goldthorpe was a Vice President in the High Yield Distressed Group (2001 to 2005), an analyst in the Merchant Banking Division (2000 to 2001), and an analyst in the Investment Banking Division (1999 to 2000). Mr. Goldthorpe received a B.A. in Commerce from Queen’s University in Kingston, Ontario. Mr. Goldthorpe currently serves on the Global Advisory Board for the Queen’s School of Business. He is also the Chairman of the Young Fellowship of The Duke of Edinburgh’s Award.

Gregory W. Hunt (57) Chief Financial Officer and Treasurer. Mr. Hunt began his term as Chief Financial Officer and Treasurer of Apollo Investment Corporation in May 2012. Previously, Mr. Hunt was Executive Vice President and Chief Financial Officer for Yankee Candle which he joined in April 2010. Prior to joining Yankee Candle, Mr. Hunt served as the Executive Vice President of Strategic and Commercial Development for Norwegian Cruise Lines from 2007 to 2009. Prior to joining Norwegian Cruise Lines, Mr. Hunt served as Chief Financial Officer and Chief Restructuring Officer of Tweeter Home Entertainment Group, Inc. from 2006 to 2007 and Chief Financial Officer and Co-Chief Executive of Syratech Corporation from 2001 to 2006. Prior to Syratech, Mr. Hunt held several senior financial leadership positions including Chief Financial Officer of NRT Inc., Culligan Water Technologies, Inc. and Samsonite Corporation. Mr. Hunt also serves as a Director of LogicSource Inc. and as a member of the Board of Advisers for the University of Vermont School of Business.

Cindy Z. Michel (40) Vice President and Chief Compliance Officer. Ms. Michel was appointed Chief Compliance Officer and Vice President of Apollo Investment Corporation in 2010. Ms. Michel joined Apollo Global Management, LLC in 2007 as its Director of Compliance and since 2014 has been the firm’s Chief Compliance Officer. Prior to joining Apollo, Ms. Michel served as the Director of Compliance of the Private Equity Division at Lehman Brothers. Prior to that, she was associated with the investment bank Credit-Suisse Securities as a member of its Compliance Department supporting the Private Equity and Investment Banking businesses. Before joining Credit-Suisse, Ms. Michel was associated with the law firm of DLA Piper.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit committee

The audit committee operates pursuant to an audit committee charter approved by our board of directors. The charter sets forth the responsibilities of the audit committee, which include selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit our annual financial statements; reviewing and discussing with management and the auditors our annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommending to the board of directors whether the audited financial statements should be included in our annual report on Form 10-K; reviewing and discussing with management and the auditors our quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; evaluating the qualifications, performance and independence of the auditors; reviewing preliminary valuations of the investment adviser and independent valuation firms and recommending valuations to the board of directors; and recommending compensation of the chief financial officer to the board of directors for determination. The audit committee is presently composed of six persons: Messrs. Reinfrank, Puleo, Spielvogel, Stein, Wechsler and Ms. Loeb, all of whom are Independent Directors and are otherwise considered independent under NASDAQ Marketplace Rule 5605(a)(2). Each member of the audit committee is expected to continue to serve on the audit committee after the Meeting. Mr. Reinfrank currently serves as the chairperson of the audit committee. Our board of directors has determined that Mr. Reinfrank is an “audit committee financial expert” as that term is defined under Item 401 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The audit committee charter is available on our website (http://www.apolloic.com). During the fiscal year ended March 31, 2014, the audit committee met twelve times.

Nominating and corporate governance committee

The nominating and corporate governance committee is responsible for selecting qualified nominees to be elected to the board of directors by stockholders; identifying, selecting or recommending qualified nominees to fill any vacancies on the board of directors or a committee thereof; developing and recommending to the board of directors a set of corporate governance principles applicable to us; overseeing the evaluation of the board of directors and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the board of directors to the nominating and corporate governance committee. The nominating and corporate governance committee is presently composed of six persons: Messrs. Puleo, Reinfrank, Spielvogel, Stein, Wechsler and Ms. Loeb. Mr. Stein currently serves as the chairman of the nominating and corporate governance committee. The nominating and corporate governance committee has adopted a written nominating and corporate governance committee charter which is available on our website (www.apolloic.com). During the fiscal year ended March 31, 2014, the nominating and corporate governance committee met four times.

Compensation committee

The Compensation Committee is responsible for determining, or recommending to the board of directors for determining, the compensation of our chief executive officer and all other executive officers, paid directly by us, if any. The Compensation Committee also assists the board of directors with all matters related to compensation, as directed by the board of directors. The current members of the Compensation Committee are Messrs. Reinfrank, Puleo, Spielvogel, Stein, Wechsler and Ms. Loeb, each of whom is not an interested person of us for purposes of the 1940 Act and the NASDAQ corporate governance rules. As shown below, none of our executive officers is directly compensated by us and, as a result, the Compensation Committee does not produce and/or review and report on executive compensation practices. The Compensation Committee Charter is available on our website (www.apolloic.com).

COMPENSATION OF DIRECTORS AND OFFICERS

The following table shows information regarding the compensation expected to be received by the independent directors and executive officers for the fiscal year ended March 31, 2014. No compensation is paid to directors who are “interested persons.”

Name	Aggregate compensation from Apollo Investment	Pension or retirement benefits accrued as part of our expenses(1)	Total compensation from Apollo Investment paid to director/ officer
Independent directors
R. Rudolph Reinfrank	$154,000	None	$154,000
Jeanette Loeb	163,500	None	163,500
Frank C. Puleo	162,000	None	162,000
Carl Spielvogel	146,000	None	146,000
Elliot Stein, Jr.	173,250	None	173,250
Bradley J. Wechsler	150,500	None	150,500
Ashok Bakhru(3)	40,750	None	40,750
Interested directors
John J. Hannan	None	None	None
James C. Zelter(2)	None	None	None
Executive Officers
Edward J. Goldthorpe	None	None	None
Gregory W. Hunt	None	None	None
Cindy Michel	None	None	None
Joseph Glatt	None	None	None

(1)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)	James C. Zelter is also an executive officer of Apollo Investment Corporation.

(3)	As of June 2013, Mr. Bakhru is no longer serving as a director.

The independent directors’ annual fee is $125,000. The independent directors also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting, $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended, and $1,500 for each telephonic committee or board meeting attended. In addition, the Lead Independent Director receives an annual fee of $25,000, the Chairman of the Audit Committee receives an annual fee of $15,000 and each chairman of any other committee receives an annual fee of $2,500 for additional services in these capacities. Further, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers.

Additional information required by this item, including for example, compensation of officers and directors, is contained in the Registrant’s definitive Proxy Statement for its 2014 Annual Stockholders Meeting under the caption, “Compensation of Directors and Executive Officers” to be filed with the Securities and Exchange Commission within 120 days after March 31, 2014 and is incorporated herein by reference.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Management services

AIM serves as our investment adviser and is controlled by Apollo. AIM is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, the investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, Apollo Investment. Under the terms of an investment advisory and management agreement, AIM:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	closes and monitors the investments we make.

AIM’s services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management fee

Pursuant to the investment advisory and management agreement, we pay AIM a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee. For the fiscal years ended March 31, 2014, 2013 and 2012, we paid $62.82 million, $55.7 million and $60.32 million, respectively, in base management fees and expensed $46.92 million, $41.1 million and $39.65 million, respectively, in performance-based incentive fees.

The base management fee is calculated at an annual rate of 2.00% of our average gross assets. The base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets net of payable for investments and cash equivalents purchased at the end of the two most recently completed calendar quarters. Base management fees for any partial month or quarter are appropriately prorated.

The incentive fee has two parts, as follows: one part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include any realized capital gains computed net of all realized capital losses and unrealized capital depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the rate of 1.75% per quarter (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee.

We pay AIM an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the performance threshold of 1.75%;

•

100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the performance threshold but does not exceed 2.1875% in any calendar quarter (8.75% annualized); and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

PRE-INCENTIVE FEE NET INVESTMENT INCOME

(EXPRESSED AS A PERCENTAGE OF THE VALUE OF NET ASSETS)

PERCENTAGE OF PRE-INCENTIVE FEE NET INVESTMENT INCOME

ALLOCATED TO INCOME-RELATED PORTION OF INCENTIVE FEE

These calculations are appropriately pro rated for any period of less than three months. The effect of the fee calculation described above is that if pre-incentive fee net investment income is equal to or exceeds 2.1875%, AIM will receive a fee of 20% of our pre-incentive fee net investment income for the quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee performance threshold and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income. Furthermore, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement, as of the termination date) and will equal 20% of our realized capital gains for each calendar year computed net of all realized capital losses and unrealized capital depreciation and incorporating unrealized depreciation on a gross investment-by-investment basis at the end of such year. Capital gains with respect to any investment will equal the difference between the proceeds from the sale of such investment and the accreted or amortized cost basis of such investment.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Performance threshold (1) = 1.75%

Management fee (2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-incentive fee net investment income

(investment income—(management fee + other expenses)) = 0.55%

Pre-incentive net investment income does not exceed performance threshold, therefore there is no incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%

Performance threshold (1) = 1.75%

Management fee (2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-incentive fee net investment income

(investment income—(management fee + other expenses)) = 2.00%

Incentive fee = 100% × pre-incentive fee net investment income, in excess of the performance threshold (4)

= 100% × (2.00% – 1.75%)

= 0.25%

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%

Performance threshold (1) = 1.75%

Management fee (2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-incentive fee net investment income

(investment income—(management fee + other expenses)) = 2.30%

Incentive fee = 100% × (2.1875% – 1.75%) + (20% × (pre-incentive fee net investment income—

2.1875%))

= 0.4375%

Incentive fee = (100% × 0.4375%) + (20% × (2.30% – 2.1875%))

= 0.4375% + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

(*)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

(1)	Represents 7.0% annualized performance threshold.

(2)	Represents 2.0% annualized management fee.

(3)	Excludes organizational and offering expenses.

(4)	This provides our investment adviser with an incentive fee of 20% on all of our pre-incentive fee net investment income when our net investment income equals or exceeds 2.1875% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

•	Year 3: None

$5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

•	Year 4: Capital gains incentive fee of $200,000

$6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee taken in Year 2)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

•	Year 1: None

•	Year 2: $5 million capital gains incentive fee

•	20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

•	Year 3: $1.4 million capital gains incentive fee (1)

•	$6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains fee received in Year 2

•	Year 4: None

•	Year 5: None

$5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3”

Payment of our expenses

All investment professionals of the investment adviser and their respective staffs when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by AIM. We bear all other costs and expenses of our operations and transactions, including those relating to: calculation of our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by AIM payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors’ and officers’ errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or Apollo Administration in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer, chief financial officer and corporate secretary and their respective staffs.

(1)	As illustrated in Year 3 of Alternative 1 above, if Apollo Investment were to be wound up on a date other than December 31st of any year, Apollo Investment may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if Apollo Investment had been wound up on December 31st of such year.

Duration and termination

The continuation of our investment advisory and management agreement was approved by our board of directors on March 24, 2014. Unless terminated earlier as described below, it will remain in effect from year to year if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not “interested persons” as defined in the 1940 Act. The investment advisory and management agreement will automatically terminate in the event of its assignment. Either party may terminate the investment advisory and management agreement without penalty upon not more than 60 days’ written notice to the other party. See “Risk Factors—Risks relating to our business and structure—We are dependent upon AIM’s key personnel for our future success and upon their access to Apollo’s investment professionals and partners.”

Indemnification

The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its duties and obligations, AIM and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Apollo Investment for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of AIM’s services under the investment advisory and management agreement or otherwise as an investment adviser of Apollo Investment.

Organization of the investment adviser

AIM is a Delaware limited partnership that is registered as an investment adviser under the Advisers Act. The principal executive offices of AIM are at 9 West 57th Street, New York, NY 10019.

Portfolio Managers

AIM, our investment adviser, is led by John Hannan, James C. Zelter and Edward Goldthorpe. Potential investment opportunities are generally approved by an investment committee comprised of senior personnel across AGM, including Mr. Zelter and Mr. Goldthorpe. The composition of the investment committee and its approval process for our investments may change from time to time. AIM draws upon AGM’s more than 20 year history and benefits from the broader firm’s significant capital markets, trading and research expertise developed through investments in many core sectors in over 200 companies since inception.

The following individuals (the “Portfolio Managers”) have senior responsibility for the management of our investment portfolio: Edward Goldthorpe, James C. Zelter, Anthony M. Civale, Justin Sendak and Robert Ruberton. In addition Mr. Zelter and Mr. Goldthorpe are members of the investment committee that generally approves potential investment opportunities for Apollo Investment, and Mr. Goldthorpe is also our Chief Investment Officer and has primary responsibility for the day-to-day implementation and management of our investment portfolio.

Other Accounts Managed. As of March 31, 2014, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets (in millions) (1)	Number of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (in millions) (2)
Edward Goldthorpe	Registered Investment Companies:	None	—	—	—
	Other Pooled Investment Vehicles:	5	$1,649.6	5	$1,649.6
	Other Accounts:	3	$1,377.4	3	$1,377.4

James C. Zelter	Registered Investment Companies:	None	—	—	—

	Other Pooled Investment Vehicles:	None	—	—	—

	Other Accounts:	None	—	—	—

Anthony M. Civale	Registered Investment Companies:	None	—	—	—
	Other Pooled Investment Vehicles:	None	—	—	—
	Other Accounts:	None	—	—	—

Justin Sendak	Registered Investment Companies:	None	—	—	—

	Other Pooled Investment Vehicles:	None	—	—	—

	Other Accounts:	None	—	—	—

Robert Ruberton	Registered Investment Companies:	None	—	—	—
	Other Pooled Investment Vehicles:	5	$2,847.6	4	$2,758.9
	Other Accounts:	7	$2,104.0	6	$1,865.6

(1)	Total assets represents assets under management as defined by Apollo Global Management, LLC, which includes unfunded commitments.

(2)	Represents the assets under management of the accounts managed that generate incremental fees in addition to management fees.

Compensation. AIM’s financial arrangements with the Portfolio Managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.

Base Compensation. Generally, Portfolio Managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation. Portfolio Managers also receive discretionary compensation generally consisting of two components: an annual bonus and carried interest.

•

Annual Bonus. Generally, a Portfolio Manager receives an annual bonus based on such person’s individual performance, operational performance for the Apollo-advised accounts for which such person serves, and such Portfolio Manager’s impact on the overall operating performance and potential to contribute to long-term value and growth. A portion of each annual bonus may be deferred, and, at the discretion of Apollo, may be in the form of cash or equity of an Apollo entity, such as restricted stock units of Apollo Global Management, LLC.

•

Carried Interest. Generally, a Portfolio Manager receives carried interests with respect to the Apollo-advised accounts for which such person serves as a Portfolio Manager, subject to standard terms and conditions, including vesting.

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, AIM and its affiliates provide investment management services both to us and the other Apollo-advised accounts, including other funds, client accounts, proprietary accounts and any other investment vehicles that AIM and its affiliates may establish from time to time, in which we will not have an interest. The Portfolio Managers, AIM and its affiliates may give advice and recommend securities to the other Apollo-advised accounts that may differ from advice given to, or securities recommended or bought for, us, even though their investment objectives may be the same or similar to ours.

AIM will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, AIM and its affiliates in managing the other Apollo-advised accounts could conflict with the transactions and strategies employed by the Portfolio Managers in managing us and may affect the prices and availability of the securities and instruments in which we invest. Conversely, participation in specific investment opportunities may be appropriate, at times, for both us and the other Apollo-advised accounts. It is the policy of AIM to generally share appropriate investment opportunities (and sale opportunities) with the other Apollo-advised accounts to the extent consistent with applicable legal requirements. In general, this policy will result in such opportunities being allocated pro rata among us and the other Apollo-advised accounts. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Apollo-advised account as compared to another participating Apollo-advised account.

In the event investment opportunities are allocated among us and the other Apollo-advised accounts, we may not be able to structure its investment portfolio in the manner desired. Although AIM endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by the other Apollo-advised accounts or portfolio managers affiliated with AIM. Furthermore, we and the other Apollo-advised accounts may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by us and the other Apollo-advised accounts. When this occurs, the various prices may be averaged, and we will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to our disadvantage. In addition, under certain circumstances, we may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is possible that other Apollo-advised accounts may make investments in the same or similar securities at different times and on different terms than us. From time to time, we and the other Apollo-advised accounts may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding us may benefit the other Apollo-advised accounts. For example, the sale of a long position or establishment of a short position by us may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised accounts, and the purchase of a security or covering of a short position in a security by us may increase the price of the same security held by (and therefore benefit) one or more Apollo-advised accounts.

Although the professional staff of AIM will devote as much time to our management as AIM deems appropriate to perform its obligations, the professional staff of AIM may have conflicts in allocating its time and services among us and AIM’s other investment vehicles and accounts. AIM and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of AIM and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of AIM and their officers and employees will not be devoted exclusively to our business but will be allocated between our business and the management of the monies of other clients of AIM.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he or she manages. If the structure of AIM’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the Portfolio Managers may be motivated to favor certain accounts over others. The Portfolio Managers also may be motivated to favor accounts in which they have investment interests, or in which AIM or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his or her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

We and AIM have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for AIM and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Beneficial Ownership of Securities. The following table sets forth the dollar range of our equity securities beneficially owned by each of the Portfolio Managers as of March 31, 2014.

Name of Portfolio Manager	Dollar Range of Equity Securities in Apollo Investment (1)
Anthony M. Civale	None
Edward Goldthorpe	$100,001-$500,000
Robert Ruberton	$10,001-$50,000
Justin Sendak	$10,001-$50,000
James C. Zelter	over $1,000,000

(1)	Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or over $1,000,000.

Board Approval of the Investment Advisory and Management Agreement

At a meeting of our board of directors held on March 24, 2014, the board, including our directors who are not “interested persons” as defined in the 1940 Act, voted to approve the continuation of the investment advisory and management agreement between us and AIM for another annual period in accordance with the requirements of the 1940 Act. Our independent directors had the opportunity to consult in executive session with their counsel regarding the approval of such agreement. In reaching a decision to approve the continuation of the investment advisory and management agreement, our board of directors reviewed a significant amount of information and considered, among other things:

•	the nature, extent and quality of the advisory and other services provided and to be provided to us by the investment adviser;

•	the investment performance of us and our investment adviser;

•

the reasonableness of the fee payable by us to the investment adviser in light of comparative performance, expense and advisory fee information, costs of the services provided, and profits realized and benefits derived or to be derived by the investment adviser from its relationship with us;

•	the potential for economies of scale to be realized by the investment adviser in managing our assets and the extent to which material economies of scale may be shared with us; and

•	various other matters.

In approving the continuation of the investment advisory and management agreement, our board of directors, including the directors who are not “interested persons,” made the following determinations:

•

Nature, Extent and Quality of Services. Our board of directors received and considered information regarding the nature, extent and quality of the investment selection process employed by the investment adviser. In addition, our board of directors received and considered other information regarding the administrative and other services rendered to us by affiliates of the investment adviser and noted information received at regular meetings throughout the year related to the services rendered by the investment adviser in its management of our affairs. Our board of directors also considered the backgrounds and responsibilities of the investment adviser’s senior personnel and their qualifications and experience in connection with the types of investments made by us. The board noted recent additions to the investment adviser’s personnel and the investment adviser’s commitment to providing us with qualified investment and compliance personnel. Our board also considered the financial resources available to the investment adviser. Our board of directors determined that the nature, extent and quality of the services provided or to be provided by the investment adviser are adequate and appropriate.

•

Investment Performance. Our board of directors reviewed the long-term and short-term investment performance of Apollo Investment and the investment adviser, as well as comparative data with respect to the long-term and short-term investment performance of other externally-managed business development companies. Our board of directors concluded that the recent management and strategy changes should improve our investment performance.

•

The reasonableness of the fee payable by us to the investment adviser. Our board of directors considered comparative data based on publicly available information and information provided by a third party retained to provide comparative data on other business development companies with respect to services rendered and the advisory fees (including the management fees and incentive fees) of other business development companies as well as our operating expenses and expense ratio compared to other business development companies, including business development companies with similar investment objectives. Based upon its review, the board of directors concluded that the fee schedule is comparable with the fee schedules of business development companies with similar investment objectives. Additionally, our board of directors concluded that our investment adviser’s investment staff appears sufficient to support our investment program and our investment adviser’s parent company appears willing and able to support our investment adviser’s investment activities through shared resources and financial commitments.

•

Economies of Scale. Our board of directors considered information about the potential of the investment adviser to realize economies of scale in managing our assets, and determined that at this time there were no economies of scale to be realized by the investment adviser managing our assets and that, to the extent future material economies of scale were not shared, our board of directors would seek to have such economies of scale shared with us.

Based on the information reviewed and the discussions above, our directors (including those directors who are not “interested persons”) concluded that the terms of the investment advisory and management agreement, including the fee rates thereunder, are fair and reasonable in relation to the services provided and approved the continuation of the investment advisory and management agreement with the investment adviser as being in the best interests of Apollo Investment and its stockholders.

In view of the wide variety of factors that our board of directors considered in connection with its evaluation of the investment advisory and management agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors our board considered in reaching its decision. Our board of directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of our board of directors. Rather, our board of directors based its approval on the totality of information presented to, and reviewed by, it. In considering the factors discussed above, individual directors may have given different weights to different factors.

ADMINISTRATION AGREEMENT

Pursuant to a separate administration agreement, AIA furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, AIA also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, AIA assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are equal to an amount based upon our allocable portion of AIA’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs. Under the administration agreement, AIA also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. Either party may terminate the administration agreement without penalty upon 60 days’ written notice to the other party.

At the fiscal years ended March 31, 2014, 2013 and 2012, expenses accrued under the administration agreement were $5.6 million, $4.39 million and $5.39 million, respectively. For administrative expenses accrued during the most recently completed fiscal quarter, please see “Management’s Discussion and Analysis of Financial Condition and Result of Operations—Results of Operations—Expenses.”

Indemnification

The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its duties and obligations, AIA and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of AIA’s services under the administration agreement or otherwise as administrator for us.

LICENSE AGREEMENT

We have entered into a license agreement with AGM pursuant to which AGM has agreed to grant us a non-exclusive, royalty-free license to use the name “Apollo.” Under this agreement, we have the right to use the “Apollo” name, for so long as AIM or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Apollo” name. This license agreement will remain in effect for so long as the investment advisory and management agreement with our investment adviser is in effect.

CERTAIN RELATIONSHIPS

We have entered into an investment advisory and management agreement with AIM. Certain of our senior officers and our chairman of the board of directors have ownership and financial interests in AIM. Certain of our senior officers also serve as principals of other investment managers affiliated with AIM that may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the partners of our investment adviser, AIM, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do, or of investment funds managed by its affiliates, although we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with AIM. However, our investment adviser and its affiliates intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client.

We have entered into a royalty-free license agreement with AGM, pursuant to which AGM has agreed to grant us a non-exclusive license to use the name “Apollo.” Under the license agreement, we have the right to use the “Apollo” name for so long as AIM or one of its affiliates remains our investment adviser. In addition, we rent office space from AIA, an affiliate of AIM, and pay Apollo Administration our allocable portion of overhead and other expenses incurred by Apollo Administration in performing its obligations under our administration agreement with AIA, including our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs, which can create conflicts of interest that our board of directors must monitor. We may invest, to the extent permitted by law, on a concurrent basis with affiliates of AIM, subject to compliance with applicable regulations and our allocation procedures.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of August 28, 2014, to our knowledge, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth, as of August 28, 2014, certain ownership information with respect to our common stock for each person whom we believe, based upon Schedule 13D, Schedule 13G, Form 13F or other filings by such person with the SEC and other information obtained from such person, may beneficially own 5% or more of our outstanding common stock, and for all officers and directors as a group as of August 28, 2014. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power over such securities.

Name and address	Type of ownership (1)	Shares owned	Percentage of common stock outstanding (2)
FMR LLC (3)	Beneficial	21,283,047	8.99%
Thornburg Investment Management Inc. (4)	Beneficial	12,504,742	5.56%
All officers and directors as a group (12 persons) (5)	Beneficial	509,610	*

*	Represents less than 1%.

(1)	Over 97% of our common stock is owned of record by Cede & Co., as nominee of the Depository Trust Company.

(2)	Based on 236,741,351 shares of common stock outstanding on August 28, 2014.

(3)	The principal address for FMR LLC is 245 Summer Street, Boston, MA 02210.

(4)	The principal address for Thornburg Investment Management Inc. is 2300 North Ridgetop Road, Santa Fe, New Mexico, 87506.

(5)	The address for all officers and directors is c/o Apollo Investment Corporation, 9 West 57th Street, New York, NY 10019.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors as of August 28, 2014. Information as to the beneficial ownership is based on information furnished to Apollo Investment Corporation by such persons. (We are not part of a “family of investment companies” as that term is defined in the 1940 Act).

Name of Director	Dollar Range of Equity Securities in Apollo Investment Corporation (1)
Independent Directors
Jeanette Loeb (2)	$100,001 – $500,000
Frank C. Puleo	$100,001 – $500,000
R. Rudolph Reinfrank	$50,001 – $100,000
Carl Spielvogel	$1 – $ 10,000
Elliot Stein, Jr. (2)	$100,001 – $500,000
Bradley J. Wechsler	$100,001 – $500,000
Interested Directors
John J. Hannan (2)	$500,001 – $1,000,000
James C. Zelter	Over $1,000,000

(1)	Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or over $1,000,000.

(2)	Dollar range includes shares held through indirect beneficial ownership of a family trust.

PORTFOLIO COMPANIES

The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which we had an investment at March 31, 2014. A percentage shown for a class of investment securities held by us represents the percentage of the class owned and does not necessarily represent voting ownership. A percentage shown for equity securities, other than warrants or options, represents the actual percentage of the class of security held on a fully diluted basis. A percentage shown for warrants and options held represents the percentage of a class of security we may own assuming we exercise our warrants or options after dilution. See the financial statements to this base prospectus and any accompanying prospectus supplement for information regarding the fair value of these securities and for the general terms of any loans to the portfolio companies.

The portfolio companies are presented in three categories: “companies more than 25% owned,” which represent portfolio companies with respect to which we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, unless otherwise noted, are presumed to be controlled by us under the 1940 Act; “companies owned 5% to 25%,” which represent portfolio companies with respect to which we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or with respect to which we hold one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and “companies less than 5% owned,” which represent portfolio companies with respect to which we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and with respect to which we have no other affiliations. We make available significant managerial assistance to our portfolio companies. We generally request and may receive rights to observe the meetings of our portfolio companies’ board of directors.

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held (1)

Companies More Than 25% Owned

Generation Brands Holdings, Inc. 7400 Linder Ave Skokie, IL 60077	Home and Office Furnishings and Durable Consumer Products	Common Equity/ Interests	27.9%

Golden Hill CLO I, LLC, Equity (2) 1209 Orange Street Wilmington, DE 19801	Diversified Investment Vehicle	Structured Products	100%

Highbridge Loan Management 3-2014, Ltd. (2) c/o Maples FS Limited P.O. Box 1093 Boundary Hall, Cricket Square Grand Cayman KY1-1108 Cayman Islands	Diversified Investment Vehicle	Structured Products, Class D Notes, Class E Notes, Subordinated Notes	25.96%(6)

MCF CLO I LLC (2) c/o Madison Capital Funding 30 South Wacker Dr., Suite 3700 Chicago, IL 60606	Diversified Investment Vehicle	Structured Products, Membership Interests, Class E Notes	97.49%(6)

MCF CLO III LLC (2) c/o Madison Capital Funding 30 South Wacker Drive, Suite 3700 Chicago, IL 60606	Diversified Investment Vehicle	Structured Products, Class E Notes, Membership Interests	97.67%(6)

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held (1)
LVI Services, Inc. 150 West 30th St. New York, NY 10001	Environmental Services	Common Equity/ Interests, Secured Debt	32.7%

Merx Aviation Finance Holdings II, LLC 57 W. 57th St., Suite 325 New York, NY 10019	Aviation(7)	Common Equity/ Interests, Secured Debt (Revolver), Unfunded Revolver Obligations	100%

Playpower Holdings Inc. 11515 Vanstory Drive Suite 100 Huntersville, NC 28078	Leisure	Common Equity/Interests, Preferred Equity	100%

Slater Mill Loan Fund LP (2) Appleby Trust (Cayman) Ltd. Clifton House 75 Fort St., P.O. Box 1350 Georgetown, Grand Cayman, HY-1108 Cayman Islands	Diversified Investment Vehicle	Structured Products, LP Certificates	26.17	%(6)

Companies 5% to 25% Owned

Aventine Renewable Energy Holdings 1300 South 2nd Street Pekin, IL 61554	Chemicals	Secured Debt, Common Equity/Interests, Warrants	12.6%

Crowley Holdings, Series A 9487 Regency Square Blvd. Jacksonville, FL 32225	Cargo Transport	Preferred Equity	11.25%

Energy & Exploration Partners, Inc. Two City Place, Suite 1700 One Hundred Throckmorton St. Fort Worth, TX 76102	Oil and Gas	Unsecured Debt, Warrants	7.14%

Garden Fresh Restaurant Corp. 15822 Bernardo Center Drive Suite A San Diego, CA 92127-2320	Restaurants	Secured Debt, Common Equity/Interests	8.41%

GS Prysimian Co-Invest L.P. (2) (Prysimian Cables & Systems) Peterborough Court London, EC4A 2BB United Kingdom	Manufacturing	Common Equity/Interests, Limited Partnership	8.89%

Jamestown CLO I Ltd. (2) Clifton House, 75 Fort St. P.O. Box 1350 Grand Cayman KY1-1108 Cayman Islands	Diversified Investment Vehicle	Structured Products, Subordinated Notes	8.84%

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held (1)

Companies Less Than 5% Owned

Active Networks, Inc. 10182 Telesis Court, Suite 100 San Diego, CA 92121	Business Services	Secured Debt	—

AHC Mezzanine LLC (Advanstar) 641 Lexington Avenue 8th Floor New York, NY 10022	Media	Common Equity/ Interests	0.1%

Altegrity, Inc 7799 Leesburg Pike Suite 1100 North Falls Church, VA 22043-2413	Diversified Service	Unsecured Debt, Common Equity/Interests	1.41%

American Energy – Utica LLC 310 NW 63rd, Suite 600 Oklahoma City, OK 73116	Oil and Gas	Unsecured Debt	—

American Tire Distributors 12200 Herbert Wayne Court Suite 150 Huntersville, NC 28078	Distribution	Unsecured Debt, Common Equity/ Interests	0.38%

Applied Systems, Inc. 200 Applied Parkway University Park, IL 60466	Business Services	Secured Debt	—

Aptean, Inc. 1155 Perimeter Center West, Suite 700 Atlanta, GA 30338	Business Services	Secured Debt	—

Archroma Management LLC (2) Neuhofstrasse 11 4153 Reinach Switzerland	Chemicals	Secured Debt	—

Armor Holdings, Inc. (American Stock Transfer and Trust Company) 6201 15th Avenue Brooklyn, NY 11219	Financial Services	Secured Debt	—

Artsonig Pty Limited (2) Level 18, 109 St Georges Terrace Perth, WA 6000, Australia	Transportation	Unsecured Debt	—

Asurion Corporation LLC 648 Grassmere Park Suite 300 Nashville, TN 37211	Insurance	Secured Debt	—

Avanti Communication Group PLC (2) Cobham House 20 Black Friars Lane London EC4V 6EB United Kingdom	Telecommunications	Secured Debt	—

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held (1)

Avaya Inc 4655 Great America Parkway Santa Clara, CA 95054	Telecommunications	Unfunded Revolver Obligations	—

Aveta, Inc. 173 Bridge Plaza N. Fort Lee, NJ 07024	Healthcare	Secured Debt	—

BCA Osprey II Limited (2) (British Car Auctions) Headway House Crosby Way Farnham, Surrey GU9 7XG United Kingdom	Transportation	Unsecured Debt	—

Bennu Oil & Gas, LLC 4600 Post Oak Place, Suite 100 Houston, TX 77027	Oil and Gas	Secured Debt	—

BJ’s Wholesale Club, Inc. 25 Research Drive Westborough, MA 01581	Retail	Secured Debt	—

BMC Software Inc. 2101 City West Boulevard Houston, TX 77042	Business Services	Unfunded Revolver Obligations	—

Brock Holdings III, Inc. 10343 Sam Houston Park Drive Suite 200 Houston, TX 77064	Environmental Services	Secured Debt	—

CA Holding, Inc., (Collect America, Ltd.) (2) 4340 S. Monaco, Second Floor Denver, CO 80237	Financial Services	Common Equity/ Interests, Preferred Equity, Warrants	1.55%

Caza Petroleum Inc. 10077 Grogan’s Mill Rd., St. 200 The Woodlands, TX 77380	Oil and Gas	Secured Debt, Common Equity/Interests	—	(4)(5)

Ceridian Corp. 3311 E. Old Shakopee Road Minneapolis, MN 55425	Diversified Service	Unsecured Debt	—

Charming Charlie LLC 5999 Savoy Drive Houston, TX 77036	Retail	Secured Debt	—

Clothesline Holdings, Inc. (Angelica Corporation) 1105 Lakewood Parkway Suite 210 Alpharetta, GA 30004	Healthcare	Common Equity/Interests	3.8%

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held (1)

Confie Seguros Holding II Co., 7711 Center Avenue, Suite 200 Huntington Beach, CA 92647	Insurance	Secured Debt (Revolver), Unfunded Revolver Obligations, Letters of Credit	—

Consolidated Precision Products Corp. 526 Superior Avenue, Suite 1440 Cleveland, OH 44114	Aerospace and Defense	Secured Debt	—

Craft 2013-1, Credit Linked Note (2) Taunusanlage 12 60325 Frankfurt am Main Germany	Diversified Investment Vehicle	Structured Products, Credit Linked Note	—

CRC Health Corp. 20400 Stevens Creek Boulevard, Suite 600, Cupertino, CA 95014	Healthcare	Unsecured Debt	—

Dark Castle Holdings, LLC 10203 Santa Monica Blvd., Suite 300a Los Angeles, CA 90067	Media	Structured Products	—

Del Monte Foods Co. One Maritime Plaza San Francisco, CA 94111	Beverage, Food and Tobacco	Secured Debt	—

Delta Educational Systems, Inc. 4525 Columbus St., Suite 101 Virginia Beach, VA 23462	Education	Secured Debt, Unsecured Debt	—

Deltek, Inc. 2291 Wood Oak Drive, Herndon, VA 20171	Business Services	Secured Debt	—

Denver Parent (Venoco, Inc.) 370 17th Street, Suite 3900 Denver, CO 80202-1370	Oil and Gas	Unsecured Debt	—

Elements Behavioral Health, Inc. 5000 East Spring Street Suite 650 Long Beach, CA 90806	Healthcare	Secured Debt	—

Endeavour International (2) 811 Main Street, Suite 2100 Houston, TX 77002	Oil and Gas	Secured Debt	—

Evergreen Tank Solutions 711 W. Bay Area Blvd., Suite 560 Webster, TX 77598	Containers, Packaging, and Glass	Secured Debt	—

Exova Limited (2) 6 Coronet Way Century Park, Eccles Manchester, M50 1RE United Kingdom	Business Services	Unsecured Debt	—

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held (1)

Explorer Coinvest LLC (Booz Allen) (2) 8283 Greensboro Drive McLean, VA 22102	Business Services	Common Equity/ Interests	0.23%

Fidji Luxco (BC) S.C.A. (FCI) (2) 145 rue Yves le Coz 78035 Versailles Cedex France	Electronics	Warrants	0.62%

First Data Corporation 5565 Glenridge Connector NE Suite 2000 Atlanta, GA 30342	Financial Services	Unsecured Debt	—

Flexera Software LLC 300 Park Blvd, Suite 500 Itasca, IL 60143	Business Services	Secured Debt	—

GCA Services Group, Inc. 1350 Euclid Avenue, Suite 1500 Cleveland, OH 44115	Diversified Services	Secured Debt	—

Great Bear Petroleum Operating, LLC 601 W. 5th Ave., Suite 505 Anchorage, AK 99501	Oil and Gas	Secured Debt	—

Grocery Outlet, Inc. 2000 Fifth Street Berkeley, CA 94710	Grocery	Secured Debt	—

Gryphon Colleges Corporation (Delta Educational Systems, Inc.) 4525 Columbus St., Suite 101 Virginia Beach, VA 23462	Education	Common Equity/Interests, Preferred Equity, Warrants	4.96%

HD Vest Inc. (2) 6333 North State Highway 161 Fourth Floor Irving, TX 75038	Financial Services	Secured Debt	—

Healogics Inc. 5220 Belfort Rd., Suite 130 Jacksonville, FL 32256	Healthcare	Secured Debt	—

Hunt Companies, Inc. 4401 North Mesa El Paso, TX 79902-1107	Buildings and Real Estate	Secured Debt	—

IMG Worldwide, Inc. 9601 Wilshire Blvd Beverly Hills, CA 90210	Leisure	Secured Debt	—

Insight Pharmaceutical 900 Northbrook Dr., Suite 200 Trevose, PA 19053	Consumer Products	Secured Debt	—

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held (1)

InVentiv Health, Inc. 1 Van de Graaff Dr. Burlington, MA 01803	Healthcare	Unsecured Debt	—

JP Morgan Chase & Co, Credit-Linked Note (2) 270 Park Avenue New York, NY 10017-2070	Diversified Investment Vehicle	Structured Products, Credit Linked Note	—

JV Note Holdco LLC (DSI Renal Inc.) 511 Union Street, Suite 1800 Nashville, TN 37219	Healthcare	Common Equity/Interests	—

Kronos, Inc. 297 Billerica Road Chelmsford, MA 01824	Business Services	Secured Debt	—

Landslide Holdings, Inc. 698 West 10000 South, Suite 500 South Jordan, UT 84095	Business Services	Secured Debt	—

Laureate Education, Inc. (2) 650 S. Exeter Street Baltimore, MD 21202	Education	Unfunded Revolver Obligations	—

Learfield Communications, Inc. 505 Hobbs Road Jefferson City, MO 65109	Media	Secured Debt	—

Lee Enterprises, Inc. (2) 201 N. Harrison Street, Suite 600 Davenport, IA 52801	Media	Secured Debt	—

Magnetation, LLC 102 NE 3rd St., Suite 120 Grand Rapids, MN 55744	Mining	Secured Debt	—

Maxus Capital Carbon SPE I, LLC (Skyonic Corp.) 1300 Bainbridge Road Cleveland, OH 44139	Chemicals	Secured Debt	—

Miller Energy Resources, Inc. (2) 9721 Cogdill Rd., Suite 302 Knoxville, TN 37932	Oil and Gas	Secured Debt	—

Molycorp Inc. (2) 569 Denver Tech Center Parkway, Suite 1000 Greenwood Village, CO 80111	Diversified Natural Resources, Precious Metals & Minerals	Secured Debt	—

My Alarm Center, LLC 3803 West Chester Pike, Suite 100 Newtown Square, PA 19073	Business Services	Secured Debt, Unsecured Debt	—

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held (1)

Niacet Corp.	Chemicals	Unsecured Debt	—
400 47th Street
Niagra Falls, NY 14304

Osage Exploration & Development, Inc. (2)	Oil and Gas	Secured Debt,	2.6%
2445 Fifth Ave, Suite 310 San Diego, CA 92101		Warrants

Panda Sherman Power, LLC	Energy	Secured Debt	—
4100 Spring Valley Rd
Dallas, TX 75244

Panda Temple Power, LLC	Energy	Secured Debt	—
4100 Spring Valley Rd
Dallas, TX 75244

Pelican Energy, LLC (2)	Oil and Gas	Secured Debt	— (3)
6100 North Western Ave.		Common Equity/
Oklahoma City, OK 73118		Interests

PetroBakken Energy Ltd. (2) 2800, 525 – 8th Avenue S.W. Calgary, Alberta T2P 1G1 Canada	Oil and Gas	Unsecured Debt	—

Prospect Holding Co LLC 15301 Ventura Blvd Suite D300 Sherman Oaks, CA 91403	Financial Services	Unsecured Debt	—

Radio One Inc. (2) 1010 Wayne Avenue, 14th Floor Silver Spring, MD 20910	Broadcasting and Entertainment	Unsecured Debt	—

RC Coinvestment, LLC (2)	Packaging	Common Equity/	2.45%
(Ranpak Corp.) 7990 Auburn Road Concord Township, OH 44077-9702		Interests, Secured Debt

Reichhold Holdings International B. V. (2) Reichhold Finance BV Lichtenauerlaan 102-120 NL-3062 ME Rotterdam	Chemicals	Secured Debt, Unfunded Revolver Obligations	—
The Netherlands

Renaissance Umiat, LLC, ACES, Tax Receivable (2) 3000 “C” Street, Suite 103 Anchorage, AK 99503	Oil and Gas	Structured Products, Tax Receivable	—

River Cree Enterprises LP (2) 300 East Lapotac Blvd Enoch, Alberta T7X 3Y3	Hotels, Motels, Inns and Gaming	Secured Debt	—
Canada

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held (1)

Salix Pharmaceuticals, Ltd. (2) 8510 Colonnade Center Drive Raleigh, NC 27615	Healthcare	Unfunded Revolver Obligations	—

Sand Waves, S. A. (Endeavour International Corp.) (2) 40 Avenue Monterey L-2163 Luxembourg, Luxembourg	Oil and Gas	Secured Debt	—

SESAC Holdco II LlC	Broadcasting &	Secured Debt	—
55 Music Square East	Entertainment
Nashville, TN 37203

Sorenson Communications Holdings, LLC	Consumer Products	Common Equity/	0.45%
4393 South Riverboat Road		Interests
Suite 300
Salt Lake City, UT 84123

Southern Pacific Resource Corp (2) 1700, 205 – 5 Avenue SW Calgary, AB T2P 2V7	Oil and Gas	Secured Debt	—
Canada

Spotted Hawk Development, LLC (2)	Oil and Gas	Secured Debt	4.8%
1650 Tysons Blvd., Suite 900		Warrants
McLean, VA 22102

Sprint Industrial Holdings, LLC 5300 Memorial Drive, Suite 270 Houston, TX 77007	Containers, Packaging and Glass	Secured Debt	—

SquareTwo Financial, CA Holding, Inc. (Collect America, Ltd.) Corp. (2)	Financial Services	Secured Debt	—
370 17th Street
Denver, CO 80202

Stadium Management Corp. 300 Conshohocken State Rd, Suite 770 West Conshohocken, PA 19428	Business Services	Secured Debt	—

Sunrun Solar Owner IX, LLC/Sunrun Inc.	Energy	Secured Debt	—
45 Fremont Street, 32nd Floor
San Francisco, CA 94105

Symbion Inc.	Healthcare	Unsecured Debt	—
40 Burton Hills Boulevard
Nashville, TN 37215

Tectum Holdings, Inc.	Auto Sector	Secured Debt	—
1901 E. Ellsworth
Ann Arbor, MI 48108

Tervita Corporation (2)	Environmental	Unsecured Debt	—
Suite 500, 140 - 10 Ave. S.E.	Services
Calgary, AB T2G 0R1
Canada

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held (1)

TransFirst Holdings, Inc.	Financial Services	Secured Debt	—
1393 Veterans Memorial Highway
Suite 3075
Hauppauge, NY 11788

Travel Leaders Group, LLC	Business Services	Secured Debt	—
3033 Campus Drive Ste W320
Plymouth, MN 55441

TriMark USA	Distribution	Secured Debt	—
505 Collins Street
South Attleboro, MA 02703

UniTek Global Services Inc. 1777 Sentry Parkway West Gwynedd Hall Suite 202 Blue Bell, PA 19422	Telecommunications	Secured Debt (Revolver), Unfunded Revolver Obligations, Letters of Credit	—

Univar	Distribution	Unsecured Debt,	0.45%
17425 NE Union Hill Road		Common Equity/
Redmond, WA 98052		Interests

U.S. Renal Care, Inc.	Healthcare	Secured Debt	—
14651 Dallas Parkway
Suite 900
Dallas, TX 75254

U.S. Security Associates Holdings, Inc.	Business Services	Unsecured Debt	—
200 Mansell Court Fifth Floor
Roswell, GA 30076

Varietal Distribution Holdings, LLC	Distribution	Unsecured Debt,	0.20%
Radnor Corporate Center		Common Equity/
Building One, Suite 200		Interests,
100 Matsonford Rd.		Preferred Equity
P.O. Box 6660
Radnor, PA 19011

Velocity Technology Solutions, Inc.	Business Services	Secured Debt	—
850 Third Avenue, 10th Floor
New York, NY 10022

Vertafore, Inc.	Business Services	Secured Debt	—
11724 NE 195th St.
Bothell, WA, 98011

Walter Energy Inc. (2)	Mining	Secured Debt	—
3000 Riverchase Galleria, Suite 1700
Birmingham, AL 35244

(1)	This information is based on data made available to us as of March 31, 2014. We have no independent ability to verify this information. Some, if not all, portfolio companies are subject to voting agreements with varied voting rights.

(2)	Certain investments that Apollo Investment has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. Apollo Investment monitors the status of these assets on an ongoing basis.

(3)	Ownership is in the form of Net Profits interest that will entitle Apollo Investment to 31% of the net profits once Secured Debt has been repaid in full.

(4)	Ownership is in the form of Net Profits interest, that will entitle Apollo Investment to 25% of the net profits once Secured Debt has been repaid in full.

(5)	Ownership is in the form of Overriding Revenue Royalty Interest, that will entitle Apollo Investment to 2% of the net revenues as long as debt is outstanding.

(6)	There are governing documents that precludes us from controlling management of the portfolio companies and therefore we disclaim such portfolio companies are controlled companies of us.

(7)	Merx is principally engaged in acquiring and leasing wide variety of commercial aircraft to airlines throughout the world.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of our total assets minus our liabilities by the total number of our shares outstanding.

In calculating the value of our total assets, we value investments for which market quotations are readily available at such market quotations if they are deemed to represent fair value. Debt and equity securities that are not publicly traded or whose market price is not readily available or whose market quotations are not deemed to represent fair value are valued at fair value as determined in good faith by or under the direction of our board of directors. Market quotations may be deemed not to represent fair value in certain circumstances where AIM reasonably believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes not to reflect the fair value of the security. Examples of these events could include cases in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller.

If and when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Accordingly, such investments go through our multi-step valuation process as described below. In each case, our independent valuation firms considered observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 3 categorized assets.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with senior management of our investment adviser;

(3) independent valuation firms are engaged by our board of directors to conduct independent appraisals by reviewing our investment adviser’s preliminary valuations and then making their own independent assessment;

(4) the audit committee of the board of directors reviews the preliminary valuation of our investment adviser and the valuation prepared by the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments; and

(5) the board of directors discusses valuations and determines in good faith the fair value of each investment in our portfolio based on the input of our investment adviser, the applicable independent valuation firm, third party pricing services and the audit committee.

Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity) and enterprise values, among other factors.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Our board of directors reviews the accuracy of the valuations of our portfolio investments and, no less frequently than annually, the adequacy of our policies and procedures regarding valuations and the effectiveness of their implementation.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividend distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action is required on the part of a registered stockholder to have such stockholder’s cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive a dividend in cash by notifying American Stock Transfer and Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator not less than 10 days prior to the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Select Market on the valuation date for such dividend. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Select Market or, if no sale is reported for such day, at the average of the reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 10¢ per share brokerage commission from the proceeds.

Stockholders are subject to U.S. federal income tax on dividends automatically reinvested in additional shares of our common stock.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, NY, NY 10269-0560 or by calling the plan administrator’s Interactive Voice Response System at 1-888-777-0324.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, 59 Maiden Lane, New York, NY 10007 or by telephone at (718)  921-8200.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (generally property held for investment). The discussion is based upon the Code, Treasury regulations, administrative and judicial interpretations, and other applicable authorities all as in effect as of the date of this prospectus and all of which are subject to differing interpretations or change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding any matters discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in shares of our preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; or

•	a trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. stockholder” is a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated, and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a BDC, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income” (determined without regard to the dividends paid deduction), which is generally our ordinary income plus the excess of net short-term capital gains over net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

If we qualify as a RIC and satisfy the Annual Distribution Requirement, then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) we distribute to stockholders with respect to that year. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We will not be subject to excise taxes on amounts on which we are required to pay corporate income taxes (such as retained net capital gains).

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify and have in effect an election to be treated as a BDC under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income derived with respect to our business of investing in such stock or securities or foreign currencies, and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code) (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of our assets is invested (1) in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (2) in securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss recognized by us from the sale or exchange of warrants or other securities acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant or other security.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, our ability to dispose of assets to meet the Annual Distribution Requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. Alternatively, to satisfy our Annual Distribution Requirement, we may declare a taxable dividend payable in cash or stock at the election of each stockholder. In such case, for federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. See “Taxation of U.S. Stockholders” and “Taxation of Non-U.S. Stockholders” below for tax consequences to stockholders upon receipt of such dividends.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year (for example, because we fail the 90% Income Test described above), we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income would be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See “Election to be Taxed as a RIC” above.

Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (vi) cause us to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions and (ix) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.

Except as discussed below under the heading “Failure to Qualify as a RIC,” the remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us (including distributions pursuant to our dividend reinvestment plan or where stockholders can elect to receive cash or stock) generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock through our dividend reinvestment plan. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends received by us from U.S. corporations and certain qualified foreign corporations, and provided that certain holding period and other requirements are met, such distributions generally will be eligible for a reduced maximum federal income tax rate. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the reduced maximum rate. Distributions of our net capital gain (which is generally our net long-term capital gains in excess of net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to U.S. stockholders as long-term capital gains (currently taxed at a reduced maximum rate in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any net capital gain at least annually, we may in the future decide to retain some or all of our net capital gain, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholders will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been paid by us and received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The gain or loss will be measured by the difference between the sale price and the shareholder’s tax basis in his, her or its shares. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are acquired (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition, in which case the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In general, individual and other non-corporate U.S. taxable stockholders currently are subject to a reduced maximum federal income tax rate on their net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for a taxable year, including any long-term capital gain derived from an investment in our shares. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the rates applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses against ordinary income for a year, but may carry back such losses for three years or carry forward such losses for five years.

Certain U.S. stockholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income”, which includes dividends received from us and capital gains from the sale or other disposition of our stock.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the reduced maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the reduced maximum rate applicable to qualifying dividends.

We may be required to withhold federal income tax (“backup withholding”) from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to non-U.S. stockholders, subject to the discussion below, will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders, and we will not be required to withhold federal tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

For our taxable years beginning before January 1, 2014 (and, if extended as has happened in the past, for taxable years covered by such extension), properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of our “qualified net interest income” (generally, our U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). There can be no assurances as to whether this provision will be extended. In addition, even if this provision were extended, depending on the circumstances, we may report all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for the exemption from withholding for qualified net interest income, a foreign investor would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or W-8BEN-E or substitute Form). In the case of common shares held through an intermediary, the intermediary may withhold even if we designate the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of our distributions would qualify for favorable treatment as qualified net interest income or qualified short-term capital gains if this provision were extended.

Except as discussed below, actual or deemed distributions of our net capital gain to a non-U.S. stockholder and gains realized by a non-U.S. stockholder upon the sale of our common stock will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States (in which case, such distributions or gains will be subject to federal income tax at the rates applicable to U.S. stockholders).

Withholding at a rate of 30% will be generally required on dividends in respect of, and after December 31, 2016, on gross proceeds from the sale of, our common stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, certain information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons, and to withhold on certain payments. Accordingly, the entity through which our common stock is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and after December 31, 2016, gross proceeds from the sale of, our common stock held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Non-U.S. stockholders are encouraged to consult with their tax advisers regarding the possible implications of these requirements on their investment in our common stock.

If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the shares may not be appropriate for certain non-U.S. stockholders.

A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC (for example, because we fail the 90% Income Test described above), we would be subject to federal income tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain. Moreover, if we fail to qualify as a RIC in any year, we must pay out our earnings and profits accumulated in that year in order to qualify again as a RIC. If we fail to qualify as a RIC for a period of greater than two taxable years, we would be required to recognize any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

As of the date of this base prospectus, our authorized capital stock consists of 400,000,000 shares of stock, par value $0.001 per share, all of which is initially designated as common stock. Our common stock is quoted on The Nasdaq Global Select Market under the ticker symbol “AINV.” There are no outstanding options or warrants to purchase our stock, and no stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations. The last reported closing market price of our common stock on September 9, 2014 was $8.76 per share. As of September 9, 2014, we had 97 stockholders of record.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

The following table sets forth information of our capital stock as of September 9, 2014:

Title of Class of Securities	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding Exclusive of Amount held by Registrant or for its Account
Common stock, par value $0.001 per share	400,000,000	None	236,741,351
			shares

Common stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Apollo Investment, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after such issuance and after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock become in arrears by two years or more until the arrears are eliminated. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate ourselves to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor, if any. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock. The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of Apollo Investment or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board of directors, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board of directors does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. A classified board of directors may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

Our charter provides that the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote in the election of directors will be required to elect a director, unless our bylaws provide otherwise. Our bylaws provide that a nominee for director shall be elected as a director only if such nominee receives the affirmative vote of a majority of the total votes cast for and affirmatively withheld as to such nominee at a meeting of stockholders duly called and at which a quorum is present, unless there is a contested election, in which case, directors will be elected by a plurality of the votes cast.

Number of directors; vacancies; removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders, unless the charter provides for a lesser percentage (which our charter does not provide for common stock), by unanimous written or electronically transmitted consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made (1) by or at the direction of the board of directors or (2) provided that, the special meeting has been called for the purpose of electing directors, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors. The holders of any preferred stock outstanding would have a separate class vote on any conversion to an open-end company.

Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control share acquisitions

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders’ meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders’ meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests based on our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. “Business combinations” include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

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an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the person otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We may issue preferred stock from time to time, although we have no immediate intention to do so. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock.

If we issue preferred stock, it will pay dividends to the holders of the preferred stock at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a prospectus supplement accompanying each preferred share offering.

The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (3) such shares be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation preference in the event of a dissolution.

For any series of preferred stock that we may issue, our board of directors or a committee thereof will determine and the Articles Supplementary and prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•	the rate, whether fixed or variable, and time at which any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends thereon will be cumulative.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	the number of shares of common stock issuable upon exercise of such warrants;

•	the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the number of such warrants issued with each share of common stock;

•	if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of Apollo Investment and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series. We may also issue debt securities privately. Such securities are not subject to the terms described below.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and The Bank of New York Mellon, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We will file the form of the indenture with the SEC prior to the commencement of any debt offering, at which time the form of indenture would be publicly available See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities”. The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Senior Securities

Information about our senior securities is shown in the following table as of each year ended March 31 since we commenced operations, unless otherwise noted. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities. The report of our independent registered public accounting firm covering the total amount of senior securities outstanding as of March 31, 2014, 2013, 2012, 2011, 2010, 2009, 2008, 2007 and 2006 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Estimated Market Value
Senior Secured Facility
Fiscal 2014	$602,261	$1,095	$—	$602,983
Fiscal 2013	536,067	1,137	—	551,097
Fiscal 2012	539,337	1,427	—	N/A
Fiscal 2011	628,443	1,707	—	N/A
Fiscal 2010	1,060,616	2,671	—	N/A
Fiscal 2009	1,057,601	2,320	—	N/A
Fiscal 2008	1,639,122	2,158	—	N/A
Fiscal 2007	492,312	4,757	—	N/A
Fiscal 2006	323,852	4,798	—	N/A
Fiscal 2005	—	—	—	N/A

Senior Secured Notes
Fiscal 2014	$270,000	$491	$—	$280,067
Fiscal 2013	270,000	572	—	282,173
Fiscal 2012	270,000	714	—	N/A
Fiscal 2011	225,000	611	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A
Fiscal 2008	—	—	—	N/A
Fiscal 2007	—	—	—	N/A
Fiscal 2006	—	—	—	N/A
Fiscal 2005	—	—	—	N/A

Class and Year	Total Amount Outstanding (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Estimated Market Value
2042 Notes
Fiscal 2014	$150,000	$273	$—	$145,680
Fiscal 2013	150,000	318	—	148,920
Fiscal 2012	—	—	—	N/A
Fiscal 2011	—	—	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A
Fiscal 2008	—	—	—	N/A
Fiscal 2007	—	—	—	N/A
Fiscal 2006	—	—	—	N/A
Fiscal 2005	—	—	—	N/A

2043 Notes
Fiscal 2014	$150,000	$273	$—	$128,250
Fiscal 2013	—	—	—	N/A
Fiscal 2012	—	—	—	N/A
Fiscal 2011	—	—	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A
Fiscal 2008	—	—	—	N/A
Fiscal 2007	—	—	—	N/A
Fiscal 2006	—	—	—	N/A
Fiscal 2005	—	—	—	N/A

Convertible Notes
Fiscal 2014	$200,000	$364	$—	$212,734
Fiscal 2013	200,000	424	—	212,000
Fiscal 2012	200,000	529	—	N/A
Fiscal 2011	200,000	544	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A
Fiscal 2008	—	—	—	N/A
Fiscal 2007	—	—	—	N/A
Fiscal 2006	—	—	—	N/A
Fiscal 2005	—	—	—	N/A

Total Senior Securities
Fiscal 2014	$1,372,261	$2,496	$—	$1,369,714
Fiscal 2013	1,156,067	2,451	—	1,194,190
Fiscal 2012	1,009,337	2,670	—	N/A
Fiscal 2011	1,053,443	2,862	—	N/A
Fiscal 2010	1,060,616	2,671	—	N/A
Fiscal 2009	1,057,601	2,320	—	N/A
Fiscal 2008	1,639,122	2,158	—	N/A
Fiscal 2007	492,312	4,757	—	N/A
Fiscal 2006	323,852	4,798	—	N/A
Fiscal 2005	—	—	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit. In order to determine the specific Asset Coverage Per Unit for each class of debt, the total Asset Coverage Per Unit was divided based on the amount outstanding at the end of the period for each.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•

An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

•

An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

•

An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•

The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

•

An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

•

DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

•

Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.

The special situations for termination of a global security are as follows:

•

if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we do not appoint another institution to act as depositary within 60 days,

•	if we notify the trustee that we wish to terminate that global security, or

•	if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under “Events of Default.”

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “—Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date.

•	We do not pay interest on a debt security of the series within 30 days of its due date.

•	We do not deposit any sinking fund payment in respect of debt securities of the series on its due date.

•

We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.

•	Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). (Section 315 of the Trust Indenture Act of 1939) If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.

•

The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than

•	the payment of principal, any premium or interest or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

•

The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

•

Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (i) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture (see “Indenture Provisions—Limitation on Liens” below) without equally and ratably securing the indenture securities or (ii) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

•	We must deliver certain certificates and documents to the trustee.

•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of, or interest on, a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•

If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current United States federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Indenture Provisions—Subordination” below. In order to achieve covenant defeasance, we must do the following:

•

If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

•

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions—Subordination”.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form,

•	without interest coupons, and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Limitation on Liens

If we issue indenture securities that are denominated as senior debt securities, we covenant in the indenture that neither we nor any of our subsidiaries, if any, will pledge or subject to any lien any of our or their property or assets unless those senior debt securities issued under the indenture are secured by this pledge or lien equally and ratably with other indebtedness thereby secured. There are excluded from this covenant liens created to secure obligations for the purchase price of physical property, liens of a subsidiary securing indebtedness owed to us, liens existing on property acquired upon exercise of rights arising out of defaults on receivables acquired in the ordinary course of business, sales of receivables accounted for as secured indebtedness in accordance with generally accepted accounting principles, certain liens not related to the borrowing of money and other liens not securing borrowed money aggregating less than $500,000.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The Trustee under the Indenture

The Bank of New York Mellon will serve as the trustee under the indenture. The Bank of New York Mellon is one of a number of banks with which we maintain ordinary banking relationships and from which we have obtained a senior secured credit facility and lines of credit.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR UNITS

As specified in the applicable prospectus supplement, we may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The prospectus supplement will describe:

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the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

•	a description of the terms of any unit agreement governing the units;

•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and

•	whether the units will be issued in fully registered or global form.

The descriptions of the units and any applicable underlying security or pledge or depositary arrangements in this prospectus and in any prospectus supplement are summaries of the material provisions of the applicable agreements and are subject to, and qualified in their entirety by reference to, the terms and provisions of the applicable agreements, forms of which have been or will be filed as exhibits to the registration statement of which this prospectus forms a part.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to our stockholders to purchase common stock or other securities. Subscription rights may or may not be transferable by the person purchasing or receiving the subscription rights. Any subscription rights offered as a combination with other securities would be treated as an offering of our units. See “Description of our Units.” In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•

the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof if the price is not a specific dollar amount);

•

the ratio of the offering (which, in the case of transferable rights for common stock, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of the security being offered at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR PURCHASE CONTRACTS

As may be specified in a prospectus supplement, we may issue purchase contracts obligating holders to purchase from us, and us to sell to the holders, a number of debt securities, shares of common stock or preferred stock, or other securities described in this prospectus or the applicable prospectus supplement at a future date or dates. The purchase contracts may require us to make periodic payments to the holders of the purchase contracts. These payments may be unsecured or prefunded on some basis to be specified in the applicable prospectus supplement.

The prospectus supplement relating to any purchase contracts will specify the material terms of the purchase contracts and any applicable pledge or depositary arrangements, including one or more of the following:

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The stated amount that a holder will be obligated to pay under the purchase contract in order to purchase debt securities, common stock, preferred stock, or other securities described in this prospectus or the formula by which such amount shall be determined.

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The settlement date or dates on which the holder will be obligated to purchase such securities. The prospectus supplement will specify whether the occurrence of any events may cause the settlement date to occur on an earlier date and the terms on which an early settlement would occur.

•	The events, if any, that will cause our obligations and the obligations of the holder under the purchase contract to terminate.

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The settlement rate, which is a number that, when multiplied by the stated amount of a purchase contract, determines the number of securities that we or a trust will be obligated to sell and a holder will be obligated to purchase under that purchase contract upon payment of the stated amount of that purchase contract. The settlement rate may be determined by the application of a formula specified in the prospectus supplement. If a formula is specified, it may, subject to compliance with the 1940 Act, be based on the market price of such securities over a specified period or it may be based on some other reference statistic.

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Whether the purchase contracts will be issued separately or as part of units consisting of a purchase contract and an underlying security with an aggregate principal amount equal to the stated amount. Any underlying securities will be pledged by the holder to secure its obligations under a purchase contract.

•

The type of underlying security, if any, that is pledged by the holder to secure its obligations under a purchase contract. Underlying securities may be debt securities, common stock, preferred stock, or other securities described in this prospectus or the applicable prospectus supplement.

•

The terms of the pledge arrangement relating to any underlying securities, including the terms on which distributions or payments of interest and principal on any underlying securities will be retained by a collateral agent, delivered to us or be distributed to the holder.

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The amount of the contract fee, if any, that may be payable by us to the holder or by the holder to us, the date or dates on which the contract fee will be payable and the extent to which we or the holder, as applicable, may defer payment of the contract fee on those payment dates. The contract fee may be calculated as a percentage of the stated amount of the purchase contract or otherwise.

The descriptions of the purchase contracts and any applicable underlying security or pledge or depository arrangements in this prospectus and in any prospectus supplement are summaries of the material provisions of the applicable agreements and are subject to and qualified in their entirety by reference to the terms and provisions of the purchase contract agreement, pledge agreement and deposit agreement, forms of which have been or will be filed as exhibits to the registration statement of which this prospectus forms a part.

REGULATION

We have elected to be treated as a BDC under the 1940 Act and have elected to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities voting as a class. A majority of our outstanding voting securities is defined under the 1940 Act as the lesser of (i) 67% or more of our shares present at a meeting or represented by proxy if more than 50% of our outstanding shares are present or represented by proxy or (ii) more than 50% of our outstanding shares.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one registered investment company or invest more than 10% of the value of our total assets in the securities of more than one registered investment company. With regard to that portion of our portfolio invested in securities issued by registered investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of our policies is fundamental, and each may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(1) Securities of an “eligible portfolio company,” purchased in transactions not involving any public offering. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

•

does not have any class of securities listed on a national securities exchange or has a class of securities listed on a national securities exchange but has an aggregate market value of outstanding equity of less than $250 million.

•	is controlled by a BDC or a group of companies including a BDC, and the BDC has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any eligible portfolio company that we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities were unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any of these types of senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks relating to our business and structure—Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.”

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and we have also approved AIM’s code of ethics that was adopted by it in accordance with Rule 17j-1 and Rule 204A-1 under the Advisers Act. These codes of ethics establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to a code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of each code of ethics, see “Available Information.”

Proxy Voting Policies and Procedures

SEC-registered investment advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the investment adviser votes proxies in the best interests of its clients. Registered investment advisers also must maintain certain records on proxy voting. When Apollo Investment does have voting rights, it will delegate the exercise of such rights to AIM. AIM’s proxy voting policies and procedures are summarized below:

In determining how to vote, officers of our investment adviser will consult with each other and other investment professionals of Apollo, taking into account the interests of Apollo Investment and its investors as well as any potential conflicts of interest. Our investment adviser will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our investment adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the independent directors of Apollo Investment or, in extreme cases, by abstaining from voting. While our investment adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment adviser will not delegate its voting authority to any third party.

An officer of AIM will keep a written record of how all such proxies are voted. Our investment adviser will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our investment adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

Our investment adviser’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our investment adviser will vote our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we find it necessary to vote contrary to our general guidelines to maximize shareholder value or the best interests of Apollo Investment. In reviewing proxy issues, our investment adviser generally will use the following guidelines:

Elections of Directors: In general, our investment adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors or our investment adviser determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. We may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board of directors, (2) implement a majority vote requirement, (3) submit a rights plan to a shareholder vote or (4) act on tender offers where a majority of shareholders have tendered their shares. Finally, our investment adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Independent Registered Public Accounting Firm: We believe that a portfolio company remains in the best position to choose its independent registered public accounting firm, and our investment adviser will generally support management’s recommendation in this regard.

Changes in Capital Structure: Changes in a portfolio company’s charter or bylaws may be required by state or federal regulation. In general, our investment adviser will cast our votes in accordance with the management on such proposals. However, our investment adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions: We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our investment adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

Proposals Affecting Shareholder Rights: We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our investment adviser will balance the financial impact of the proposal against any impairment of shareholder rights as well as of our investment in the portfolio company.

Corporate Governance: We recognize the importance of good corporate governance. Accordingly, our investment adviser will generally favor proposals that promote transparency and accountability within a portfolio company.

Anti-Takeover Measures: Our investment adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.

Stock Splits: Our investment adviser will generally vote with management on stock split matters.

Limited Liability of Directors: Our investment adviser will generally vote with management on matters that could adversely affect the limited liability of directors.

Social and Corporate Responsibility: Our investment adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect shareholder value. Our investment adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to Apollo Investment or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and AIM have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and intend to review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have designated a chief compliance officer to be responsible for administering our compliance policies and procedures.

Compliance with the Sarbanes-Oxley Act of 2002 and The Nasdaq Global Select Market Corporate Governance Regulations

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, The Nasdaq Global Select Market also adopted corporate governance changes to its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT,

REGISTRAR AND TRUSTEE

Our securities are held under a custody agreement by JPMorgan Chase Bank, a global financial services firm. The address of the custodian is: 270 Park Avenue, New York, NY 10017. American Stock Transfer and Trust Company will act as our transfer agent, dividend paying agent and registrar. The principal business address of American Stock Transfer & Trust Company is: 59 Maiden Lane, New York, NY 10007, telephone number: (718) 921-8200. The Bank of New York Mellon will also act as the trustee. The principal business address of The Bank of New York Mellon is: One Wall Street, New York, NY 10286.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. From the commencement of our operations through March 31, 2014, we have not paid any brokerage commissions. Subject to policies established by our board of directors, our investment adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION

We may sell the securities in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser; or (c) through agents. The securities may be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them;

•	the offering price of the securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the securities may be listed.

In addition, pursuant to the terms of certain applicable registration rights agreements entered into by us, or that we may enter into in the future, certain holders of our securities may resell securities under this prospectus and as described in any related prospectus supplement.

Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If underwriters are used in the sale of any securities, the securities will be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent. The underwriters will be obligated to purchase all of the securities if they purchase any of the securities.

In compliance with the guidelines of FINRA, the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth any commissions we pay for soliciting these contracts.

Agents and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act of 1933 or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

We may enter into derivative transactions with third parties or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the prospectus supplement applicable to those derivatives so indicates, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for Apollo Investment by Skadden, Arps, Slate, Meagher & Flom LLP, New York, NY and Venable LLP, Baltimore, MD. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of March 31, 2014 and 2013 and for each of the three years in the period ended March 31, 2014 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of March 31, 2014 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

With respect to the unaudited financial information of Apollo Investment Corporation for the three month periods ended June 30, 2014 and 2013, included in this prospectus, PricewaterhouseCoopers LLP reported that they have applied limited procedures in accordance with professional standards for a review of such information. However, their separate report dated August 7, 2014 appearing herein states that they did not audit and they do not express an opinion on that unaudited financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. PricewaterhouseCoopers LLP is not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their report on the unaudited financial information because that report is not a “report” or a “part” of the registration statement prepared or certified by PricewaterhouseCoopers LLP within the meaning of Sections 7 and 11 of the Act.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements, codes of ethics and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. In addition, information specifically regarding how we voted proxies relating to portfolio securities for the year ended March 31, 2014 is available without charge, upon request, by calling 212-515-3450. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Management is responsible for establishing and maintaining adequate internal control over financial reporting, and for performing an assessment of the effectiveness of internal control over financial reporting as of March 31, 2014. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting includes those policies and procedures that (i) pertain to assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the financial statements.

Management performed an assessment of the effectiveness of the Company’s internal control over financial reporting as of March 31, 2014 based upon criteria in Internal Control—Integrated Framework (1992 framework) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment, management determined that the Company’s internal control over financial reporting was effective as of March 31, 2014 based on the criteria on Internal Control—Integrated Framework issued by COSO.

The effectiveness of the Company’s internal control over financial reporting as of March 31, 2014 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which appears herein.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

Apollo Investment Corporation:

In our opinion, the accompanying statements of assets and liabilities including the schedules of investments, and the related statements of operations, changes in net assets and cash flows present fairly, in all material respects, the financial position of Apollo Investment Corporation (“the Company”) at March 31, 2014 and March 31, 2013, and the results of its operations, the changes in net assets, and its cash flows for each of the three years in the period ended March 31, 2014 in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of March 31, 2014, based on criteria established in Internal Control-Integrated Framework (1992) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these financial statements, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in Management’s Report on Internal Control over Financial Reporting appearing on page 46 of the annual report to stockholders. Our responsibility is to express opinions on these financial statements and on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. Our procedures included confirmation of securities at March 31, 2014 by correspondence with the custodian, and where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

New York, New York

May 20, 2014

APOLLO INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES

(in thousands, except per share amounts)

	March 31, 2014	March 31, 2013
Assets
Non-controlled/non-affiliated investments, at fair value (cost—$2,714,971 and $2,525,550 respectively)	$2,751,896	$2,398,412
Non-controlled/affiliated investments, at fair value (cost—$153,721 and $148,547, respectively)	144,628	141,569
Controlled investments, at fair value (cost—$590,060 and $345,204, respectively)	582,147	310,418

Total investments (cost—$3,458,752 and $3,019,301, respectively)	3,478,671	2,850,399
Cash	13,413	3,902
Foreign currency (cost—$1,305 and $2,293, respectively)	1,323	2,295
Receivable for investments sold	72,918	5,713
Interest receivable	40,106	51,990
Dividends receivable	3,627	2,703
Deferred financing costs	31,601	26,990
Prepaid expenses and other assets	292	320

Total assets	$3,641,951	$2,944,312

Liabilities
Debt (see note 8 & 11)	$1,372,261	$1,156,067
Payable for investments purchased	119,577	26,021
Dividends payable	47,348	40,578
Management and performance-based incentive fees payable (see note 3)	31,108	26,509
Interest payable	14,318	12,012
Accrued administrative expenses	1,915	2,219
Other liabilities and accrued expenses	3,813	3,517

Total liabilities	$1,590,340	$1,266,923

Commitments and contingencies (see note 15)
Net Assets
Common stock, par value $.001 per share, 400,000,000 and 400,000,000 common shares authorized, respectively, 236,741,351 and 202,891,351 issued and outstanding, respectively	$237	$203
Paid-in capital in excess of par (see note 13(a))	3,221,829	2,933,636
Over-distributed net investment income (see note 13(a))	(53,995)	(44,183)
Accumulated net realized loss (see note 13(a))	(1,133,405)	(1,053,080)
Net unrealized gain (loss)	16,945	(159,187)

Total net assets	$2,051,611	$1,677,389

Total liabilities and net assets	$3,641,951	$2,944,312

Net asset value per share	$8.67	$8.27

APOLLO INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Year Ended March 31,
	2014	2013	2012
INVESTMENT INCOME:
From non-controlled/non-affiliated investments:
Interest	$310,031	$286,253	$313,992
Dividends	7,149	4,813	6,998
Other income	12,012	16,532	18,505
From non-controlled/affiliated investments:
Interest	3,252	1,020	899
Dividends	19,765	6,825	—
From controlled investments:
Interest	23,375	8,932	3,746
Dividends	4,921	7,422	13,444
Other income	841	197	—

Total investment income	$381,346	$331,994	$357,584

EXPENSES:
Management fees (see note 3)	$62,819	$55,717	$60,321
Performance-based incentive fees (see note 3)	46,924	41,144	39,651
Interest and other debt expenses	68,639	58,200	66,360
Administrative services expense	5,600	4,389	5,387
Other general and administrative expenses	8,257	7,969	13,123

Total expenses	192,239	167,419	184,842

Management and performance-based incentive fees waived (see note 3)	$(12,092)	$(2,785)	$—
Expense reimbursements (see note 3)	(49)	—	—

Net expenses	$180,098	$164,634	$184,842

Net investment income	$201,248	$167,360	$172,742

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, CASH EQUIVALENTS, FOREIGN CURRENCIES AND DERIVATIVES:
Net realized gain (loss):
Investments and cash equivalents
Non-controlled/non-affiliated investments	$(118,745)	$(78,659)	$(88,150)
Non-controlled/affiliated investments	2,078	—	18,825
Controlled investments	(969)	3,015	(271,590)

Total investments and cash equivalents	$(117,636)	$(75,644)	$(340,915)

Foreign currencies
Non-controlled/non-affiliated investments	$(112)	$18	$255
Non-controlled/affiliated investments	—	—	—
Controlled investments	42	(342)	(8)
Foreign debt	2,658	1,295	(775)

Total foreign currencies	$2,588	$971	$(528)

Derivatives	8,541	—	—

Net realized loss	$(106,507)	$(74,673)	$(341,443)
Net change in unrealized gain (loss):
Investments and cash equivalents
Non-controlled/non-affiliated investments	$163,972	$24,884	$(152,888)
Non-controlled/affiliated investments	(2,115)	(6,977)	(14,888)
Controlled investments	26,840	(12,303)	242,009

Total investments and cash equivalents	$188,697	$5,604	$74,233

Foreign currencies
Non-controlled/non-affiliated investments	$619	$(241)	$(78)
Non-controlled/affiliated investments	—	—	—
Controlled investments	32	(9)	—
Foreign debt	(13,217)	6,430	8,282

Total foreign currencies	$(12,566)	$6,180	$8,204

Net change in unrealized gain	$176,131	$11,784	$82,437

Net realized and unrealized gain (loss) from investments, cash equivalents, foreign currencies and derivatives	69,624	(62,889)	(259,006)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$270,872	$104,471	$(86,264)

EARNINGS (LOSS) PER SHARE—BASIC (see note 5)	$1.21	$0.51	$(0.44)

EARNINGS (LOSS) PER SHARE—DILUTED (see note 5)	$1.18	$0.51	$(0.44)

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS

(in thousands, except shares)

	Year Ended March 31,
	2014	2013	2012
Increase (decrease) in net assets from operations:
Net investment income	$201,248	$167,360	$172,742
Net realized loss	(106,507)	(74,673)	(341,443)
Net change in unrealized gain	176,131	11,784	82,437

Net increase (decrease) in net assets resulting from operations	270,872	104,471	(86,264)

Dividends and distributions to stockholders (see note 13(a)):
Distribution of income	(182,193)	(159,629)	(204,427)
Distribution of return of capital	—	(2,684)	—

Total dividends and distributions to stockholders	(182,193)	(162,313)	(204,427)

Capital share transactions (see note 12):
Net proceeds from shares sold	286,553	50,000	—
Less offering costs	(1,010)	—	(6)
Reinvestment of dividends	—	—	14,897

Net increase in net assets from capital share transactions	285,543	50,000	14,891

Total increase (decrease) net assets:	374,222	(7,842)	(275,800)
Net assets at beginning of year	1,677,389	1,685,231	1,961,031

Net assets at end of year	$2,051,611	$1,677,389	$1,685,231

Capital share activity
Shares sold	33,850,000	5,847,953	—
Shares issued from reinvestment of dividends	—	—	1,541,849

Net capital share activity	33,850,000	5,847,953	1,541,849

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

STATEMENTS OF CASH FLOWS

(in thousands)

	Year Ended March 31,
	2014	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$270,872	$104,471	$(86,264)
Adjustments to reconcile net increase (decrease):
PIK interest and dividends	(28,884)	(17,891)	(14,915)
Net amortization on investments	(34,366)	(25,579)	(18,807)
Amortization of deferred financing costs	7,168	8,889	10,014
Increase (decrease) from foreign currency transactions	3,240	769	(660)
Net change in unrealized gain on investments, cash equivalents and foreign currencies	(176,131)	(11,784)	(82,437)
Net realized loss on investments, cash equivalents, foreign currencies and derivatives	106,507	74,673	341,443
Changes in operating assets and liabilities:
Purchase of investments and cash equivalents	(2,816,149)	(1,537,366)	(1,517,735)
Proceeds from derivatives	8,541	—	—
Proceeds from disposition of investments and cash equivalents	2,322,189	1,337,427	1,657,907
Decrease (increase) in receivables for investments sold	(67,205)	13,893	(6,145)
Decrease (increase) in interest receivable	11,884	2,419	(8,723)
Decrease (increase) in dividends receivable	(924)	195	2,233
Decrease in prepaid expenses and other assets	28	963	227
Increase (decrease) in payable for investments purchased	93,556	26,021	(37,382)
Increase (decrease) in management and performance-based incentive fees payable	4,599	2,107	(3,151)
Increase in interest payable	2,306	1,910	399
Increase (decrease) in accrued administrative expenses	(304)	(1,201)	1,682
Increase (decrease) in other liabilities and accrued expenses	296	155	139

Net cash (used in) provided provided by operating activities	$(292,777)	$(19,929)	$237,825

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from the issuance of common stock	$286,553	$50,000	$—
Offering costs from the issuance of common stock	(1,010)	—	(6)
Dividends paid in cash	(175,423)	(161,144)	(204,861)
Proceeds from debt	2,537,088	1,374,940	2,034,652
Payments on debt	(2,334,130)	(1,221,780)	(2,070,474)
Deferred financing costs paid	(11,778)	(18,570)	(810)

Net cash provided by (used in) financing activities	$301,300	$23,446	$(241,499)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$8,523	$3,517	$(3,674)
Effect of exchange rates on cash balances	16	2	(2)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	$6,197	$2,678	$6,354

CASH AND CASH EQUIVALENTS, END OF YEAR	$14,736	$6,197	$2,678

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash interest paid during the year	$56,584	$44,757	$53,407

Non-cash financing activities consist of the reinvestment of dividends totaling $0, $0 and $14,897, respectively.

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS

March 31, 2014

(in thousands)

	Industry	Par Amount*	Cost	Fair Value (1)
INVESTMENTS IN NON-CONTROLLED/NON-AFFILIATED INVESTMENTS—134.1%
CORPORATE DEBT—125.9%

SECURED DEBT—80.0%

1st Lien Secured Debt—32.5%
Archroma, L+825, 10/1/18 ‡	Chemicals	$35,422	$34,762	$35,511
Avanti Communication Group PLC, 10.00%, 10/1/19 ¿‡	Telecommunications	9,000	9,000	9,608
Aveta, Inc., L+825, 12/12/17	Healthcare	59,951	58,535	60,325
Caza Petroleum Inc., L+1000, 5/23/17	Oil and Gas	35,000	33,988	33,845
Charming Charlie LLC, L+800, 12/24/19	Retail	5,305	5,241	5,315
Confie Seguros Holding II Co., (Revolver) L+450/P+350 Funded, 0.50% Unfunded, 12/10/18	Insurance	240	240	218
Delta Educational Systems, Inc., 16.00% (8.00% Cash/8.00% PIK), 12/11/16	Education	5,437	5,437	5,437
Endeavour International Corp., 12.00%, 3/1/18 †‡	Oil and Gas	18,262	17,960	17,760
Endeavour International Corp., L+700, 11/30/17 †‡	Oil and Gas	3,157	3,105	3,126
Endeavour International Corp., L+700, 11/30/17 †‡	Oil and Gas	4,412	4,338	4,368
Evergreen Tank Solutions, Inc. , L+800, 9/28/18	Containers, Packaging, and Glass	41,771	41,260	41,980
Great Bear Petroleum Operating LLC, 12.00%, 10/1/17	Oil and Gas	4,464	4,464	4,464
Hunt Companies, Inc., 9.625%, 3/1/21 ¿	Buildings and Real Estate	41,210	40,701	42,807
Lee Enterprises, Inc, 9.50%, 3/15/22 ¿‡	Media	25,000	25,000	25,844
Magnetation, LLC, 11.00%, 5/15/18 ¿	Mining	16,400	16,458	18,450
Maxus Capital Carbon SPE I, LLC (Skyonic Corp.), 13.00%, 9/18/19	Chemicals	60,000	60,000	60,000
Molycorp, Inc., 10.00%, 6/1/20 ‡	Diversified Natural Resources, Precious Metals and Minerals	35,849	35,532	35,547
My Alarm Center, LLC, L+750, 1/9/18 †	Business Services	42,614	42,614	42,614
My Alarm Center, LLC, L+750, 1/9/18 †	Business Services	2,930	2,930	2,930
Osage Exploration & Development, Inc., L+1500, 4/27/15 ‡	Oil and Gas	20,000	19,752	20,040
Panda Sherman Power, LLC, L+750, 9/14/18	Energy	15,000	14,821	15,450
Panda Temple Power, LLC, L+1000, 7/17/18	Energy	25,500	25,099	26,169
Pelican Energy, LLC, 10.00% (7.00% Cash / 3.00% PIK), 12/31/18 ‡	Oil and Gas	19,330	18,634	19,717
Reichhold Holdings International B.V., L+975, 12/19/16 ‡	Chemicals	22,500	22,500	22,500
Sand Waves, S.A. (Endeavour International Corp.), 9.75%, 12/31/15 ‡	Oil and Gas	12,500	12,500	12,500
Southern Pacific Resource Corp, L+1000, 3/29/19 ‡	Oil and Gas	9,080	8,808	9,216
Spotted Hawk Development LLC, 14.00% (13.00% Cash/ 1.00% PIK), 6/30/16 ‡	Oil and Gas	24,308	23,712	23,615
Sunrun Solar Owner IX, LLC, 9.079%, 12/31/24	Energy	3,622	3,466	3,467
Travel Leaders Group, LLC, L+600, 12/5/18	Business Services	2,568	2,414	2,548
UniTek Global Services Inc., (Revolver) L+925 Funded, 2.00% Unfunded, 4/15/16	Telecommunications	44,802	44,802	44,802
Walter Energy Inc., 9.50%, 10/15/19 ¿‡	Mining	17,000	17,307	17,345

Total 1st Lien Secured Debt			$655,380	$667,518

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2014

(in thousands)

	Industry	Par Amount*	Cost	Fair Value (1)
Unfunded Revolver Obligations—(0.4)%
Avaya, Inc., L+275 Funded, 0.50% Unfunded, 10/26/16 (8)	Telecommunications	$36,785	$(5,203)	$(3,035)
BMC Software Inc., L+400 Funded, 0.50% Unfunded, 9/10/18 (8)	Business Services	30,760	(3,243)	(2,307)
Confie Seguros Holding II Co., L+450 P+350 Funded, 0.50% Unfunded, 12/10/18 (8)	Insurance	3,627	(450)	(326)
Laureate Education, Inc., L+375, Funded, 0.625% Unfunded, 6/16/16 (8) ‡	Education	28,880	(2,888)	(2,599)
Reichhold Holdings International B.V., L+600 Funded, 1.50% Unfunded, 12/19/16 ‡	Chemicals	12,500	—	—
Salix Pharmaceuticals, Ltd., L+300 Funded, 0.50% Unfunded, 1/2/19 ‡ (8)	Healthcare	25,000	(1,923)	(125)
UniTek Global Services Inc., L+925 Funded, 2.00% Unfunded, 4/15/16	Telecommunications	18,052	—	—

Total Unfunded Revolver Obligations			$(13,707)	$(8,392)

Letters of Credit— (0.0)%
Confie Seguros Holding II Co., 4.50%, 10/27/14 (8)	Insurance	$600	$—	$(54)
Confie Seguros Holding II Co., 4.50%, 1/13/15 (8)	Insurance	33	—	(3)
UniTek Global Services Inc., 9.25%, 3/26/15	Telecommunications	3,000	—	—
UniTek Global Services Inc., 9.25%, 3/18/15	Telecommunications	1,000	—	—
UniTek Global Services Inc., 9.25%, 3/18/15	Telecommunications	2,700	—	—
UniTek Global Services Inc., 9.25%, 12/15/14	Telecommunications	5,446	—	—

Total Letters of Credit			$—	$(57)

2nd Lien Secured Debt—47.9%
Active Network, Inc., L+850, 11/15/21	Business Services	$25,000	$24,879	$25,344
Applied Systems, Inc., L+650, 1/24/22	Business Services	9,110	9,043	9,281
Aptean, Inc., L+750, 2/26/21	Business Services	11,322	11,153	11,478
Armor Holdings, Inc. (American Stock Transfer and Trust Company), L+900, 12/26/20	Financial Services	8,000	7,851	8,000
Asurion Corporation, L+750, 3/3/21	Insurance	90,400	89,050	93,413
Bennu Oil & Gas, LLC, L+900, 11/1/18	Oil and Gas	8,999	8,927	9,123
BJ’s Wholesale Club, Inc, L+750, 3/26/20	Retail	20,000	19,904	20,537
Brock Holdings III, Inc., L+825, 3/16/18	Environmental Services	19,500	19,245	19,805
Confie Seguros Holding II Co., L+900, 5/8/19	Insurance	27,344	27,096	27,566
Consolidated Precision Products Corp., L+775, 4/30/21	Aerospace and Defense	8,940	8,897	9,096
Del Monte Foods Co, L+725, 8/18/21	Beverage, Food, and Tobacco	12,140	12,019	12,110
Deltek, Inc., L+875, 10/10/19	Business Services	27,273	27,023	27,887
Elements Behavioral Health, Inc., L+825, 2/11/20	Healthcare	9,500	9,407	9,500
Flexera Software LLC, L+700, 4/2/21	Business Services	7,000	6,965	7,053
Garden Fresh Restaurant Corp., L+575 PIK, 1/1/19 †	Restaurants	7,661	5,618	5,210
Garden Fresh Restaurant Corp., L+1300 PIK, 1/1/19 †	Restaurants	34,513	32,326	30,716
2nd Lien Secured Debt—47.9% (continued)
GCA Services Group, Inc., L+800, 11/1/20	Diversified Service	$22,838	$22,940	$23,194
Grocery Outlet Inc., L+925, 6/17/19	Grocery	8,674	8,526	8,847
HD Vest Inc., L+800, 6/18/19 ‡	Financial Services	9,396	9,290	9,302

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2014

(in thousands)

	Industry	Par Amount*	Cost	Fair Value (1)
Healogics, Inc., L+800, 2/5/20	Healthcare	10,000	10,109	10,242
IMG Worldwide, Inc., L+725, 3/21/22	Leisure	2,167	2,145	2,199
Insight Pharmaceuticals, LLC., L+1175, 8/25/17	Consumer Products	15,448	15,243	15,139
Kronos, Inc., L+850, 4/30/20	Business Services	92,516	91,531	96,332
Landslide Holdings, Inc., L+725, 2/25/21	Business Services	5,630	5,588	5,672
Learfield Communications, Inc, L+775, 10/8/21	Media	15,000	14,856	15,375
Miller Energy Resources, Inc., L+975, 2/3/18 ‡	Oil and Gas	87,500	85,804	85,750
Ranpak Corp., L+725, 4/23/20	Packaging	22,000	21,802	22,522
River Cree Enterprises LP, 11.00%, 1/20/21 ¿‡	Hotels, Motels, Inns and Gaming	CAD 33,000	31,110	31,767
SESAC Holdco II LLC, L+875, 4/9/14	Broadcasting & Entertainment	$10,750	10,758	10,978
Sprint Industrial Holdings, LLC, L+1000, 11/14/19	Containers, Packaging, and Glass	14,163	13,928	14,305
SquareTwo Financial Corp. (Collect America, Ltd.), 11.625%, 4/1/17 ‡	Financial Services	61,079	59,929	61,690
Stadium Management Corp, L+825, 2/27/21	Business Services	19,900	19,900	20,348
Tectum Holdings, Inc, L+800/P+700, 3/12/19	Auto Sector	17,670	17,582	17,626
Transfirst Holdings Inc., L+650, 6/27/18	Financial Services	59,750	59,601	60,422
TriMark USA, LLC, L+900, 8/12/19	Distribution	27,000	26,470	27,338
U.S. Renal Care, Inc., L+900, 1/3/20 †	Healthcare	11,927	11,980	12,195
U.S. Renal Care, Inc., L+750, 7/3/20 †	Healthcare	12,120	11,930	12,325
Velocity Technology Solutions, Inc., L+775, 9/28/20	Business Services	16,500	16,170	16,170
Vertafore, Inc., L+825, 10/27/17	Business Services	50,436	50,167	51,397
Walter Energy Inc., 11.00%, 4/1/20 ¿‡	Mining	27,798	26,308	25,192

Total 2nd Lien Secured Debt			$963,070	$982,446

TOTAL SECURED DEBT			$1,604,743	$1,641,515

UNSECURED DEBT—45.9%
Altegrity, Inc., 0.00%, 8/2/16 †	Diversified Service	$3,545	$2,664	$957
Altegrity, Inc., 12.00%, 11/1/15 ¿†	Diversified Service	14,667	14,667	13,567
American Energy—Utica LLC, 3.50%, 3/1/21 ¿	Oil and Gas	10,868	10,868	11,031
American Tire Distributors, Inc., 11.50%, 6/1/18 ¿†	Distribution	25,000	25,000	25,700
American Tire Distributors, Inc., 11.50%, 6/1/18 †	Distribution	40,000	39,321	41,120
Artsonig Pty Ltd, 11.50%, 4/1/19 ¿‡	Transportation	20,000	19,701	20,025
BCA Osprey II Limited (British Car Auctions), 12.50% PIK, 8/17/17 †‡	Transportation	£20,948	33,173	36,058
BCA Osprey II Limited (British Car Auctions), 12.50% PIK, 8/17/17 †‡	Transportation	€12,721	17,489	18,102
Ceridian Corp., 12.25% Cash or 13.00% PIK, 11/15/15 †	Diversified Service	$14,420	14,420	14,562
Ceridian Corp., 11.25%, 11/15/15 †	Diversified Service	35,800	35,800	36,154
Ceridian Corp., 11.00%, 3/15/21 ¿†	Diversified Service	34,000	34,000	39,335
CRC Health Corp., 10.75%, 2/1/16	Healthcare	13,000	13,079	13,077

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2014

(in thousands)

	Industry	Par Amount*	Cost	Fair Value (1)
Delta Educational Systems, Inc., 16.00% (10.00% Cash/ 6.00% PIK), 5/12/17	Education	21,684	21,353	20,708
Denver Parent Corp. (Venoco), 12.25%, 8/15/18 ¿	Oil and Gas	15,000	14,633	15,150
Energy & Exploration Partners, Inc., 15.00%, 4/8/18 †	Oil and Gas	25,000	22,410	23,750
Energy & Exploration Partners, Inc., 15.00%, 12/12/18 †	Oil and Gas	4,464	4,263	4,241
Energy & Exploration Partners, Inc., 15.00%, 12/12/18 †	Oil and Gas	2,679	2,469	2,545
Energy & Exploration Partners, Inc., 15.00%, 3/27/19 †	Oil and Gas	8,036	7,650	7,634
Exova Limited, 10.50%, 5/20/14 ¿†‡	Business Services	£18,000	28,165	33,010
Exova Limited, 10.50%, 5/20/14 †‡	Business Services	4,655	6,606	8,537
First Data Corp., 11.25%, 1/15/21 †	Financial Services	$67,000	66,977	76,548
First Data Corp., 10.625%, 6/15/21 †	Financial Services	10,000	10,000	11,288
First Data Corp., 12.625%, 1/15/21 †	Financial Services	5,000	5,641	5,963
inVentiv Health, Inc., 11.00%, 8/15/18 ¿	Healthcare	106,500	106,500	98,646
My Alarm Center, LLC, 16.25% (12.00% Cash / 4.25%PIK), 7/9/18	Business Services	4,101	4,101	4,101
Niacet Corporation, 13.00%, 8/28/18	Chemicals	12,500	12,500	12,625
PetroBakken Energy Ltd., 8.625%, 2/1/20 ¿‡	Oil and Gas	44,082	44,390	44,206
Prospect Holding Co LLC, 10.25%, 10/1/18 ¿	Financial Services	20,000	19,106	19,450
Radio One Inc, 9.25%, 2/15/20 ¿‡	Broadcasting & Entertainment	14,804	14,804	15,778
Symbion Inc., 11.00%, 8/23/15	Healthcare	8,488	8,501	8,538
Tervita Corporation, 10.875%, 2/15/18 ¿‡	Environmental Services	22,438	21,739	22,662
U.S. Security Associates Holdings, Inc., 11.00%, 7/28/18	Business Services	135,000	135,000	139,590
Univar Inc., 10.50%, 6/30/18	Distribution	20,000	20,000	19,960
Varietal Distribution, 10.75%, 6/30/17 ¿†	Distribution	€11,574	15,092	16,111
Varietal Distribution, 10.75%, 6/30/17 ¿†	Distribution	$22,204	21,908	22,426
Venoco, Inc., 8.875%, 2/15/19	Oil and Gas	38,050	38,463	38,573

TOTAL UNSECURED DEBT			$912,453	$941,728

TOTAL CORPORATE DEBT			$2,517,196	$2,583,243

STRUCTURED PRODUCTS AND OTHER—3.9%
Craft 2013-1,Credit Linked Note, L+925, 4/17/22 ‡	Diversified Investment Vehicle	$20,000	$20,000	$19,802
Dark Castle Holdings, LLC	Media	25,302	2,094	3,077
JP Morgan Chase & Co, Credit-Linked Note, L+1225, 12/20/21 ‡	Diversified Investment Vehicle	43,250	43,010	42,935
Renaissance Umiat, LLC, ACES, Tax Receivable ****‡	Oil and Gas	—	7,153	7,799
Renaissance Umiat, LLC, ACES, Tax Receivable ****‡	Oil and Gas	—	6,351	6,391

TOTAL STRUCTURED PRODUCTS AND OTHER			$78,608	$80,004

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2014

(in thousands)

	Industry	Par Amount*	Cost	Fair Value (1)
		Shares
PREFERRED EQUITY—2.0%
CA Holding, Inc. (Collect America, Ltd.) Series A **‡	Financial Services	7,961	$788	$1,592
Crowley Holdings, Series A, 12.00% (10.00% Cash / 2.00% PIK)	Cargo Transport	22,500	22,623	22,620
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), 13.50% PIK***	Education	12,360	27,685	13,802
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), 12.50% PIK ***	Education	332,500	6,863	—
Varietal Distribution Holdings, LLC, Class A, 8.00% PIK	Distribution	3,097	5,288	3,275

TOTAL PREFERRED EQUITY			$63,247	$41,289

EQUITY—2.3%
Common Equity/Interests—1.8%
Accelerate Parent Corp. (American Tire Distributors) **	Distribution	3,225,514	$3,276	$4,710
AHC Mezzanine, LLC (Advanstar) **	Media	25,016	1,063	350
Altegrity Holding Corp. **	Diversified Service	353,399	13,797	—
CA Holding, Inc. (Collect America, Ltd.), Series A **‡	Financial Services	25,000	2,500	1,380
CA Holding, Inc. (Collect America, Ltd.), Series AA **‡	Financial Services	4,294	430	859
Caza Petroleum Inc., Net Profits Interest **	Oil and Gas	—	940	946
Caza Petroleum Inc., Overriding Royalty Interest **	Oil and Gas	—	265	228
Clothesline Holdings, Inc. (Angelica Corporation) **	Healthcare	6,000	6,000	3,282
Explorer Coinvest, LLC (Booz Allen) **‡	Business Services	340	2,603	6,958
Garden Fresh Restaurant Holdings, LLC. **	Restaurants	50,000	5,000	138
Gryphon Colleges Corp. (Delta Educational Systems, Inc.) **	Education	17,500	175	—
GS Prysmian Co-Invest L.P. (Prysmian Cables & Systems), Limited Partnership **‡(2)(3)	Manufacturing	—	—	17
JV Note Holdco, LLC (DSI Renal Inc.) **	Healthcare	9,303	85	—
Pelican Energy, LLC, Net Profit Interest **‡	Oil and Gas	696,656	697	477
RC Coinvestment, LLC (Ranpak Corp.) **	Packaging	50,000	5,000	7,674
Sorenson Communications Holdings, LLC, Class A **	Consumer Products	454,828	45	61
Univar Inc. **	Distribution	900,000	9,000	9,680
Varietal Distribution Holdings, LLC Class A **	Distribution	28,028	28	—

Total Common Equity/Interests			$50,904	$36,760

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2014

(in thousands, except warrants)

	Industry	Warrants	Cost	Fair Value (1)
INVESTMENTS IN NON-CONTROLLED/NON-AFFILIATED INVESTMENTS—134.1%
Warrants—0.5%
CA Holding, Inc. (Collect America, Ltd.), Common Stock Warrants **‡	Financial Services	7,961	$8	$—
Energy & Exploration Partners, Inc., Common Stock Warrants**	Oil and Gas	60,778	2,374	1,829
Fidji Luxco (BC) S.C.A., Common Stock Warrants **‡(2)	Electronics	18,113	182	5,069
Gryphon Colleges Corp. (Delta Educational Systems, Inc.), Common Stock Warrants**	Education	9,820	98	—
Gryphon Colleges Corp. (Delta Educational Systems, Inc.), Class A-1 Preferred Stock Warrants**	Education	45,947	459	—
Gryphon Colleges Corp. (Delta Educational Systems, Inc.), Class B-1 Preferred Stock Warrants**	Education	104,314	1,043	—
Osage Exploration & Development, Inc., Common Stock Warrants **‡	Oil and Gas	1,496,843	—	1,398
Spotted Hawk Development LLC, Common Stock Warrants **‡	Oil and Gas	54,545	852	2,304

Total Warrants			$5,016	$10,600

TOTAL EQUITY			$55,920	$47,360

Total Investments in Non-Controlled/ Non-Affiliated Investments			$2,714,971	$2,751,896

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2014

(in thousands, except shares and warrants)

	Industry	Par Amount*	Cost	Fair Value (1)
INVESTMENTS IN NON-CONTROLLED/AFFILIATED INVESTMENTS—7.0% (4)
CORPORATE DEBT—0.7%
SECURED DEBT—0.7%
1st Lien Secured Debt—0.7%
Aventine Renewable Energy Holdings, Inc., 15.00% (12.00% Cash/3.00% PIK), 9/23/16 †	Chemicals	$2,737	$2,621	$2,405
Aventine Renewable Energy Holdings, Inc., 10.50% Cash or 15.00% PIK, 9/22/17 †	Chemicals	14,068	16,391	8,884
Aventine Renewable Energy Holdings, Inc., 25.00% PIK, 9/24/16 †	Chemicals	3,769	3,769	3,769

Total 1st Lien Secured Debt			$22,781	$15,058

TOTAL SECURED DEBT			$22,781	$15,058

TOTAL CORPORATE DEBT			$22,781	$15,058

STRUCTURED PRODUCTS and OTHER—6.3%
Golden Hill CLO I, LLC, Equity ‡¢	Diversified Investment Vehicle	$1,097	$1,631	$1,097
Highbridge Loan Management 3-2014, Ltd, Class D Notes L+500, 1/18/25†‡¢	Diversified Investment Vehicle	5,000	4,638	4,680
Highbridge Loan Management 3-2014, Ltd., Class E Notes L+600, 1/18/25 †‡¢	Diversified Investment Vehicle	2,485	2,263	2,314
Highbridge Loan Management 3-2014, Ltd., Subordinated Notes, 1/18/25†‡¢	Diversified Investment Vehicle	8,163	7,527	7,278
Jamestown CLO I LTD, Subordinated Notes, 11/5/24 ‡¢	Diversified Investment Vehicle	4,325	3,553	3,828
MCF CLO I LLC, Class E Notes, L+575, 4/20/23 ‡¢	Diversified Investment Vehicle	13,000	12,330	12,357
MCF CLO I LLC, Membership Interests ‡¢	Diversified Investment Vehicle	38,918	37,560	40,391
MCF CLO III LLC, Class E Notes L+445, 1/20/24 †‡¢	Diversified Investment Vehicle	12,750	11,349	11,325
MCF CLO III LLC, Membership Interests, 1/20/24 ‡¢	Diversified Investment Vehicle	41,900	39,183	38,266
Slater Mill Loan Fund LP, LP Certificates ‡¢	Diversified Investment Vehicle	8,375	6,222	7,361

TOTAL STRUCTURED PRODUCTS AND OTHER			$126,256	$128,897

		Shares
EQUITY—0.0%
Common Equity/Interests—0.0%
Aventine Renewable Energy Holdings, Inc. **	Chemicals	262,036	$688	$99

Total Common Equity/Interests			$688	$99

		Warrants
Warrants—0.0%
Aventine Renewable Energy Holdings, Inc., Common Stock Warrants **	Chemicals	1,521,193	$3,996	$574

Total Warrants			$3,996	$574

TOTAL EQUITY			$4,684	$673

Total Investments in Non-Controlled/Affiliated Investments			$153,721	$144,628

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2014

(in thousands, except shares)

	Industry	Par Amount*	Cost	Fair Value (1)
INVESTMENTS IN CONTROLLED INVESTMENTS—28.4% (5)
CORPORATE DEBT—14.3%
SECURED DEBT—14.3%
1st Lien Secured Debt—13.8%
Merx Aviation Finance Holdings II, LLC, (Revolver) 12.00% Funded, 0.00% Unfunded, 10/31/18	Aviation	$282,334	$282,334	$282,334

Total 1st Lien Secured Debt			$282,334	$282,334

Unfunded Revolver Obligation—0.0%
Merx Aviation Finance Holdings II, LLC, 12.00% Funded, 0.00% Unfunded, 10/31/18	Aviation	114,066	$—	$—

Total Unfunded Revolver Obligation			$—	$—

Letters of Credit—0.0%
Merx Aviation Finance Holdings II, LLC, Letter of Credit, 2.25%, 9/30/14	Aviation	1,800	$—	$—
Merx Aviation Finance Holdings II, LLC, Letter of Credit, 2.25%, 9/30/14	Aviation	1,800	—	—

Total Letters of Credit			$—	$—

2nd Lien Secured Debt—0.5%
LVI Parent Corp. (LVI Services, Inc.), 12.50%, 4/20/14	Environmental Services	10,000	$10,013	$10,200

Total 2nd Lien Secured Debt			$10,013	$10,200

TOTAL SECURED DEBT			$292,347	$292,534

TOTAL CORPORATE DEBT			$292,347	$292,534

		Shares
PREFERRED EQUITY—2.5%
Playpower Holdings, Inc., Series A Preferred, 14.00% PIK, 11/15/20	Leisure	49,178	$51,773	$51,773

TOTAL PREFFERED EQUITY			$51,773	$51,773

EQUITY—11.6%
Common Equity/Interests—11.6%
Generation Brands Holdings, Inc., Basic **	Home and Office Furnishings and Durable Consumer Products	9,007	$—	$1,615
Generation Brands Holdings, Inc., Series H **	Home and Office Furnishings and Durable Consumer Products	7,500	2,297	1,345
Generation Brands Holdings, Inc., Series 2L **	Home and Office Furnishings and Durable Consumer Products	36,700	11,242	6,582
LVI Services, Inc. **	Environmental Services	14,981	16,097	34,020
Merx Aviation Finance Holdings II, LLC, Partnership Interest **	Aviation	—	138,582	140,465
Playpower Holdings, Inc. **	Leisure	1,000	77,722	53,813

Total Common Equity/Interests			$245,940	$237,840

TOTAL EQUITY			$245,940	$237,840

Total Investments in Controlled Investments			$590,060	$582,147

Total Investments—169.5% (6)(7)			$3,458,752	$3,478,671

Liabilities in Excess of Other Assets—(69.5)%				$(1,427,060)

Net Assets—100.0%				$2,051,611

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2014

(in thousands)

(1)	Fair value is determined in good faith by or under the direction of the Board of Directors of the Company (see note 2).

(2)	GS Prysmian Co-Invest L.P. and Fidji Luxco (BC) S.C.A. are EUR denominated investments.

(3)	The Company is the sole Limited Partner in GS Prysmian Co-Invest L.P.

(4)	Denotes investments in which we are an “Affiliated Person”, as defined in the 1940 Act, due to owning or holding the power to vote 5% or more of the outstanding voting securities of the investment but not controlling the company. Fair value as of March 31, 2013 and March 31, 2014 along with transactions during the fiscal year ended March 31, 2014 in these Affiliated investments are as follows:

Name of Issue	Fair Value at March 31, 2013	Gross Additions (Cost)•	Gross Reductions (Cost)¡	Change in Unrealized Gain (Loss)	Fair Value at March 31, 2014	Net Realized Gain (Loss)	Interest/ Dividend/ Other Income
Aventine Renewable Energy Holdings, Inc., 15.00% (12.00% Cash/3.00% PIK), 9/23/16 †	$3,866	$85	$(1,314)	$(232)	$2,405	$—	$607
Aventine Renewable Energy Holdings, Inc., 10.50% Cash or 15.00% PIK, 9/22/17 †	9,682	1,965	(1,581)	(1,182)	8,884	—	370
Aventine Renewable Energy Holdings, Inc., 25.00% PIK, 9/24/16 †	N/A	5,347	(1,578)	—	3,769	—	1,044
Aventine Renewable Energy Holdings, Inc., Common Stock **	2,347	—	(3,996)	1,748	99	—	—
Aventine Renewable Energy Holdings, Inc., Common Stock Warrants **	N/A	3,996	—	(3,422)	574	—	—
Golden Hill CLO I, LLC, Equity ‡¢	N/A	1,631	—	(534)	1,097	—	—
Highbridge Loan Management 3-2014, Ltd, Class D Notes L+500, 1/18/25†‡¢	N/A	4,638	—	42	4,680	—	49
Highbridge Loan Management 3-2014, Ltd., Class E Notes L+600, 1/18/25 †‡¢	N/A	2,264	—	50	2,314	—	29
Highbridge Loan Management 3-2014, Ltd., Subordinated Notes, 1/18/25†‡¢	N/A	7,527	—	(249)	7,278	—	96
Highbridge Loan, Ltd., Preference Shares‡¢	6,174	6,655	(12,829)	—	—	—	1,876
Jamestown CLO I LTD, Class C L+400, 11/5/24 †‡¢	1,109	3	(1,027)	(85)	—	71	30
Jamestown CLO I LTD, Class D L+550, 11/5/24 †‡¢	3,537	13	(3,386)	(164)	—	250	139
Jamestown CLO I LTD, Subordinated Notes, 11/5/24 ‡¢	13,568	—	(10,501)	761	3,828	1,757	1,473
Kirkwood Fund II LLC, Common Interest ‡¢	43,144	—	(41,067)	(2,077)	—	—	5,923
MCF CLO I LLC, Class E Notes, L+575, 4/20/23 ‡¢	12,273	52	—	32	12,357	—	854
MCF CLO I LLC, Membership Interests ‡¢	38,918	—	(1,359)	2,832	40,391	—	8,108
MCF CLO III LLC, Class E Notes L+445, 1/20/24 †‡¢	N/A	11,349	—	(24)	11,325	—	165
MCF CLO III LLC, Membership Interests, 1/20/24 ‡¢	N/A	39,183	—	(917)	38,266	—	1,166
Slater Mill Loan Fund LP, LP Certificates ‡¢	6,951	—	(896)	1,306	7,361	—	1,088

	$141,569	$84,708	$(79,534)	$(2,115)	$144,628	$2,078	$23,017

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2014

(in thousands)

•	Gross additions includes increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the accretion of discounts, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

¡	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the amortization of premiums, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

As of March 31, 2014, the Company has a 13%, 26%, 100%, 9%, 97%, 98%, and 26% equity ownership interest in Aventine Renewable Energy Holdings, Inc., Highbridge Loan Management, Ltd, Golden Hill CLO I, LLC, Jamestown CLO I LTD, MCF CLO I LLC, MCF CLO III LLC, and Slater Mill Loan Fund LP, respectively. Investments that the Company owns greater than 25% of the equity and are shown in “Non-Controlled/Affiliated” have governing documents that preclude the Company from controlling management of the entity and therefore the Company disclaims that the entity is a controlled affiliate.

(5)	Denotes investments in which we are deemed to exercise a controlling influence over the management or policies of a company, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the investment. Fair value as of March 31, 2013 and March 31, 2014 along with transactions during the fiscal year ended March 31, 2014 in these Controlled investments are as follows:

Name of Issue	Fair Value at March 31, 2013	Gross Additions (Cost)•	Gross Reductions (Cost)¡	Change in Unrealized Gain (Loss)	Fair Value at March 31, 2014	Net Realized Gain (Loss)	Interest/ Dividend/ Other Income
AIC Credit Opportunity Fund, LLC Common Equity **	$50,696	$20,387	$(68,489)	$(2,594)	$—	$(2,338)	$2,306
Generation Brands Holdings, Inc., Basic **	432	—	—	1,183	1,615	—	—
Generation Brands Holdings, Inc., Series H **	360	—	—	985	1,345	—	—
Generation Brands Holdings, Inc., Series 2L **	1,760	—	—	4,822	6,582	—	—
Grand Prix Holdings, LLC. Series A Preferred Interests, 12.00% PIK	N/A	N/A	N/A	N/A	N/A	99	—
LVI Parent Corp. (LVI Services, Inc.), 12.50%, 4/20/14	10,000	198	—	2	10,200	—	1,448
LVI Services, Inc., Common Stock **	30,575	—	—	3,445	34,020	—	153
Merx Aviation Finance Holdings, LLC, 12.00%, 1/9/21	92,000	—	(92,000)	—	—	—	6,761
Merx Aviation Finance Holdings, LLC, 12.00%, 2/1/21	5,303	—	(5,303)	—	—	—	392
Merx Aviation Finance Holdings, LLC, 12.00%, 3/28/21	4,684	—	(4,684)	—	—	—	347
Merx Aviation Finance Holdings, LLC, 12.00%, 6/25/21	N/A	13,500	(13,500)	—	—	—	621
Merx Aviation Finance Holdings, LLC, 12.00%, 7/25/21	N/A	14,600	(14,600)	—	—	—	286
Merx Aviation Finance Holdings, LLC, 12.00%, 8/19/21	N/A	4,000	(4,000)	—	—	—	124
Merx Aviation Finance Holdings, LLC, 12.00%, 9/12/21	N/A	4,600	(4,600)	—	—	—	80
Merx Aviation Finance Holdings, LLC, 12.00%, 10/28/21	N/A	31,150	(31,150)	—	—	—	154

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2014

(in thousands)

Name of Issue	Fair Value at March 31, 2013	Gross Additions (Cost)•	Gross Reductions (Cost)¡	Change in Unrealized Gain (Loss)	Fair Value at March 31, 2014	Net Realized Gain (Loss)	Interest/ Dividend/ Other Income
Merx Aviation Finance Holdings II, LLC, (Revolver) 12.00% Funded, 0.00% Unfunded, 10/31/18	N/A	282,334	—	—	282,334	—	9,205
Merx Aviation Finance Holdings II, LLC, Partnership Interest **	33,820	107,120	(2,358)	1,883	140,465	—	—
Playpower Holdings, Inc., 14.00% PIK, 12/15/15 †	24,173	2,293	(27,577)	1,111	—	442	2,271
Playpower, Inc., 12.50% PIK, 12/31/15 †	18,458	1,713	(20,550)	379	—	870	1,686
Playpower Holdings, Inc., Series A Preferred, 14.00% PIK, 11/15/20	N/A	51,773	—	—	51,773	—	3,303
Playpower Holdings, Inc. , Common Stock**	38,157	—	—	15,656	53,813	—	—

	$310,418	$533,668	$(288,811)	$26,872	$582,147	$(927)	$29,137

•	Gross additions includes increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the accretions of discounts, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

•	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the amortization of premiums, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

As of March 31, 2014, the Company has a 28%, 33%, 100%, and 100% equity ownership interest in Generation Brands Holdings, Inc., LVI Parent Corp., Merx Aviation Finance Holdings II, LLC, and Playpower Holdings, Inc., respectively.

(6)	Aggregate gross unrealized gain for federal income tax purposes is $124,819; aggregate gross unrealized loss for federal income tax purposes is $154,176. Net unrealized loss is $29,357 based on a tax cost of $3,508,028.

(7)	Substantially all securities are pledged as collateral to our multicurrency revolving credit facility (the “Facility”). As such these securities are not available as collateral to our general creditors.

(8)	The negative fair value is the result of the unfunded commitment/letter of credit being valued below par.

¿	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

*	Denominated in USD unless otherwise noted, Euro (“€”), British Pound (“£”), and Canadian Dollar (“CAD”).

**	Non-income producing security

***	Non-accrual status (see note 2)

****	The investment has a put option attached to it and the combined instrument has been recorded in its entirety at fair value as a hybrid instrument in accordance with ASC 815-15-25-4 with subsequent changes in fair value charged or credited to investment gains/losses for each period.

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2014

(in thousands)

†	Denotes debt securities where the Company owns multiple tranches of the same broad asset type but whose security characteristics differ. Such differences may include level of subordination, call protection and pricing, and differing interest rate characteristics, among other factors. Such factors are usually considered in the determination of fair values.

‡	Investments that the Company has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The status of these assets under the 1940 Act are subject to change. The Company monitors the status of these assets on an ongoing basis.

¢	Denotes investments where the governing documents of the entity preclude the Company from controlling management of the entity and accordingly the Company disclaims that the entity is a controlled affiliate.

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2014

Industry Classification	Percentage of Total Investments (at fair value) as of March 31, 2014
Business Services	14.6%
Aviation	12.2%
Oil and Gas	11.8%
Financial Services	7.4%
Healthcare	6.6%
Diversified Investment Vehicle	5.5%
Distribution	4.9%
Chemicals	4.2%
Diversified Service	3.7%
Insurance	3.5%
Leisure	3.1%
Environmental Services	2.5%
Transportation	2.1%
Mining	1.8%
Containers, Packaging, and Glass	1.6%
Telecommunications	1.5%
Energy	1.3%
Media	1.3%
Buildings and Real Estate	1.2%
Education	1.1%
Restaurants	1.0%
Diversified Natural Resources, Precious Metals and Minerals	1.0%
Hotels, Motels, Inns and Gaming	0.9%
Packaging	0.9%
Broadcasting & Entertainment	0.8%
Retail	0.7%
Cargo Transport	0.6%
Auto Sector	0.5%
Consumer Products	0.4%
Beverage, Food, and Tobacco	0.3%
Home and Office Furnishings and Durable Consumer Products	0.3%
Aerospace and Defense	0.3%
Grocery	0.2%
Electronics	0.2%
Manufacturing	—%

Total Investments	100.0%

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS

March 31, 2013

(in thousands)

	Industry	Par Amount*	Cost	Fair Value(1)
INVESTMENTS IN NON-CONTROLLED/NON- AFFILIATED INVESTMENTS—143.0%
CORPORATE DEBT—137.9%
SECURED DEBT—68.0%
1st Lien Secured Debt—21.4%
Amaya Gaming Group, Inc., L+775, 11/5/15	Hotels, Motels, Inns and Gaming	$14,813	$14,617	$14,813
ATI Acquisition Company, P+1400 (P+10.00% Cash/4.00% PIK), 6/30/12 *** †	Education	4,676	3,895	500
ATI Acquisition Company, P+900 (P+5.00% Cash/4.00% PIK), 12/30/14 *** †	Education	15,491	12,596	—
Aveta, Inc., L+825, 12/12/17	Healthcare	69,594	67,607	69,985
Dark Castle Holdings, LLC, L+225, 3/25/13	Media	34,777	11,061	13,260
Delta Educational Systems, Inc., 16.00% (8.00% Cash/8.00% PIK), 12/11/16	Education	5,018	5,018	5,018
Endeavour International, 12.00%, 3/1/18 ‡	Oil and Gas	14,993	14,471	14,421
Evergreen Tank Solutions, Inc., L+800, 9/28/18	Containers, Packaging, and Glass	31,600	31,004	31,580
Garden Fresh Restaurant Corp., L+525 (L+475 Cash/0.50% PIK), 6/11/13 †	Restaurants	2,503	2,503	2,503
Garden Fresh Restaurant Corp., L+625 (L+575 Cash/0.50% PIK), 6/11/13 †	Restaurants	2,503	2,481	2,503
Miller Energy Resources, Inc., 18.00% (15.00% Cash/3.00% PIK Option), 6/29/17	Oil and Gas	45,307	45,307	45,307
Molycorp Inc., 10.00%, 6/1/20 ‡	Diversified Natural Resources, Precious Metals &Minerals	5,158	4,990	5,123
Nara Cable Funding Limited, 8.875%, 12/1/18 ¿‡	Broadcasting & Entertainment	6,284	5,424	6,497
Osage Exploration & Development, Inc., L+1500, 4/27/15 ‡	Oil and Gas	7,000	6,872	7,000
Panda Sherman Power, LLC, L+750, 9/14/18	Energy	15,000	14,790	15,338
Panda Temple Power, LLC, L+1000, 7/18/18	Energy	25,500	25,031	26,233
Pelican Energy, LLC, 10.00% (7.00% Cash/3.00% PIK), 12/31/18 ‡	Oil and Gas	8,371	8,176	8,539
Penton Media, Inc., L+400 (L+300 Cash/2.00% PIK), 8/1/14	Printing &Publishing	29,923	27,404	28,876
Spotted Hawk Development LLC, 14.00% (13.00% Cash/1.00% PIK), 6/30/16 ‡	Oil and Gas	24,003	23,200	22,983
Sunrun Solar Owner IX, LLC, 9.079%, 12/31/24	Energy	1,103	1,053	1,103
Texas Competitive Electric Holdings, 11.50%, 10/1/20 ¿ .	Utilities	50,000	49,693	37,656

Total 1st Lien Secured Debt			$377,193	$359,238

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2013

(in thousands)

	Industry	Par Amount*	Cost	Fair Value(1)
INVESTMENTS IN NON-CONTROLLED/NON-AFFILIATED INVESTMENTS—143.0%
2nd Lien Secured Debt—46.6%
AI Chem & Cy US AcquiCo, Inc. (Monarch) L+700, 3/20/20 ‡×	Chemicals	$10,000	$9,950	$10,263
Allied Security Holdings, LLC, L+825, 2/2/18	Business Services	31,000	30,764	31,194
Ardent Medical Services, Inc, L+950, 7/2/19	Healthcare	20,000	19,515	20,500
Avaya Inc., 10.5%, 3/1/21 ¿.	Telecommunications	16,577	15,835	15,824
Brock Holdings III, Inc., L+825, 3/16/18	Environmental & Facilities Services	27,000	26,579	27,439
Cengage Learning Acquisitions Inc., 12.00%, 6/30/19 ***	Education	69,597	59,918	15,659
Clean Earth, Inc., 13.00%, 8/1/14	Environmental Services	25,000	25,000	25,000
Confie Seguros II, L+900, 5/8/19	Insurance	15,000	14,711	15,375
EZE Software Group LLC, L+750 3/14/21 ×	Business Services	6,132	6,071	6,270
Garden Fresh Restaurant Corp., L+1175 (L+975 Cash/2.00% PIK), 12/11/13	Restaurants	47,075	47,790	32,952
GCA Services Group, Inc., L+800, 10/31/20	Diversified Service	19,547	19,358	19,596
Grocery Outlet Inc., L+925, 6/17/19	Grocery	10,500	10,296	10,539
Healogics Inc., L+800, 2/5/20	Healthcare	5,000	4,951	5,181
Insight Pharmaceuticals, LLC., L+1175, 8/25/17	Consumer Products	15,448	15,199	15,603
IPC Systems, Inc., L+525, 5/31/15	Telecommunications	44,250	42,752	39,604
Kronos, Inc., L+850, 4/26/20	Business Services	56,358	55,269	59,035
Ozburn-Hessey Holding Company LLC, L+950, 10/11/16	Transportation	25,333	25,309	24,320
PH Holdings LLC, 9.75%, 12/31/17	Homebuilding	20,000	19,631	20,800
Ranpak Corp., L+750, 10/20/17 †	Packaging	85,000	85,000	85,000
Ranpak Corp., E+775, 10/20/17 †	Packaging	€40,000	58,042	51,364
Sedgwick Holdings, Inc., L+750, 5/28/17	Business Services	$15,225	15,072	15,453
SESAC International LLC, L+875, 8/8/19	Broadcasting & Entertainment	4,500	4,433	4,613
Smart & Final Stores LLC, L+925, 11/8/20	Grocery	17,260	16,756	17,929
SquareTwo Financial Corp. (Collect America, Ltd.), 11.625%, 4/1/17 ‡	Financial Services	51,079	49,432	52,037
TransFirst Holdings Inc., L+975, 6/27/18	Financial Services	61,250	59,476	62,858
U.S. Renal Care, Inc., L+900, 1/3/20	Healthcare	4,910	4,818	5,008
Valerus Compression Services, LP, 11.50%, 3/26/18	Manufacturing	40,000	40,000	41,200
Vertafore, Inc., L+825, 10/29/17	Business Services	49,260	48,901	50,615

Total 2nd Lien Secured Debt			$830,828	$781,231

TOTAL SECURED DEBT			$1,208,021	$1,140,469

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2013

(in thousands)

INVESTMENTS IN NON-CONTROLLED/NON-AFFILIATED INVESTMENTS—143.0%	Industry	Par Amount*	Cost	Fair Value(1)
UNSECURED DEBT—69.9%
Advantage Sales & Marketing, Inc., 13.00%, 12/31/18	Grocery	$25,000	$25,000	$25,000
Altegrity, Inc., 0.00%, 8/2/16 ¿†	Diversified Service	3,545	2,358	1,524
Altegrity, Inc., 11.75%, 5/1/16 ¿†	Diversified Service	14,639	11,885	10,394
Altegrity, Inc., 12.00%, 11/1/15 ¿†	Diversified Service	100,000	100,000	89,000
American Tire Distributors, Inc., 11.50%, 6/1/18 ¿.	Distribution	25,000	25,000	26,300
Angelica Corporation, 15.00% (12.00% Cash/3.00% PIK), 10/15/16	Healthcare	46,284	46,284	47,210
ATI Acquisition Company, P+1400 (P+10.00% Cash/4.00% PIK), 12/30/15 ***	Education	45,153	37,867	—
BCA Osprey II Limited (British Car Auctions), 12.50% PIK, 8/17/17 ‡	Transportation	£25,609	40,643	36,359
BCA Osprey II Limited (British Car Auctions), 12.50% PIK, 8/17/17 ‡	Transportation	€15,528	21,507	18,643
Ceridian Corp., 12.25% Cash or 13.00% PIK, 11/15/15 †	Diversified Service	$80,950	80,892	83,803
Ceridian Corp., 11.25%, 11/15/15 †	Diversified Service	35,800	35,812	37,023
Ceridian Corp., 11.00%, 3/15/21 ¿†	Diversified Service	67,500	67,500	72,731
Delta Educational Systems, Inc., 16.00% (10.00% Cash/6.00% PIK), 5/12/17	Education	20,430	20,024	19,143
Denver Parent (Venoco, Inc.), 18.00%, 10/3/15 ¿.	Oil and Gas	20,000	20,000	23,400
Exova Limited, 10.50%, 10/15/18 ¿ ‡ †	Business Services	£10,000	16,013	16,627
Exova Limited, 10.50%, 10/15/18 ‡ †	Business Services	£12,655	17,116	21,041
First Data Corporation, 11.25%, 1/15/21 ¿ †	Financial Services	$67,000	66,975	69,868
First Data Corporation, 10.625% 6/15/21 †×	Financial Services	10,000	10,000	10,150
Intelsat Bermuda Ltd., 11.25%, 2/4/17 ‡	Broadcasting & Entertainment	44,000	45,153	46,877
Intelsat Bermuda Ltd., 11.50% Cash or 12.50% PIK, 2/4/17 ¿‡	Broadcasting & Entertainment	20,000	20,035	21,250
inVentiv Health, Inc., 11.00%, 8/15/18 ¿.	Healthcare	160,000	160,000	139,200
Laureate Education, Inc., 12.75%, 8/15/17 ¿ ‡	Education	53,540	55,012	57,823
Lonestar Intermediate Super Holdings (Asurion), LLC, L+950, 9/2/19	Insurance	41,922	41,776	45,223
Niacet Corp., 13.00%, 8/28/18	Chemicals	12,500	12,500	12,500
SeaCube Container Leasing Ltd., 11.00%, 4/28/16 ‡	Transportation	50,000	50,000	51,500
Univar Inc., 10.50%, 6/30/18	Distribution	20,000	20,000	20,000
U.S. Security Associates Holdings, Inc., 11.00%, 7/28/18	Business Services	135,000	135,000	139,455
Varietal Distribution, 10.75%, 6/30/17 ¿ †	Distribution	€5,187	6,385	6,994
Varietal Distribution, 10.75%, 6/30/17 ¿ †	Distribution	$22,204	21,837	23,328

TOTAL UNSECURED DEBT			$1,212,574	$1,172,366

TOTAL CORPORATE DEBT			$2,420,595	$2,312,835

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2013

(in thousands, except shares)

INVESTMENTS IN NON-CONTROLLED/NON-AFFILIATED INVESTMENTS—143.0%	Industry	Par Amount*	Cost	Fair Value(1)
STRUCTURED PRODUCTS AND OTHER—0.6%
Westbrook CLO Ltd., Series 2006-1A Class E, L+370, 12/20/20 ¿‡	Diversified Investment Vehicle	$11,000	$7,367	$9,625

TOTAL STRUCTURED PRODUCTS AND OTHER			$7,367	$9,625

PREFERRED EQUITY—0.7%		Shares
CA Holding, Inc. (Collect America, Ltd.), Series A ** ‡	Financial Services	7,961	$788	$1,592
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), 13.50% PIK, 5/12/14 ***	Education	12,360	27,685	7,208
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), 12.50% PIK, (Convertible) ***	Education	332,500	6,863	—
Varietal Distribution Holdings, LLC, Class A, 8.00% PIK	Distribution	3,097	4,885	2,750

TOTAL PREFERRED EQUITY			$40,221	$11,550

EQUITY—3.8%
Common Equity/Interests—3.3%
Accelerate Parent Corp. (American Tire Distributors) **	Distribution	3,125,000	$3,125	$4,160
AHC Mezzanine LLC (Advanstar) **	Media	—	1,063	242
Altegrity Holding Corp. **	Diversified Service	353,399	13,797	1,111
CA Holding, Inc. (Collect America, Ltd.) Series A ** ‡	Financial Services	25,000	2,500	2,498
CA Holding, Inc. (Collect America, Ltd.) Series AA ** ‡	Financial Services	4,294	429	859
Clothesline Holdings, Inc. (Angelica Corporation) **	Healthcare	6,000	6,000	3,059
Explorer Coinvest LLC (Booz Allen) ** ‡	Business Services	430	3,322	5,319
Garden Fresh Restaurant Holding, LLC **	Restaurants	50,000	5,000	—
Gryphon Colleges Corporation (Delta Educational Systems, Inc.) **	Education	17,500	175	—
GS Prysmian Co-Invest L.P. (Prysmian Cables & Systems) (2,3) ** ‡	Manufacturing	—	—	123
JV Note Holdco LLC (DSI Renal Inc.) **	Healthcare	9,303	85	91
Pelican Energy, LLC ** ‡	Oil and Gas	—	138	146
Penton Business Media Holdings, LLC **	Printing & Publishing	124	4,950	15,778
RC Coinvestment, LLC (Ranpak Corp.) **	Packaging	50,000	5,000	8,233
Sorenson Communications Holdings, LLC Class A **	Consumer Products	454,828	45	1,990
Univar Inc.**	Distribution	900,000	9,000	11,520
Varietal Distribution Holdings, LLC Class A **	Distribution	28,028	28	—

Total Common Equity/Interests			$54,657	$55,129

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2013

(in thousands, except warrants)

INVESTMENTS IN NON-CONTROLLED/NON-AFFILIATED INVESTMENTS—143.0%	Industry	Warrants	Cost	Fair Value(1)
Warrants—0.5%
CA Holding, Inc. (Collect America, Ltd.), Common ** ‡	Financial Services	7,961	$8	—
Fidji Luxco (BC) S.C.A., Common (FCI)(2) ** ‡	Electronics	24,862	250	$5,788
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Common **	Education	9,820	98	—
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Class A-1 Preferred **	Education	45,947	459	—
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Class B-1 Preferred **	Education	104,314	1,043	—
Osage Exploration & Development, Inc. ** ‡	Oil and Gas	1,496,843	—	1,841
Spotted Hawk Development LLC, Common ** ‡	Oil and Gas	54,545	852	1,644

Total Warrants			$2,710	$9,273

TOTAL EQUITY			$57,367	$64,402

Total Investments in Non-Controlled/ Non-Affiliated Investments			$2,525,550	$2,398,412

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2013

(in thousands, except shares)

	Industry	Par Amount*	Cost	Fair Value (1)
INVESTMENTS IN NON-CONTROLLED/AFFILIATED INVESTMENTS—8.4% (4)
CORPORATE DEBT—0.8%
SECURED DEBT—0.8%
1st Lien Secured Debt—0.8%
Aventine Renewable Energy Holdings, Inc., 12.00%, 9/24/16 †	Chemicals	$3,966	$3,850	$3,866
Aventine Renewable Energy Holdings, Inc., 10.50% Cash or 15% PIK, 9/24/17 †	Chemicals	12,102	16,007	9,682

Total 1st Lien Secured Debt			$19,857	$13,548

TOTAL SECURED DEBT			$19,857	$13,548

TOTAL CORPORATE DEBT			$19,857	$13,548

STRUCTURED PRODUCTS AND OTHER—7.5%
Highbridge Loan, Ltd., Preference Shares ** ‡ ¢	Diversified Investment Vehicle	$6,174	$6,174	$6,174
Jamestown CLO I LTD, Subordinated Notes, 11/5/24 ‡ † ¢	Diversified Investment Vehicle	15,075	14,053	13,568
Jamestown CLO I LTD, Class D L+550, 11/5/24 ‡ † ¢	Diversified Investment Vehicle	3,800	3,373	3,537
Jamestown CLO I LTD, Class C L+400, 11/5/24 ‡ † ¢	Diversified Investment Vehicle	1,120	1,024	1,109
Kirkwood Fund II LLC, Common Interest ‡ ¢	Diversified Investment Vehicle	—	41,067	43,144
MCF CLO I LLC, Membership Interests ‡ ¢	Diversified Investment Vehicle	38,918	38,918	38,918
MCF CLO I LLC, Class E Notes L+575, 4/20/23 ‡ † ¢	Diversified Investment Vehicle	13,000	12,278	12,273
Slater Mill Loan Fund LTD, Preference Shares ‡ ¢	Diversified Investment Vehicle	8,375	7,119	6,951

TOTAL STRUCTURED PRODUCTS AND OTHER			$124,006	$125,674

Common Equity/Interests—0.1%
Aventine Renewable Energy Holdings, Inc. **	Chemicals	262,036	$4,684	$2,347

Total Common Equity/Interests			$4,684	$2,347

TOTAL EQUITY			$4,684	$2,347

Total Investments in Non-Controlled/ Affiliated Investments			$148,547	$141,569

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2013

(in thousands)

	Industry	Par Amount *	Cost	Fair Value (1)
INVESTMENTS IN CONTROLLED INVESTMENTS—18.5% (5)
CORPORATE DEBT—9.2% SECURED DEBT—6.7% 1st Lien Secured Debt—6.1%
Merx Aviation Finance Holdings, LLC, 12.00%, 1/9/21	Aviation	$92,000	$92,000	$92,000
Merx Aviation Finance Holdings, LLC, 12.00%, 2/1/21	Aviation	5,303	5,303	5,303
Merx Aviation Finance Holdings, LLC, 12.00% 3/28/21	Aviation	4,684	4,684	4,684

Total 1st Lien Secured Debt			$101,987	$101,987

2nd Lien Secured Debt—0.6%
LVI Services, Inc., 12.50%, 3/6/2018	Environmental Services	$10,000	$9,815	$10,000

Total 2nd Lien Secured Debt			$9,815	$10,000

TOTAL SECURED DEBT			$111,802	$111,987

UNSECURED DEBT—2.5%
Playpower Holdings Inc., 14.00% PIK, 12/15/15	Leisure	€19,064	$25,285	$24,173
Playpower, Inc., 12.50% PIK, 12/31/15	Leisure	£12,310	18,838	18,458

TOTAL UNSECURED DEBT			$44,123	$42,631

TOTAL CORPORATE DEBT			$155,925	$154,618

STRUCTURED PRODUCTS AND OTHER—3.0%
AIC Credit Opportunity Fund LLC (6)	Diversified Investment Vehicle	—	$48,102	$50,696

TOTAL STRUCTURED PRODUCTS AND OTHER			$48,102	$50,696

EQUITY—6.3%
Common Equity/Interests—6.3%		Shares
Generation Brands Holdings, Inc. (Quality Home Brands) **	Home and Office Furnishings and Durable Consumer Products	9,007	—	$432
Generation Brands Holdings, Inc. Series H (Quality Home Brands) **	Home and Office Furnishings and Durable Consumer Products	7,500	$2,297	360
Generation Brands Holdings, Inc. Series 2L (Quality Home Brands) **	Home and Office Furnishings and Durable Consumer Products	36,700	11,242	1,760
LVI Parent Corp. (LVI Services, Inc.) **	Environmental & Facilities Services	14,981	16,096	30,575
Merx Aviation Finance Holdings, LLC **	Aviation	—	33,820	33,820
Playpower Holdings Inc. **	Leisure	1,000	77,722	38,157

Total Common Equity/Interests			$141,177	$105,104

TOTAL EQUITY			$141,177	$105,104

Total Investments in Controlled Investments			$345,204	$310,418

Total Investments—169.9%(7,8)			$3,019,301	$2,850,399
Liabilities in Excess of Other Assets—(69.9%)				(1,173,010)

Net Assets—100.0%				$1,677,389

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2013

(in thousands)

(1)	Fair value is determined in good faith by or under the direction of the Board of Directors of the Company (see Note 2).

(2)	GS Prysmian Co-Invest L.P. and Fidji Luxco (BC) S.C.A. are EUR denominated investments.

(3)	The Company is the sole Limited Partner in GS Prysmian Co-Invest L.P.

(4)	Denotes investments in which we are an “Affiliated Person”, as defined in the 1940 Act, due to owning or holding the power to vote 5% or more of the outstanding voting securities of the investment but not controlling the company. Fair value as of March 31, 2012 and March 31, 2013 along with transactions during the fiscal year ended March 31, 2013 in these Affiliated investments are as follows:

Name of Issue	Fair Value at March 31, 2012	Gross Additions (Cost) •	Gross Reductions (Cost) ¡	Change in Unrealized Gain (Loss)	Fair Value at March 31, 2013	Net Realized Gain (Loss)	Interest/Dividend/ Other Income
Aventine Renewable Energy Holdings, Inc., 12.00%, 9/24/16 †	N/A	$3,850	—	$16	$3,866	—	$250
Aventine Renewable Energy Holdings, Inc., 10.50% Cash or PIK, 9/24/17 †	N/A	16,396	(390)	(6,324)	9,682	—	514
Aventine Renewable Energy Holdings, Inc. Common Stock**	N/A	4,684	—	(2,337)	2,347	—	15
Highbridge Loan, Ltd., Preference Shares ** ‡	N/A	6,174	—	—	6,174	—	—
Jamestown CLO I LTD, Subordinated Notes, 11/5/24 ‡†	N/A	14,053	—	(485)	13,568	—	34
Jamestown CLO I LTD, Class D L+550, 11/5/24 ‡†	N/A	3,373	—	164	3,537	—	101
Jamestown CLO I LTD, Class C L+400, 11/5/24 ‡†	N/A	1,024	—	85	1,109	—	23
Kirkwood Fund II LLC, Common Interest ‡	N/A	41,067	—	2,077	43,144	—	—
MCF CLO I LLC, Membership Interests ‡	N/A	40,385	(1,467)	—	38,918	—	5,895
MCF CLO I LLC, Class E Notes L+575, 4/20/23 ‡†	N/A	12,278	—	(5)	12,273	—	84
Slater Mill Loan Fund LTD, Preference Shares ‡	N/A	7,370	(251)	(168)	6,951	—	929

	N/A	$150,654	$(2,108)	$(6,977)	$141,569	$—	$7,845

•	Gross additions includes increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the accretion of discounts, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

¡	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the amortization of premiums, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2013

(in thousands)

As of March 31, 2013, the Company has a 11%, 32%, 31%, 98%, 97%, and 26% equity ownership interest in Aventine Renewable Energy Holdings, Inc., Highbridge Loan, Ltd, Jamestown CLO I Ltd, Kirkwood Fund II LLC, MCF CLO I LLC, and Slater Mill Loan Fund LP, respectively. Investments that the Company owns greater than 25% of the equity and are shown in “Non-Control/Affiliate” have governing documents that preclude the Company from controlling management of the entity and therefore the Company disclaims that the entity is a controlled affiliate.

(5)	Denotes investments in which we are deemed to exercise a controlling influence over the management or policies of a company, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the investment. Fair value as of March 31, 2012 and March 31, 2013 along with transactions during the fiscal year ended March 31, 2013 in these Controlled investments are as follows:

Name of Issue	Fair Value at March 31, 2012	Gross Additions (Cost) •	Gross Reductions (Cost) ¡	Change in Unrealized Gain (Loss)	Fair Value at March 31, 2013	Net Realized Gain (Loss)	Interest/Dividend/ Other Income
AIC Credit Opportunity Fund LLC Common Equity	$56,034	$576	$(15,503)	$9,589	$50,696	$2,961	$7,423
Generation Brands Holdings, Inc. (Quality Home Brands) Common Equity	130	—	—	302	432	—	—
Generation Brands Holdings, Inc. (Quality Home Brands) Series H Common Equity	1,300	—	—	(940)	360	—	—
Generation Brands Holdings, Inc. (Quality Home Brands) Series 2L Common Equity	7,793	—	—	(6,033)	1,760	—	—
Grand Prix Holdings, LLC. Series A Preferred Interests, 12.00% PIK	N/A	N/A	N/A	N/A	—	51	N/A
LVI Services, Inc.,12.50%, 3/6/18	N/A	9,815	—	185	10,000	—	916
LVI Parent Corp. Common Equity	21,504	—	—	9,071	30,575	—	—
Merx Aviation Finance Holdings, LLC, 12.00%, 1/9/21	N/A	92,000	—	—	92,000	—	2,480
Merx Aviation Finance Holdings, LLC, 12.00%, 2/1/21	N/A	5,303	—	—	5,303	—	103
Merx Aviation Finance Holdings, LLC, 12.00% 3/28/21	N/A	4,684	—	—	4,684	—	6
Merx Aviation Finance Holdings, LLC Equity Interest	N/A	33,820	—	—	33,820	—	—
Playpower Holdings, Inc., 14.00% PIK	21,576	3,156	—	(559)	24,173	(150)	3,154
Playpower, Inc., 12.50% PIK	16,960	2,471	—	(973)	18,458	(189)	2,469
Playpower Holdings Inc. Common Equity	61,111	—	—	(22,954)	38,157	—	—

	$186,408	$151,825	$(15,503)	$(12,312)	$310,418	$2,673	$16,551

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2013

(in thousands)

•	Gross additions includes increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the accretion of discounts the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

¡	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the amortization of premiums, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

As of March 31, 2013, the Company has a 100%, 32%, 32%, 100%, and 100%, equity ownership interest in AIC Credit Opportunity Fund LLC, Generation Brands Holdings, Inc., LVI Parent Corp., Merx Aviation Financing Holdings LLC, and Playpower Holdings Inc., respectively.

(6)	See Note 6.

(7)	Aggregate gross unrealized gain for federal income tax purposes is $127,303; aggregate gross unrealized loss for federal income tax purposes is $396,790. Net unrealized loss is $269,487 based on a tax cost of $3,119,886.

(8)	Substantially all securities are pledged as collateral to our multicurrency revolving credit facility (the “Facility”). As such these securities are not available as collateral to our general creditors.

¿	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

*	Denominated in USD unless otherwise noted, Euro (“€”), British Pound (“£”), and Canadian Dollar (“CAD”).

**	Non-income producing security

***	Non-accrual status (see Note 2d)

†	Denotes debt securities where the Company owns multiple tranches of the same broad asset type but whose security characteristics differ. Such differences may include level of subordination, call protection and pricing, and differing interest rate characteristics, among other factors. Such factors are usually considered in the determination of fair values.

‡	Investments that the Company has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The status of these assets under the 1940 Act are subject to change. The Company monitors the status of these assets on an ongoing basis.

×	Denotes a “when issued” security that settled after March 31, 2013.

¢	Denotes investments where the governing documents of the entity preclude the Company from controlling management of the entity and accordingly the Company disclaims that the entity is a controlled affiliate.

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2013

(in thousands)

Industry Classification	Percentage of Total Investments (at fair value) as of March 31, 2013
Business Services	12.1%
Diversified Service	11.1%
Healthcare	10.2%
Financial Services	7.0%
Diversified Investment Vehicle	6.5%
Packaging	5.1%
Aviation	4.8%
Transportation	4.6%
Oil & Gas	4.4%
Education	3.7%
Distribution	3.3%
Environmental Services	3.3%
Leisure	2.8%
Broadcasting & Entertainment	2.8%
Insurance	2.1%
Telecommunications	1.9%
Grocery	1.9%
Printing & Publishing	1.6%
Energy	1.5%
Manufacturing	1.4%
Chemicals	1.4%
Restaurants	1.3%
Utilities	1.3%
Containers, Packaging and Glass	1.1%
Homebuilding	0.7%
Consumer Products	0.6%
Hotels, Motels, Inns, ad Gaming	0.5%
Media	0.5%
Electronics	0.2%
Diversified Natural Resources, Precious Metals and Minerals	0.2%
Home and Office Furnishings and Durable Consumer Products	0.1%

Total Investments	100.0%

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS

(in thousands except share and per share amounts)

Note 1. Organization

Apollo Investment Corporation (“Apollo Investment”, the “Company”, “AIC”, “we”, “us”, or “our”), a Maryland corporation organized on February 2, 2004, is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). In addition, for tax purposes we have elected to be treated as a regulated investment company (“RIC”), under the Internal Revenue Code of 1986, as amended (“the Code”). Our investment objective is to generate current income and capital appreciation. We invest primarily in various forms of debt investments, including secured and unsecured loans, loan investments, and/or equity in private middle-market companies. We may also invest in the securities of public companies and structured products and other investments such as collateralized loan obligations and credit-linked notes (“CLOs” and “CLNs”, respectively). Our portfolio is comprised primarily of investments in debt, including secured and unsecured debt of private middle-market companies that, in the case of senior secured loans, generally are not broadly syndicated and whose aggregate tranche size is typically less than $250 million. Our portfolio also includes equity interests such as common stock, preferred stock, warrants or options.

Apollo Investment commenced operations on April 8, 2004 receiving net proceeds of $870,000 from its initial public offering by selling 62 million shares of common stock at a price of $15.00 per share. Since then, and through March 31, 2014, we have raised approximately $2,210,099 in net proceeds from additional offerings of common stock.

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). In accordance with Regulation S-X, the Company generally will not consolidate its interest in any company other than in investment company subsidiaries and controlled operating companies substantially all of whose business consists of providing services to the Company. Consequently, the Company has not consolidated special purpose entities through which the special purpose entity acquired and holds investments subject to financing with third parties. At March 31, 2014, the Company did not have any subsidiaries or controlled operating companies that were consolidated (see additional information within note 6).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported periods. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Reclassifications

Certain industries were reclassified on the Schedule of Investments for March 31, 2013 to conform to the current period’s presentation. Certain amounts have been reclassified on the Statement of Operations and the Statement of Assets and Liabilities to conform to the current period presentation. For the fiscal year ended

March 31, 2013, approximately i) $779 of investment income previously classified from non-controlled/non-affiliated was reclassified to investment income from non-controlled/affiliated investments, ii) $(2,578) of investment income previously classified as investment income from controlled investments was reclassified to investment income from non-controlled/non-affiliated investments, iii) $7,066 of investment income previously classified as investment income from controlled investments was reclassified to investment income from non-controlled/affiliated investments, and iv) $236 of investment income previously classified as investment income from non-controlled/affiliated investments was reclassified to investment income from controlled investments.

Cash and Cash Equivalents

The Company defines cash equivalents as securities that are readily convertible into known amounts of cash and so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Generally, only securities with a maturity of three months or less from the date of purchase would qualify, with limited exceptions. The Company deems that certain U.S. Treasury bills, repurchase agreements and other high-quality, short-term debt securities would qualify as cash equivalents.

Fair Value Measurements

Under procedures established by our board of directors, we value investments, including certain secured debt, unsecured debt and other debt securities with maturities greater than 60 days, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value). We attempt to obtain market quotations from at least two brokers or dealers (if available, otherwise from a principal market maker or a primary market dealer or other independent pricing service). We utilize mid-market pricing as a practical expedient for fair value unless a different point within the range is more representative. If and when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Accordingly, such investments go through our multi-step valuation process as described below. In each case, our independent third party valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 3 categorized assets. Debt investments with remaining maturities of 60 days or less shall each be valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of our investment adviser, does not represent fair value, in which case such investments shall be valued at fair value as determined in good faith by or under the direction of our board of directors. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors. Such determination of fair values may involve subjective judgments and estimates.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with senior management of our investment adviser;

(3) independent valuation firms are engaged by our board of directors to conduct independent appraisals by reviewing our investment adviser’s preliminary valuations and then making their own independent assessment;

(4) the audit committee of the board of directors reviews the preliminary valuation of our investment adviser and the valuation prepared by the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments; and

(5) the board of directors discusses valuations and determines in good faith the fair value of each investment in our portfolio based on the input of our investment adviser, the applicable independent valuation firm, third party pricing services and the audit committee.

Investments in all asset classes are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity) and enterprise values, among other factors. When readily available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process. For the fiscal year ended March 31, 2014, there has been no change to the Company’s valuation techniques and related inputs considered in the valuation process.

Accounting Standards Codification (“ASC”) 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Realized Gains and Losses

Security transactions are accounted for on the trade date. Realized gains or losses on investments are calculated by using the specific identification method. Securities that have been called by the issuer are recorded at the call price on the call effective date.

Interest and Dividend Income Recognition

The Company records interest and dividend income, adjusted for amortization of premium and accretion of discount, on an accrual basis. Some of our loans and other investments, including certain preferred equity investments, may have contractual payment-in-kind (“PIK”) interest or dividends. PIK interest and dividends computed at the contractual rate are accrued into income and reflected as receivable up to the capitalization date.

PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, the Company capitalizes the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. At the point the Company believes PIK is not expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are reversed from the related receivable through interest or dividend income, respectively. The Company does not reverse previously capitalized PIK interest or dividends. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status if the Company believes that PIK is expected to be realized. For the fiscal year ended March 31, 2014, PIK income totaled $28,974 on total investment income of $381,346. Loan origination fees, original issue discount, and market discounts are capitalized and amortized into income using the interest method or straight-line, as applicable. Upon the prepayment of a loan, any unamortized loan origination fees are recorded as interest income. We record prepayment premiums on loans and other investments as interest income when we receive such amounts. Structuring and other lending related fees are recorded as other income when earned. Investments that are expected to pay regularly scheduled interest and/or dividends in cash are generally placed on non-accrual status when principal or interest/dividend cash payments are past due 30 days or more and/or when it is no longer probable that principal or interest/dividend cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest or dividends are paid in cash, and in management’s judgment, are likely to continue timely payment of their remaining interest or dividend obligations. Interest or dividend cash payments received on non-accrual designated investments may be recognized as income or applied to principal depending upon management’s judgment.

The Company records as dividend income the accretable yield from its beneficial interests in structured products such as CLOs based upon a number of cash flow assumptions that are subject to uncertainties and contingencies. Such assumptions include the rate and timing of principal and interest receipts (which may be subject to prepayments and defaults) of the underlying pool of assets. These assumptions are updated on at least a quarterly basis to reflect changes related to a particular security, actual historical data, and market changes.

Dividends to Common Stockholders

Dividends and distributions to common stockholders are recorded as of the record date. The amount to be paid out as a dividend is determined by the board of directors each quarter. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

Income Taxes

The Company intends to comply with the applicable provisions of the Code pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it of substantially all Federal income taxes. The Company, at its discretion, may carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. The Company will accrue excise tax on estimated excess taxable income, if any, as required.

Foreign Currency

The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. The Company’s investments in foreign securities may involve certain risks, including without limitation: foreign exchange restrictions, expropriation, taxation or other political, social or economic risks, all of which could affect the market and/or credit risk of the investment. In addition, changes in the relationship of foreign currencies to the U.S. dollar can significantly affect the value of these investments and therefore the earnings of the Company.

Equity Offering Expenses

The Company records expenses related to shelf filings and applicable offering costs as deferred financing costs in the Statement of Assets and Liabilities. To the extent such expenses relate to equity offerings, these expenses are charged as a reduction of capital upon utilization, in accordance with ASC 946-20-25.

Debt Issuance Costs

The Company records origination and other expenses related to its debt obligations as deferred financing costs in the Statement of Assets and Liabilities. These expenses are deferred and amortized using the straight-line method over the stated life of the obligation which approximates the effective yield method.

Derivative Instruments

The Company may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market by recognizing the difference between the contract exchange rate and the current market rate as unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

The Company may make investments in derivative instruments. The derivative instruments are fair valued with changes to the fair value reflected in net unrealized gain/loss during the reporting period and recorded within realized gain/loss upon exit and settlement of the contract. The accrual of periodic interest settlements is recorded in net unrealized gain/loss and subsequently recorded as net realized gain or loss on the interest settlement date.

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued guidance to enhance disclosures about financial instruments and derivative instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset. Under the guidance, an entity is required to disclose quantitative information relating to recognized assets and liabilities that are offset or subject to an enforceable master netting arrangement or similar agreement, including the gross amounts of those recognized assets and liabilities, the amounts offset to determine the net amount presented in the statement of financial position, and the net amount presented in the statement of financial position. With respect to amounts subject to an enforceable master netting arrangement or similar agreement which are not offset, disclosure is required of the amounts related to recognized financial instruments and other derivative instruments, the amount related to financial collateral (including cash collateral), and the overall net amount after considering amounts that have not been offset. The guidance is effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods and retrospective application is required. As the amendments are limited to disclosure only, the adoption of this guidance did not have a material impact on the financial statements of the Company.

In January 2013, the FASB issued guidance to clarify the scope of disclosures about offsetting assets and liabilities. The amendments clarify that the scope of guidance issued in December 2011 to enhance disclosures around financial instruments and derivative instruments that are either (1) offset, or (2) subject to a master netting arrangement or similar agreement, irrespective of whether they are offset, applies to derivatives, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset or subject to an enforceable master netting arrangement or similar agreement. The amendments are effective for interim and annual periods beginning on or after January 1, 2013. As the amendments are limited to disclosure only, the adoption of this guidance did not have a material impact on the financial statements of the Company.

In June 2013, the FASB issued guidance to change the assessment of whether an entity is an investment company by developing a new two-tiered approach that requires an entity to possess certain fundamental characteristics while allowing judgment in assessing certain typical characteristics. The fundamental characteristics that an investment company is required to have include the following: (1) it obtains funds from one or more investors and provides the investor(s) with investment management services; (2) it commits to its investor(s) that its business purpose and only substantive activities are investing the funds solely for returns from capital appreciation, investment income or both; and (3) it does not obtain returns or benefits from an investee or its affiliates that are not normally attributable to ownership interests. The typical characteristics of an investment company that an entity should consider before concluding whether it is an investment company include the following: (1) it has more than one investment; (2) it has more than one investor; (3) it has investors that are not related parties of the parent or the investment manager; (4) it has ownership interests in the form of equity or partnership interests; and (5) it manages substantially all of its investments on a fair value basis. The new approach requires an entity to assess all of the characteristics of an investment company and consider its purpose and design to determine whether it is an investment company. The guidance includes disclosure requirements about an entity’s status as an investment company and financial support provided or contractually required to be provided by an investment company to its investees. The guidance is effective for interim and annual reporting periods in fiscal years beginning after December 15, 2013. Earlier application is prohibited. The Company is in the process of evaluating the impact that this guidance will have but does not believe that this guidance will have a material impact on its financial statements.

Note 3. Agreements

The Company has an Investment Advisory and Management Agreement (the “Investment Advisory Agreement”) with Apollo Investment Management, L.P. (the “Investment Adviser” or “AIM”), under which the Investment Adviser, subject to the overall supervision of our board of directors, manages the day-to-day operations of, and provides investment advisory services to the Company. For providing these services, the Investment Adviser receives a fee from the Company, consisting of two components—a base management fee and a performance-based incentive fee. The base management fee is determined by taking the average value of our gross assets, net of the average of any payable for cash equivalents at the end of the two most recently completed calendar quarters calculated at an annual rate of 2.00%. The incentive fee has two parts, as follows: one part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, any expenses payable under an administration agreement (the “Administration Agreement”) between the Company and Apollo Investment Administration, LLC (the “Administrator”), and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include any realized capital gains computed net of all realized capital losses and unrealized capital depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the rate of 1.75% per quarter (7% annualized). For the time period between April 2, 2012 and March 31, 2015, AIM has agreed to voluntarily waive the management and incentive fee on the incremental common shares issued on April 2, 2012 and May 20, 2013.

The Company pays the Investment Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed 1.75%, which we commonly refer to as the performance threshold; (2) 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds 1.75% but does not exceed 2.1875% in any calendar quarter; and (3) 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are appropriately prorated for any period of less than three months.

The effect of the fee calculation described above is that if pre-incentive fee net investment income is equal to or exceeds 2.1875%, the Investment Adviser will receive a fee of 20% of our pre-incentive fee net investment income for the quarter.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and will equal 20% of our cumulative realized capital gains less cumulative realized capital losses, unrealized capital loss (unrealized loss on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the Investment Adviser. For accounting purposes only, we are required under GAAP to accrue a theoretical capital gains incentive fee based upon net realized capital gains and unrealized capital gain and loss on investments held at the end of each period.

The accrual of this theoretical capital gains incentive fee assumes all unrealized capital gain and loss is realized in order to reflect a theoretical capital gains incentive fee that would be payable to the Investment Adviser at each measurement date. There was no accrual for the fiscal years ended March 31, 2014, 2013 and 2012. It should be noted that a fee so calculated and accrued would not be payable under the Investment Advisers Act of 1940 (“Advisers Act”) or the Investment Advisory Agreement, and would not be paid based upon such computation of capital gains incentive fees in subsequent periods. Amounts actually paid to the Investment Adviser will be consistent with the Advisers Act and formula reflected in the Investment Advisory Agreement which specifically excludes consideration of unrealized capital gain.

For the time period between April 1, 2013 and March 31, 2015, AIM will not be paid the portion of the performance-based incentive fee that is attributable to deferred interest, such as PIK, until the Company receives such interest in cash. The accrual of incentive fees shall be reversed if such interest is reversed in connection with any write off or similar treatment of the investment. Upon payment of the deferred incentive fee, AIM will also receive interest on the deferred interest at an annual rate of 3.25% for the period between the date in which the incentive fee is earned and the date of payment.

For the fiscal years ended March 31, 2014, 2013 and 2012, the Company recognized $62,819, $55,717 and $60,321, respectively, of base management fees and $46,924, $41,144 and $39,651, respectively, of performance-based incentive fees. For the fiscal years ended March 31, 2014, 2013 and 2012, total management fees waived were $6,960, $1,602 , and $0. For the fiscal years ended March 31, 2014, 2013 and 2012, total incentive fees waived were $5,132, $1,183, and $0. The fees for the fiscal year ended March 31, 2012 reflect a reduction due to a prior payment of an unearned portion of the fees to the Investment Adviser of $2,783.

The amount of the deferred incentive fees on PIK income for the fiscal years ended March 31, 2014, 2013 and 2012, are $3,898, $3,935, and $0, respectively. The unpaid deferred fee balance included in management and performance-based incentive fee payable line of the Statement of Assets and Liabilities at March 31, 2014, 2013 and 2012 is $6,936, $3,935, and $0, respectively.

The Company has also entered into an Administration Agreement with the Administrator under which the Administrator provides administrative services for the Company. For providing these services, facilities and personnel, the Company reimburses the Administrator for the allocable portion of overhead and other expenses incurred by the Administrator and requested to be reimbursed in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of its chief financial officer and chief compliance officer and their respective staffs. The Administrator will also provide, on our behalf, managerial assistance to those portfolio companies to which the Company is required to provide such assistance. For the fiscal years ended March 31, 2014, 2013 and 2012 the Company recognized expenses under the Administration Agreement of $5,600, $4,389 and $5,387, respectively.

The Company has also entered into an expense reimbursement agreement with a subsidiary of a portfolio company that will reimburse the Company for reasonable out-of-pocket expenses incurred, including any interest, fees or other amounts incurred by the Company in connection with letters of credit issued on its behalf. For the fiscal years ended March 31, 2014, 2013 and 2012, the Company recognized expenses that were reimbursed under the expense reimbursement agreement of $49, $0, and $0 respectively.

Note 4. Net Asset Value Per Share

At March 31, 2014, the Company’s net assets and net asset value per share were $2,051,611 and $8.67, respectively. This compares to net assets and net asset value per share at March 31, 2013 of $1,677,389 and $8.27, respectively.

Note 5. Earnings (Loss) Per Share

The following table sets forth the computation of basic and diluted earnings (loss) per share, pursuant to ASC 260-10, for the fiscal years ended March 31, 2014, 2013 and 2012, respectively:

	Year Ended March 31,
	2014	2013	2012
Earnings per share—basic
Numerator for increase (decrease) in net assets per share:	$270,872	$104,471	$(86,264)
Denominator for basic weighted average shares:	222,800,255	202,875,329	196,583,804
Basic earnings (loss) per share:	$1.21	$0.51	$(0.44)

Earnings per share—diluted*
Numerator for increase (decrease) in net assets per share:	$270,872	$104,471	$(86,264)
Adjustment for interest on convertible notes and for incentive fees, net	10,138	10,308	10,302

Numerator for increase (decrease) in net assets per share, as adjusted	$281,010	$114,779	$(75,962)
Denominator for weighted average shares, as adjusted for dilutive effect of convertible notes:	237,348,355	217,423,429	211,131,904
Diluted earnings (loss) per share:	$1.18	$0.51	$(0.44)

*	In applying the if-converted method, conversion is not assumed for purposes of computing diluted EPS if the effect would be anti-dilutive. For the fiscal year ended March 31, 2014, there was no anti-dilution. For the fiscal years ended March 31, 2013 and March 31, 2012, anti-dilution would total $0.02 and $0.08, respectively.

Note 6. Investments

AIC Credit Opportunity Fund LLC—We owned all of the common member interests in AIC Credit Opportunity Fund LLC (“AIC Holdco”). AIC Holdco was formed for the purpose of holding various financed investments. AIC Holdco wholly owned three special purpose entities, each of which in 2008 acquired directly or indirectly an investment in a particular security from an unaffiliated entity that provided leverage for the investment as part of the sale. During the year ended March 31, 2014, three special purpose entities along with AIC Holdco, were dissolved. Each of these transactions is described in more detail below together with summary financial information.

In the first of these investments, in June 2008 we invested through AIC Holdco $39,500 in AIC (FDC) Holdings LLC (“Apollo FDC”). Apollo FDC used the proceeds to purchase a Junior Profit-Participating Note due 2013 in principal amount of $39,500 (the “Junior Note”) issued by Apollo I Trust (the “Trust”). The Trust also issued a Senior Floating Rate Note due 2013 (the “Senior Note”) to an unaffiliated third party in principal amount of $39,500 paying interest at the London Interbank Offered Rate (“LIBOR”) plus 1.50%, increasing over time to LIBOR plus 2.0%. The Trust used the aggregate $79,000 proceeds to acquire $100,000 face value of a senior subordinated loan of First Data Corporation (the “FDC Loan”) due 2016. The FDC Loan pays interest at 11.25% per year. The Junior Note of the Trust owned by Apollo FDC pays to Apollo FDC all of the interest and other proceeds received by the Trust on the FDC Loan after satisfying the Trust’s obligations on the Senior Note. The holder of the Senior Note has no recourse to Apollo FDC, AIC Holdco or us with respect to any interest on, or principal of, the Senior Note. However, if the value of the FDC Loan held by the Trust declines sufficiently, the investment would be unwound unless Apollo FDC posts additional collateral for the benefit of the Senior Note. During the year ended March 31, 2014, we unwound the transaction by investing $20,386 into the Trust which then repaid the Senior Note. Subsequent to the repayment of the Senior Note, $10,993 of face value of the FDC Loan was prepaid by First Data Corporation resulting in a distribution of $11,556 to the Company. The remaining FDC Loan, which consisted of $41,862 of face value, was transferred to the Company at an accreted cost of $38,728 with a fair value of $40,397 on the transfer date and the Trust was closed.

In the second of these investments, in June 2008 we invested through AIC Holdco $11,375 in AIC (TXU) Holdings LLC (“Apollo TXU”). Apollo TXU acquired exposure to $50,000 notional amount of a LIBOR plus 3.5% senior secured delayed draw term loan of Texas Competitive Electric Holdings (“TXU”) due 2014 through a non-recourse total return swap (the “TRS”) with an unaffiliated third party expiring on October 10, 2013. Pursuant to such delayed draw term loan, Apollo TXU pays an unaffiliated third-party interest at LIBOR plus 1.5% and generally receives all proceeds due under the delayed draw term loan of TXU (the “TXU Term Loan”). Like Apollo FDC, Apollo TXU is entitled to 100% of any realized appreciation in the TXU Term Loan and, since the TRS is a non-recourse arrangement, Apollo TXU is exposed only up to the amount of its investment in the TRS, plus any additional margin we decide to post, if any, during the term of the financing. The TRS does not constitute a senior security or a borrowing of Apollo TXU. In connection with the amendment and extension of the TXU Term Loan in April 2011, for which Apollo TXU received a consent fee along with an increase in the rate of the TXU Term Loan to LIBOR plus 4.5%, Apollo TXU extended its TRS to 2016 at a rate of LIBOR plus 2.0%. During the year ended March 31, 2014, Apollo TXU terminated the entire TRS resulting in a realized loss of $10,314. The excess collateral posted was returned to Apollo TXU.

In the third of these investments, in September 2008 we invested through AIC Holdco $10,022 in AIC (Boots) Holdings, LLC (“Apollo Boots”). Apollo Boots acquired €23,383 and £12,465 principal amount of senior term loans of AB Acquisitions Topco 2 Limited, a holding company for the Alliance Boots group of companies (the “Boots Term Loans”), out of the proceeds of our investment and a multicurrency $40,876 equivalent non-recourse loan to Apollo Boots (the “Acquisition Loan”) by an unaffiliated third party that was scheduled to mature in September 2013 and paid interest at LIBOR plus 1.25% or, in certain cases, the higher of the Federal Funds Rate plus 0.50% or the lender’s prime-rate. The Boots Term Loans paid interest at the rate of LIBOR plus 3% per year and are scheduled to mature in June 2015. During the fiscal year ended March 31, 2013, Apollo Boots sold the entire position of the Boots Term Loans in the amount of €23,383 and £12,465 of principal.

We do not consolidate AIC Holdco or its wholly owned subsidiaries and accordingly only the value of our investment in AIC Holdco was included on our statement of assets and liabilities. Our investment in AIC Holdco was valued in accordance with our normal valuation procedures and was based on the values of the underlying assets held by each special purpose entities net of associated liabilities.

Below is summarized financial information for AIC Holdco for the fiscal years ended March 31, 2014 and March 31, 2013.

	March 31, 2014	March 31, 2013
Assets
Cash	$—	$10
Apollo FDC (1)	—	32,981
Apollo TXU (2)	—	26,641
Other Assets	—	2,702

Total Assets	$—	$62,334

Liabilities
Apollo FDC (3)	$—	$—
Apollo TXU (4)	—	8,936
Other Liabilities	—	2,702

Total Liabilities	$—	$11,638

Net Assets
Apollo FDC	$—	$32,981
Apollo TXU	—	17,705
Other	—	10

Total Net Assets	$—	$50,696

	Fiscal Year End March 31, 2014	Fiscal Year End March 31, 2013
Net Operating Income (Loss)
Apollo FDC (5)	$1,559	$5,388
Apollo TXU (5)	692	1,237
Apollo Boots (5)	8	745
Other	4	(5)

Total Operating Income	$2,263	$7,365

Net Realized Gain (Loss)
Apollo FDC	$9,634	$—
Apollo TXU	(10,314)	—
Apollo Boots	—	659

Total Net Realized Gain (Loss)	$(680)	$659

Net Change in Unrealized Gain (Loss)
Apollo FDC	$(11,509)	$5,034
Apollo TXU	8,936	7,110
Apollo Boots	—	(244)

Total Net Change in Unrealized Gain (Loss)	$(2,573)	$11,900

Net Income (Loss) (6)
Apollo FDC	$(316)	$10,422
Apollo TXU	(686)	8,347
Apollo Boots	8	1,160
Other	4	(5)

Total Net Income (Loss)	$(990)	$19,924

(1)	Represents fair value of the Junior Note held by Apollo FDC with a cost of $21,472 as of March 31, 2013. The Junior Note was repaid by transferring the proceeds from the partial prepayment by First Data Corporation and by transferring the residual FDC Note to the Company during the year ended March 31, 2014 at accreted cost.

(2)	Represents fair value of collateral posted in relation to the TRS held by Apollo TXU with a cost of $26,641 at March 31, 2013.

(3)	Apollo FDC’s interest was subject to the Senior Note of a separate entity of $20,283 at March 31, 2013; however, Apollo FDC had no liability for such senior note. The Senior Note was repaid during the year ended March 31, 2104.

(4)	Represents liability on the TRS held by Apollo TXU.

(5)	In the case of Apollo FDC, net operating income consists of interest income on the Junior Note less interest paid on the senior note together with immaterial administrative expenses. In the case of Apollo TXU, net operating income consists of net payments from the swap counterparty of Apollo TXU’s obligation to pay interest and its right to receive the proceeds in respect of the reference asset, together with immaterial administrative expenses. In the case of AIC Boots, net operating income consists of interest income on the Boots Term Loans, less interest payments on the Acquisition Loan together with immaterial administrative expenses. There are no management or incentive fees.

(6)	Net income is the sum of operating income, realized gain (loss) and net change in unrealized gain (loss).

Merx Aviation Finance Holdings II, LLC—The Company has considered the status of Merx Aviation Finance Holdings II, LLC and has determined that it is a “significant subsidiary” for the fiscal year ended March 31, 2014 under SEC Regulation S-X Rule 4-08(g). As such, the summarized consolidated financial information of Merx Aviation Finance Holdings II, LLC and its subsidiaries is shown below:

	March 31, 2014	March 31, 2013
Total assets	$429,561	$137,566
Total liabilities	(297,926)	(107,951)

Member’s equity	$131,635	$29,615

	Fiscal Year End March 31, 2014	Fiscal Year End March 31, 2013
Total revenue	$26,136	$3,733
Total expenses	(28,874)	(7,934)

Net income (loss) before taxes	(2,738)	(4,201)

Net income (loss) after taxes	(2,742)	(4,205)

Fair Value Measurement and Disclosures

At March 31, 2014, our investments, measured at fair value, were categorized as follows in the fair value hierarchy for ASC 820 purposes:

			Fair Value Measurement at Reporting Date Using:
Description	Cost	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Secured Debt	$1,919,871	$1,949,107	$—	$1,013,424	$935,683
Unsecured Debt	912,453	941,728	—	526,649	415,079
Structured Products and Other	204,864	208,901	—	—	208,901
Preferred Equity	115,020	93,062	—	—	93,062
Common Equity/Interests	297,532	274,699	—	—	274,699
Warrants	9,012	11,174	—	—	11,174

Total Investments	$3,458,752	$3,478,671	$—	$1,540,073	$1,938,598

At March 31, 2013, our investments that were measured at fair value were categorized as follows in the fair value hierarchy for ASC 820 purposes:

			Fair Value Measurement at Reporting Date Using:
Description	Cost	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Secured Debt	$1,339,680	$1,266,004	$—	$625,195	$640,809
Unsecured Debt	1,256,697	1,214,997	—	583,950	631,047
Structured Products and Other	179,475	185,995	—	—	185,995
Preferred Equity	40,221	11,550	—	—	11,550
Common Equity/Interests	200,518	162,580	—	—	162,580
Warrants	2,710	9,273	—	—	9,273

Total Investments	$3,019,301	$2,850,399	$—	$1,209,145	$1,641,254

The following chart shows the components of change in our investments categorized as Level 3, for the fiscal year ended March 31, 2014.

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)*
	Secured Debt (2)	Unsecured Debt	Structured Products and Other	Preferred Equity	Common Equity/ Interests	Warrants	Total
Beginning Balance, March 31, 2013	$640,809	$631,047	$185,995	$11,550	$162,580	$9,273	$1,641,254
Total realized gains (losses) included in earnings	(33,309)	(47,284)	2,460	—	10,875	1,808	(65,450)
Total change in unrealized gain (loss) included in earnings	38,694	59,747	(2,483)	6,714	15,107	(4,401)	113,378
Net amortization on investments	4,314	11,951	347	—	—	—	16,612
Purchases, including capitalized PIK	777,913	121,825	140,150	74,798	109,035	6,369	1,230,090
Sales	(564,064)	(307,094)	(89,332)	—	(22,898)	(1,875)	(985,263)
Transfers out of Level 3 (1)	(111,550)	(55,113)	(38,728)	—	—	—	(205,391)
Transfers into Level 3 (1)	182,876	—	10,492	—	—	—	193,368

Ending Balance, March 31, 2014	$935,683	$415,079	$208,901	$93,062	$274,699	$11,174	$1,938,598

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gain (loss) relating to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gain (loss) on investments in our Statement of Operations.	$3,318	$10,341	$4,210	$6,713	$24,017	$(2,898)	$45,701

(1)	Transfers represent (a) a transfer of $10,492 out of Secured Debt into Structured Products due to the change in the nature of the investment and (b) transfers in and out of Level 3 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser. Transfers are assumed to have occurred at the end of the period. There were no transfers between Level 1 and Level 2 fair value measurements during the period shown.

(2)	Includes unfunded revolver obligations and letters of credit measured at fair value of $(8,449).

*	Pursuant to fair value measurement and disclosure guidance, the Company currently categorizes investments by class as shown above.

The following chart shows the components of change in our investments categorized as Level 3, for the fiscal year ended March 31, 2013.

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)*
	Secured Debt	Unsecured Debt	Structured Products and Other	Preferred Equity	Common Equity/ Interests	Warrants	Total
Beginning Balance, March 31, 2012	$864,485	$1,520,152	$63,725	$34,648	$184,341	$9,729	$2,677,080
Total realized gains or losses included in earnings	(29,936)	(11,464)	2,965	—	(42,639)	5,384	(75,690)
Total change in unrealized gain (loss) included in earnings	(22,131)	33,668	12,923	(25,366)	7,575	(1,067)	5,602
Net amortization on investments	9,981	15,183	318	97	—	—	25,579
Purchases, including capitalized PIK	904,198	487,830	126,249	2,171	33,958	852	1,555,258
Sales	(455,910)	(830,372)	(20,185)	—	(25,338)	(5,625)	(1,337,430)
Transfer (1)	(629,878)	(583,950)	—	—	4,683	—	(1,209,145)

Ending Balance, March 31, 2013	$640,809	$631,047	$185,995	$11,550	$162,580	$9,273	$1,641,254

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gain (loss) relating to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gain (loss) on investments in our Statement of Operations	$(12,056)	$(6,231)	$(2,569)	$(25,366)	$(29,995)	$2,427	$(73,790)

(1)	Transfers represent (a) a transfer of $4,683 out of Secured Debt into Common Equity/Interests due to the restructuring of a portfolio company which altered the securities held by the Company and (b) transfers between level 3 and level 2. Transfers are assumed to have occurred at the end of the period. The measurement was reclassified within the fair value hierarchy due to significant inputs that were previously unobservable which became observable given transactions that were observed around the measurement date. There were no transfers between Level 1 and Level 2 fair value measurements during the period shown.

*	Pursuant to fair value measurement and disclosure guidance, the Company currently categorizes investments by class as shown above.

The following tables summarizes the significant unobservable inputs the Company used to value the majority of its investments categorized within Level 3 as of March 31, 2014. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The below table is not intended to be all-inclusive, but rather provides information on the significant unobservable inputs as they relate to the Company’s determination of fair values.

		Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of March 31, 2014	Valuation Techniques/ Methodologies	Unobservable Input	Range (Weighted Average)
Secured Debt	$714,999	Yield Analysis	Discount Rate	8.2% - 27.3% (13.2%)
	26,370	Recent Transactions	Recent Transactions	n/a
Unsecured Debt	395,630	Yield Analysis	Discount Rate	9.3% - 45.0% (11.7%)
Structured Products and Other	30,158	Yield Analysis	Discount Rate	11.6% - 15.0% (12.3%)
	146,970	Discounted Cash Flow	Discount Rate	10.0% - 15.5% (13.9%)
	1,097	Recent Transactions	Recent Transactions	n/a
Preferred Equity	70,442	Market Comparable Approach	Comparable Multiple	2.0x - 10.0x (7.1x)
	22,620	Yield Analysis	Discount Rate	12.3% - 12.3% (12.3%)
Common Equity/Interests	125,509	Market Comparable Approach	Comparable Multiple	2.0x - 12.0x (8.1x)
	17	Net Asset Value	Underlying Assets/ Liabilities	n/a
	142,117	Yield Analysis	Discount Rate	13.1% - 30.0% (13.2%)
	6,958	Other	Illiquidity/ Restrictive discount	7.0% - 7.0% (7.0%)
Warrants	2,304	Market Comparable Approach	Comparable Multiple	5.3x - 6.0x (6.0x)
	1,398	Other	Illiquidity/ Restrictive discount	20.0% - 20.0%(20.0%)
	5,069	Recent Transactions	Recent Transactions	n/a

n/a – Not applicable

		Quantitative Information about Level 3 Fair Value Measurements
	Fiscal Year Ended March 31, 2013	Valuation Techniques/ Methodologies	Unobservable Input	Range (Weighted Average)
Secured Debt	$32,952	Market Comparable Approach	Comparable Multiple	6.0x - 6.0x (6.0x)
	422,766	Yield Analysis	Discount Rate	8.0% - 18.0% (12.1%)
Unsecured Debt	504,263	Yield Analysis	Discount Rate	10.1% - 25.0% (13.8%)
Structured Products and Other	43,144	Discounted Cash Flow	Discount Rate	13.0% - 13.0% (13.0%)
	6,174	Recent Transactions	Recent Transactions	n/a
	50,697	Net Asset Value	Underlying Assets/ Liabilities	n/a
Preferred Equity	11,550	Market Comparable Approach	Comparable Multiple	4.3x - 10.4x (6.5x)
Common Equity/Interests	33,911	Discounted Cash Flow	Discount Rate	8.0% - 12.5% (12.5%)
	123,081	Market Comparable Approach	Comparable Multiple	2.0x - 10.8x (8.0x)
	123	Net Asset Value	Underlying Assets/Liabilities	n/a
	146	Yield Analysis	Discount Rate	20.0% - 20.0% (20.0%)
	5,319	Other	Illiquidity/ Restrictive discount	7.0% - 7.0% (7.0%)
Warrants	7,432	Market Comparable Approach	Comparable Multiple	4.3x - 5.9x (5.4x)
	1,841	Other	Illiquidity/ Restrictive discount	20.0% - 20.0%(20.0%)

n/a – Not applicable

The significant unobservable inputs used in the fair value measurement of the Company’s debt and equity securities are primarily earnings before interest, taxes, depreciation and amortization (“EBITDA”) comparable multiples and market discount rates. The Company typically uses EBITDA comparable multiples on its equity securities to determine the fair value of investments. The Company uses market discount rates for debt securities to determine if the effective yield on a debt security is commensurate with the market yields for that type of debt security. If a debt security’s effective yield is significantly less than the market yield for a similar debt security with a similar credit profile, then the resulting fair value of the debt security may be lower. Significant increases or decreases in either of these inputs in isolation would result in a significantly lower or higher fair value measurement. The significant unobservable inputs used in the fair value measurement of the structured products include the discount rate applied in the valuation models in addition to default and recovery rates applied to projected cash flows in the valuation models. Specifically, when a discounted cash flow model is used to determine fair value, the significant input used in the valuation model is the discount rate applied to present value the projected cash flows. Increases in the discount rate can significantly lower the fair value of an investment; conversely decreases in the discount rate can significantly increase the fair value of an investment. The discount rate is determined based on the market rates an investor would expect for a similar investment with similar risks.

Capitalized PIK Activity

Capitalized PIK income activity for the fiscal years ended March 31, 2014 and March 31, 2013 is summarized below:

	Fiscal Year Ended March 31, 2014	Fiscal Year Ended March 31, 2013
PIK balance at beginning of period	$45,658	$32,963
Gross PIK income capitalized	28,884	17,891
Adjustments due to investment exits	(25)	—
PIK income received in cash	(16,332)	(5,196)

PIK balance at end of period	$58,185	$45,658

Note 7. Derivative Instruments

During the three months ended June 30, 2013, we entered into interest rate swap and interest rate cap agreements to manage interest rate risk associated with one of our structured product investments. During the three months ended September 30, 2013, we exited the investment and unwound the derivatives. As of March 31, 2014, we did not hold any derivative investments. We do not hold or issue derivative contracts for speculative purposes. We recorded the accrual of periodic interest settlements in net unrealized gain/loss and subsequently recorded the cash payments as a net realized gain or loss on the interest settlement date, activities which are classified under operating activities in our statement of cash flows.

The table below summarizes the effect of derivative instruments on our statement of operations for the fiscal year ended March 31, 2014:

Derivative Instruments	Unrealized Gain/(Loss)	Realized Gain/(Loss)	Total Gain (Loss)
Interest rate swaps	$—	$13,162	$13,162
Interest rate caps	—	(4,621)	(4,621)

Total	$—	$8,541	$8,541

The interest income and interest expense on derivatives is shown in the statement of operations within net realized and unrealized gain/loss from investments, cash equivalents, foreign currencies and derivatives. For purposes of the performance-based incentive fee, interest income and interest expense derived from the derivative instruments are included in the calculation of pre-incentive fee net investment income. The interest income and interest expense on derivatives is excluded from the cumulative realized capital gains and cumulative realized capital losses for purposes of the capital gains incentive fee calculation.

Credit Risk-Related Contingent Features

The use of derivatives creates exposure to counterparty credit risk that may result in potential losses in the event that the counterparties to these instruments fail to perform their obligations under the agreements governing such derivatives. The Company seeks to minimize this risk by limiting the Company’s counterparties to major financial institutions with acceptable credit ratings and monitoring positions with individual counterparties. In addition, the Company may be required under the terms of its derivatives agreements to pledge assets as collateral to secure its obligations under the derivatives. The amount of collateral varies over time based on the fair value, notional amount and remaining term of the derivatives, and may exceed the amount owed by the Company on a fair value basis. In the event of a default by a counterparty, the Company would be an unsecured creditor to the extent of any such overcollateralization. At March 31, 2014, there is no cash pledged as collateral.

The International Swaps and Derivatives Association (“ISDA”) Master Agreement that the Company has in place contains customary default provisions including a cross default provision relating to third-party indebtedness in excess of a specified threshold. Following an event of default, the Company could be required to settle its obligations under the ISDA Master Agreement at their termination values. Additionally, under the Company’s ISDA Master Agreement, the Company could be required to settle its obligations under the ISDA Master Agreement at their termination values if the Company fails to maintain certain minimum stockholders’ equity thresholds or if the Company fails to comply with certain specified financial covenants.

Note 8. Foreign Currency Transactions and Translations

At March 31, 2014, the Company had outstanding non-US borrowings on its Senior Secured Facility (as defined in note 11) denominated in Euros, British Pounds, and Canadian Dollars. Unrealized gain/loss on these outstanding borrowings is indicated in the table below:

Foreign Currency	Local Currency	Original Borrowing Cost	Current Value	Reset Date	Unrealized Gain (Loss)
British Pound	£45,100	$72,078	$75,188	4/30/2014	$(3,110)
Euro	€18,200	24,474	25,084	4/30/2014	(610)
Euro	€9,500	12,680	13,093	4/24/2014	(413)
Canadian Dollars	CAD 34,100	31,766	30,895	4/24/2014	871

		$140,998	$144,260		$(3,262)

At March 31, 2013, the Company had outstanding non-US borrowings on its Senior Secured Facility denominated in Euros and British Pounds. Unrealized gain/loss on these outstanding borrowings is indicated in the table below:

Foreign Currency	Local Currency	Original Borrowing Cost	Current Value	Reset Date	Unrealized Gain
British Pound	£5,300	$8,409	$8,048	4/19/2013	$361
Euro	€77,000	103,544	98,876	4/30/2013	4,668
British Pound	£62,000	99,087	94,144	4/30/2013	4,943

		$211,040	$201,068		$9,972

Note 9. Cash Equivalents

There were no cash equivalents held as of March 31, 2014 and March 31, 2013.

Note 10. Financial Highlights

The following is a schedule of financial highlights for the years ended March 31, 2014, 2013, 2012, 2011, and 2010.

	March 31,
	2014		2013		2012	2011	2010
Per Share Data:
Net asset value, beginning of period	$8.27		$8.55		$10.03	$10.06	$9.82

Net investment income	0.91		0.83	***	0.88	0.99	1.26
Net realized and unrealized gain (loss)	0.30		(0.31	)***	(1.32)	(0.05)	0.45

Net increase (decrease) in net assets resulting from operations	1.20	***	0.51	***	(0.44)	0.94	1.71
Dividends to stockholders from income (1)	(0.80)		(0.78)		(1.04)	(1.13)	(1.14)
Dividends to stockholders from return of capital (1)			(0.02)		—	—	—
Effect of anti-dilution (dilution)	—	*	—	*	— *	0.16	(0.33)
Offering costs	—	*	—	*	— *	— *	— *

Net asset value at end of period	$8.67		$8.27		$8.55	$10.03	$10.06

Per share market value at end of period	$8.31		$8.36		$7.17	$12.07	$12.73

Total return (2)	9.4%		28.2%		(32.4)%	5.1%	313.0%

Shares outstanding at end of period	236,741,351		202,891,351		197,043,398	195,501,549	176,213,918

Ratio/Supplemental Data:
Net assets at end of period (in millions)	$2,051.6		$1,677.4		$1,685.2	$1,961.0	$1,772.8

Ratio of net investment income to average net assets	10.85%		9.87%		9.77%	10.19%	12.36%

Ratio of operating expenses to average net assets (3)	6.01	%**	6.28%		6.70%	6.37%	7.21%
Ratio of interest and other debt expenses to average net assets	3.70%		3.43%		3.76%	2.56%	1.52%

Ratio of total expenses to average net assets (3)	9.71	%**	9.71%		10.46%	8.93%	8.73%

Average debt outstanding	$1,238,940		$1,036,780		$1,213,943	$1,072,646	$1,041,084

Average debt per share	$5.56		$5.11		$6.18	$5.55	$6.53

Portfolio turnover ratio	75.9%		49.9%		50.6%	33.6%	17.2%

(1)	Dividends and distributions are determined based on taxable income calculated in accordance with income tax regulations which may differ from amounts determined under GAAP. Per share amounts reflect total dividends paid divided by average shares for the respective periods.

(2)	Total return is based on the change in market price per share during the respective periods. Total return also takes into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan.

(3)	The ratio of operating expenses to average net assets and the ratio of total expenses to average net assets are shown inclusive of the expense offset arrangement. For the years ended March 31, 2014, 2013, 2012, 2011, and 2010 there were no expense offsets during these periods and as such, there was no effect on the ratio.

*	Represents less than one cent per average share.

**	The ratio of operating expenses to average net assets and the ratio of total expenses to average net assets is shown net of all voluntary management and incentive fee waivers (see note 3). The ratio of operating expenses to average net assets and the ratio of total expenses to average net assets would be 6.66% and 10.36%, respectively, without the voluntary fee waivers.

***	Represent rounded numbers.

Information about our senior securities is shown in the following table as of each year ended March 31 since the Company commenced operations, unless otherwise noted. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Estimated Market Value
Senior Secured Facility
Fiscal 2014	$602,261	$1,095	$—	$602,983
Fiscal 2013	536,067	1,137	—	551,097
Fiscal 2012	539,337	1,427	—	N/A
Fiscal 2011	628,443	1,707	—	N/A
Fiscal 2010	1,060,616	2,671	—	N/A
Fiscal 2009	1,057,601	2,320	—	N/A
Fiscal 2008	1,639,122	2,158	—	N/A
Fiscal 2007	492,312	4,757	—	N/A
Fiscal 2006	323,852	4,798	—	N/A
Fiscal 2005	—	—	—	N/A
Senior Secured Notes
Fiscal 2014	$270,000	$491	—	$280,067
Fiscal 2013	270,000	572	—	282,173
Fiscal 2012	270,000	714	—	N/A
Fiscal 2011	225,000	611	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A
Fiscal 2008	—	—	—	N/A
Fiscal 2007	—	—	—	N/A
Fiscal 2006	—	—	—	N/A
Fiscal 2005	—	—	—	N/A
2042 Notes
Fiscal 2014	$150,000	$273	$—	$145,680
Fiscal 2013	150,000	318	—	148,920
Fiscal 2012	—	—	—	N/A
Fiscal 2011	—	—	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A
Fiscal 2008	—	—	—	N/A
Fiscal 2007	—	—	—	N/A
Fiscal 2006	—	—	—	N/A
Fiscal 2005	—	—	—	N/A
2043 Notes
Fiscal 2014	$150,000	$273	$—	$128,250

Class and Year	Total Amount Outstanding (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Estimated Market Value
Fiscal 2013	—	—	—	—
Fiscal 2012	—	—	—	—
Fiscal 2011	—	—	—	—
Fiscal 2010	—	—	—	—
Fiscal 2009	—	—	—	—
Fiscal 2008	—	—	—	—
Fiscal 2007	—	—	—	—
Fiscal 2006	—	—	—	—
Fiscal 2005	—	—	—	—
Convertible Notes
Fiscal 2014	$200,000	$364	$—	$212,734
Fiscal 2013	200,000	424	—	212,000
Fiscal 2012	200,000	529	—	N/A
Fiscal 2011	200,000	544	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A
Fiscal 2008	—	—	—	N/A
Fiscal 2007	—	—	—	N/A
Fiscal 2006	—	—	—	N/A
Fiscal 2005	—	—	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1 to determine the Asset Coverage Per Unit. In order to determine the specific Asset Coverage Per Unit for each class of debt, the total Asset Coverage Per Unit was divided based on the amount outstanding at the end of the period for each.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

Note 11. Debt

The Company’s outstanding debt obligations as of March 31, 2014 were as follows:

	March 31, 2014
	Date Issued / Amended	Total Aggregate Principal Amount Committed	Principal Amount Outstanding	Final Maturity Date
Senior Secured Facility	2013	$1,250	$602	2018
Senior Secured Notes	2010	225	225	2015
Senior Secured Notes (Series A)	2011	29	29	2016
Senior Secured Notes (Series B)	2011	16	16	2018
2042 Notes	2012	150	150	2042
2043 Notes	2013	150	150	2043
Convertible Notes	2011	200	200	2016

Total Debt Obligations		$2,020	$1,372

Senior Secured Facility

On September 13, 2013, the Company amended and restated its senior secured, multi-currency, revolving credit facility (the “Senior Secured Facility”). The facility increased the lenders’ commitments totaling approximately $1,250,000 and extended the final maturity date to through August 31, 2018, and allows the Company to seek additional commitments from new and existing lenders in the future, up to an aggregate facility size not to exceed $1,710,000. The Senior Secured Facility is secured by substantially all of the assets in Apollo Investment’s portfolio, including cash and cash equivalents. Commencing September 30, 2017, the Company is required to repay, in twelve consecutive monthly installments of equal size, the outstanding amount under the Senior Secured Facility as of August 31, 2017. Pricing for Alternate Base Rate (ABR) borrowings is 100 basis points over the applicable Prime Rate and pricing for eurocurrency borrowings is 200 basis points over the LIBOR Rate. The Company is required to pay a commitment fee of 0.375% per annum on any unused portion of the Senior Secured Facility and a letter of credit participation fee of 2.00% per annum plus a letter of credit fronting fee of 0.25% per annum on the letters of credit issued. The Senior Secured Facility contains affirmative and restrictive covenants, including: (a) periodic financial reporting requirements, (b) maintaining minimum stockholders’ equity of the greater of (i) 40% of the total assets of Apollo Investment and its consolidated subsidiaries as at the last day of any fiscal quarter and (ii) the sum of (A) $845,000 plus (B) 25% of the net proceeds from the sale of equity interests in Apollo Investment after the closing date of the Senior Secured Facility, (c) maintaining a ratio of total assets, less total liabilities (other than indebtedness) to total indebtedness, in each case of Apollo Investment and its consolidated subsidiaries, of not less than 2.0:1.0, (d) limitations on the incurrence of additional indebtedness, including a requirement to meet a certain minimum liquidity threshold before Apollo Investment can incur such additional debt, (e) limitations on liens, (f) limitations on investments (other than in the ordinary course of Apollo Investment’s business), (g) limitations on mergers and disposition of assets (other than in the normal course of Apollo Investment’s business activities), (h) limitations on the creation or existence of agreements that permit liens on properties of Apollo Investment’s consolidated subsidiaries and (i) limitations on the repurchase or redemption of certain unsecured debt and debt securities. In addition to the asset coverage ratio described in clause (c) of the preceding sentence, borrowings under the Senior Secured Facility (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in Apollo Investment’s portfolio. The Senior Secured Facility also provides for the issuance of letters of credit for up to an aggregate amount of $125,000. As of March 31, 2014 and March 31, 2013, the Company had $15,746 and $0, respectively in standby letters of credit issued through the Senior Secured Facility. The amount available for borrowing under the Senior Secured Facility is reduced by any standby letters of credit issued. The available remaining capacity under the Senior Secured Facility was $631,993 at March 31, 2014. Terms used in the this paragraph have the meanings set forth in the Senior Secured Facility.

Subsequent to March 31, 2014, the size of the Senior Secured Facility was increased to $1,270,000.

Senior Secured Notes

On September 30, 2010, the Company entered into a note purchase agreement with certain institutional accredited investors providing for a private placement issuance of $225,000 in aggregate principal amount of five-year, senior secured notes with an annual fixed interest rate of 6.25% and a maturity date of October 4, 2015 (the “Senior Secured Notes”). On October 4, 2010, the Senior Secured Notes issued by Apollo Investment were sold to certain institutional accredited investors pursuant to an exemption from registration under the Securities Act of 1933, as amended. Interest on the Senior Secured Notes is due semi-annually on April 4 and October 4, commencing on April 4, 2011.

On September 29, 2011, the Company closed a private offering of $45,000 aggregate principal amount of senior secured notes (the “Notes”) consisting of two series: (1) 5.875% Senior Secured Notes, Series A, of the Company due September 29, 2016 in the aggregate principal amount of $29,000; and (2) 6.250% Senior Secured Notes, Series B, of the Company due September 29, 2018, in the aggregate principal amount of $16,000. The

Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. Interest on the Senior Secured Notes is due semi-annually on March 29 and September 29, commencing on March 29, 2012.

2042 Notes

On October 9, 2012, the Company issued $150,000 in aggregate principal amount of 6.625% senior unsecured notes due 2042 for net proceeds of $145,275 (the “2042 Notes”). Interest on the 2042 Notes is paid quarterly on January 15, April 15, July 15 and October 15, at an annual rate of 6.625%, commencing on January 15, 2013. The 2042 Notes will mature on October 15, 2042. The Company may redeem the 2042 Notes in whole or in part at any time or from time to time on or after October 15, 2017. The 2042 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior, unsecured indebtedness. The 2042 Notes are listed on The New York Stock Exchange under the ticker symbol “AIB”.

2043 Notes

On June 17, 2013, the Company issued $135,000 in aggregate principal amount of 6.875% senior unsecured notes due 2043 and on June 24, 2013 an additional $15,000 in aggregate principal amount of such notes was issued pursuant to the underwriters’ over-allotment option exercise. In total, $150,000 of aggregate principal was issued for net proceeds of $145,275 (the “2043 Notes”). Interest on the 2043 Notes is paid quarterly on January 15, April 15, July 15 and October 15, at an annual rate of 6.875%, commencing on October 15, 2013. The 2043 Notes will mature on July 15, 2043. The Company may redeem the 2043 Notes in whole or in part at any time or from time to time on or after July 15, 2018. The 2043 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior, unsecured indebtedness. The 2043 Notes are listed on The New York Stock Exchange under the ticker symbol “AIY”.

Convertible Notes

On January 25, 2011, the Company closed a private offering of $200,000 aggregate principal amount of senior unsecured convertible notes (the “Convertible Notes”). The Convertible Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. The Convertible Notes bear interest at an annual rate of 5.75%, payable semi-annually in arrears on January 15 and July 15 of each year, commencing on July 15, 2011. The Convertible Notes will mature on January 15, 2016 unless earlier converted or repurchased at the holder’s option. Prior to December 15, 2015, the Convertible Notes will be convertible only upon certain corporate reorganizations, dilutive recapitalizations or dividends, or if, during specified periods our shares trade at more than 130% of the then applicable conversion price or the Convertible Notes trade at less than 97% of their conversion value and, thereafter, at any time. The Convertible Notes will be convertible by the holders into shares of common stock, initially at a conversion rate of 72.7405 shares of the Company’s common stock per $1 principal amount of Convertible Notes (14,548,100 common shares) corresponding to an initial conversion price per share of approximately $13.75, which represents a premium of 17.5% to the $11.70 per share closing price of the Company’s common stock on The NASDAQ Global Select Market on January 19, 2011. The conversion rate will be subject to adjustment upon certain events, such as stock splits and combinations, mergers, spin-offs, increases in dividends in excess of $0.28 per share per quarter and certain changes in control. Certain of these adjustments, including adjustments for increases in dividends, are subject to a conversion price floor of $11.70 per share. The Convertible Notes are senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities. As more fully reflected in note 5, the issuance is to be considered as part of the if-converted method for calculation of diluted EPS.

The following chart summarizes the components of average outstanding debt, maximum amount of debt outstanding, and the annualized interest cost, including commitment fees, for the fiscal years ended March 31, 2014 and 2013:

	Fiscal Year Ended March 31, 2014	Fiscal Year Ended March 31, 2013
Average outstanding debt balance	$1,238,940	$1,036,780
Maximum amount of debt outstanding	1,564,228	1,231,035
Weighted average annualized interest cost, including commitment fees, but excluding debt issuance costs (1)	4.95%	4.75%
Annualized amortized debt issuance cost	0.57%	0.86%

Total annualized interest cost	5.52%	5.61%

(1)	Commitment fees for the fiscal years ended March 31, 2014 and March 31, 2013 were $2,659 and $2,643, respectively.

As of March 31, 2014, the Company is in compliance with all debt covenants.

Note 12. Stockholders’ Equity

The following table summarizes the total shares issued and proceeds received in public offerings of the Company’s common stock net of underwriting discounts and offering costs for the fiscal years ended March 31, 2014 and 2013:

2014	Shares Issued	Offering Price per Share	Proceeds net of underwriting discounts and offering costs
May 2013 public offering	21,850,000	$8.60	$181,819
February 2014 public offering	12,000,000	8.69	103,724

Total for the fiscal year ended March 31, 2014	33,850,000		$285,543

The Company used the net proceeds from the public offerings during fiscal year March 31, 2014 to repay outstanding debt. Additionally, there were no shares issued for the fiscal year ended March 31, 2013.

Apollo Investment Management, L.P. (“AIM”), our investment adviser, has agreed to waive the base management and incentive fees associated with the incremental shares issued on the May 20, 2013 offering through March 31, 2015.

Note 13(a). Income Tax Information and Distributions to Stockholders

Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified among the Company’s capital accounts. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America; accordingly, at March 31, 2014, $26,182 was reclassified on our statement of asset and liabilities between accumulated net realized loss and over-distributed net investment income and $2,684 was reclassified between accumulated over-distributed net investment income and paid-in capital in excess of par. Total earnings and net asset value are not affected.

The tax character of dividends for the fiscal year ended March 31, 2014 was as follows:

Ordinary income	$182,193
Tax Return of Capital	$—

As of March 31, 2014, the components of accumulated losses on a tax basis were as follows(1):

Distributable ordinary income	$11,005
Capital loss carryforward (2)(3)	(1,053,971)
Other book/tax temporary differences	(95,158)
Unrealized depreciation	(32,331)

Total accumulated losses	$(1,170,455)

As of March 31, 2014, we had a post-October short-term capital loss deferral of $40,874 which is deemed to arise on April 1, 2014.

(1)	Tax information for the fiscal year ended March 31, 2014 is an estimate and will not be finally determined until the Company files its 2014 tax return in December 2014.

(2)	On March 31, 2014, the Company had net capital loss carryforwards of $36,089, $199,331 and $411,998 which expire in 2017, 2018 and 2019, respectively. These amounts will be available to offset like amounts of any future taxable gains. It is unlikely that capital gains distributions will be paid to stockholders of the Company until net gains have been realized in excess of such capital loss carryforward or the carryforward expires.

(3)	On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law. As of March 31, 2014, the Company had a post-enactment short-term capital loss of $57,724 and long-term capital loss carryforward of $348,829. This loss is deemed to arise on April 1, 2014.

The tax character of dividends for the fiscal year ended March 31, 2013 was as follows:

Ordinary income	$159,629
Tax Return of Capital	2,684

As of March 31, 2013, the components of accumulated losses on a tax basis were as follows (1):

Distributable ordinary income	$—
Capital loss carryforward (2)(3)	(936,167)
Other book/tax temporary differences	(60,510)
Unrealized depreciation	(259,773)

Total accumulated losses	$(1,256,450)

As of March 31, 2013, we had a post-October capital loss deferral of $15,997 which is deemed to arise on April 1, 2013.

(1)	Tax information for the fiscal year ended March 31, 2013 is an estimate and was not finally determined until the Company filed its 2013 tax return in December 2013.

(2)	On March 31, 2013, the Company had net capital loss carryforwards of $36,089, $199,331 and $411,998 which expire in 2017, 2018 and 2019, respectively. These amounts will be available to offset like amounts of any future taxable gains. It is unlikely that capital gains distributions will be paid to stockholders of the Company until net gains have been realized in excess of such capital loss carryforward or the carryforward expires.

(3)	On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law. As of March 31, 2013, the Company had a post-enactment long-term capital loss carryforward of $288,749. This loss is deemed to arise on April 1, 2013.

Note 13(b). Other Tax Information

The percentage of ordinary income distributions paid during the fiscal year ended March 31, 2014 eligible for qualified dividend income treatment is 1.31%. The percentage of ordinary income distributions paid during the fiscal year ended March 31, 2014 eligible for the 70% dividends received deduction for corporate stockholders is 1.31%.

The percentage of ordinary income distributions paid during the fiscal year ended March 31, 2013 eligible for qualified dividend income treatment is 1.54%. The percentage of ordinary income distributions paid during the fiscal year ended March 31, 2013 eligible for the 70% dividends received deduction for corporate stockholders is 1.54%.

Note 14. Selected Quarterly Financial Data (unaudited)

	Investment Income		Net Investment Income		Net Realized And Unrealized Gain (Loss) on Assets		Net Increase (Decrease) In Net Assets From Operations (on a basic, non-diluted basis)		Net Increase (Decrease) In Net Assets From Operations (on a diluted basis)
Quarter Ended	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share
March 31, 2014	$96,404	$0.42	$49,612	$0.22	$20,293	$0.09	$69,905	$0.31	$72,392	$0.30
December 31, 2013	94,561	0.42	49,683	0.22	56,055	0.25	105,738	0.47	108,286	0.45
September 30, 2013	93,708	0.42	49,586	0.22	26,839	0.12	76,425	0.34	78,973	0.33
June 30, 2013	96,673	0.45	52,367	0.25	(33,563)	(0.16)	18,804	0.09	21,359	0.09
March 31, 2013	84,617	0.42	42,066	0.21	23,755	0.12	65,821	0.32	68,389	0.31
December 31, 2012	83,212	0.41	42,080	0.21	(64,824)	(0.32)	(22,744)	(0.11)	(20,169)	(0.11)
September 30, 2012	83,832	0.41	44,482	0.22	28,554	0.14	73,036	0.36	75,610	0.35
June 30, 2012	80,333	0.40	38,732	0.19	(50,374)	(0.25)	(11,642)	(0.06)	(9,048)	0.06

Note 15. Commitments and Contingencies

As of March 31, 2014, the Company’s commitments and contingencies were as follows:

As of March 31, 2014
Unfunded revolver obligations and bridge loans commitments (1)	$408,554
Unfunded delayed draw commitments on senior loans to portfolio companies	138,680
Unfunded delayed draw commitments on senior loans to portfolio companies (performance thresholds not met) (2)	48,923
Standby letters of credit issued for certain portfolio companies for which the Company and portfolio companies are liable	16,379

(1)	Included in this amount is $114,066 unfunded revolver commitment for Merx Aviation Finance Holdings II, LLC. Additional, the amounts may or may not be funded to the borrowing party in the future. The unfunded commitments relate to loans with various maturity dates, but the entire amount was eligible for funding to the borrowers as of March 31, 2014, subject to the terms of each loan’s respective credit agreements.

(2)	The borrower is required to meet certain performance thresholds before the Company is obligated to fulfill the commitments and those performance thresholds were not met as of March 31, 2014.

AIC’s commitments are subject to the consummation of the underlying corporate transactions and conditional upon receipt of all necessary stockholder, regulatory and other applicable approvals.

Note 16. Subsequent Events

On May 19, 2014, the Board of Directors declared a dividend of $0.20 per share for the fourth fiscal quarter of 2014, payable on July 7, 2014 to stockholders of record as of June 20, 2014.

$

    % NOTES DUE

PROSPECTUS    SUPPLEMENT

Joint Book-Running Managers

Barclays

Citigroup

J.P. Morgan

SunTrust Robinson Humphrey

BMO Capital Markets

Credit Suisse

Deutsche Bank Securities

UBS Investment Bank

Co-Managers

Apollo Global Securities

Natixis

February    , 2015